As filed with Securities and Exchange Commission on April 23, 2026.
Registration Nos. 333-52366/811-04001

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 41	☒
and/or

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 343	☒

Metropolitan Life Separate Account E
(Exact Name of Registered Separate Account)

Metropolitan Life Insurance Company
(Exact Name of Insurance Company)
200 Park Avenue
New York, New York 10166
(Address of Insurance Company's Principal Executive Offices)
(212) 578-9500
(Insurance Company's Telephone Number, including Area Code)
Monica Curtis
Executive Vice President and Chief Legal Officer
Metropolitan Life Insurance Company
200 Park Avenue, New York, New York 10116
(Name and Address of Agent for Service)

COPIES TO:
W. Thomas Conner, Esq.
Carlton Fields
1025 Thomas Jefferson Street, NW, Suite 400 West
Washington, DC 20007-5208
Approximate Date of Proposed Public Offering: April 27, 2026
It is proposed that the filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)
☒	on April 27, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 (“Securities Act”).

If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:
☐	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
☐
If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☐	Insurance Company relying on Rule 12h-7 under the Exchange Act
☐	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

April 27, 2026
Preference Plus Select® Variable Annuity Contracts
B Class, Bonus Class, C Class and L Class
Issued by Metropolitan Life Separate Account E of Metropolitan
Life Insurance Company
This Prospectus describes individual Preference Plus Select® Contracts for flexible purchase payment deferred variable annuities (the “Contracts” or the “Deferred Annuities”) issued by Metropolitan Life Insurance Company (“MetLife,” the “Company,” “we,” “us” or “our”). The following classes were offered by this Prospectus: B Class, Bonus Class, C Class and L Class. The Deferred Annuities are individual contracts and were also sold in group arrangements or under retirement plans through SEP and SIMPLE IRAs. The Contracts are no longer available for sale; however, MetLife will continue to accept additional payments for the Contracts issued except where subsequent purchase payments are currently restricted for certain optional benefits.
You decide how to allocate your money among the various available investment choices. Your choices may include the Fixed Interest Account and Divisions (Divisions may be referred to as “Investment Divisions” in your Contract and marketing materials) available through Metropolitan Life Separate Account E which, in turn, invest in the Portfolios, which include equity, income, asset allocation and sector fund types as described in Appendix A. If your annuity was issued in connection with an employer plan, You should check with your Employer as to which Portfolios are available under your Contract.
How to learn more:
Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference.
The B Class, Bonus Class, C Class and L Class of the Deferred Annuities each has its own base contract charge (also referred to in this Prospectus as a “Base Contract Charge or “Separate Account Charge”) and Withdrawal Charge schedule. Each provides the opportunity to invest for retirement or other long-term financial goals. Expenses of a class that include a bonus feature (the Bonus Class) may be higher than expenses of a class of the Deferred Annuity without the bonus, and the additional amount of the bonus may be more than offset by the higher expenses associated with the class, including Withdrawal Charges.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Contract is a complex investment and involves risks, including potential loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals can result in surrender charges, taxes, and tax penalties, if applicable.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense. We do not guarantee how any of the Divisions or Portfolios will perform. Interests in the Separate Account, the Portfolios and the Fixed Interest Account are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other agency or entity or person. MetLife's obligations under the Contract are subject to its financial strength and claims-paying ability.
The Contracts are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Contracts other than the information in this Prospectus, supplements to this Prospectus, prospectus summaries or any supplemental sales material we authorize.

IMPORTANT TERMS YOU SHOULD KNOW
Account Value, Account Balance or Contract value — When You purchase a Deferred Annuity, an account is set up for You. Your Account Balance (also referred to as Account Value or Contract value) is the total amount of money in your Deferred Annuity, including money in the Divisions of the Separate Account, the Fixed Interest Account and the Enhanced Dollar Cost Averaging Program.
Accumulation Unit Value — With a Deferred Annuity, money paid-in or transferred into a Division of the Separate Account is credited to You in the form of Accumulation Units. Accumulation Units are established for each Division. We determine the value of these Accumulation Units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios. In addition to the investment performance of the Portfolios, the deduction of the Separate Account charge also affects a Division's Accumulation Unit Value.
Administrative Office —  Our Administrative Office varies based on the type of service request or transaction that You are making. The most recent correspondence or quarterly statement sent to You will have the address and telephone number that You can use to contact us for specific transactions and requests. We will notify You if there are changes to this information.
Annuitant — The natural person whose life is the measure for determining the duration and the dollar amount of income payments.
Annuity Unit — An accounting unit of measure used to calculate the amount of Annuity Payments.
Annuity Unit Value — With a variable Pay-Out Option, the money paid-in or reallocated into a Division of the Separate Account is held in the form of Annuity Units. Annuity Units are established for each Division. We determine the value of these Annuity Units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios, the experience factor for the current valuation period, the daily AIR factor and the Separate Account charge.
Assumed Investment Return (AIR) — Under a variable Pay-Out Option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Division to determine all subsequent payments to You.
Beneficiary — The person or persons who receives a benefit, including continuing payments or a lump sum payment, in the event a Contract Owner or Annuitant, as applicable, dies.
Contract — A Contract is the legal agreement between You and MetLife. The Contract contains relevant provisions of your Deferred Annuity or Income Annuity.
Contract Anniversary  — An anniversary of the date we issue the Deferred Annuity.
Contract Owner — The person(s) or entity entitled to ownership rights under this Contract. If Joint Owners are named, all references to Contract Owner shall mean Joint Owners.
Contract Year — The Contract Year for a Deferred Annuity is the one year period starting on the date we issue the Contract and each Contract Anniversary thereafter.
Deferred Annuity — This term is used throughout this Prospectus when we are referring to the Preference Plus Variable Deferred Annuity Contract.

Divisions —  Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your Account Balance to a Division, the Division purchases shares of a Portfolio (with the same name).
Exchange —  The New York Stock Exchange is referred to as the “Exchange.”
Good Order — A request or transaction generally is considered in “Good Order” if it complies with our administrative procedures and the required information is complete and correct. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone, facsimile (also referred to as “fax”), email or internet) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your Contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Divisions affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If You have any questions, You should contact us or your sales representative before submitting the form or request.
MetLife —  MetLife is Metropolitan Life Insurance Company which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as the “Company,” “we,” “us” or “our.”
Pay-Out Options/Income Options — These are options that You may elect when You convert your Contract into a regular stream of income after your “pay-in” or “accumulation” phase. The pay-out phase is often referred to as either “annuitizing” your Contract or taking an income annuity.
Separate Account — Metropolitan Life Separate Account E (“Separate Account”) is an investment account. All assets contributed to Divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.
Variable Annuity — An annuity with respect to which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Divisions in a variable annuity.
Withdrawal Charge — The Withdrawal Charge is the amount we deduct from your Account Balance, if You withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.
You — In this Prospectus “You” is the Contract Owner of the Deferred Annuity or the Income Annuity and can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by MetLife). “You” can also be a Beneficiary of a deceased person’s Individual Retirement Account Contract or non-qualified Deferred Annuity who purchases the Deferred Annuity in his or her capacity as Beneficiary. A Contract may have two Contract Owners (both of whom must be individuals). The Contract is not available to corporations or other business organizations, except to the extent an employer is the purchaser of a SEP or SIMPLE IRA Contract.

OVERVIEW OF THE CONTRACT
Purpose
The Contract is designed to provide long-term accumulation of assets through investments in a variety of investment options during the accumulation phase. It can supplement your retirement income by providing a stream of income payments during the pay-out phase. It also offers death benefits to protect your designated Beneficiaries and favorable tax treatment of insurance proceeds. This Contract may be appropriate if You have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.
Phases of the Contract
Your Deferred Annuity has two phases: 1) an accumulation or “pay-in” phase; and 2) an income or “pay-out” phase.
1)
Accumulation (Pay-in) Phase
To help You accumulate assets, You can invest your purchase payments in:
●
Portfolios (mutual funds), each of which has its own investment strategies, investment advisers, expense ratios, and returns; and
●
a Fixed Interest Account option, which offers a guaranteed interest rate during a selected period.
Additional information about each Portfolio including its fund type, advisers and any subadvisers as well as current expenses and certain performance information is included in Appendix A.
2)
Income (Pay-out) Phase
You can elect to annuitize your Contract and turn your Contract Value into a stream of income payments (sometimes called annuity payments) from MetLife, at which time the accumulation phase of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life. The payments may also be fixed or variable. Variable payments will vary based on the performance of the investment options You select.
Please note that if You annuitize, your investments will be converted to income payments and You may no longer be able to choose to withdraw money at will from your Contract. All benefits (including guaranteed minimum death benefits and living benefits) terminate upon annuitization.
Features and Options of the Contract
Contract classes. The Contract has several classes that have different ongoing fees and surrender charges. For example, this Contract offers Class B with a Withdrawal Charge applicable to each purchase payment made less than 8 years before the date of the withdrawal; Bonus Class with a Withdrawal Charge applicable to each purchase payment made less than 8 years before the date of the withdrawal and higher ongoing fees than other classes; Class C with no Withdrawal Charge and higher ongoing fees than B Class or L Class; and Class L with a Withdrawal Charge applicable to each purchase payment made less than 4 years before the date of the withdrawal but lower ongoing fees than the Bonus Class and C Class. If You purchased a Bonus Class Contract, we added an additional lump sum amount to each purchase payment made during the first Contract Year. It should be noted that the expenses for the Bonus Class Contract may be higher than similar contracts without a bonus. In addition, the amount of the bonus may be more than offset by the additional fees and charges associated with the class, including Withdrawal Charges.
Accessing your money. Until You annuitize, You have full access to your money. You can choose to withdraw your Account Value at any time (although if You withdraw early, You may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if You are younger than age 59 1∕2).
Tax treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only when: (1) You make a withdrawal; (2) You receive an income payment from the Contract; or (3) upon payment of a death benefit.
Death benefit. Your Contract includes a basic death benefit that will pay your designated Beneficiaries a benefit at the time of your death.
Optional benefits that occur during your lifetime. You could have optional benefits, some of which incur an additional fee.
Automated investment strategies. At no additional charge, You may select from among four automated investment strategies to help You manage your money based on your risk tolerance and savings goals. Alternatively, at no additional charge, You may select Enhanced Dollar Cost Averaging, which automatically transfers a specific amount of money from the Fixed Interest Account to the investment options You have selected, at set intervals over a specific period of time. If You terminate your participation in automated investment strategies which have allocations to specific Divisions, You will remain invested in the same Divisions until You request allocations to different Divisions.
Systematic withdrawals. The Systematic Withdrawal feature available under the Contract allows the Contract Owner to have a portion of Account Value withdrawn automatically at regularly scheduled intervals prior to annuitization.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
	FEES, EXPENSES AND ADJUSTMENTS			LOCATION IN PROSPECTUS
Are there Charges or Adjustments for Early Withdrawals?
Yes. A Withdrawal Charge of up to 9.00% may be assessed if You make a withdrawal and the amount of the withdrawal is determined to include the withdrawal of any purchase payment paid less than 7 years before the date of the withdrawal.
For example, if You purchase a Bonus Class Contract for $100,000 and surrender your Contract during the first year, You will pay a
Withdrawal Charge of up to $9,000.
Charges
Are there Transaction Charges?
Yes. In addition to Withdrawal Charges, You also may be charged for other transactions such as transfers of Account Value among
Divisions or between the Divisions and the Fixed Interest Account.
Although we do not currently charge a fee for transfers, we reserve the right to impose a transfer fee of $25 on transfers in excess of 12 in a Contract Year.
Charges
Are there Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that You may pay each year, depending on the investment options and optional benefits You choose. Please refer to your Contract specifications page for information about the specific fees You will pay each year based on the options You have elected.
Fees
	Annual Fee	Minimum	Maximum
	Base Contract (varies by Contract class)	1.28%(1)	1.73%(1)
	Investment Options (Portfolio fees and expenses)	0.42%(2)	1.38%(2)
	Optional benefits available only when your Contract was issued and for an additional charge (for a single optional benefit, if elected)	0.20%(3)	1.80%(3)
(1)
As a percentage of your total Account Balance in the Separate
Account. The Base Contract Fee includes 0.03% for the Annual
Contract Fee. The Annual Contract Fee is $30 annually and is charged only against amounts in the Separate Account. The
Annual Contract Fee is waived if the Account Balance is
$50,000 or more. Regardless of the amount of your Account
Balance, the entire fee will be deducted if You take a total withdrawal of your Account Balance. During the pay-out phase, we reserve the right to deduct this fee.
(2)
As a percentage of average daily net assets of the Portfolio.
(3)
As a percentage of the Total Guaranteed Withdrawal
Amount.

Because your Contract is customizable, the choices You make affect how much You will pay. To help understand the cost of owning your
Contract, the following table shows the lowest and highest cost You could pay each year, based on current charges. This estimate assumes that You do not take withdrawals from the Contract, which could add Withdrawal Charges that substantially increase costs.

	Lowest Annual Cost:	Highest Annual Cost:	Fees
	$1,576	$3,956
Assumes:
●Investment of $100,000
●5% annual appreciation
●Least expensive combination of
Contract classes and Portfolio
fees and expenses
●No optional benefits
●No sales charges
●No additional purchase
payments, transfers or
withdrawals

Assumes:
●Investment of $100,000
●5% annual appreciation
●Most expensive combination
of Contract classes, optional
benefits and Portfolio fees
and expenses
●No sales charges
●No additional purchase
payments, transfers or
withdrawals

	RISKS		LOCATION IN PROSPECTUS
Is there a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in the Contract, including loss of principal.		Principal Risks of Investing in the Contract
Is this a Short-Term Investment?
No. This Contract is not a short-term investment and is not
appropriate for an investor who needs ready access to cash.
●Amounts withdrawn from the Contract may result in surrender charges, tax and tax penalties.
●Withdrawal Charges may apply to the withdrawal of any purchase payment paid less than 7 years before the date of the withdrawal.
Withdrawal Charges will reduce the value of your Contract if You withdraw money during that time.
●The benefits of tax deferral and living benefit protections also mean that the Contract is more beneficial to investors with a long time horizon.
●Earnings on your Contract are taxed at ordinary income tax rates when You withdraw them. You may also have to pay a penalty if
You take a withdrawal before age 59 1∕2.
Principal Risks of Investing in the Contract
What are the Risks Associated with Investment Options?
●An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the
performance of the investment options available under the
Contract (e.g., Portfolios).
●Each investment option (including any Fixed Interest Account investment option) will have its own unique risks.
●You should review these investment options before making an investment decision.
●Subject to certain limitations, if your Account Value falls below the minimum Account Balance or is not sufficient to pay the
Contract charges, we may terminate your Contract.
Principal Risks of Investing in the Contract

	RISKS	LOCATION IN PROSPECTUS
What are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to the
Company. Any obligations (including under any Fixed Interest
Account investment option), guarantees, or benefits, including any death benefit, are subject to the claims-paying ability of the
Company, and our long term ability to make such payments, and are not guaranteed by any other party. MetLife is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in its general account.
However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product. More information about the Company, including its financial strength ratings, is available by visiting https://
www.metlife.com/about-us/corporate-profile/ratings/.
Principal Risks of Investing in the Contract
	RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Restrictions on the Investment Options?
Yes. We reserve the right to limit the number of transfers per
Contract Year to a maximum of twelve (excluding transfers resulting from automated investment strategies). Currently we do not limit the number of transfers You may make in a Contract Year. Although we do not currently charge a fee for transfers of Account Value among Divisions or between the Divisions and the Fixed Interest
Account, we reserve the right to impose a transfer fee in the future of $25 for each transfer over twelve in a Contract Year.
Some optional benefits impose restrictions and limitations on your choice of Portfolios. These restrictions and requirements are intended to protect the Company and reduce the likelihood that we will have to pay guaranteed benefits under the optional benefits out of our own assets. The restrictions and requirements could result in your missing out on some or all positive investment performance by certain Portfolios. This means your opportunity for investment gains may be limited. We may change these restrictions in the future.
We reserve the right to add, remove or substitute Portfolios.
The Company also has policies and procedures that attempt to detect and deter frequent transfers in situations where we
determine there is a potential for arbitrage trading, and in those instances, there are additional limits that apply to transfers.
Transfers
Are there any Restrictions on Contract Benefits?
Yes. Many optional benefits limit or restrict the Portfolios You may select under the Contract. We may change these restrictions in the future.
You are required to have a certain Contract Value for some optional benefits. If withdrawals reduce Your Contract below this value, your optional benefits may be reduced or terminated.
Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.
If your annuity was issued in connection with an employer plan, You should check with your employer regarding the availability of riders.
Restrictions on Transfers

	TAXES	LOCATION IN PROSPECTUS
What are the Contract's Tax Implications?
●You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.
●There is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account
(IRA).
●If your Contract was purchased through a tax-qualified plan or
IRA, withdrawals will be subject to ordinary income tax. If your
Contract is not tax-qualified, earnings on your Contract will be subject to ordinary income tax when You withdraw them. You may also have to pay a penalty if You take a withdrawal before age
59 1∕2.
Federal Tax Considerations
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
How are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because
MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment.
Who Sells the Deferred Annuities
Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer You a new contract in place of the one You own. You should only exchange your Contract if You determine, after comparing the features, fees, and risks of both contracts, that it is better for You to purchase the new contract rather than continue to own your existing
Contract.
Exchanges/Transfers
FEES
The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering or making withdrawals from an investment option or from the Contract. Please refer to your Contract specifications page for information about the specific fees You will pay each year based on the options You have elected.
The first table describes the fees and expenses that You will pay at the time that You buy the Contract, surrender or make withdrawals from an investment option or from the Contract, or transfer Account Value between investment options. State premium taxes may also be deducted.
Transaction Fees
	B Class	Bonus Class	C Class	L Class
Withdrawal Charge (as a percentage of each purchase payment funding the withdrawal during the pay-in phase)(1)	7%	9%	None	7%
Transfer Fee(2)	$25	$25	$25	$25
Premium Tax Charges(3)	3.50%	3.50%	3.50%	3.50%
(1)
There are times when the Withdrawal Charge does not apply to amounts that are withdrawn from the Deferred Annuity. For example, after the first Contract Year, each year You may withdraw up to 10% of your total purchase payments, less the total free withdrawal amount previously withdrawn in the same Contract Year. If an amount is determined to include the withdrawal of prior purchase payments, a Withdrawal Charge may apply. The charges on purchase payments for each class is calculated according to the following schedule:
Number of Complete Years from Receipt of Purchase Payment	B Class	Bonus Class	C Class	L Class
0	7%	9%	None	7%
1	6%	8%	—	6%
2	6%	8%	—	5%
3	5%	7%	—	0%
4	4%	6%	—	0%
5	3%	4%	—	0%
6	2%	3%	—	0%
7 and thereafter	0%	0%	—	0%
(2)
We reserve the right to limit transfers as described later in this Prospectus. We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer in excess of 12 in a Contract Year.
(3)
Premium taxes, if applicable, depend on the Contract You purchased and your home state or jurisdiction and range from 0 to 3.50% of Account Value (or, if applicable, purchase payments).
The next table describes the fees and expenses that You will pay each year during the time that You own the Contract (not including Portfolio Company fees and expenses). If You choose to purchase an optional benefit, You will pay additional charges, as shown below.
Annual Contract Expenses
Expense	B Class	Bonus Class(3)	C Class	L Class
Administrative Expenses(1)	$30	$30	$30	$30
Base Contract Expenses (as a percentage of average Account Value)(2)	1.25%	1.70%	1.65%	1.50%
Optional Annual Step-Up Death Benefit (as a percentage of average Account Value)	0.20%	0.20%	0.20%	0.20%
Optional Greater of Annual Step-Up or 5% Annual Increase Amount Death Benefit (as a percentage of average Account Value)	0.35%	0.35%	0.35%	0.35%
Optional Earnings Preservation Benefit (as a percentage of average Account Value)	0.25%	0.25%	0.25%	0.25%
Enhanced Death Benefit I – maximum charge (as a percentage of the Death Benefit Base)(4)	1.50%	1.50%	1.50%	1.50%
Enhanced Death Benefit I (issue age 69 or younger) – current charge (as a percentage of the Death Benefit Base)(4)	0.75%	0.75%	0.75%	0.75%
Enhanced Death Benefit I (issue age 70-75) – current charge (as a percentage of the Death Benefit Base)(4)	0.95%	0.95%	0.95%	0.95%
Guaranteed Minimum Income Benefit Plus II – maximum charge (as a percentage of the Income Base)(5)	1.50%	1.50	1.50	1.50
Guaranteed Minimum Income Benefit Plus II – current charge (as a percentage of the Income Base)(5)	1.00%	1.00%	1.00%	1.00%
Guaranteed Minimum Income Benefit Plus I – maximum charge (as a percentage of the Income Base)(5)	1.50%	1.50%	1.50%	1.50%

Expense	B Class	Bonus Class(3)	C Class	L Class
Guaranteed Minimum Income Benefit Plus I – current charge (as a percentage of the Income Base)(5)	0.80%	0.80%	0.80%	0.80%
Guaranteed Minimum Income Benefit II – maximum charge (as a percentage of the Income Base)(5)	0.50%	0.50%	0.50%	0.50%
Guaranteed Minimum Income Benefit II – current charge (as a percentage of the Income Base)(5)	0.50%	0.50%	0.50%	0.50%
Guaranteed Minimum Income Benefit I – maximum charge (as a percentage of the Income Base)(5)	0.50%	0.50%	0.50%	0.50%
Guaranteed Minimum Income Benefit I – current charge (as a percentage of the Income Base)(5)	0.50%	0.50%	0.50%	0.50%
Lifetime Withdrawal Guarantee Benefit II (Single Life Version) – maximum charge (as a percentage of the Total Guaranteed Withdrawal Amount)(6)	1.60%	1.60%	1.60%	1.60%
Lifetime Withdrawal Guarantee Benefit II (Single Life Version) – current charge (as a percentage of the Total Guaranteed Withdrawal Amount)(6)	1.25%	1.25%	1.25%	1.25%
Lifetime Withdrawal Guarantee Benefit II (Joint Life Version) – maximum charge (as a percentage of the Total Guaranteed Withdrawal Amount)(6)	1.80%	1.80%	1.80%	1.80%
Lifetime Withdrawal Guarantee Benefit II (Joint Life Version) – current charge (as a percentage of the Total Guaranteed Withdrawal Amount)(6)	1.50%	1.50%	1.50%	1.50%
Lifetime Withdrawal Guarantee Benefit I (Single Life Version) – maximum charge (as a percentage of the Total Guaranteed Withdrawal Amount)(6)	0.95%	0.95%	0.95%	0.95%
Lifetime Withdrawal Guarantee Benefit I (Single Life Version) – current charge (as a percentage of the Total Guaranteed Withdrawal Amount)(6)	0.50%	0.50%	0.50%	0.50%
Lifetime Withdrawal Guarantee Benefit I (Joint Life Version) – maximum charge (as a percentage of the Guaranteed Withdrawal Amount)(6)	1.40%	1.40%	1.40%	1.40%
Lifetime Withdrawal Guarantee Benefit I (Joint Life Version) – current charge (as a percentage of the Guaranteed Withdrawal Amount)(6)	0.70%	0.70%	0.70%	0.70%
Enhanced Guaranteed Withdrawal Benefit – maximum charge (as a percentage of the Guaranteed Withdrawal Amount)(6)	1.00%	1.00%	1.00%	1.00%
Enhanced Guaranteed Withdrawal Benefit – current charge (as a percentage of the Guaranteed Withdrawal Amount)(6)	0.55%	0.55%	0.55%	0.55%
Enhanced Guaranteed Withdrawal Benefit I – maximum charge (as a percentage of the Guaranteed Withdrawal Amount)(6)	0.95%	0.95%	0.95%	0.95%
Enhanced Guaranteed Withdrawal Benefit I – current charge (as a percentage of the Guaranteed Withdrawal Amount)(6)	0.50%	0.50%	0.50%	0.50%

Expense	B Class	Bonus Class(3)	C Class	L Class
Guaranteed Minimum Accumulation Benefit (as a percentage of the Guaranteed Accumulation Amount)(7)	0.75%	0.75%	0.75%	0.75%
(1)
The administrative expenses are referred to as the Annual Contract Fee in the Prospectus. The Annual Contract Fee is $30 annually and is charged only against amounts in the Separate Account. The Annual Contract Fee is waived if the Account Balance is $50,000 or more. Regardless of the amount of your Account Balance, the entire fee will be deducted if You take a total withdrawal of your Account Balance. During the pay-out phase, we reserve the right to deduct this fee.
(2)
You pay the Base Contract Expenses for your class of the Deferred Annuity during the pay-out phase of your Contract. Charges for optional benefits are those for Deferred Annuities purchased after April 30, 2005. Different charges may have been in effect for prior time periods.
(3)
The Base Contract Expenses for the Bonus Class will be reduced by 0.45% to 1.25% for the Basic Death Benefit after You have held the Contract for seven years. Similarly, the Separate Account charge will be reduced by 0.45% to 1.45% for the Annual Step-Up Death Benefit and 1.60% for the Greater of Annual Step-Up or 5% Annual Increase Death Benefit after You have held the Contract for seven years.
(4)
The charge for the Enhanced Death Benefit I is a percentage of your Death Benefit Base, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract or after your optional benefit terminates. (See “Optional Death Benefits” for more information.)
(5)
The charge for the Guaranteed Minimum Income Benefit is a percentage of your guaranteed minimum income base, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract or after your optional benefit terminates. (See “Guaranteed Income Benefits” for more information.)
(6)
The charge for the Guaranteed Withdrawal Benefit I and the Enhanced Guaranteed Withdrawal Benefit is a percentage of your Guaranteed Withdrawal Amount, as defined later in this Prospectus. The charge for the Lifetime Withdrawal Guarantee Benefit I and Lifetime Withdrawal Guarantee Benefit II is a percentage of your Total Guaranteed Withdrawal Amount, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Deferred Annuity, or after your optional benefit terminates. (See “Guaranteed Withdrawal Benefits” for more information.)
(7)
The charge for the Guaranteed Minimum Accumulation Benefit is a percentage of your Guaranteed Accumulation Amount, as defined later in this Prospectus. You do not pay for this charge once You are in the pay-out phase of your Contract or after your optional benefits terminates. (See “Guaranteed Minimum Accumulation Benefit” for more information.)
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that You may pay periodically during the time that You own the Contract. These amounts also include applicable Platform Charges if You choose to invest in certain Portfolios.(1) Expenses may change over time and may be higher or lower in the future. A complete list of Portfolios available under the Contract, including their annual expenses, may be found in “Appendix A-Investment Options Available Under the Contract” at the back of this Prospectus.
Annual Portfolio Expenses
	Minimum	Maximum
Annual Portfolio Expenses (as a percentage of average daily net assets) Expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses(1)	0.42%	1.38%
(1)
Investments in the American Funds® Division are subject to a platform charge of 0.25%. We reserve the right to impose an additional platform charge on Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of the average Account Balance in any such Divisions.

Examples
These Examples are intended to help You compare the cost of investing in the Divisions with the cost of investing in other annuity contracts that offer variable options. These costs include Transaction Fees, Annual Contract Expenses and Annual Portfolio Company Expenses.
The Examples assume all Account Value is allocated to the Divisions. Your costs could differ from those shown below if You invest in the Fixed Interest Account.
The Examples assume that You invest $100,000 in the Separate Account of the Contract for the time periods indicated and there are no exchanges or other transactions. The Examples also assume that your investment has a 5% return each year. Examples 1 through 4 assume the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge. Example 1 relates to the purchase of the Deferred Annuity with the B Class; Example 2 relates to the purchase of the Deferred Annuity with the Bonus Class; Example 3 relates to the purchase of the Deferred Annuity with the C Class; and Example 4 relates to the purchase of the Deferred Annuity with the L Class.
Examples 5 through 8 assume You purchased the Contract with no optional benefits which results in the least expensive combination of charges. Example 5 relates to the purchase of the Deferred Annuity with the B Class; Example 6 relates to the purchase of the Deferred Annuity with the Bonus Class; Example 7 relates to the purchase of the Deferred Annuity with the C Class; and Example 8 relates to the purchase of the Deferred Annuity with the L Class.
The following Examples assume You purchased the Contract with the most expensive combination of optional benefits that resulted in the most expensive combination of charges.
Example 1. This example shows the dollar amount of expenses that You would bear on a $100,000 investment for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
●
You select the B Class;
●
You bear the minimum or maximum Annual Portfolio Company Expenses (without reimbursement and/or waiver of expenses);
●
The underlying Portfolio earns a 5% annual return;
●
You select the Enhanced Death Benefit I and You are age 70 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and
●
You select the Guaranteed Minimum Income Benefit Plus II (“GMIB Plus II”) and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.
Based on these assumptions, your charges would be:

Example 1 - table 1
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$12,660	$22,723	$33,145	$62,725
Minimum	$11,700	$19,911	$28,587	$54,384
Example 1 - table 2
	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$5,660	$17,323	$29,545	$62,725
Minimum	$4,700	$14,511	$24,987	$54,384
Example 2. This example shows the dollar amount of expenses that You would bear on a $100,000 investment for the periods indicated. Your actual costs may be higher or lower.
Assumptions:
●
You select the Bonus Class;
●
You bear the minimum or maximum Annual Portfolio Company Expenses (without reimbursement and/or waiver of expenses);
●
The underlying Portfolio earns a 5% annual return;
●
You select the Enhanced Death Benefit I and You are age 70 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and
●
You select the Guaranteed Minimum Income Benefit Plus II (“GMIB Plus II”) and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.
Based on these assumptions, your charges would be:
Example 2 - table 1
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$15,293	$26,665	$38,942	$72,998
Minimum	$14,304	$23,710	$34,052	$63,563

Example 2 - table 2
	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$6,293	$19,465	$33,542	$72,998
Minimum	$5,304	$16,510	$28,652	$63,563
Example 3. This example shows the dollar amount of expenses that You would bear on a $100,000 investment for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
●
You select the C Class;
●
You bear the minimum or maximum Annual Portfolio Company Expenses (without reimbursement and/or waiver of expenses);
●
The underlying Portfolio earns a 5% annual return;
●
You select the Enhanced Death Benefit I and You are age 70 and assume that you elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and
●
You select the Guaranteed Minimum Income Benefit Plus II (“GMIB Plus II”) and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.
Based on these assumptions, your charges would be:
Example 3
	1 Year	3 Years	5 Years	10 Years
If you surrender, annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$6,060	$18,478	$31,390	$65,961
Minimum	$5,100	$15,690	$26,908	$57,961
Example 4. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
●
You select the L Class;
●
You bear the minimum or maximum Annual Portfolio Company Expenses (without reimbursement and/or waiver of expenses);
●
The underlying Portfolio earns a 5% annual return;
●
You select the Enhanced Death Benefit I and You are age 70 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and

●
You select the Guaranteed Minimum Income Benefit Plus II (“GMIB Plus II”) and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.
Based on these assumptions, your charges would be:
Example 4 - table 1
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$12,910	$22,546	$30,701	$64,763
Minimum	$11,950	$19,749	$26,192	$56,637
Example 4 - table 2
	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$5,910	$18,046	$30,701	$64,763
Minimum	$4,950	$15,249	$26,192	$56,637
Examples 5 through 8 assume You purchased the Contract with no optional benefits that result in the least expensive combination of charges.
Example 5. This example shows the dollar amount of expenses that You would bear on a $100,000 investment for the time periods indicated. Your actual costs may be higher or lower:
Assumptions:
●
You select the B Class;
●
You bear the minimum or maximum Annual Portfolio Company Expenses (without reimbursement and/or waiver of expenses); and
●
The underlying Portfolio earns a 5% annual return.
Based on these assumptions, your charges would be:
Example 5 - table 1
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$9,660	$13,508	$17,417	$29,315
Minimum	$8,700	$10,608	$12,554	$19,465

Example 5 - table 2
	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$2,660	$8,108	$13,817	$29,315
Minimum	$1,700	$5,208	$8,954	$19,465
Example 6. This example shows the dollar amount of expenses that You would bear on a $100,000 investment for the periods indicated. Your actual costs may be higher or lower.
Assumptions:
●
You select the Bonus Class;
●
You bear the minimum or maximum Annual Portfolio Company Expenses (without reimbursement and/or waiver of expenses); and
●
The underlying Portfolio earns a 5% annual return.
Based on these assumptions, your charges would be:
Example 6 - table 1
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$12,203	$17,228	$22,950	$39,884
Minimum	$11,214	$14,179	$17,730	$28,762
Example 6 - table 2
	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$3,203	$10,028	$17,550	$39,884
Minimum	$2,214	$6,979	$12,330	$28,762
Example 7. This example shows the dollar amount of expenses that You would bear on a $100,000 investment for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
●
You select the C Class;
●
You bear the minimum or maximum Annual Portfolio Company Expenses (without reimbursement and/or waiver of expenses); and
●
The underlying Portfolio earns a 5% annual return.
Based on these assumptions, your charges would be:

Example 7
	1 Year	3 Years	5 Years	10 Years
If you surrender, annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$3,060	$9,300	$15,787	$33,157
Minimum	$2,100	$6,423	$11,003	$23,680
Example 8. This example shows the dollar amount of expenses that You would bear on a $100,000 investment for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
●
You select the L Class;
●
You bear the minimum or maximum Annual Portfolio Company Expenses (without reimbursement and/or waiver of expenses); and
●
The underlying Portfolio earns a 5% annual return.
Based on these assumptions, your charges would be:
Example 8 - table 1
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$9,910	$13,354	$15,052	$31,734
Minimum	$8,950	$10,469	$10,239	$22,119
Example 8 - table 2
	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$2,910	$8,854	$15,052	$31,734
Minimum	$1,950	$5,969	$10,239	$22,119
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Investing in the Contract involves risks. The following are the principal risks of an investment in the Contract. You should carefully consider the below risks in addition to the other information contained in this Prospectus.
Market Risk. An investment in the Contract is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The Contract is subject to market risk (the risk that your investments may decline in value or underperform your expectations). As a result, You can lose money by investing in the Contract, including loss of principal.

Early Withdrawal Risk. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. If You withdraw early, You may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if You are younger than age 59 1∕2. Withdrawal Charges may apply to any purchase payment paid less than 7 years before the date of the withdrawal. Withdrawal Charges will reduce the value of your Contract if You withdraw money during that time. The benefits of tax deferral and living benefit protections also mean that the Contract is more beneficial to investors with a long time horizon.
Risk of Underlying Portfolios. An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Portfolios). Each investment option (including the Fixed Interest Account investment option) will have its own unique risks. We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Account Balance of your Contract resulting from the performance of the Portfolios You have chosen. You should review these investment options before making an investment decision. Information regarding the Portfolios available under your Contract is available in Appendix A to this Prospectus.
Contract Termination. Subject to certain limitations, if your Account Value falls below the minimum Account Balance or is not sufficient to pay the Contract charges, we may terminate your Deferred Annuity.
Contract Benefits Risk: Withdrawals that exceed limits specified by the terms of any benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit. In addition, many optional benefits impose restrictions and limitations on your choice of Portfolios. These restrictions and requirements are intended to protect the Company and reduce the likelihood that we will have to pay guaranteed benefits under the optional benefits out of our own assets. The restrictions and requirements could result in your missing out on some or all positive investment performance by certain of the Portfolios - this means your opportunity for investment gains may be limited.
Insurance Company Risk. An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Fixed Interest Account), guarantees, or benefits, including any death benefit, are subject to the financial strength and claims-paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. MetLife is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
Contract Changes Risk. Subject to applicable law, we have the right to make certain changes to your Contract. Examples of the changes we may make include: (i) operating the Separate Account in any form permitted by law; (ii) taking any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted; (iii) transferring any assets in a Division to another Division, or to one or more Separate Accounts, or to our general account, or adding, combining or removing Divisions in the Separate Account; (iv) substituting Portfolio shares in any Division, with the shares of another class of Brighthouse Trust I, Brighthouse Trust II, or the shares of another investment company or any other investment permitted by law; (v) changing the way we assess charges, but without increasing the maximum aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Contracts; and (vi) making any necessary technical changes in the Contracts in order to conform with any of the above-described actions.

Conflicts of Interest. Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment. In addition, some investment professionals may have a financial incentive to offer You a new contract in place of the one You own. You should only exchange your Contract if You determine, after comparing the features, fees, and risks of both contracts, that it is better for You to purchase the new contract rather than continue to own your existing Contract.
Suitability. An investment in the Contract may not be suitable for all investors. For example, there is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account (IRA). Therefore, there should be reasons other than tax deferral for acquiring the Contract. You should consult with a tax or investment professional to determine the tax and other implications of an investment in and purchase payments received under the Contract.
Taxation Risk. Although the provisions of the Internal Revenue Code (the “Code”) relevant to the Contract are generally described under “Federal Tax Considerations,” an investor should consult its own tax advisor concerning the effects of federal, state, local and foreign tax law on the Contract. No assurance can be given that, even if the tax provisions currently applicable to the Contract are favorable, the law or regulations or interpretations thereunder will not change and the Contract may be disadvantaged.
Cybersecurity. Our business is highly dependent upon the effective operation of our information systems, and those of our service providers, vendors, and other third parties. Cybersecurity breaches of such systems can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality and our disaster recovery systems may be insufficient to safeguard our ability to conduct business. Cybersecurity breaches can interfere with our processing of Contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible loss or destruction of confidential Contract Owner or business information; impede order processing or cause other operational issues; and result in regulatory enforcement actions or new laws or regulations which could increase our compliance costs. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, and we require our critical vendors to implement effective cybersecurity and data protection measures, there is no guarantee that we will be able to successfully manage this risk at all times.
Bonus Class Risk. Expenses of a class that includes a bonus feature may be higher than expenses of a class of the Deferred Annuity without the bonus, and the additional amount of the bonus may be more than offset by the additional fees and charges associated with the bonus Class, including Withdrawal Charges.
Pandemics and Other Public Health Issues and Other Events. Pandemics and other public health issues or other events, and governmental, business, and consumer reactions to them, may affect economic conditions and may cause a large number of illnesses or deaths. Hurricanes, windstorms, earthquakes, hail, tornadoes, explosions, severe winter weather, fires, floods and mudslides, blackouts and man-made events such as riot, insurrection, terrorist attacks or acts of war may also cause catastrophic losses and increased claims. Any such catastrophes may also result in changes in consumer or business confidence, behavior and investment and business activity, changes to interest rates and other market risk factors, and governmental or other restrictions on economic activity for prolonged periods.

Terrorism and Security Risk. The continued threat of terrorism, ongoing or potential military conflict and other actions, and heightened security measures may cause economic uncertainty and result in loss of life, property damage, additional disruptions to commerce and reduced economic activity. The value of MetLife's investment portfolio may be adversely affected by declines in the credit and equity markets and reduced economic activity caused by such threats. Companies in which we maintain investments may suffer losses as a result of financial, commercial or economic disruptions, and such disruptions might affect the ability of those companies to pay interest or principal on their securities or mortgage loans. Terrorist or military actions also could disrupt our operations centers and result in higher than anticipated claims under our insurance policies.
Technology Risk. Our business operations rely on functioning and secure information systems, including those of our vendors and other third parties. Technological changes present us with new or intensified challenges, and if we are unable to foresee or adapt to these changes, our business may be adversely affected.
Technological changes may affect our business model and how we interact with our customers. The growth and availability of AI technologies, including generative AI, presents significant opportunities but also complex challenges; these include balancing and mitigating potential risks of harm posed by the development or deployment of AI technologies, as well as implementing and maintaining controls reasonably designed to ensure compliance with an increasingly complex AI regulatory landscape, with evolving requirements that may vary across jurisdictions. We may fail to adopt new technologies as effectively or efficiently as others, leading to competitive harm. If we are unable to update our business model to match evolving consumer preferences or the evolving technological landscape, we may be adversely affected.
New technologies may impact the configuration of our information systems, and how they connect with those of our vendors, service providers and/or partners. Such technological developments may introduce or uncover information security vulnerabilities, which may result in breaches, increased costs associated with maintaining appropriate data privacy, data protection, and cybersecurity measures, enforcement actions against us by regulators or other outcomes that may adversely impact our operations or business. In addition, any such vulnerability that results in a security breach or failure of our information systems, or those of third parties on which we rely, may result in litigation, regulatory action, negative impacts to our business operations, and reputational harm.
METLIFE
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Obligations to Contract Owners and Beneficiaries that arise under the Contract are obligations of MetLife and MetLife is obligated to pay all amounts promised to You under the Contracts, subject to its financial strength and claims-paying ability.
METROPOLITAN LIFE SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Select Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”).
The Separate Account’s assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. The assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the contracts issued from this Separate Account. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business. Income, gains and losses credited to, or charged against, this Separate Account reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets.
We are obligated to pay all money we owe under the Contracts — such as death benefits and income payments — even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Any amount under any optional death benefit, optional Guaranteed Minimum Income Benefit, optional Guaranteed Withdrawal Benefit or optional Guaranteed Minimum Accumulation Benefit that exceeds the assets in the Separate Account are also paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments, and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
The investment manager to certain of the Portfolios offered with the Contracts or with other variable annuity contracts issued through the Separate Account may be regulated as a Commodity Pool Operator. While it does not concede that the Separate Account is a commodity pool, the Company has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
VARIABLE ANNUITIES
This Prospectus describes a type of variable annuity, a Deferred Annuity. This Prospectus describes all material features of the Contract. This annuity is “variable” because the value of your account or income payment varies based on the investment performance of the Divisions You choose. In short, the value of your Deferred Annuity and your income payments under a variable Pay-Out Option of your Deferred Annuity may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Division rises or falls based on the investment performance (or “experience”) of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.
The Fixed Interest Account
The Deferred Annuity has a fixed interest rate option called the “Fixed Interest Account.” The Fixed Interest Account may not be available to all Contract Owners. The Fixed Interest Account is part of our general account and offers an interest rate that is guaranteed by us. The minimum interest rate depends on the date your Contract is issued but will not be less than 1%. The current interest rate may vary by Deferred Annuity class. The interest rate for each amount allocated to the Fixed Interest Account is set by us in advance on the beginning of each month. The declared interest rate in effect when an allocation to the Fixed Interest Account is made will be credited from the date it is received until the last day of the month of the following year, at which time a renewal rate will be set. Thereafter, each year a renewal rate will apply to that amount plus the interest previously credited to that amount, as long as the amounts remain in the Fixed Interest Account. The renewal rate will be set by us in advance and will apply for 12 months. Interest will be credited to the Fixed Interest Account on a daily basis. Subject to our transfer rules, You may transfer money into and out of the Fixed Interest Account. For information regarding current interest rates, You may contact our Administrative Office. Information about the Fixed Interest Account, including its name, its term and its minimum guaranteed interest rate is available in Appendix A - Investment Options Available Under the Deferred Annuity - Fixed Option. Your registered representative can tell You the current and minimum interest rates that apply. Because of exemptive and exclusionary provisions, interests in the Fixed Interest Account have not been registered under the Securities Act of 1933 (the “1933 Act”), and neither the Fixed Interest Account nor our general account has been registered as an investment company under the 1940 Act. The Fixed Interest Account and our general account are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act. The variable Pay-Out Options under the Deferred Annuities have a fixed payment option called the “Fixed Income Payment Option.” Under the Fixed Income Payment Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them. All guarantees as to purchase payments or Account Balance allocated to the Fixed Interest Account, interest credited to the Fixed Interest Account, and fixed Income Option payments are subject to our financial strength and claims-paying ability.
Deferred Annuities
This Prospectus describes the following Deferred Annuities under which You can accumulate money:
●
Non-Qualified
●
Traditional IRAs (Individual Retirement Annuities)
●
Roth IRAs (Roth Individual Retirement Annuities)
●
SEPs (Simplified Employee Pensions)
●
SIMPLE IRAs (Savings Incentive Match Plan for Employees Individual Retirement Annuities)
The Deferred Annuity and Your Retirement Plan
If You participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan’s terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, the death benefit and Pay-Out Options. We may rely on your employer’s or plan administrator’s statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer’s retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity Contract and plan document to see how You may be affected.
All individual retirement plan(s) (“IRA(s)”) receive tax deferral under the Code. There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity, such as the availability of a guaranteed income for life, the death benefits or the other optional benefits available under this Deferred Annuity.
Non-Natural Persons as Owners or Beneficiaries. If a non-natural person, such as a trust, is the Contract Owner of a non-qualified Deferred Annuity, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of the living and/or death benefits. Naming a non-natural person, such as a trust or estate, as a Beneficiary under the Deferred Annuity will generally eliminate the Beneficiary’s ability to “stretch” or a spousal Beneficiary’s ability to continue the Deferred Annuity and the living and/or death benefits. Generally, non-tax qualified Contracts owned by a non-natural person such as a corporation or certain other legal entities (other than a trust or other entity that holds the Contract as agent for a natural person) do not receive tax deferral on earnings. Therefore, there should be reasons other than tax deferral for acquiring the Contract by a corporation or certain other legal entities.
A Deferred Annuity consists of two phases: the accumulation or “pay-in” or annuitization phase and the income or “pay-out” phase. The pay-out phase begins when You elect to have us pay You “income” payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of Pay-Out Option You choose, your investment choices, and the amount used to provide your income payments. There is no death benefit during the pay-out phase, however, depending on the Pay-Out Option You elect, any remaining guarantee (i.e., cash refund amount or guaranteed income payments) will be paid to your Beneficiary(ies) (see “Pay-Out Options (or Income Options)” for more information). Because Deferred Annuities offer the insurance benefit of income payment options, including our guarantee of income for your lifetime, they are “annuities.”
The Deferred Annuity was offered in several variations, which we call “classes.” Each class offers You the ability to choose certain features. Each has its own Separate Account charge and applicable Withdrawal Charge (except C Class which has no Withdrawal Charges). The Deferred Annuity also offered You the opportunity to choose optional benefits (no longer available for sale), each for a charge in addition to the Separate Account charge with the Basic Death Benefit for that class. If You purchased any of the optional death benefits, You received the optional benefit in place of the Basic Death Benefit. In considering any of the optional benefits, You should have carefully considered the desirability of the benefit relative to its additional cost and to your needs. You should have carefully considered which of the available classes is appropriate for You. Determination of the appropriate balance between (a) the ability to access your Account Balance without incurring a Withdrawal Charge; (b) the impact of Separate Account charges on your Account Balance; and (c) should You have elected an optional living or death benefit rider, the duration You must own the Contract to take full advantage of the guaranteed protection provided by the optional benefit, are important factors to consider. You should have discussed the relative benefits and costs of the different share classes with your financial representative. Unless You told us otherwise, we assumed that You purchased the B Class Deferred Annuity with the Basic Death Benefit and no optional benefits. These optional benefits are:
●
an Annual Step-Up Death Benefit;
●
a Greater of Annual Step-Up or 5% Annual Increase Death Benefit;
●
an Enhanced Death Benefit (the “EDB I”);
●
an Earnings Preservation Benefit;
●
Guaranteed Minimum Income Benefits (the Guaranteed Minimum Income Benefit Plus II (the “GMIB Plus II”), the Guaranteed Minimum Income Plus I (the “GMIB Plus I”), the Guaranteed Minimum Income Benefit II (the “GMIB II”) and the Guaranteed Minimum Income Benefit I (the “GMIB I”) are collectively, the “GMIBs”);

●
Guaranteed Withdrawal Benefits (the Lifetime Withdrawal Guarantee II (the “LWG II”), the Lifetime Withdrawal Guarantee I (the “LWG I”), the Enhanced Guaranteed Withdrawal Benefit (the “Enhanced GWB”) and the Guaranteed Withdrawal Benefit I (the “GWB I”) are collectively, the “GWBs”); and
●
a Guaranteed Minimum Accumulation Benefit (the “GMAB”).
You may not have a GMIB, a GWB and the GMAB in effect at the same time. You may not have the EDB I in effect with any living benefit except the GMIB Plus II. None of these optional benefits are currently available for sale.
Each of these optional benefits is described in more detail later in this Prospectus. The availability of optional benefits and features of optional benefits may have varied by state.
We may restrict the investment choices available to You if You selected certain optional benefits. These restrictions are intended to reduce the risk of investment losses which could require the Company to use its general account assets to pay amounts due under the selected optional benefit.
Certain withdrawals, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the Prospectus describing such benefits and guarantees.
Classes of the Deferred Annuity
B Class
The B Class has a 1.25% annual Separate Account charge (previously referred to as a “Base Contract Charge”) and a declining seven year Withdrawal Charge on each purchase payment. If You choose the Annual Step-Up Death Benefit or the greater of Annual Step-Up or 5% Annual Increase Death Benefit, the Separate Account charge would range from 1.45% to 1.60%. If You choose the optional Earnings Preservation Benefit and either of these optional death benefits, the Separate Account charge would range from 1.70% to 1.85%.
The Bonus Class (may also be known as the “B Plus Class” in our sales literature and advertising)
You could have purchased a Contract in the Bonus Class before your 81st birthday. If there are Joint Contract Owners, the age of the oldest Joint Contract Owner was used to determine eligibility. Under the Bonus Class Deferred Annuity, we credited 3% to each of your purchase payments made during the first Contract Year. The Bonus was applied on a pro-rata basis to the Fixed Interest Account, if available, and the Divisions of the Separate Account based upon your allocation for your purchase payments. The Bonus Class has a 1.70% annual Separate Account charge and a declining seven year Withdrawal Charge on each purchase payment. If You chose the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, the Separate Account charge ranges from 1.90% to 2.05%. If You chose the optional Earnings Preservation Benefit and either of these optional death benefits, the Separate Account charge ranges from 2.15% to 2.30%. After You have held the Contract for seven years, the Separate Account charge declines 0.45% to 1.25% with the Basic Death Benefit. After You have held the Contract for seven years, the Separate Account charge declines to 1.45% and 1.60%, respectively, for the Annual Step-Up Death Benefit and for the Greater of Annual Step-Up or 5% Annual Increase Death Benefit.
Investment returns for the Bonus Class Deferred Annuity may be lower than those for the B Class Deferred Annuity if Separate Account investment performance is not sufficiently high to offset increased Separate Account charges for the Bonus Class Deferred Annuity.

The Bonus Class Deferred Annuity may not be appropriate with certain qualified plans where there may be minimal initial purchase payments submitted in the first year.
Therefore, the choice between the Bonus Class and the B Class Deferred Annuity involved your judgment as to whether a higher Separate Account charge with a 3% credit is more advantageous than a lower Separate Account charge without the 3% credit.
There is no guarantee that the Bonus Class Deferred Annuity will have higher returns than the B Class Deferred Annuity, the other classes of the Deferred Annuity, similar Contracts without a bonus or any other investment. The Bonus was credited only to purchase payments made during the first Contract Year, while the additional Separate Account charge of 0.45% for the Bonus will be assessed on all amounts in the Separate Account for the first seven years.
The following table demonstrates hypothetical investment returns for a Deferred Annuity with the 3% Bonus compared to a Contract without the Bonus. Both Deferred Annuities are assumed to have no optional benefits. The figures are based on:
a)
a $50,000 initial purchase payment with no other purchase payments;
b)
deduction of the Separate Account charge at a rate of 1.70% (1.25% in years 8-10) (Bonus Class Deferred Annuity) and 1.25% (B Class Deferred Annuity); and
c)
an assumed investment return for the investment choices before Separate Account charges of 8.05% for each of 10 years.
Contract Year	Bonus Class (1.70% Separate Account charge for first 7 years)	B Class (1.25% Separate Account charge all years)
1	$54,770	$53,400
2	$58,248	$57,031
3	$61,947	$60,909
4	$65,881	$65,051
5	$70,064	$69,475
6	$74,513	$74,199
7	$79,245	$79,244
8	$84,633	$84,633
9	$90,388	$90,388
10	$96,535	$96,534
Generally, the higher the rate of return, the more advantageous the Bonus Class is. The table above assumes no additional purchase payments are made after the first Contract Anniversary. If additional purchase payments were made to the Deferred Annuity, the rate of return would have to be higher in order to “break-even” by the end of the seventh year or the break-even point would otherwise occur sooner. The break-even point is when the Account Balance of a Bonus Class Contract will equal the Account Balance of a B Class Contract, assuming equal initial purchase payments and a level rate of return, and thereafter, the Account Balance would be higher in a B Class Contract.

The decision to elect the Bonus Class is irrevocable. We may make a profit from the additional Separate Account charge. The Enhanced Dollar Cost Averaging Program is not available with the Bonus Class.
The guaranteed annuity rates for the Bonus Class are the same as those for the other classes of the Deferred Annuity. Current rates for the Bonus Class may be lower than those for the other classes of the Deferred Annuity.
If we agree to permit your Beneficiary to hold the Traditional IRA Deferred Annuity in your name after your death for his/her benefit, a new Contract will be issued in order to facilitate the distribution of payments. The new Contract will be issued in the same Contract class, except, if You had a Bonus Class Deferred Annuity, the Contract will be issued as a B Class Deferred Annuity.
C Class
The C Class has a 1.65% annual Separate Account charge and no Withdrawal Charge. If You chose the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, the Separate Account charge ranges from 1.85% to 2.00%. If You chose the optional Earnings Preservation Benefit and either of these optional death benefits, the Separate Account charge ranges from 2.10% to 2.25%. The Fixed Interest Account, the Enhanced Dollar Cost Averaging Program, Equity Generator® and the AllocatorSM were not available in the C Class Deferred Annuity purchased after April 30, 2003.
L Class
The L Class has a 1.50% annual Separate Account charge and a declining three-year Withdrawal Charge on each purchase payment. If You chose the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, the Separate Account charge ranges from 1.70% to 1.85%. If You chose the optional Earnings Preservation Benefit and either of these optional death benefits, the Separate Account charge ranges from 1.95% to 2.10%.
Other Exchanges: Generally, You can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the “Code”. Before making an exchange You should compare both annuities carefully. Other charges may be higher (or lower) and the benefits may be different. Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing variable annuity contract. Ask your registered representative whether the exchange would be advantageous, given the Contract features, benefits and charges.
PORTFOLIOS
Account Value allocated to a Division will vary based on the investment experience of the corresponding Portfolio in which the Division invests. There is a risk of loss of the entire amount invested. Information regarding the Portfolio investments available under your Contract, including each Portfolio’s (i) name; (ii) type (e.g., money market fund, bond fund, balanced fund, etc.); (iii) investment adviser and any sub-investment adviser; (iv) current expenses and (v) performance is available in Appendix A to this Prospectus.
We currently charge a platform charge for investments in the American Funds Division to defray additional administrative cost associated with making the American Funds available.
Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio, investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by going on line to dfinview/metlife/PUFT/MET000204, calling (800) 638-7732 or through your registered representative. We do not guarantee the investment results of the Portfolios.

If You elect certain optional benefits, there are certain investment allocation restrictions. For optional benefits subject to such restrictions, investors have two allocation options: “Option A” and “Option B.” Please see “Appendix A — Investment Allocation Restrictions For Certain Optional Benefits” for a description of investment allocation restrictions and the investments available under Option A and Option B.
Managed Volatility Strategies
Some of the Portfolios are managed in a way that is intended to minimize volatility of returns (referred to as a “managed volatility strategy”). The following Portfolio has a managed volatility strategy:
●
MetLife Multi-Index Targeted Risk Portfolio
Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors or general market conditions. Bond prices may fluctuate because they move in the opposite direction of interest rates. Foreign investing carries additional risks such as currency and market volatility. A managed volatility strategy is designed to reduce volatility of returns to the above Portfolios from investing in stocks and bonds. This strategy seeks to reduce such volatility by “smoothing” returns, which may result in an Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. This means that in periods of high market volatility, this managed volatility strategy could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Account Balance and, in turn, the value of any guaranteed benefit that is tied to investment performance. Other investment options may offer the potential for higher returns.
If You elect certain optional riders, You will be subject to investment allocation restrictions that include these Portfolios. This is intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under those riders. You pay an additional fee for a guaranteed benefit which, in part, pays for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, a managed volatility strategy might not provide meaningful additional benefit to You. Please see the Portfolio prospectuses for more information in general, as well as more information about the managed volatility strategy.
Portfolios Which Are Fund of Funds
The following Portfolios available within Brighthouse Trust I and Brighthouse Trust II are “fund of funds”:
●
American Funds® Balanced Allocation Portfolio
●
American Funds® Aggressive Allocation Portfolio
●
American Funds® Moderate Allocation Portfolio
●
Brighthouse Asset Allocation 20 Portfolio
●
Brighthouse Asset Allocation 40 Portfolio
●
Brighthouse Asset Allocation 60 Portfolio
●
Brighthouse Asset Allocation 80 Portfolio
●
Brighthouse Asset Allocation 100 Portfolio
●
MetLife Multi-Index Targeted Risk Portfolio
●
State Street Moderately Aggressive ETF Portfolio

●
State Street Moderate ETF Portfolio
“Fund of funds” Portfolios invest substantially all of their assets in other portfolios or, with respect to the State Street Moderately Aggressive ETF Portfolio and the State Street Moderate ETF Portfolio, other exchange-traded funds (“Underlying ETFs”). Therefore, each of these Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios or Underlying ETFs in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios or Underlying ETFs in which the fund of funds Portfolio invests. You may be able to realize lower aggregate expenses by investing directly in the underlying portfolios and Underlying ETFs instead of investing in the fund of funds Portfolios, if such underlying portfolios or Underlying ETFs are available under the Contract. However, no Underlying ETFs and only some of the underlying portfolios are available under the Contract.
Additional Information About the Portfolios
Some of the investment choices may not be available under the terms of your Contract. The Contract or other correspondence we provide You will indicate the Divisions that are available to You. Your investment choices may be limited because:
- We have restricted the available Divisions
- Some of the Divisions are not approved in your state
The Divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of either Brighthouse Trust I, Brighthouse Trust II, or the American Funds®, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to You under the Deferred Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account’s purchase or sale of these mutual fund shares. The Portfolios of Brighthouse Trust I, Brighthouse Trust II, and the American Funds® are made available only through various insurance company annuities and life insurance policies.
Brighthouse Trust I, Brighthouse Trust II, and the American Funds® are each “series” type funds registered with the Securities and Exchange Commission as an “open-end management investment company” under the 1940 Act. A “series” fund means that each Portfolio is one of several available through the fund.
The Portfolios of Brighthouse Trust I and Brighthouse Trust II pay Brighthouse Advisers, LLC a monthly fee for its services as their investment manager. The Portfolios of the American Funds® pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the applicable prospectus and Statement of Additional Information (“SAI”) for Brighthouse Trust I, Brighthouse Trust II, and the American Funds®.
Certain Payments We Receive with Regard to the Portfolios
An investment manager or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company’s role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios’

prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Deferred Annuities and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment managers or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts. Underlying investment managers or sub-investment managers may have an incentive to promote their underlying funds at these sales meetings and thereby receive greater compensation based on assets under management.
As of December 31, 2025, approximately 85% of Portfolio assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and certain of Our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby We receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by MetLife and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Contract Owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.
Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio’s 12b-1 Plan, if any, is described in more detail in the prospectuses for the Portfolios. See “Fees” and “Who Sells the Deferred Annuities”. Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor MetLife Investors Distribution Company (“MLIDC”). Payments under a Portfolio’s 12b-1 Plan decrease the Portfolios’ investment returns.
Portfolio Selection
We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager’s or sub-investment manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Other factors we consider during the selection process are whether the Portfolios’ investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised or sub-advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised or sub-advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Account Balance if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Account Balance to such Portfolios.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in your Account Balance of your Deferred Annuity resulting from the performance of the Portfolio You have chosen.
Enhanced Dollar Cost Averaging Program and Automated Investment Strategies
There are four optional automated investment strategies and an optional Enhanced Dollar Cost Averaging Program available to You. We created these investment strategies and program to help You manage your money. You decide if one is appropriate for You, based upon your risk tolerance and savings goals. The automated investment strategies and the Enhanced Dollar Cost Averaging Program are available to You without any additional charges. As with any investment program, none of them can guarantee a gain — You can lose money. We may modify or terminate any of the strategies at any time. You may have only one strategy in effect at a time. You may have the Enhanced Dollar Cost Averaging Program and either the Index Selector® or the Rebalancer® in effect at the same time, but You may not have the Enhanced Dollar Cost Averaging Program in effect at the same time as the Equity Generator® or the AllocatorSM.
The Enhanced Dollar Cost Averaging Program is not available to the Bonus and the C Class Deferred Annuities or to purchase payments which consist of money exchanged from other MetLife or its affiliates’ annuities. The Index Selector® is not available if You purchase the GMIB Plus I, the LWG I, the GMAB or choose Option (B) of the Investment Allocation Restrictions for the EDB I, GMIB Plus II or the LWG II. The Moderate to Aggressive and Aggressive Models are not available with the EDB I, the GMIB Plus II or the LWG II. The Equity Generator® and the AllocatorSM are not available in the C Class Deferred Annuity purchased after April 30, 2003, the Deferred Annuity issued in New York State and Washington State with the GMIB I, GMIB II, the GWB I, the Enhanced GWB or the LWG I or if You purchase the GMIB Plus I, the GMAB, the GMIB Plus II, LWG II, or the EDB I. The Rebalancer® is not available with the GMAB or if You have chosen Option (B) of the Investment Allocation Restrictions for the EDB I, the GMIB Plus II or the LWG II.
If You make a subsequent purchase payment while The Equity Generator®, The AllocatorSM or the Enhanced Dollar Cost Averaging program is in effect, we will not allocate the subsequent purchase payment to The Equity Generator®, The AllocatorSM or the Enhanced Dollar Cost Averaging program unless You tell us to do so. Instead, unless You previously provided different allocation instructions for future purchase payments or provide new allocation instructions with the payment, we will allocate the subsequent purchase payment directly to the same destination Divisions You selected under The Equity Generator®, The AllocatorSM or the Enhanced Dollar Cost Averaging program. Any purchase payments received after The Equity Generator®, The AllocatorSM or Enhanced Dollar Cost Averaging program has ended will be allocated as described in “Purchase Payments — Allocation of Purchase Payments.”
Enhanced Dollar Cost Averaging Program: Each month, for a specified period, for example three, six or twelve months, a portion of a specified dollar amount of a purchase payment that You have agreed to allocate to the Enhanced Dollar Cost Averaging Program will be transferred from the program to any of the Divisions You choose, unless your destination Division is restricted because You have elected certain optional benefits or the Index Selector®. While amounts are in the program, we may credit them with a higher rate than that declared for the Fixed Interest Account in general. (Amounts in the Enhanced Dollar Cost Averaging Program are in our Fixed Interest Account. For convenience, we may refer to it as “the program” or the “Enhanced Dollar Cost Averaging Program balance” to avoid confusion with the Fixed Interest Account in general.) The transferred amount will be equal to the amount allocated to the program divided by the number of months in the program. The interest attributable to your Enhanced Dollar Cost Averaging Program is transferred separately in the month after the last scheduled payment. Transfers from the Enhanced Dollar Cost Averaging Program to the Separate Account begin on any day we receive your payment and the Exchange is open, other than the 29th, 30th or 31st of the month. If purchase payments are received on those days, transfers begin on the first day of the next month. Subsequent transfers will be made on the same day in succeeding months. If the scheduled transfer date occurs on a date the Exchange is not open, the transfer will be deducted from the Enhanced Dollar Cost Averaging Program on the selected day but will be applied to the Divisions on the next day the Exchange is open. Enhanced Dollar Cost Averaging Program interest will not be credited on the transferred amount between the selected day and the next day the Exchange is open. Transfers are made on a first-in-first-out basis.
If a subsequent purchase payment is allocated to the program, that subsequent payment will receive the enhanced program interest rate in effect on that date. The allocation of a subsequent purchase payment to the program increases the dollar amount transferred each month. We determine the increase in your monthly dollar amount by dividing your new allocation by the number of months in the program You chose. Your existing monthly transfer amount is then increased by this additional amount to determine the total new dollar amount to be transferred each month. Then, the time period for the transfer of a specific purchase payment and interest attributable to that purchase payment will be accelerated. Your Enhanced Dollar Cost Averaging Program will terminate on the date of the last transfer.
If You cancel your participation in the Enhanced Dollar Cost Averaging Program, or upon notice of your death, your participation in the Enhanced Dollar Cost Averaging Program will be terminated and any remaining dollar amounts will be transferred to the default funding options in accordance with the percentages you have chosen for the Enhanced Dollar Cost Averaging program unless You have instructed us otherwise. For Contracts issued prior to November 1, 2005, any remaining dollar amounts will be transferred to the Fixed Interest Account. We may impose minimum purchase payments and other restrictions to utilize this program.
The Enhanced Dollar Cost Averaging Program is not available in Oregon.
Upon notice of death, your participation in the Equity Generator or the Allocator is terminated.
Example:
		Date	Amount	EDCA 6-Month Program Interest Rate	Amount Transferred from EDCA Fixed Interest Account to Selected Division(s)
A	Enhanced Dollar Cost Averaging Program (“EDCA”) 6-Month Program Initial purchase payment	5/1	$12,000*	3.00%	$2,000*
B		6/1			$2,000
C		7/1			$2,000
D	EDCA 6-Month Program Subsequent purchase payment	8/1	$18,000**	3.00%	$5,000**
E		9/1			$5,000
F		10/1			$5,000
G		11/1			$5,000
H		12/1			$4,173.97
*
$2,000/month to be transferred from first purchase payment of $12,000 divided by 6 months.
**
Additional $3,000/month to be transferred from subsequent purchase payment of $18,000 divided by 6 months. Amounts transferred are from the oldest purchase payment and its interest, and so forth, until the EDCA balance is exhausted.
The example is hypothetical and is not based upon actual previous or current rates.

The Equity Generator®: An amount equal to the interest earned in the Fixed Interest Account is transferred on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), to any one Division, based on your selection. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. If your Account Balance in the Fixed Interest Account at the time of a scheduled transfer is zero, this strategy is automatically discontinued. There is no additional charge for electing the Equity Generator. For example, if you elected the Equity Generator and $1,000 of interest was credited to your account each month, then the $1,000 of interest would be transferred from the fixed interest account to the specified Division every month for a 12 month period.
The Rebalancer®: You select a specific asset allocation for your entire Account Balance from among the Investment Divisions and the Fixed Interest Account, if available. Every three months, on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. You may utilize the Rebalancer with the Enhanced Dollar Cost Averaging Program, provided that 100% of your Account Balance (other than amounts in the Enhanced Dollar Cost Averaging Program) is allocated to this strategy. There is no additional charge for electing the Rebalancer. For example, if you allocated 25% among four Divisions then on a quarterly basis, we will transfer amounts among those four Divisions so that 25% of your Account Value is in each such Division.
The Index Selector®: You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Balance is divided among the MetLife Aggregate Bond Index, MetLife MSCI EAFE® Index, MetLife Mid Cap Stock Index, MetLife Russell 2000® Index, and MetLife Stock Index Divisions and the Fixed Interest Account (or the BlackRock Ultra-Short Term Bond Division in lieu of the Fixed Interest Account for the C Class Deferred Annuities, a Deferred Annuity issued in New York State and Washington State with GMIB I, GMIB II, GWB I, Enhanced GWB or the LWG I). Every three months, on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), the percentage in each of these Divisions and the Fixed Interest Account (or the BlackRock Ultra-Short Term Bond Division) is brought back to the selected model percentage by transferring amounts among the Divisions and the Fixed Interest Account. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open.
You may participate in the Enhanced Dollar Cost Averaging Program if You choose the Index Selector, as long as your destination Divisions are those in the Index Selector model You have selected.
If You utilize the Index Selector strategy, 100% of your initial and future purchase payments (other than amounts in the Enhanced Dollar Cost Averaging Program) must be allocated to the asset allocation model You choose. Any allocation to a Division not utilized in the asset allocation model You choose (other than amounts in the Enhanced Dollar Cost Averaging Program) will immediately terminate the Index Selector strategy.
We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector strategy. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.
The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact your sales representative.
You may choose another Index Selector strategy or terminate your Index Selector strategy at any time. If You choose another Index Selector strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to again select the Index Selector strategy, You must select from the asset allocation models available at that time. There is no additional charge for electing the Index Selector. For example, if You chose the Conservative Model, then on a quarterly basis we would transfer amounts in the Divisions and the Fixed Interest Account so that the balances in each reflect the selected Conservative Model percentage.
The AllocatorSM: Each month a dollar amount You choose is transferred from the Fixed Interest Account to any of the Divisions You choose. You select the day of the month (other than the 29th, 30th or 31st of the month) and the number of months over which the transfers will occur. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. A minimum periodic transfer of $50 is required. Once your Account Balance in the Fixed Interest Account is exhausted, this strategy is automatically discontinued. There is no additional charge for electing the Allocator. For example, You may elect to have $100 a month transferred on the 15th of the month from the Fixed Interest Account to a Division for a period of two years.
The Allocator, Equity Generator and the Enhanced Dollar Cost Averaging Program are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You can continue the strategy through periods of fluctuating prices.
We will terminate all transactions under any automated investment strategy upon notification of your death.

The chart below summarizes the availability of the Enhanced Dollar Cost Averaging Program and the automated investment strategies:
Enhanced Dollar Cost Averaging Program (“EDCA”) and Automated Investment Strategies
	B Class	Bonus Class	C Class	L Class
a. Enhanced Dollar Cost Averaging Program (“EDCA”)	Yes	No	No	Yes
May not be used with purchase payments which consist of money from other MetLife or its affiliates’ variable annuities.
Restrictions apply to destination Investment Divisions with any living benefit (except for the GMIB I, GMIB II, GWB and
Enhanced GWB), the EDB I and the Index Selector.

b. Choice of one Automated Investment Strategy
1. Equity Generator	Yes (but not with EDCA)	Yes	No	Yes (but not with EDCA)
Not available in Contracts issued in New York State and Washington State with any living benefit or EDB I.
2. Rebalancer	Yes	Yes	Yes	Yes
Not available with GMAB or the Option (B) Investment Allocation Restrictions.
3. Index Selector	Yes	Yes	Yes	Yes
Not available with GMIB Plus I, the LWG I, the GMAB or the Option (B) Investment Allocation Restrictions; Moderate to
Aggressive and Aggressive Models not available with the EDB I, the GMIB Plus II or the LWG II

4. Allocator	Yes (but not with EDCA)	Yes	No	Yes (but not with EDCA)
Not available in Contracts issued in New York State and Washington State with any living benefit or EDB I.
PURCHASE PAYMENTS
We reserve the right to reject any purchase payment for any reason.
A purchase payment is the money You give us to invest in the Deferred Annuity. The initial purchase payment was due on the date the Deferred Annuity was issued. You may also be permitted to make subsequent purchase payments. Initial and subsequent purchase payments are subject to certain requirements. These requirements are explained below. We may restrict your ability to make subsequent purchase payments. The manner in which subsequent purchase payments may be restricted is discussed below.
General Requirements for Purchase Payments. The following requirements apply to initial and subsequent purchase payments (to the extent that subsequent purchase payments are not restricted).
●
The B Class minimum initial purchase payment was $5,000 for the Non-Qualified Deferred Annuity and $2,000 for the Traditional IRA, Roth IRA, SEP and SIMPLE IRA Deferred Annuities.
●
The minimum initial purchase payment through debit authorization for the B Class Non-Qualified Deferred Annuity was $500.
●
The minimum initial purchase payment through debit authorization for the B Class Traditional IRA , Roth IRA, SEP and SIMPLE IRA Deferred Annuities was $100.
●
The Bonus Class Deferred Annuity minimum initial purchase payment was $10,000.
●
The C Class and L Class minimum initial purchase payment was $25,000.
●
We reserve the right to accept amounts transferred from other annuity contracts that meet the initial minimum purchase payment requirement at the time of the transfer request, but, at the time of receipt in Good Order, do not meet such requirement because of loss in market value.
●
If You purchased the Deferred Annuity as the Beneficiary of a deceased person’s IRA, purchase payments must consist of monies which are direct transfers (as defined under the tax law) from other IRA contracts in the name of the same decedent.
●
You may continue to make purchase payments while You receive Systematic Withdrawal Program payments (described later in this Prospectus) unless your purchase payments are made through debit authorization.
●
The minimum subsequent purchase payment for all Deferred Annuities is $500, except for debit authorizations, where the minimum subsequent purchase payment is $100, or any amount we are required to accept under applicable tax law.
●
We will also accept at least once every 24 months any otherwise allowable contribution to your Traditional IRA or Roth IRA provided it is at least $50.
●
SEP and SIMPLE IRA Deferred Annuities were issued on an individual basis, however, purchase payments are generally forwarded to us on a collective (“group”) basis by the employer, either directly or automatically. If purchase payments are made on this type of “group” basis by the employer for SEP and SIMPLE IRA Deferred Annuities, the “group” needs only to satisfy the minimum subsequent purchase payment amounts based upon the number of persons in the “group”.
●
We issued the B, C or L Class Deferred Annuity to You before your 86th birthday. We issued the Bonus Class Deferred Annuity to You before your 81st birthday. We will accept your purchase payments up to your 91st birthday (89 in Massachusetts for the B and Bonus Class).
The chart below summarizes the minimum initial and subsequent purchase payments for each Contract class:
	B Class	Bonus Class	C Class	L Class
Initial Purchase Payment	$5,000 ($2,000: Traditional IRA and Roth IRA, SEP and SIMPLE IRA)	$10,000	$25,000	$25,000
Subsequent Purchase Payment	$500	$500	$500	$500
	(or any amount we are required to accept under applicable tax law)
Debit Authorizations
Initial	$500 ($100: Traditional IRA and Roth IRA, SEP and SIMPLE IRA)	$10,000	$25,000	$25,000
Subsequent	$100	$100	$100	$100
	(or any amount we are required to accept under applicable tax law)
Restrictions on Subsequent Purchase Payments — GMIB I, GMIB Plus I, GMIB Plus II, GWB I, Enhanced GWB, LWG I, LWG II, GMAB and EDB I
Current Restrictions on Subsequent Purchase Payments. If applicable in your state and except as noted below, until further notice we will not accept subsequent purchase payments from You if your Contract was issued with one or more of the following optional benefits: GMIB I, GMIB Plus I, GMIB Plus II, GWB I, Enhanced GWB, LWG I, LWG II, GMAB and EDB I. You still will be permitted to transfer your Account Balance among the Portfolios available with your Contract and optional benefit. If subsequent purchase payments will be permitted in the future, we will notify You in writing, in advance of the date the restriction will end.

We will, however, permit You to make a subsequent purchase payment when either of the following conditions apply to your Contract: (a) your Account Balance is below the minimum described in the “When We Can Cancel Your Deferred Annuity” section of the Prospectus; or (b) the optional benefit charge is greater than your Account Balance.
In addition, for Traditional IRA, Roth IRA, SEP and SIMPLE Contracts (including annuity contracts held under custodial IRAs), we will permit subsequent purchase payments up to your applicable annual IRS limits, provided the subsequent purchase payment is not in the form of a transfer or rollover from another tax-qualified plan or tax-qualified investment.
If your Contract was issued in one of the following states, the restrictions on subsequent purchase payments described above does not apply and You may continue to make subsequent purchase payments at this time: Connecticut, Florida, Massachusetts, Maryland, Minnesota, New Jersey, New York, Oregon, Pennsylvania, Texas, Utah, or Washington.
Restrictions on Subsequent Purchase Payments. We may further restrict your ability to make subsequent purchase payments. We will notify You in advance if we impose restrictions on subsequent purchase payments. You should have carefully considered whether our ability to restrict subsequent purchase payments is consistent with your investment objectives.
Purchase payments may be limited by Federal tax laws or regulatory requirements.
The maximum total purchase payments for the Contract is $1,000,000 without prior approval.
We reserve the right to restrict purchase payments to the Fixed Interest Account, if available, and the Enhanced Dollar Cost Averaging Program if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Account Balance and Enhanced Dollar Cost Averaging Program balance is equal to or exceeds our maximum for Fixed Interest Account allocations (e.g., $1,000,000).
We reserve the right to reject any purchase payment and to limit future purchase payments. This means that we may restrict your ability to make subsequent purchase payments for any reason, subject to applicable requirements in your state. We may make certain exceptions to restrictions on subsequent purchase payments in accordance with our established administrative procedures.
Certain optional benefits have current restrictions on subsequent purchase payments that are described in more detail above.
Allocation of Purchase Payments
You decide how your money is allocated among the Fixed Interest Account, if available, the Enhanced Dollar Cost Averaging (EDCA) Program, if available, The Equity Generator® and The AllocatorSM, if available, and the Divisions. Allocation of all purchase payments must be in whole dollar amounts or in full percentages. For example, You may not allocate 33  1∕3% of your purchase payment to any Division.
If You make a subsequent purchase payment while The Equity Generator®, and The AllocatorSM or the Enhanced Dollar Cost Averaging program is in effect, we will not allocate the subsequent purchase payment to The Equity Generator® and The AllocatorSM or the Enhanced Dollar Cost Averaging program unless You tell us to do so. Instead, unless You give us other instructions, we will allocate the additional purchase payment directly to the same destination Divisions You selected under the Enhanced Dollar Cost Averaging program, the Equity Generator® or The AllocatorSM, (see “Deferred Annuities — Enhanced Dollar Cost Averaging Programs and Automated Investment Strategies.”) If You terminate your participation in optional benefits which have allocations to specific Divisions, You will remain invested in the same Divisions until You request allocations to different Divisions. You may not choose more than 18 funding choices at the time your initial purchase payment is allocated among the funding choices. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. Unless we have a record of your request to allocate future purchase payments to more than 18 funding choices, You may not choose more than 18 funding choices at the time your subsequent purchase payment is allocated among the funding choices. You may also specify an effective date for the change as long as it is within 30 days after we receive the request. See “Appendix A –Investment Allocation Restrictions For Certain Optional Benefits”, “The EDB I”, “Guaranteed Income Benefits” and “Guaranteed Withdrawal Benefits” for allocation restrictions if You elect certain optional benefits.
Debit Authorizations
You may elect to have purchase payments made automatically. With this payment method, your bank deducts money from your bank account and makes the purchase payment for You.
The Value of Your Investment
We use the term “experience factor” to describe investment performance for a Division. We calculate Accumulation Unit Values once a day on every day the Exchange is open for trading. We call the time between two consecutive Accumulation Unit Value calculations the “Valuation Period.” We have the right to change the basis for the Valuation Period, on 30 days’ notice, as long as it is consistent with law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred.
The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the Valuation Period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Deferred Annuity.
Accumulation Units are credited to You when You make purchase payments or transfers into a Division. When You withdraw or transfer money from a Division (as well as when we apply the Annual Contract Fee and, if selected, the charges for the EDB I or any of the optional Living Benefits), Accumulation Units are liquidated. We determine the number of Accumulation Units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.
This is how we calculate the Accumulation Unit Value for each Division:
Step 1: First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

Step 2: Next, we subtract the daily equivalent of the Separate Account charge (for the class of the Deferred Annuity You have chosen, including any optional benefits where the charge is assessed on the Separate Account) for each day since the last Accumulation Unit Value was calculated; and
Step 3: Finally, we multiply the previous Accumulation Unit Value by this result.
Examples
Calculating the Number of Accumulation Units
Assume You make a purchase payment of $500 into one Division and that Division’s Accumulation Unit Value is currently $10.00. You would be credited with 50 Accumulation Units.
$500	=	50 Accumulation Units
$10
Calculating the Accumulation Unit Value
Assume yesterday’s Accumulation Unit Value was $10.00 and the number we calculate for today’s investment experience (minus charges) for an underlying Portfolio is 1.05 (Step 1 and Step 2 described above). Today’s Accumulation Unit Value is $10.50 ($10.00 x 1.05 = $10.50 is the new Accumulation Unit Value). The value of your $500 investment is then $525 (50 x $10.50 = $525) (Step 3 described above).
However, assume that today’s investment experience (minus charges) is 0.95 instead of 1.05. Today’s Accumulation Unit Value is $9.50 ($10.00 x 0.95 = $9.50 is the new Accumulation Unit Value). The value of your $500 investment is then $475 (50 x $9.50 = $475).
Transfers
You may make tax-free transfers among Divisions or between the Divisions and the Fixed Interest Account, if available. Each transfer must be at least $500 or, if less, your entire balance in a Division (unless the transfer is in connection with an automated investment strategy or the Enhanced Dollar Cost Averaging Program). You may not make a transfer to more than 18 funding options at any one time if this request is made through our telephone voice response system or by internet. A request to transfer to more than 18 funding options may be made by calling our Administrative Office. For us to process a transfer, You must tell us:
●
The percentage or dollar amount of the transfer;
●
The Divisions (or Fixed Interest Account) from which You want the money to be transferred;
●
The Divisions (or Fixed Interest Account) to which You want the money to be transferred; and
●
Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.
We reserve the right to restrict transfers to the Fixed Interest Account (which is not available in the C Class Deferred Annuity purchased after April 20, 2003 and the Deferred Annuity with any optional Living Benefit issued in New York State and Washington State) if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Account Balance is equal to or exceeds our maximum for Fixed Interest Account allocations (i.e., $1,000,000).

Please see “Appendix A — Investment Allocation Restrictions For Certain Optional Benefits” for transfer restrictions in effect if You have the EDB I, the GMIB Plus I, the GMIB Plus II, the LWG I or the LWG II.
For additional transfer restrictions, see “General Information — Valuation — Suspension of Payments.”
Your transfer request must be in Good Order and completed prior to the close of the Exchange (generally 4:00 p.m. Eastern Time) on a business day, if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day. We may require You to use our original forms.
Restrictions on Transfers
The following is a discussion of frequent transfers/reallocations policies and procedures. They apply to both the “pay-in” and “pay-out” phase of your Deferred Annuity.
Restrictions on Frequent Transfers/Reallocations. Frequent requests from Contract Owners to make transfers/ reallocations may dilute the value of a Portfolio’s shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios. These are:
●
American Funds Growth Fund
●
American Funds Growth-Income Fund
●
American Funds SMALLCAP World Fund®
●
American Funds The Bond Fund of America
●
Baillie Gifford International Stock Portfolio
●
CBRE Global Real Estate Portfolio
●
Harris Oakmark International Portfolio
●
Invesco Global Equity Portfolio
●
Invesco Small Cap Growth Portfolio
●
Loomis Sayles Global Allocation Portfolio
●
Loomis Sayles Small Cap Core Portfolio
●
Loomis Sayles Small Cap Growth Portfolio
●
MetLife MSCI EAFE® Index Portfolio
●
MetLife Russell 2000® Index Portfolio
●
MFS® Research International Portfolio
●
Neuberger Berman Genesis Portfolio
●
T. Rowe Price Small Cap Growth Portfolio

●
Western Asset Management Strategic Bond Opportunities Portfolio
We monitor transfer/reallocation activity in those Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were, (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more “round-trips” involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/ reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.
We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.
As a condition to making their Portfolios available in our products, American Funds® requires us to treat all American Funds® Portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds® requires us to impose additional specified monitoring criteria for all American Funds Portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds Portfolios to determine if there were two or more transfers/reallocations in followed by transfers/ reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds® monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all reallocation/transfer requests to or from an American Funds Portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds Portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below) and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy. A process has been implemented to enforce the American Funds® restrictions. There is no guarantee that this process will detect all Contract holders whose transfer/reallocation activity in the American Funds® Portfolios violates this monitoring policy.
Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/ reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolio under that Contract to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers/reallocations.
The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract Owners and other persons with interests in the Contracts.

We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any Contract Owner to engage in frequent transfers/ reallocations; we apply our policies and procedures without exception, waiver, or special arrangement.
The Portfolios may have adopted their own policies and procedures with respect to frequent transfer/reallocation transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement as required by SEC regulation with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract Owners who violate the frequent transfer/reallocation policies established by the Portfolio.
In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract Owners) will not be harmed by transfer/reallocation activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from Contract Owners engaged in frequent transfers/ reallocations, the Portfolio may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single Contract Owner). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers/Reallocations. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocations activity to our attention for investigation on a case-by-case basis. For example, some Portfolio managers have asked us to monitor for “block transfers” where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Access To Your Money
You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 or the Account Balance, if less. If any withdrawal would decrease your Account Balance below $2,000, we will consider this a request for a full withdrawal. To process your request, we need the following information:
●
The percentage or dollar amount of the withdrawal; and
●
The Divisions (or Fixed Interest Account and Enhanced Dollar Cost Averaging Program) from which You want the money to be withdrawn.
Your withdrawal may be subject to income taxes, tax penalties and Withdrawal Charges. Withdrawals may affect your death benefit and there may be adverse tax consequences.
Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.
We may withhold payment of withdrawal if any portion of those proceeds would be derived from a Contract Owner’s check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, internet or other means of communication to verify that payment from the Contract has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
You may submit a written withdrawal request, which must be received at our Administrative Office on or before the date the pay-out phase begins, that indicates that the withdrawal should be processed as of the date the pay-out phase begins, in which case the request will be deemed to have been received on, and the withdrawal amount will be priced according to, the Accumulation Unit Value calculated as of the date the pay-out phase begins.
Systematic Withdrawal Program
Under this program and subject to approval in your state, You may choose to automatically withdraw a certain amount each Contract Year. This amount is then paid throughout the Contract Year according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. For all Contract classes, except for the C Class, payments may be made monthly or quarterly during the first Contract Year. Unless we agree otherwise, this program will not begin within the first 60 days after the date we have issued You the Contract. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable Withdrawal Charges. Payments under this program are not the same as income payments You would receive from a Deferred Annuity Pay-Out Option.
If You elect to withdraw a dollar amount, we will pay You the same dollar amount for each payment. If You elected the Predictor Plus and/or Enhanced Death Benefit rider(s) and elect to withdraw a percentage of your Account

Value, each Contract Year, we recalculate the amount You will receive based on your Annual Increase Amount. If You do not provide us with your desired allocation, or there are insufficient amounts in the Divisions, Enhanced Dollar Cost Averaging Program or the Fixed Interest Account that You selected, the payments will be taken out pro-rata from the Fixed Interest Account, Enhanced Dollar Cost Averaging Program and any Divisions in which You then have money.
Selecting a Payment Date: Your payment date is the date we make the withdrawal. You may choose any calendar day for the payment date, other than the 29th, 30th or 31st of the month. When You select or change a payment date, we must receive your request at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should generally make your request by the 20th day of the previous month.) If we do not receive your request in time, we will make the payment the following month after the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request (other than the 29th, 30th or 31st of the month).
You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance. Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us (or over the internet, if we agree) at our Administrative Office. We will also terminate your participation in the program upon notification of your death.
Systematic Withdrawal Program payments may be subject to a Withdrawal Charge unless an exception to this charge applies. We will determine separately the Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.
Participation in the Systematic Withdrawal Program is subject to our administrative procedures.
Minimum Distributions
In order to comply with certain tax law provisions, You may be required to take money out of the Contract. We have a required minimum distribution service that can help You fulfill minimum distribution requirements. Rather than receiving your minimum required distribution in one lump-sum payment. You may request that we pay it to You in installments throughout the calendar year. However, we may require that You maintain a certain Account Balance at the time You request these payments. You may not have a Systematic Withdrawal Program in effect if we pay your minimum required distribution in installments. We will terminate your participation in the program upon notification of your death.
CHARGES
There are two types of charges You pay while You have money in a Division
●
A Separate Account charge, and
●
An investment-related charge.
We describe these charges below. The amount of the charge may not necessarily correspond to costs associated with providing the services or benefits indicated by the designation of the charge or associated with the Deferred Annuity. For example, the Withdrawal Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Deferred Annuity charges.

Separate Account Charge
Each class of the Deferred Annuity has a different annual Separate Account charge (also described in this Prospectus as a “Base Contract Charge”) that is expressed as a percentage of the average Account Balance in the Separate Account. A portion of this annual Separate Account charge is paid to us daily based upon the value of the amount You have in the Separate Account on the day the charge is assessed.
This charge includes insurance-related charges that pay us for the risk that You may live longer than we estimated. As a result, we could be obligated to pay You more in payments from a Pay-Out Option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your pay-in phase is larger than your Account Balance. This charge also includes the risk that our expenses in administering the Deferred Annuities may be greater than we estimated. The Separate Account charges You pay will not reduce the number of Accumulation Units credited to You. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value. We guarantee that the Separate Account insurance-related charge will not increase while You have the Deferred Annuity.
The chart below summarizes the Separate Account charge for each class of the Deferred Annuity along with each death benefit that has an additional asset-based Separate Account charge prior to entering the pay-out phase of the Contract.
Separate Account Charges
	B CLASS	BONUS CLASS(1)	C CLASS	L CLASS
Separate Account Charge with Basic Death Benefit(2)	1.25%	1.70%	1.65%	1.50%
Optional Annual Step-Up Death Benefit	1.45%	1.90%	1.85%	1.70%
Optional Greater of Annual Step-Up or 5% Annual Increase Death Benefit	1.60%	2.05%	2.00%	1.85%
Optional Earnings Preservation Benefit(3)	0.25%	0.25%	0.25%	0.25%
(1)
The Separate Account charge for the Bonus Class will be reduced by 0.45% after You have held the Contract for seven years.
(2)
The Separate Account charge includes the Basic Death Benefit.
(3)
The Optional Earnings Preservation Benefit may be elected with or without the Optional Annual Step-Up Death Benefit or the optional Greater of Annual Step-Up or 5% Annual Increase Death Benefit.
Portfolio Company Charges
Charges are deducted from and expenses are paid out of the assets of the Portfolios that are described in the prospectuses for those companies. Shares of the Portfolios are purchased for the Separate Account at their net asset value. The net asset value of Portfolio shares is determined after deduction of the fees and charges. For further information, consult the prospectus for each Portfolio and Appendix A.
We currently charge a platform charge of 0.25% of average daily net assets in the American Funds Growth-Income, American Funds Growth, American Funds Bond and American Funds SMALLCAP World Fund® Divisions. We reserve the right to impose an additional platform charge on Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of average daily net assets in any such Divisions.

Annual Contract Fee
There is a $30 Annual Contract Fee. This fee is waived if your Account Balance is $50,000 or more. It is deducted on a pro-rata basis from the Divisions on the Contract Anniversary. No portion of the fee is deducted from the Fixed Interest Account. Regardless of the amount of your Account Balance, the entire fee will be deducted at the time of a total withdrawal of your Account Balance. This charge pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses. We reserve the right to deduct this fee during the pay-out phase.
Transfer Fee
We reserve the right to limit the number of transfers per Contract Year to a maximum of twelve (excluding transfers resulting from automated investment strategies). Currently we do not limit the number of transfers You may make in a Contract Year. We are not currently charging a transfer fee, but we reserve the right to charge such a fee in the future. If such a fee were to be imposed, it would be $25 for each transfer over twelve in a Contract Year. The transfer fee will be deducted from the Division or the Fixed Interest Account from which the transfer is made. However, if the entire interest in the Separate Account or Fixed Interest Account is being transferred, the transfer fee will be deducted from the amount that is transferred.
Optional Enhanced Death Benefit
The Enhanced Death Benefit I is no longer available for purchase. The Enhanced Death Benefit I has an additional charge of 0.75% for issue ages 69 or younger and 0.95% for issue ages 70-75 of the Death Benefit Base (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Optional Step-Up by withdrawing amounts on a pro-rata basis from your Account Balance in the Fixed Interest Account, Enhanced Dollar Cost Averaging Program balance and Account Balance. We take amounts from the Separate Account by canceling Accumulation Units from your Account Balance. If You elect an Optional Step-Up of the Enhanced Death Benefit I, we may increase the charge beginning after the Contract Anniversary on which the Optional Step-Up occurs to a rate that does not exceed the lower of (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate we charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up (if the Contract and the optional benefit continue to be sold). For Contracts for which an application and any necessary information were received in Good Order at our Administrative Office from February 24, 2009 through May 1, 2009, the charge for the Enhanced Death Benefit I is 0.65% of the Death Benefit Base for issue ages 0-69 and 0.90% of the Death Benefit Base for issue ages 70-75. For Contracts issued on or before February 23, 2009, the charge is 0.65% of the Death Benefit Base for issue ages 0-69 and 0.85% of the Death Benefit Base for issue ages 70-75. For Contracts for which an application and any necessary information were received in Good Order on or before May 1, 2009, if You elected both the GMIB Plus II and the Enhanced Death Benefit I, the percentage charge for the Enhanced Death Benefit I is reduced by 0.05%. If You elected both the GMIB Plus II and the Enhanced Death Benefit I, and only the GMIB Plus II has terminated, the 0.05% reduction will continue to apply.
If You make a total withdrawal of your Account Balance, elect to receive income payments under your Contract, change the Contract Owner or Joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) or assign your Contract, a pro-rata portion of the Enhanced Death Benefit I charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of Contract Owner/Annuitant or the assignment. If an Enhanced Death Benefit I is terminated because the Contract is terminated, the death benefit amount is determined or your Account Balance is not sufficient to pay the optional benefit charge, no Enhanced Death Benefit I charge will be assessed based on the number of months from the last Contract Anniversary to the date the termination takes effect.
Optional Guaranteed Minimum Income Benefits
The Optional Guaranteed Minimum Income Benefits are no longer available for purchase. The GMIB Plus II, the GMIB Plus I, the GMIB II and the GMIB I each have an additional charge equal to a percentage of the guaranteed minimum income base (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Optional Step-Up (GMIB Plus II) or Optional Reset (GMIB Plus I) by withdrawing amounts on a pro-rata basis from your Account Balance in the Fixed Interest Account, Enhanced Dollar Cost Averaging Program balance and Separate Account value. We take amounts from the Separate Account by canceling Accumulation Units from your Separate Account value.
If You make a total withdrawal of your Account Balance, elect to receive income payments under your Contract, change the Contract Owner or Joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) or assign your Contract, a pro-rata portion of the GMIB optional benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of Contract Owner/Annuitant or the assignment.
If a GMIB optional benefit is terminated for the following reasons, no GMIB optional benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date the termination takes effect:
●
the death of the Contract Owner or Joint Contract Owner (or the Annuitant, if a non-natural person owns the Contract);
●
because it is the 30th day following the Contract Anniversary prior to the Contract Owner’s 86th birthday (for GMIB I, GMIB II or GMIB Plus I) or 91st birthday (for GMIB Plus II); or
●
the Guaranteed Principal Option is exercised (only applicable to GMIB Plus I and GMIB Plus II).
For versions of the GMIB optional benefit with an optional Step-Up (GMIB Plus II), or Optional Reset (GMIB Plus I), if You elect an Optional Step-Up/Optional Reset, we may increase the charge applicable beginning after the Contract Anniversary on which the Optional Step-Up/Optional Reset occurs to a rate that does not exceed the lower of (a) the maximum Optional Step-Up/Optional Reset charge (1.50%) or (b) the current rate we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up/Optional Reset (if the Contract and the optional benefit continue to be sold).
(See below for certain versions of the GMIB Plus II, GMIB Plus I and GMIB Plus (For New York State only) optional benefits for which we are currently increasing the rider charge upon an Optional Step-Up/Optional Reset on a Contract Anniversary occurring on July 1, 2012 or later.)
If You selected the GMIB Plus II with a Contract issued on or before February 23, 2009, the optional benefit charge is 0.80% of the guaranteed minimum income base. If You selected the GMIB Plus II with a Contract issued on or after February 24, 2009, the optional benefit charge is 1.00% of the guaranteed minimum income base. For Contracts issued with the version of the GMIB Plus II optional benefit with an annual increase rate of 6%, if your Income Base is increased due to an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the optional benefit charge to 1.20% of the guaranteed minimum income base.

(For New York State only: For Contracts issued on or before February 23, 2009, the GMIB Plus optional benefit charge is 0.75% of the guaranteed minimum income base, and for Contracts issued on or after February 24, 2009, the GMIB Plus optional benefit charge is 0.95% of the guaranteed minimum income base. For Contracts issued with the version of the GMIB Plus optional benefit with an annual increase rate of 6%, if your Income Base is increased due to an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the optional benefit charge to 1.15% of the guaranteed minimum income base.)
If You selected the GMIB Plus I with a Contract issued on or before February 23, 2007, the optional benefit charge is 0.75% of the guaranteed minimum income base. If your Income Base is increased due to an Optional Reset on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the optional benefit charge to 1.00% of the guaranteed minimum income base, applicable after the Contract Anniversary on which the Optional Reset occurs.
If You selected the GMIB Plus I with a Contract issued on and after February 26, 2007, the optional benefit charge is 0.80% of the guaranteed minimum income base. If your Income Base is increased due to an Optional Reset on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the optional benefit charge to 1.20% of the guaranteed minimum income base, applicable after the Contract Anniversary on which the Optional Reset occurs.
If You selected the GMIB II or the GMIB I the optional benefit charge is 0.50% of the guaranteed minimum income base. For the GMIB I and GMIB II available in Contracts issued from May 1, 2003 and on or before April 29, 2005, the optional benefit charge is reduced to 0.45% of the guaranteed minimum income base if You choose either the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit. For Contracts issued on and after May 2, 2005, the optional benefit charge is not reduced if You elected either the optional Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit. For Contracts for which a completed application and any other required paperwork were received in Good Order at our Administrative Office by February 14, 2003, and for which an initial purchase payment was received within 60 days, the charge for the GMIB I is 0.15% lower (0.35% rather than 0.50%).
Optional Guaranteed Withdrawal Benefits
The Lifetime Withdrawal Guarantee (“LWG”) is no longer available for purchase. There are two versions of the LWG optional benefit (the LWG II and the LWG I) that each have an additional charge of a percentage of the Total Guaranteed Withdrawal Amount (as defined later in this Prospectus). The percentage is deducted for the prior Contract Year on the Contract Anniversary after applying any Compounding Income Amount, and prior to taking into account any Automatic Annual Step-Up occurring on the Contract Anniversary, by withdrawing amounts on a pro-rata basis from your Account Balance in the Fixed Interest Account, Enhanced Dollar Cost Averaging Program balance and Account Balance in the Separate Account. We take amounts from the Separate Account by canceling Accumulation Units from your Account Balance in the Separate Account.
There are two versions of the GWB optional benefit (the Enhanced GWB and the GWB I) that each have an additional charge of a percentage of the Guaranteed Withdrawal Amount (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Optional Reset by withdrawing amounts on a pro-rata basis from your Account Balance in the Fixed Interest Account, Enhanced Dollar Cost Averaging Program balance and Account Balance in the Separate Account. We take amounts from the Separate Account by canceling Accumulation Units from your Account Balance.

If You: make a full withdrawal (surrender) of your Account Balance; You apply all of your Account Balance to an Annuity Option; there is a change in Contract Owners, Joint Contract Owners or Annuitants (if the Contract Owner is a non-natural person); the Contract terminates (except for a termination due to death); or (under the Lifetime Withdrawal Guarantee II) You assign your Contract, a pro-rata portion of the optional benefit charge will be assessed based on the number of full months from the last Contract Anniversary to the date of the change.
If a Lifetime Withdrawal Guarantee optional benefit or GWB optional benefit is terminated because of the death of the Contract Owner, Joint Contract Owner or Annuitants (if the Contract Owner is a non-natural person), or if a Lifetime Withdrawal Guarantee or the Enhanced GWB is cancelled pursuant to the cancellation provisions of each optional benefit, no optional benefit charge will be assessed based on the period from the most recent Contract Anniversary to the date the termination takes effect.
Lifetime Withdrawal Guarantee — Automatic Annual Step-Up
We reserve the right to increase the Lifetime Withdrawal Guarantee optional benefit charge upon an Automatic Annual Step-Up. The increased Lifetime Withdrawal Guarantee optional benefit charge will apply after the Contract Anniversary on which the Automatic Annual Step-Up occurs. If an Automatic Annual Step-Up occurs, the Lifetime Withdrawal Guarantee optional benefit charge may be reset to a rate that does not exceed the lower of: (a) the maximum Automatic Annual Step-Up charge or (b) the current rate that we charge for the same optional benefit available for new Contract purchases at the time of the Automatic Annual Step-Up (if the Contract and the optional benefit continue to be sold).
●
For Contracts issued with the Lifetime Withdrawal Guarantee II on or after February 24, 2009, the maximum Automatic Annual Step-Up charge is 1.60% for the Single Life Version and 1.80% for the Joint Life Version.
●
For Contracts issued with the Lifetime Withdrawal Guarantee II on or before February 23, 2009, the maximum Automatic Annual Step-Up charge is 1.25% for the Single Life Version and 1.50% for the Joint Life Version.
●
For Contracts issued with the Lifetime Withdrawal Guarantee I, the maximum Automatic Annual Step-Up charge is 0.95% for the Single Life Version and 1.40% for the Joint Life Version.
(See below for certain versions of the Lifetime Withdrawal Guarantee optional benefits for which we are currently increasing the optional benefit charge upon an Automatic Annual Step-Up on a Contract Anniversary occurring on July 1, 2012 or later.)
Lifetime Withdrawal Guarantee — Optional Benefit Charge
For Contracts issued with the Lifetime Withdrawal Guarantee II optional benefit on or after February 24, 2009, the charge is 1.25% (Single Life version) or 1.50% (Joint Life version) of the Total Guaranteed Withdrawal Amount.
For Contracts issued with the Lifetime Withdrawal Guarantee II optional benefit on or before February 23, 2009, the charge is 0.65% for the Single Life Version and 0.85% for the Joint Life Version. If your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the Lifetime Withdrawal Guarantee II optional benefit charge for the Single Life Version to 0.95% of the Total Guaranteed Withdrawal Amount, and we will increase the optional benefit charge for Joint Life Version to 1.20% of the Total Guaranteed Withdrawal Amount, applicable after the Contract Anniversary on which the Automatic Annual Step-Up occurs.
The optional benefit charge for the Lifetime Withdrawal Guarantee I is 0.50% for the Single Life Version and 0.70% for the Joint Life Version. If your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the LWG I optional benefit charge for the Single Life Version to 0.80% of the Total Guarantee Withdrawal Amount, and we will increase the optional benefit charge for Joint Life Version to 1.05% of the Total Guaranteed Withdrawal Amount, applicable after the Contract Anniversary on which the Automatic Annual Step-Up occurs.
If a Lifetime Withdrawal Guarantee is in effect, the optional benefit charge will continue even if your Remaining Guaranteed Withdrawal Amount equals zero.
The charge for the Enhanced GWB is 0.55% and the charge for the GWB I is 0.50%. If You elect an Optional Reset, we may increase the Enhanced GWB and the GWB I charge to the charge applicable to current Contract purchases of the same optional benefit at the time of the reset (if the Contract and the optional benefit continue to be sold) but to no more than a maximum of 1.00% for the Enhanced GWB and 0.95% for the GWB I. (For Contracts issued on or before July 13, 2007, the charge for the Enhanced GWB prior to any Optional Reset is 0.50% of the Guaranteed Withdrawal Amount and the maximum charge upon an Optional Reset is 0.95%.)
If the Enhanced GWB or the GWB I is in effect, the charge will not continue if your Benefit Base equals zero.
Optional Guaranteed Minimum Accumulation Benefit
The GMAB is no longer available for purchase. The GMAB charge is 0.75% of the Guaranteed Accumulation Amount (as defined in this Prospectus), deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Enhanced Dollar Cost Averaging Program and Account Balance in the Separate Account. We take amounts from the Separate Account by canceling Accumulation Units from your Account Balance in the Separate Account.
Premium and Other Taxes
Some jurisdictions tax what are called “annuity considerations.” These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as “annuity” taxes) only when You exercise a Pay-Out Option. In certain jurisdictions, we also may deduct money to pay premium taxes on lump sum withdrawals or when You exercise a Pay-Out Option. We may deduct an amount to pay premium taxes at some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.
Premium taxes, if applicable, currently depend on the Deferred Annuity You purchase and your home state or jurisdiction and range from 0 to 3.50% of Account Value (or, if applicable, purchase payments).
We also reserve the right to deduct from purchase payments, Account Value, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.
We reserve the right to deduct from the Contract for any income taxes which we incur because of the Contract. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the

Contract that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Contract, and in that event we may deduct such tax from the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.
Withdrawal Charges
A Withdrawal Charge may apply if You make a withdrawal and the amount of the withdrawal is determined to include the withdrawal of purchase payments that were credited to your Deferred Annuity. There are no Withdrawal Charges for the C Class Deferred Annuity or in certain situations or upon the occurrence of certain events (see “When No Withdrawal Charge Applies”). To determine the Withdrawal Charge for the Deferred Annuities, we treat your Fixed Interest Account, Enhanced Dollar Cost Averaging Program and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account, Enhanced Dollar Cost Averaging Program or Divisions from which the withdrawal is actually coming. To determine what portion (if any) of a withdrawal includes prior purchase payments and is therefore subject to a Withdrawal Charge, amounts are withdrawn from your Contract in the following order: (1) Earnings in your Contract (earnings are equal to your Account Balance, less purchase payments not previously withdrawn); (2) The free withdrawal amount described below (deducted from purchase payments not previously withdrawn, in the order such purchase payments were made, with the oldest purchase payment first, as described below); and (3) purchase payments not previously withdrawn, in the order such purchase payments were made: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. Once we have determined the amount of the Withdrawal Charge, we will then withdraw it from the Fixed Interest Account, Enhanced Dollar Cost Averaging Program and the Divisions in the same proportion as the withdrawal is being made.
For a full withdrawal, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest.
For partial withdrawals, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the Withdrawal Charge, or if the withdrawal leaves an Account Balance that is less than the minimum required.
The Withdrawal Charge on purchase payments withdrawn for each class is as follows:
Number Of Complete Years From Receipt Of Purchase Payment	B Class	Bonus Class	C Class	L Class
0	7%	9%	None	7%
1	6%	8%	None	6%
2	6%	8%	None	5%
3	5%	7%	None	0%
4	4%	6%	None	0%
5	3%	4%	None	0%
6	2%	3%	None	0%
7 and thereafter	0%	0%	None	0%
The Withdrawal Charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the Separate Account charge to pay for our costs to sell the Deferred Annuities which exceed the amount of Withdrawal Charges we collect.

Free Withdrawal Amount. The free withdrawal amount for each Contract Year after the first (there is no free withdrawal amount in the first Contract Year) is equal to 10% of your total Purchase Payments, less the total free withdrawal amount previously withdrawn in the same Contract Year. Also, we currently will not assess the Withdrawal Charge on amounts withdrawn during the first Contract Year under the Systematic Withdrawal Program. Any unused free withdrawal amount in one Contract Year does not carry over to the next Contract Year.
Divorce. A withdrawal made pursuant to a divorce or separation agreement is subject to the same Withdrawal Charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Balance, the death benefit, and the amount of any optional benefit (including the benefit base that we use to determine the guaranteed amount of the benefit). The amount withdrawn could exceed the maximum amount that can be withdrawn without causing a proportionate reduction in the benefit base used to calculate the guaranteed amount provided by an optional benefit, as described in “Death Benefit – Generally” and “Living Benefits.” The withdrawal could have a significant negative impact on the death benefit and on any optional benefit.
When No Withdrawal Charge Applies
In some cases, we will not charge You the Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet any of the conditions listed below.
You do not pay a Withdrawal Charge:
●
If You have a C Class Deferred Annuity.
●
On transfers You make among the Divisions and transfers to or from the Fixed Interest Account.
●
On withdrawals of purchase payments You made over seven Contract Years ago for the B Class, seven Contract Years ago for the Bonus Class or three Contract Years ago for the L Class.
●
If You choose payments over one or more lifetimes except, in certain cases, under the GMIB.
●
If You die during the pay-in phase, your Beneficiary will receive the full death benefit without deduction.
●
If your Contract permits and your spouse is substituted as the Contract Owner of the Deferred Annuity and continues the Contract, that portion of the Account Balance that is equal to the “step-up” portion of the death benefit.
●
If You withdraw only your earnings from the Divisions.
●
During the first Contract Year, if You are in the Systematic Withdrawal Program, and You withdraw up to 10% of your total purchase payments at the rate of  1∕12 of such 10% each month on a non-cumulative basis, if withdrawals are on a monthly basis, or ¼ of such 10% each quarter on a non-cumulative basis, if withdrawals are on a quarterly basis.
●
After the first Contract Year, if You withdraw up to 10% of your total purchase payments, per Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year.
●
If the withdrawal is to avoid required Federal income tax penalties (not including Section 72(t) or (q) under the Code) or to satisfy Federal income tax rules concerning minimum distribution requirements that apply to your Deferred Annuity. For purposes of this exception, we assume that the Deferred Annuity is the only contract or funding vehicle from which distributions are required to be taken and we will ignore all other Account Balances. This exception does not apply if You have a Non-Qualified or Roth IRA Deferred Annuity.
●
If You accept an amendment converting your Traditional IRA Deferred Annuity to a Roth IRA Deferred Annuity.

●
If You properly “recharacterize” as permitted under Federal tax law your Traditional IRA Deferred Annuity or a Roth IRA Deferred Annuity using the same Deferred Annuity.
●
The following Contract feature is only available if You are less than 81 years old on the Contract issue date. After the first Contract Year, if approved in your state, and your Contract provides for this, to withdrawals to which a Withdrawal Charge would otherwise apply, if You have been either the Contract Owner continuously since the issue of the Contract or the spouse who continues the Contract:
●
Has been a resident of certain nursing home facilities or a hospital for a minimum of 90 consecutive days or for a minimum total of 90 days where there is no more than a 6-month break in that residency and the residencies are for related causes, where You have exercised this right no later than 90 days of exiting the nursing home facility or hospital. This Contract feature is not available in Massachusetts; or
●
Is diagnosed with a terminal illness and not expected to live more than 12 months (24 months in the state of Massachusetts).
●
The following Contract feature is only available if You are less than 65 years old on the date You became disabled and if the disability commences subsequent to the first Contract Anniversary. After the first Contract Year, if approved in your state, and your Contract provides for this, if You are disabled as defined in the Federal Social Security Act (or as defined by the Code for Oregon Contracts) and if You have been the Contract Owner continuously since the issue of the Contract or the spouse who continues the Contract. This Contract feature is not available in Massachusetts or Connecticut.
●
If You have transferred money which is not subject to a Withdrawal Charge (because You have satisfied contractual provisions for a withdrawal without the imposition of a Contract Withdrawal Charge) from certain eligible MetLife contracts or certain eligible contracts of MetLife affiliates into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Withdrawal Charge schedule.
●
Subject to availability in your state, if the early Withdrawal Charge that would apply if not for this provision (1) would constitute less than 0.50% of your Account Balance and (2) You transfer your total Account Balance to certain eligible contracts issued by MetLife or one of its affiliated companies and we agree.
General. We may elect to reduce or eliminate the amount of the Withdrawal Charge when the Contract is sold under circumstances which reduce our sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the Contract, or if a prospective purchaser already had a relationship with us.

BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the Contract:
NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Basic Death Benefit
If You die during the
pay-in phase,
guarantees that the
death benefit will not
be less than the
greatest of (1) your
Account Balance; (2)
total purchase payment
(adjusted for
withdrawals); or (3)
your “Highest
Anniversary Value” as
of each fifth Contract
Anniversary.
		Standard	None	●No longer available for purchase. ●Withdrawals could significantly reduce the benefit.
Annual Step-Up Death Benefit	If You die during the pay-in phase, guarantees that the death benefit will not be less than the greater of (1) your Account Balance; or (2) your “Highest Anniversary Value” as of each Contract Anniversary.	Optional	0.20%	●No longer available for purchase. ●Withdrawals could significantly reduce the benefit.
Greater of Annual Step-Up or 5% Annual Increase Death Benefit	If You die during the pay-in phase, provides that the death benefit will be not less than the greatest of (1) your Account Balance, (2) the “Annual Increase Amount” which is the total of your purchase payments (adjusted for withdrawals) accumulated at 5% per year or (3) your “Highest Anniversary Value” as of each Contract Anniversary.	Optional	0.35%	●No longer available for purchase. ●Withdrawals could significantly reduce the benefit.

NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Enhanced Death Benefit I	If You die during the pay-in phase, guarantees that the death benefit will not be less than the greater of: (1) the Account Balance, or (2) the Death Benefit Base. The Death Benefit Base is the greater of (a) “Highest Anniversary Value” or (b) “Annual Increase Amount”	Optional	1.50%	●No longer available for purchase. ●Benefit limits available investment options. ●Withdrawals could significantly reduce or terminate benefit.
Earnings Preservation Benefit	Intended to provide an additional benefit to pay expenses that may be due upon your death.	Optional	0.25%
●No longer available
for purchase.
●Withdrawals could
significantly reduce
or terminate benefit.
●We do not guarantee
that the amounts
provided by the
Earnings
Preservation Benefit
will be sufficient to
cover any such
expenses that your
heirs may have to
pay.

NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Guaranteed Minimum Income Benefit (GMIB Plus II, GMIB Plus I, GMIB II and GMIB I)	Designed to guarantee a predictable, minimum level of fixed income payments, regardless of investment performance of your Account Balance during the pay-in phase.	Optional	1.50%
●There were four
versions of the GMIB
that were available
under this Contract,
GMIB Plus II, GMIB
Plus I, GMIB II and
GMIB I. None of the
GMIBs are available
for sale.
●Election of the GMIB
Plus I or GMIB Plus
II limits available
investment options.
●You may not have
this optional benefit
and another optional
living benefit
(Lifetime
Withdrawal
Guarantee,
Guaranteed
Withdrawal Benefit
or Guaranteed
Minimum
Accumulation
Benefit) in effect at
the same time.
●Age restrictions
apply.
●May only be
exercised after a
10-year waiting
period.

NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Guaranteed Withdrawal Benefits (LWG II, LWG I, Enhanced GWB and GWB I)	Guarantees that the entire amount of purchase payments You make will be returned to You through a series of withdrawals that You may begin taking immediately or at a later time, provided withdrawals in any Contract Year do not exceed the maximum amount allowed.	Optional	1.80%
●There were four
Guaranteed
Withdrawal Benefits
that were available
under this Contract,
two versions of the
GWB and two
versions of the LWG.
None of the GWBs or
LWGs are available
for sale.
●Election of the LWG
II or LWG I limits
available investment
options.
●Age restrictions
apply.
●You may not have
this optional benefit
and another optional
living benefit
(Guaranteed
Minimum Income
Benefit or
Guaranteed
Minimum
Accumulation
Benefit) in effect at
the same time.

Guaranteed Minimum Accumulation Benefit	Guarantees that your Account Balance will not be less than a minimum amount at the end of a specified number of years.	Optional	0.75%
●No longer available
for sale.
●Benefit limits
available investment
options.
●No transfers are
permitted while this
optional benefit is in
effect.
●Age restrictions
apply.
●You may not have
this optional benefit
and another living
benefit or the
Enhanced Death
Benefit I in effect at
the same time.

NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
The Equity Generator	An amount equal to the interest earned in the Fixed Interest Account is transferred to any one division that you choose.	Standard	None	●No longer available for purchase. ●You may not have the Enhanced Dollar Cost Averaging Program in effect at the same time as the Equity Generator®.
The Rebalancer
You select a specific
allocation for your
entire Account Balance
from among the
Divisions and the Fixed
Interest Account, if
available. Every three
months, we transfer
amounts among these
options to bring the
percentage of your
Account Balance in
each option back to
your original
allocation.
		Standard	None	●The Rebalancer is not available with the GMAB or if You have chosen Option B of the Investment Allocation Restrictions for the EDB I, GMIB Plus II, or the LWG II.
The Index Selector
You may select one of
five asset allocation
models which are
designed to correlate
to various risk
tolerance levels. Based
on the model You
choose, your entire
Account Balance is
divided among certain
Divisions and the Fixed
Interest Account if
available. Every three
months the percentage
allocated to each
investment division
and the Fixed Interest
Account if available is
brought back to the
selected model
percentage.
		Standard	None
●Benefit may limit
available investment
options.
●The Index Selector is
not available if You
purchased the GMIB
Plus I, the LWG I,
The GMAB, or
choose Option B of
the investment
allocation
restrictions for the
EDB I, GMIB Plus II,
or LWG Plus II.

NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
The Allocator
Each month a dollar
amount You choose is
transferred from the
Fixed Interest Account
to any of the Divisions
You choose. You select
the day of the month
(other than the 29th,
30th or 31st of the
month) and number of
months over which the
transfers will occur.
		Standard	None	●You may not have the Enhanced Dollar Cost Averaging Program in effect at the same time as the AllocatorSM.
Enhanced Dollar Cost Averaging Program
Each month, for a
specified period, a
portion of a specified
dollar amount of a
purchase payment that
You have agreed to
allocate to the
Enhanced Dollar Cost
Averaging Program will
be transferred from the
program to any of the
Divisions You choose.
		Standard	None
●Benefit may limit
available investment
options.
●You may have the
Enhanced Dollar
Cost Averaging
Program and either
the Index Selector®
or the Rebalancer®
in effect at the same
time, but You may
not have the
Enhanced Dollar
Cost Averaging
Program in effect at
the same time as the
Equity Generator®
or the AllocatorSM.
●The Enhanced Dollar
Cost Averaging
Program is not
available to the
Bonus and the C
Class Deferred
Annuities or to
purchase payments
which consist of
money exchanged
from other MetLife
or its affiliates’
annuities. The
Enhanced Dollar
Cost Averaging
Program is not
available in Oregon.

NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Systematic Withdrawal Program	Automatically withdraws a specific dollar amount or a percentage of your Account Balance of your choice.	Standard	None	●Not available in all states. ●Income taxes, tax penalties and Withdrawal Charges may apply to your withdrawals. ●Subject to our required minimums and administrative restrictions.
Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement	Allows You to withdraw money without a Withdrawal Charge in the event of nursing home or hospital confinement, subject to certain conditions	Standard	None
●Only available after
the first Contract
Year.
●Age restrictions,
ownership
requirements and
doctor certification
requirements apply.
●Must be approved in
your state.
●You must meet
certain length of
confinement
requirements.

Waiver of Withdrawal Charge for Terminal Illness	Allows You to withdraw money without a Withdrawal Charge in the event of a terminal illness, subject to certain conditions.	Standard	None
●Only available after
the first Contract
Year.
●Age restrictions,
ownership
requirements and
doctor certification
requirements apply.
●Must be approved in
your state.
●Certain
requirements
relating to the
nature of the
terminal illness
apply.
●You had not been
diagnosed with the
terminal illness as of
the Contract issue
date.

Death Benefit — Generally
One of the insurance guarantees we provide You under your Deferred Annuity is that your Beneficiaries will be protected during the “pay-in” phase against market downturns. You name your Beneficiary(ies). There is no death benefit after the pay-out phase begins; however, depending on the Pay-Out Option You elect, any remaining guarantee will be paid to your Beneficiary.
The basic death benefit is described below. The additional optional death benefits (the Annual Step-Up Death Benefit, the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, the Enhanced Death Benefit I, and the Earnings Preservation Benefit) are described in the “Optional Death Benefits” section. Check your Contract and riders for the specific provisions applicable to You. One or more optional death benefits may not be available in your state (check with your registered representative regarding availability). You could have elected the Earnings Preservation Benefit with or without the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit. You could not have elected the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit and/or the Earnings Preservation Benefit with the Enhanced Death Benefit I.
The death benefits are described below. There may be versions of each optional death benefit that varied by issue date and state availability. In addition, a version of an optional death benefit may have been available (or unavailable) in different states at different times. Please check your Contract and optional death benefits for the specific provisions applicable to You.
The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method. Until the Beneficiary (or the first Beneficiary, if there are multiple Beneficiaries) submits the necessary documentation in Good Order, the Account Value attributable to his/her portion of the death benefit remains in the Divisions and is subject to investment risk.
If we are presented with notification of your death before any requested transaction is completed (including transactions under automated investment strategies, the Enhanced Dollar Cost Averaging Program, the automated required minimum distribution service and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method.
Where there are multiple Beneficiaries, the death benefit will only be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance, in accordance with the current allocation of the Account Balance. This death benefit amount remains in the Divisions until each of the other Beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Divisions on behalf of the remaining Beneficiaries are subject to investment risk. There is no additional death benefit guarantee.
Your Beneficiary has the option to apply the death benefit less any applicable premium taxes to a Pay-Out Option offered under your Deferred Annuity. Your Beneficiary may, however, decide to take payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. If You purchased the Contract as a deceased person’s Beneficiary under an IRA, your

Beneficiary may be limited by tax law as to the method of distribution of any death benefit. See “Federal Tax Considerations” for more information.
If You are a non-natural person, then the life of the Annuitant is the basis for determining the death benefit. If there are Joint Contract Owners, the oldest of the two will be used as a basis for determining the death benefit.
If You are a natural person and You change ownership of the Deferred Annuity to someone other than your spouse, the death benefit is calculated as described in the following pages except all values used to calculate the death benefit, which may include, Highest Anniversary Value as of each fifth Contract Anniversary, Highest Anniversary Value as of each Contract Anniversary and Annual Increase Amount (depending on whether You choose an optional benefit), are reset to the Account Balance on the date of the change in Contract Owner.
Spousal Continuation. If the Beneficiary is your spouse, the Beneficiary may be substituted as the Contract Owner of the Deferred Annuity and continue the Contract under the terms and conditions of the Contract that applied prior to the Contract Owner’s death, with certain exceptions described in the Contract. In that case, the Account Balance will be adjusted to equal the death benefit. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in a Division, Enhanced Dollar Cost Averaging Program and the Fixed Interest Account as each bears to the total Account Balance.) There would be a second death benefit payable upon the death of the spouse. The spouse is permitted to make additional purchase payments. The spouse would not be permitted to choose any optional benefit available under the Contract, unless the deceased spouse had previously purchased the benefit at issue of the Contract. Any amounts in the Deferred Annuity would be subject to applicable Withdrawal Charges except for that portion of the Account Balance that is equal to the “step-up” portion of the death benefit.
If the spouse continues the Deferred Annuity, the second death benefit is calculated as described in the following pages except all values used to calculate the death benefit, which may include the Highest Anniversary Value as of each fifth Contract Anniversary or the Highest Anniversary Value as of each Contract Anniversary, are reset to the Account Balance which has been adjusted to include the death benefit on the date the spouse continues the Deferred Annuity. If the Contract includes the GMIB Plus II or both the GMIB Plus II and the Enhanced Death Benefit I, the Annual Increase Amount for the GMIB Plus II or both the GMIB Plus II and the Enhanced Death Benefit I are also reset to the Account Balance which has been adjusted to include the death benefit on the date the spouse continues the Contract.
Spousal continuation will not satisfy required minimum distribution rules for tax-qualified Contracts other than IRAs.
Any reference to “spouse” includes those persons who enter into lawful marriages under state law, regardless of sex.
A Beneficiary who is the civil union or domestic partner of the Owner will enjoy the same rights and benefits as the Contract provides to a Beneficiary who is the surviving Spouse of the Owner. However, civil union and domestic partners are not considered Spouse under federal law and therefore will not qualify for the same tax advantages provided to a surviving Spouse under federal tax law.
Non-Spousal Beneficiaries. While the Code may permit an Eligible Designated Beneficiary to “stretch” distribution of payments over his or her life expectancy, this option may not be available at MetLife. Your Beneficiary should consult with his or her own independent tax advisor to discuss alternate options for stretching death benefit payments.

Total Control Account. The Beneficiary may elect to have the Contract’s death proceeds paid through a settlement option called the Total Control Account, subject to our current established administrative procedures and requirements. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for You subject to our current established administrative procedures and requirements.
Assets backing the Total Control Account are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
Enhanced Death Benefit I and Decedent Contracts. If You purchased this Contract with a non-taxable transfer of death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which You were the Eligible Designated Beneficiary and You are “stretching” the distributions under the Code required distribution rules, You were not permitted to purchase the Enhanced Death Benefit I.
Basic Death Benefit
The Basic Death Benefit is designed to provide protection against adverse investment experience. In general, it guarantees that the death benefit will not be less than the greatest of (1) your Account Balance; (2) total purchase payments less partial withdrawals; or (3) your “Highest Anniversary Value” (as described below) as of each fifth Contract Anniversary.
If You die during the pay-in phase and You have not chosen one of the optional death benefits, the death benefit the Beneficiary receives will be equal to the greatest of:
1.
Your Account Balance; or
2.
Total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal (including any applicable Withdrawal Charge); or
3.
“Highest Anniversary Value” as of each fifth Contract Anniversary, determined as follows:
●
At issue, the Highest Anniversary Value is your initial purchase payment;
●
Increase the Highest Anniversary Value by each subsequent purchase payment;
●
Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge);
●
On each fifth Contract Anniversary before your 81st birthday, compare the (1) then-Highest Anniversary Value to the (2) current Account Balance and (3) total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal (including any applicable Withdrawal Charge) and set the Highest Anniversary Value equal to the greatest of the three.
●
After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:
●
Increase the Highest Anniversary Value by each subsequent purchase payment, or

●
Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge).
For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals however, reduce the Highest Anniversary Value proportionately, that is the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable Withdrawal Charges) divided by the Account Balance before the withdrawal.
Example:
		Date	Amount
A	Initial purchase payment	10/1/2019	$100,000
B	Account Balance	10/1/2020 (First Contract Anniversary)	$104,000
C	Death Benefit	As of 10/1/2020	$104,000 (= greater of A and B)
D	Account Balance	10/1/2021 (Second Contract Anniversary)	$90,000
E	Death Benefit	10/1/2021	$100,000 (= greater of A and D)
F	Withdrawal	10/2/2021	$9,000
G	Percentage Reduction in Account Balance	10/2/2021	10% (= F/D)
H	Account Balance after Withdrawal	10/2/2021	$81,000 (= D–F)
I	Purchase Payments reduced for Withdrawal	As of 10/2/2021	$90,000 (= A–(A × G))
J	Death Benefit	10/2/2021	$90,000 (= greater of H and I)
K	Account Balance	10/1/2024	$125,000
L	Death Benefit (Highest Anniversary Value)	As of 10/1/2024 (Fifth Contract Anniversary)	$125,000 (= greater of I and K)
M	Account Balance	10/2/2023	$110,000
N	Death Benefit	As of 10/2/2024	$125,000 (= greatest of I, L, M)
Notes to Example
Purchaser is age 60 at issue.
Any Withdrawal Charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.
The Account Balances on 10/1/2021 and 10/2/2021 are assumed to be equal prior to the withdrawal.

Optional Death Benefits
Annual Step-Up Death Benefit
The Annual Step-Up Death Benefit is designed to provide protection against adverse investment experience. In general, it guarantees that the death benefit will not be less than the greater of (1) your Account Balance; or (2) your “Highest Anniversary Value” (as described below) as of each Contract Anniversary.
You could have purchased at application a death benefit that provides that the death benefit amount is equal to the greater of:
1.
The Account Balance; or
2.
“Highest Anniversary Value” as of each Contract Anniversary, determined as follows:
●
At issue, the Highest Anniversary Value is your initial purchase payment;
●
Increase the Highest Anniversary Value by each subsequent purchase payment;
●
Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge); and
●
On each Contract Anniversary before your 81st birthday, compare the (1) then-Highest Anniversary Value to (2) the current Account Balance and set the Highest Anniversary Value equal to the greater of the two.
●
After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:
●
Increase the Highest Anniversary Value by each subsequent purchase payment or
●
Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge).
For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals, however, reduce the Highest Anniversary Value proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable Withdrawal Charges) divided by the Account Balance immediately before the withdrawal.
If You elected the Annual Step-Up Death Benefit an additional charge of 0.20% annually of the average daily value of the amount You have in the Separate Account is assessed.
Example:
		Date	Amount
A	Initial purchase payment	10/1/2019	$100,000
B	Account Balance	10/1/2020 (First Contract Anniversary)	$104,000
C	Death Benefit (Highest Anniversary Value)	As of 10/1/2020	$104,000 (= greater of A and B)
D	Account Balance	10/1/2021 (Second Contract Anniversary)	$90,000

		Date	Amount
E	Death Benefit (Highest Contract Year Anniversary)	10/1/2021	$104,000 (= greater of B and D)
F	Withdrawal	10/2/2021	$9,000
G	Percentage Reduction in Account Balance	10/2/2021	10% (= F/D)
H	Account Balance after Withdrawal	10/2/2021	$81,000 (= D–F)
I	Highest Anniversary Value reduced for Withdrawal	As of 10/2/2021	$93,600 (= E–(E × G))
J	Death Benefit	10/2/2021	$93,600 (= greater of H and I)
Notes to Example
Purchaser is age 60 at issue.
Any Withdrawal Charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.
The Account Balances on 10/1/2021 and 10/2/2021 are assumed to be equal prior to the withdrawal.
Greater of Annual Step-Up or 5% Annual Increase Death Benefit
In states where approved, only one of either the Greater of Annual Step-Up or 5% Annual Increase Death Benefit or the Enhanced Death Benefit I was available. The Greater of Annual Step-Up or 5% Annual Increase Amount Death Benefit is designed to protect against adverse investment experience. In general, it provides that the death benefit will be not less than the greatest of (1) your Account Balance, (2) the “Annual Increase Amount” which is the total of your purchase payments (adjusted for withdrawals) accumulated at 5% per year or (3) your “Highest Anniversary Value”, as described below.
You could have purchased at application a death benefit that provides that the death benefit amount is equal to the greatest of:
1.
Your Account Balance;
2.
The Annual Increase Amount which is equal to the sum total of each purchase payment accumulated at a rate of 5% a year, through the Contract Anniversary date immediately preceding your 81st birthday, reduced by the sum total of each withdrawal adjustment accumulated at the rate of 5% a year from the date of the withdrawal (the withdrawal adjustment is the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to the withdrawal) (including any applicable withdrawal charge); or
3.
“Highest Anniversary Value” as of each Contract Anniversary, determined as follows:
●
At issue, the Highest Anniversary Value is your initial purchase payment;
●
Increase the Highest Anniversary Value by each subsequent purchase payment;
●
Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge); and

●
On each Contract Anniversary before your 81st birthday, compare the (1) then-Highest Anniversary Value to the (2) current Account Balance and set the Highest Anniversary Value equal to the greater of the two.
●
After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:
●
Increase the Highest Anniversary Value by each subsequent purchase payment, or
●
Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge).
For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals, however, reduce the Highest Anniversary Value proportionately, that is the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable Withdrawal Charges), divided by the Account Balance immediately before the withdrawal.
The Greater of Annual Step-Up or 5% Annual Increase Death Benefit is available in Deferred Annuities purchased after April 30, 2003, for an additional charge, of 0.35% annually of the average daily value of the amount You have in the Separate Account.
Example:
		Date	Amount
A	Initial purchase payment	10/1/2019	$100,000
B	Account Balance	10/1/2020 (First Contract Anniversary)	$104,000
C1	Account Balance (Highest Anniversary Value)	10/1/2020	$104,000 (= greater of A and B)
C2	5% Annual Increase Amount	10/1/2020	$105,000 (= A × 1.05)
C3	Death Benefit	As of 10/1/2020	$105,000 (= greater of C1 and C2)
D	Account Balance	10/1/2021 (Second Contract Anniversary)	$90,000
E1	Highest Anniversary Value	10/1/2021	$104,000 (= greater of C1 and D)
E2	5% Annual Increase Amount	As of 10/1/2021	$110,250 (= A × 1.05 × 1.05)
E3	Death Benefit	10/1/2021	$110,250 (= greater of E1 and E2)
F	Withdrawal	10/2/2021	$9,000
G	Percentage Reduction in Account Balance	10/2/2021	10% (= F/D)
H	Account Balance after Withdrawal	10/2/2021	$81,000 (= D-F)
I1	Highest Anniversary Value reduced for Withdrawal	As of 10/2/2021	$93,600 (= E1-(E1 × G))

		Date	Amount
I2	5% Annual Increase Amount reduced for Withdrawal	As of 10/2/2021	$99,238 (= E2 — (E2 × G). Note: E2 includes additional day of interest at 5%)
I3	Death Benefit	10/2/2021	$99,238 (= greatest of H, I1 and I2)
Notes to Example
Purchaser is age 60 at issue.
Any Withdrawal Charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.
The Account Balances on 10/1/2021 and 10/02/2021 are assumed to be equal prior to the withdrawal. All amounts are rounded to the nearest dollar.
The Enhanced Death Benefit I
The Enhanced Death Benefit I (“EDBI”) was available (subject to investment allocation restrictions) if You were age 75 or younger at the effective date of your Contract and You had not elected any optional living benefit (other than the GMIB Plus II, which is also known as the “Predictor Plus II” in our sales literature and advertising ). The Enhanced Death Benefit I was not available in the State of Oregon or with a B Plus Class or C Class Contract in Washington or New York State.
Description of the Enhanced Death Benefit I
If you selected the Enhanced Death Benefit I, the amount of the death benefit will be the greater of:
(1)
The Account Balance; or
(2)
The Death Benefit Base.
The Death Benefit Base provides protection against adverse investment experience. It guarantees that the death benefit will not be less than the greater of: (1) the highest Account Balance on any Contract Anniversary (adjusted for withdrawals), or (2) the amount of your initial investment (adjusted for withdrawals), accumulated at 5%.
The Death Benefit Base is the greater of (a) or (b) below:
(a)
Highest Anniversary Value: On the date we issue your Contract, the Highest Anniversary Value is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal (including any applicable Withdrawal Charge). The percentage reduction in Account Balance is the dollar amount of the withdrawal (including any applicable Withdrawal Charge) divided by the Account Balance immediately preceding such withdrawal. On each Contract Anniversary prior to your 81st birthday, the Highest Anniversary Value will be recalculated to equal the greater of the Highest Anniversary Value before the recalculation or the Account Balance on the date of the recalculation.
(b)
Annual Increase Amount: On the date we issue your Contract, the Annual Increase Amount is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your Contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:
(i)
is purchase payments accumulated at the Annual Increase Rate (as defined below) from the date the purchase payment is made; and
(ii)
is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.
The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Balance, the Annual Increase Amount is not set equal to the Account Balance. See “Optional Step-Up” below for a feature that can be used to reset the Annual Increase Amount to the Account Balance.
Annual Increase Rate. As noted above, we calculate a Death Benefit Base under the EDB I that helps determine the amount of the death benefit. One of the factors used in calculating the Death Benefit Base is called the “annual increase rate.”
Through the Contract Anniversary immediately prior to your 91st birthday, the Annual Increase Rate is 5%.
On the first Contract Anniversary, “at the beginning of the Contract Year” means on the issue date, on a later Contract Anniversary, “at the beginning of the Contract Year” means on the prior Contract Anniversary.
After the Contract Anniversary immediately prior to the Contract Owner’s 91st birthday, the Annual Increase Rate is 0%.
Withdrawal Adjustments. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):
(a)
The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to that partial withdrawal (including any applicable Withdrawal Charge); or
(b)(1)
If total withdrawals in a Contract Year are not greater than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year; (2) if the withdrawals occur before the Contract Anniversary immediately prior to your 91st birthday; and (3) if these withdrawals are payable to the Contract Owner (or to the Annuitant, if the Contract Owner is a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (a), immediately above, and will be treated as though the corresponding withdrawals occurred at the end of that Contract Year.
As described in (a) above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Balance. This reduction may be significant, particularly when the Account Balance is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of the death benefit under the EDB I. Complying with the three conditions described in (b) immediately above (including limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year) will result in dollar-for-dollar treatment of the withdrawals.
The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding your 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionately by the percentage reduction in Account Balance attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). The Annual Increase Amount does not change after the Contract Anniversary immediately preceding your 91st birthday, except that it is increased for each subsequent purchase payment and reduced by the withdrawal adjustments described above.
For Contracts for which applications and necessary information were received at our Administrative Office on or before May 1, 2009, we offered a different version of the EDB I. The prior version is the same as this version described above except that the annual increase rate for the Annual Increase Amount and for withdrawal adjustments is 6% and different investment allocation restrictions and different charges apply.
Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1∕2, a 10% Federal income tax penalty may apply.
Optional Step-Up. On each Contract Anniversary as permitted, You may elect to reset the Annual Increase Amount to the Account Balance. An Optional Step-Up may be beneficial if your Account Balance has grown at a rate above the Annual Increase Rate or the Annual Increase Amount (5%). As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Balance. After an Optional Step-Up, the Annual Increase Rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. If You elect to reset the Annual Increase Amount, we will reset the EDB I charge to the maximum Optional Step-Up charge (1.50%).
An Optional Step-Up is permitted only if: (1) the Account Balance exceeds the Annual Increase Amount immediately before the step-up; and (2) the Contract Owner (or oldest Joint Contract Owner or Annuitant if the Deferred Annuity is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Deferred Annuity has both the GMIB Plus II optional benefit and the EDB I optional benefit, and You would like to elect an Optional Step-Up, You must elect an Optional Step-Up for both optional benefits. You may not elect an Optional Step-Up for only one of the two optional benefits. Upon the Optional Step-Up, we may reset the optional benefit charge, as described above, on one or both optional benefits.
You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If You elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Balance automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at our Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which an Optional Step-Up may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date You make this election, at which point You must make a new election if You want Automatic Annual Step-Ups to continue. If You discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Step-Ups, the optional benefit (and the charge) will continue, and You may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)
We must receive your request to exercise the Optional Step-Up in writing, or any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.
The Optional Step-Up:

a)
resets the Annual Increase Amount to the Account Balance on the Contract Anniversary following the receipt of an Optional Step-Up election; and
b)
reset the EDB I charge to the maximum Optional Step-Up charge (1.50%).
In the event that the charge applicable to Deferred Annuity purchases at the time of the step-up is higher than your current charge, You will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that You may choose to decline the Automatic Annual Step-Up. If You choose to decline the Automatic Annual Step-Up, You must notify us in writing at our Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary. Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Ups until You notify us in writing at our Administrative Office that You wish to reinstate the step-ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.
On the date of the Optional Step-Up, the Account Balance on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the step-up. All purchase payments and withdrawal adjustments previously used to calculate the annual increase amount will be set equal to zero on the date of the step-up.
Investment Allocation Restrictions. If You elected the EDB I, there are certain investment allocation restrictions. Please see “Investment Allocation Restrictions For Certain Optional Benefits.”
If You elected the EDB I, You were not permitted to participate in the Equity Generator or the Allocator. However, You could have elected to participate in the Enhanced Dollar Cost Averaging (“EDCA”) program, provided that your destination investment choices are selected in accordance with the investment allocation restrictions.
Current Restrictions on Subsequent Purchase Payments. Subsequent purchase payments under the EDB I are restricted as described in “Purchase Payments — Restrictions on Subsequent Purchase Payments.”
Terminating the EDB I. The EDB I will terminate upon the earliest of:
(a)
The date You make a total withdrawal of your Account Balance (a pro-rata portion of the optional benefit charge will be assessed);
(b)
The date there are insufficient funds to deduct the annual optional benefit charge from your Account Balance;
(c)
The date You elect to receive income payments under your Contract (a pro-rata portion of the annual optional benefit charge will be assessed);
(d)
A change of the Contract Owner or Joint Contract Owner (or Annuitant, if the Contract Owner is a non-natural person), subject to our administrative procedures (a pro-rata portion of the annual optional benefit charge will be assessed);
(e)
The date You assign your Contract, subject to our administrative procedures (a pro-rata portion of the annual optional benefit charge will be assessed);
(f)
The date the death benefit amount is determined (excluding the determination of the death benefit amount under the spousal continuation option); or
(g)
Termination of the Deferred Annuity to which the benefit is attached.
Under our current administrative procedures, we will waive the termination of the Enhanced Death Benefit I if You assign a portion of the Contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of the Account Balance under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity Contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.
The EDB I and Annuitization. The annuity date is the later of age 90 of the Annuitant or 10 years after issue of your Deferred Annuity. You must make an election if You would like to extend your annuity date to the latest date permitted (subject to restrictions that may apply in your state and our current established administrative procedures). If You elect to extend your annuity date to the latest date permitted, and that date is reached, your Deferred Annuity must be annuitized (see “Pay-Out Options (or Income Options)”), or You must make a complete withdrawal of your Account Balance. Generally, once your Deferred Annuity is annuitized, You are ineligible to receive the death benefit selected. However, for Deferred Annuities purchased with an EDB I, if You annuitize at the latest date permitted, You must elect one of the following options:
(1)
Annuitize the Account Balance under the Deferred Annuity’s Pay-Out Option provisions; or
(2)
Elect to receive income payments determined by applying the Death Benefit Base to the greater of the guaranteed annuity rates for the Deferred Annuity at the time of purchase or the current annuity rates applicable to this class of Deferred Annuity. If You die before the complete return of the Death Benefit Base, your Beneficiary will receive a lump sum equal to the death benefit determined at annuitization less income payments already paid to the Contract Owner.
If You fail to select one of the above options, we will annuitize your Deferred Annuity under the Lifetime Income Annuity with a 10-Year Guarantee Period income payment type, unless the payment under option (2) above is greater, in which case we will apply option (2) to your Deferred Annuity.
EDB I — Examples
The purpose of these examples is to illustrate the operation of the Death Benefit Base under the EDB I.
(1)
Withdrawal Adjustments to Annual Increase Amount
Dollar-for-dollar adjustment when withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary
Assume the initial purchase payment is $100,000 and the EDB I is selected. Assume that during the first Contract Year, $5,000 is withdrawn. Because the withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 5% per year, compounded annually, less $5,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually).
Proportionate adjustment when withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary
Assume the initial purchase payment is $100,000 and the EDB I is selected. Assume the Account Balance at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving an account balance of $90,000). Because the withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($105,000) multiplied by the percentage reduction in the Account Balance attributed to that withdrawal (10%). Therefore, the new Annual Increase Amount is $94,500 ($105,000 x 10% = $10,500; $105,000 – $10,500 = $94,500). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $99,225 ($94,500 increased by 5% per year, compounded annually).
(2)
The Annual Increase Amount
Example
Assume the Contract Owner is a male, age 55 at issue, and he elects the EDB I. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Annual Increase Amount is equal to $100,000 (the initial purchase payment). The Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary on or following the Contract Owner’s 90th birthday). At the tenth Contract Anniversary, when the Contract Owner is age 65, the Annual Increase Amount is $162,889 ($100,000 increased by 5% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.
Determining a death benefit based on the Annual Increase Amount
Assume that You make an initial purchase payment of $100,000. Prior to annuitization, your Account Balance fluctuates above and below your initial purchase payment depending on the investment performance of the Divisions You selected. The Annual Increase Amount, however, accumulates an amount equal to your purchase payments at the Annual Increase Rate of 5% per year, until the Contract Anniversary on or following the Contract Owner’s 90th birthday. The Annual Increase Amount is also adjusted for any withdrawals (including any applicable Withdrawal Charge) made during this period. The Annual Increase Amount is the value upon which a future death benefit amount can be based (if it is greater than the Highest Anniversary Value and Account Balance on the date the death benefit amount is determined).
(3)
The Highest Anniversary Value
Example
Assume, as in the example in section (2) above, the Contract Owner is a male, age 55 at issue, and he elects the EDB I. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Account Balance on the first Contract Anniversary is $108,000 due to good market performance. Because the Account Balance is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Account Balance ($108,000). Assume the Account Balance on the second Contract Anniversary is $102,000 due to poor market performance. Because the Account Balance is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.
Assume this process is repeated on each Contract Anniversary until the tenth Contract Anniversary, when the Account Balance is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal to the Account Balance ($155,000).
Determining a death benefit based on the Highest Anniversary Value
Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Balance at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner’s 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable Withdrawal Charge) or any additional payments made. The Highest Anniversary Value is the value upon which a future death benefit amount can be based (if it is greater than the Annual Increase Amount and Account Balance on the date the death benefit amount is determined).
(4)
Putting It All Together
Example
Continuing the examples in sections (2) and (3) above, assume the Contract Owner dies after the tenth Contract Anniversary but prior to the eleventh Contract Anniversary, and on the date the death benefit amount is determined, the Account Balance is $150,000 due to poor market performance. Because the 5% Annual Increase Amount ($162,889) is greater than the Highest Anniversary Value ($155,000), the 5% Annual Increase Amount ($162,889) is used as the Death Benefit Base. Because the Death Benefit Base ($162,889) is greater than the Account Balance ($150,000), the Death Benefit Base will be the death benefit amount.
The above example does not take into account the impact of premium taxes and other taxes. The Death Benefit Base is not available for cash withdrawals and is only used for purposes of calculating the death benefit amount and the charge for the benefit.
(5)
The Optional Step-Up
Assume your initial purchase payment is $100,000 and no withdrawals are taken. The Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Balance at the first Contract Anniversary is $110,000 due to good market performance, and You elect an Optional Step-Up.
The effect of the Optional Step-Up election is:
(1)
The Annual Increase Amount resets from $105,000 to $110,000; and
(2)
The EDB I charge is reset to the maximum charge of 1.50%.
The Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Balance at the second Contract Anniversary is $112,000 due to poor market performance. You may NOT elect an Optional Step-Up at this time, because the Account Balance is less than the Annual Increase Amount.
(6)
The Optional Step-Up: Automatic Annual Step-Up
Assume your initial purchase payment is $100,000 and no withdrawals are taken. The Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Balance at the first Contract Anniversary is $110,000 due to good market performance, and You elected Optional Step-Ups to occur under the Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Account Balance is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.
The effect of the Optional Step-Up is:
(1)
The Annual Increase Amount automatically resets from $105,000 to $110,000; and
(2)
The EDB I charge is reset to the maximum charge of 1.50%.

The Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Balance at the second Contract Anniversary is $120,000 due to good market performance, and You have not discontinued the Automatic Annual Step-Up feature. Because your Account Balance is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.
The effect of the Optional Step-Up is:
(1)
The Annual Increase Amount automatically resets from $115,500 to $120,000; and
(2)
The EDB I charge is reset to the maximum charge of 1.50%.
Assume your Account Balance increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Account Balance would exceed the Annual Increase Amount and an Optional Step-Up would automatically occur (provided You had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).
The effect of the Optional Step-Up is:
(1)
The Annual Increase Amount automatically resets to the higher Account Balance; and
(2)
The EDB I charge is reset to the maximum charge of 1.50%.
After the seventh Contract Anniversary, the initial Automatic Annual Step-Up election expires. Assume You do not make a new election of the Automatic Annual Step-Up. The Annual Increase Amount increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your Account Balance at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Balance is lower than your Annual Increase Amount. However, because the Optional Step-Up has locked-in previous gains, the Annual Increase Amount remains at $178,500 despite poor market performance, and, provided the optional benefit continues in effect, will continue to grow at 5% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 90th birthday. Also, note the EDB I charge remains at its current level.
Earnings Preservation Benefit
You could have purchased this benefit at application. The Earnings Preservation Benefit is intended to provide additional amounts at death to pay expenses that may be due upon your death. We do not guarantee that the amounts provided by the Earnings Preservation Benefit will be sufficient to cover any such expenses that your heirs may have to pay.
This benefit provides that an additional death benefit is payable equal to:
The difference between:
1.
Your death benefit (either the basic death benefit or an optional death benefit for which You pay an additional charge); and
2.
Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments, or
On or after the Contract Anniversary immediately preceding your 81st birthday, the additional death benefit that is payable is equal to:
1.
The difference between:

a.
Your death benefit amount on the Contract Anniversary immediately preceding your 81st birthday, plus subsequent purchase payments made after each Contract Anniversary, reduced proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge); and
b.
Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments.
2.
In each case, multiplied by the following percentage, depending upon your age when You purchased the Contract:
Purchase Age	Percentage
Ages 69 or younger	40%
Ages 70-79	25%
Ages 80 and above	0%
For purposes of the above calculation, purchase payments increase the Account Balance on a dollar for dollar basis. Partial withdrawals, however, reduce Account Balance proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal plus applicable Withdrawal Charges divided by the Account Balance immediately before the withdrawal.
If the spouse continues the Contract, the spouse can choose one of the following two options:
●
Continue the Earnings Preservation Benefit. The additional death benefit is calculated in the same manner as above except the calculation takes into account the surviving spouse’s age for purposes of determining what is the Contract Anniversary prior to the 81st birthday. In this case, the benefit is paid as of the death of the surviving spouse, rather than the first spouse.
●
Stop the Earnings Preservation Benefit. The Account Balance is reset to equal the death benefit plus the additional death benefit on the date the spouse continues the Contract. The Earnings Preservation Benefit will cease and the Separate Account charge will be reduced by 0.25%.
If we do not receive notification from the surviving spouse either to elect to continue or to discontinue the Earnings Preservation Benefit within 90 days of notice to us of the death of a spouse, we will treat the absence of a notification as if the Earnings Preservation Benefit had been discontinued and the amount of the benefits will be added to the Account Balance.
If You are a natural person and You change ownership of the Deferred Annuity to someone other than your spouse, this benefit is calculated in the same manner except (1) purchase payments (for the purpose of calculating the Earnings Preservation Benefit) are set equal to the Account Balance on the date of the change in Contract Owner (gain is effectively reset to zero) and (2) the percentage from the table above is based on the age of the new Contract Owner as of the date of the change in Contract Owner.
If You are a non-natural person, the life of the Annuitant is the basis for determining the additional death benefit. If there are Joint Contract Owners, the oldest of the two will be used as a basis for determining the additional death benefit.
An additional charge of 0.25% annually of the average daily value of the amount You have in the Separate Account is charged for the Earnings Preservation Benefit.

Example:
		Date	Amount
A	Purchase Payments Not Withdrawn	10/1/2020	$100,000
B	Death Benefit	10/1/2021	$105,000
C	Additional Death Benefit	10/1/2021	$2,000 (= 40% × (B – A))
D	Account Balance	10/1/2022	$90,000
E	Withdrawal	10/2/2022	$9,000
F	Account Balance after Withdrawal	10/2/2022	$81,000 (= D – E)
G	Purchase Payments Not Withdrawn	10/2/2022	$91,000 (= A – E, because there is no gain at time of withdrawal)
H	Death Benefit		$99,238
I	Additional Death Benefit	10/2/2022	$3,295 (= 40% × (H – G))
Notes to Example
Contract Owner is age 60 at issue.
Any Withdrawal Charge from the Account Balance is included when determining the percentage of Account Balance withdrawn.
All amounts are rounded to the nearest dollar.
Living Benefits
Overview of Living Benefits
There are a suite of optional living benefits that, for an additional charge, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations). Only one version of these optional benefits could have been elected, and the optional benefit must have been elected at Contract issue. These optional benefits are described briefly below. Please see the more detailed description that follows for important information on the costs, restrictions and availability of each optional benefit.

Guaranteed Income Benefits	Guaranteed Withdrawal Benefits	Guaranteed Asset Accumulation Benefit
●Guaranteed Minimum Income
Benefit Plus (GMIB Plus I and
GMIB Plus II or, the Predictor Plus,
or Predictor Plus I and Predictor
Plus II)
●Guaranteed Minimum Income
Benefit (GMIB I and GMIB II or the
Predictor)
Our guaranteed income benefits are
designed to allow You to invest your
Account Balance in the market
while at the same time assuring a
specified guaranteed, level of
minimum fixed income payments if
You elect to annuitize. The fixed
annuity payment amount is
guaranteed regardless of
investment performance or the
actual Account Balance at the time
You elect pay-outs. Prior to
exercising this benefit and
annuitizing your Contract, You may
make withdrawals up to a maximum
level specified in the rider and still
maintain the benefit amount.
(GMIB I and GMIB II were formerly
known as “Versions I and Versions II
of the Guaranteed Minimum
Income Benefit”; and GMIB Plus I
was formerly known as “Version III
of the Guaranteed Minimum
Income Benefit”.)

●Lifetime Withdrawal Guarantee
(LWG I and LWG II)
●Enhanced Guaranteed Withdrawal
Benefit (Enhanced GWB)
●Guaranteed Withdrawal Benefit
(GWB I)
These optional benefits are
designed to guarantee that at least
the entire amount of purchase
payments You make will be
returned to You through a series of
withdrawals (without annuitizing),
regardless of investment
performance, as long as
withdrawals in any Contract Year do
not exceed the maximum amount
allowed. With the LWG, You get the
same benefits, but in addition, if
You make your first withdrawal on
or after the date You reach age
59 1∕2, You are guaranteed income
for your life (and, for states other
than New York, the life of your
spouse, if the Joint Life version was
elected and the spouse who elects
to continue the Contract is at least
age 59 1∕2 at spousal continuation),
even after the entire amount of
purchase payments has been
returned. (GWB I was formerly
known as “Version I of the
Guaranteed Withdrawal Benefit”;
Enhanced GWB was formerly
known as “Version II of the
Guaranteed Withdrawal Benefit”;
and LWG I was formerly known as
“Version III - the Lifetime
Withdrawal Guarantee Benefit”.)

●Guaranteed Minimum
Accumulation Benefit (GMAB)
GMAB is designed to guarantee that
your Account Balance will not be
less than a minimum amount at the
end of the 10-year waiting period.
The amount of the guarantee
depends on which of three
permitted Divisions You select.

Guaranteed Income Benefits
At the time You purchased the Contract, You could have elected a guaranteed income benefit (“GMIB”) for an additional charge. Each version of this optional benefit is designed to guarantee a predictable, minimum level of fixed income payments, regardless of investment performance of your Account Balance during the pay-in phase. However, if applying your actual Account Balance at the time You annuitize the Contract to then-current annuity purchase rates (outside of the optional benefit) produces higher income payments, You will receive the higher payments, and thus You will have paid for the optional benefit even though it was not used. Also, prior to exercising the optional benefit, You may make specified withdrawals that reduce your income base (as explained below) during the pay-in phase and still leave the optional benefit guarantees intact, provided the conditions of the optional benefit are met. Your registered representative can provide You an illustration of the amounts You would receive, with or without withdrawals, if You exercised the optional benefit.

There are four versions of the GMIB that were available with this Contract, GMIB Plus II, GMIB Plus I, GMIB II and GMIB I. None of the GMIBs are available for sale.
There may be versions of each optional guaranteed income benefit that vary by issue date and state availability. In addition, a version may have become available (or unavailable) in different states at different times. Please check your Contract and optional benefits for the specific provisions applicable to You.
You may not have this optional benefit and another optional living benefit (LWG, GWB or GMAB) in effect at the same time. Once elected, the optional benefit cannot be terminated except as discussed below.
Facts About Guaranteed Income Benefits
Income Base and GMIB Income Payments. Under all versions of the GMIB, we calculate an “income base” (as described below) that determines, in part, the minimum amount You receive as an income payment upon exercising the GMIB and annuitizing the Contract. It is important to recognize that this income base is not available for cash withdrawals and does not establish or guarantee your Account Balance or a minimum return for any Division. After a minimum 10-year waiting period, and then only within 30 days following a Contract Anniversary, You may exercise the benefit. We then will apply the income base calculated at the time of exercise to the GMIB Annuity Table (as described below) specified in the optional benefit in order to determine your minimum guaranteed lifetime fixed monthly income payments (your actual payment may be higher than this minimum if, as discussed above, the base Contract under its terms would provide a higher payment).
The GMIB Annuity Table. The GMIB Annuity Table is specified in the rider. For GMIB Plus II Contracts issued on or after May 4, 2009, this table is calculated based on the Annuity 2000 Mortality Table with a 10 year age set back with interest of 1.5% per year. For GMIB Plus II Contracts issued from February 24, 2009 through May 1, 2009, this table is calculated based on the Annuity 2000 Mortality Table with a 7 year age set back with interest of 1.5% per year. For GMIB I, GMIB II, GMIB Plus I and GMIB Plus II Contracts issued prior to February 24, 2009, this table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per year. For GMIB Plus II Contracts issued in New York from July 14, 2008 through May 1, 2009, this table is calculated based on the Annuity 2000 Mortality Table with a 7 year age set back with interest of 1.5% per year. As with other pay-out types, the amount You receive as an income payment also depends on your age, your sex, (where permitted by state law), and the income type You select. For GMIB Plus II, the annuity rates for attained ages 86 to 90 are the same as those for attained age 85. The annuity rates in the GMIB Annuity Table are conservative and a Withdrawal Charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of annuity income that would be provided by applying your Account Balance on your annuity date to then-current annuity purchase rates.
If You exercise a GMIB, your income payments will be the greater of:
●
the income payment determined by applying the amount of the income base to the GMIB Annuity Table, or
●
the income payment determined for the same income type in accordance with the base Contract. (See “Pay-Out Options (or Income Options)”.)
If You choose not to receive income payments as guaranteed under the GMIB, You may elect any of the Income Options available under the Contract.
Ownership. If the Contract Owner is a natural person, the Contract Owner must be the Annuitant. If a non-natural person owns the Contract, then the Annuitant will be considered the Contract Owner in determining the income base and GMIB income payments.

If Joint Owners are named, the age of the older Joint Owner will be used to determine the income base and GMIB income payments. For the purposes of the Guaranteed Income Benefits section of the prospectus, “You” always means the Contract Owner, oldest Joint Owner or the Annuitant, if the Contract Owner is a non-natural person.
Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1∕2, a 10% Federal income tax penalty may apply.
GMIB and Decedent Contracts. If You purchased this Contract with a nontaxable transfer of the death proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which You were the Eligible Designated Beneficiary and You are “stretching” the distributions under the Internal Revenue Service (“IRS”) required distribution rules, You were not permitted to purchase the GMIB.
GMIB and Qualified Contracts. The GMIB may have limited usefulness in connection with a qualified Contract, such as IRA (see “Federal Tax Considerations”), in circumstances where, due to the 10-year waiting period after purchase (and, for the GMIB Plus II and GMIB Plus I, after an Optional Step-Up), the Contract Owner is unable to exercise the benefit until after the required beginning date of required minimum distributions under the Contract. In such event, required minimum distributions received from the Contract during the 10-year waiting period will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of income payments under the GMIB. You should consult your tax adviser prior to electing the GMIB.
Description of GMIB Plus II
The GMIB Plus II is no longer available for purchase. In states where approved, the GMIB Plus II was available only for Contract Owners up through age 78 and You could have only elected the GMIB Plus II at the time You purchased the Contract. The GMIB Plus II was not available in the State of Oregon. The GMIB Plus II may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary on or following the Contract Owner’s 90th birthday.
Income Base. The income base is equal to the greater of (a) or (b) below:
(a)
Highest Anniversary Value: On the issue date, the “Highest Anniversary Value” is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Balance attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to Your 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Account Balance on the date of the recalculation.
The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding Your 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Account Balance attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).
(b)
Annual Increase Amount: On the date we issue your Contract, the “Annual Increase Amount” is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your Contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:
(i)
is purchase payments accumulated at the Annual Increase Rate (as defined below) from the date the purchase payment is made; and

(ii)
is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.
The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Balance, the Annual Increase Amount is not set equal to the Account Balance. See “Optional Step-Up” below for a feature that can be used to reset the Annual Increase Amount to the Account Balance.
For Deferred Annuities issued in New York State, the Annual Increase Amount shall not exceed 270% of total purchase payments or, if greater, 270% of the Annual Increase Amount as of the most recent Optional Step-Up for GMIB Plus II (see “Optional Step-Up” below). Each time the Annual Increase Amount is increased by an Optional Step-Up, the limit on the Annual Increase Amount is raised to 270% of the new, higher Annual Increase Amount, if it is greater than 270% of your Purchase Payments.
Annual Increase Rate. As noted above, we calculate an income base under the GMIB that helps determine the minimum amount You receive as an income payment upon exercising the optional benefit. One of the factors used in calculating the income base is called the “annual increase rate.”
Through the Contract Anniversary immediately prior to the your 91st birthday, the Annual Increase Rate is 5%.
On the first Contract Anniversary, “at the beginning of the Contract Year” means on the issue date; on a later Contract Anniversary, “at the beginning of the Contract Year” means on the prior Contract Anniversary.
During the 30 day period following the Contract Anniversary immediately prior to the your 91st birthday, the annual increase rate is 0%.
Withdrawal Adjustments. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):
(a)
The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to the withdrawal (including any applicable Withdrawal Charge); or
(b)
If total withdrawals in a Contract Year are not greater than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, and if these withdrawals are paid to You (or to the Annuitant, if the Deferred Annuity is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (a) immediately above and be treated as though the corresponding withdrawals occurred at the end of that Contract Year.
As described in (a) above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Balance. This reduction may be significant, particularly when the Account Balance is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of income payments under the GMIB optional benefit. Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, will result in dollar-for-dollar treatment of the withdrawals as described in (b) immediately above.
Partial annuitizations are not permitted.

In determining the GMIB Plus II income payments, an amount equal to the Withdrawal Charge that would apply upon a complete withdrawal and the amount of any premium taxes and other taxes that may apply will be deducted from the income base. For purposes of calculating the income base, purchase payment credits (i.e., bonus payments) are not included.
Optional Step-Up. On each Contract Anniversary as permitted, You may elect to reset the Annual Increase Amount to the Account Balance. An Optional Step-Up may be beneficial if your Account Balance has grown at a rate above the Annual Increase Rate on the Annual Increase Amount (5%). As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Balance. After an Optional Step-Up, the Annual Increase Rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. However, if You elect to reset the Annual Increase Amount, we will also restart the 10-year waiting period. In addition, we will reset the rider charge to the maximum rate of 1.50%.
An Optional Step-Up is permitted only if: (1) the Account Balance exceeds the Annual Increase Amount immediately before the reset; and (2) the Contract Owner (or oldest Joint Contract Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Deferred Annuity has both the GMIB Plus II and the EDB I, and You would like to elect an Optional Step-Up, You must elect an Optional Step-Up for both optional benefits. You may not elect an Optional Step-Up for only one of the two optional benefits. Upon the Optional Step-Up, we may reset the optional benefit charge, as described above, on one or both optional benefits.
You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met; or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If You elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Balance automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at our Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which a step-up may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date You make this election, at which point You must make a new election if You want Automatic Annual Step-Ups to continue. If You discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Step-Ups, the optional benefit (and charge) will continue, and You may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)
We must receive your request to exercise the Optional Step-Up in writing, at our Administrative Office, or by any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.
The Optional Step-Up:
(1)
resets the Annual Increase Amount to the Account Balance on the Contract Anniversary following the receipt of an Optional Step-Up election;
(2)
resets the waiting period to exercise the GMIB Plus II to the 10th Contract Anniversary following the date the Optional Step-Up took effect;
(3)
For Contracts issued in New York State only, may reset the maximum Annual Increase Amount to a percentage

(270%) multiplied by the Annual Increase Amount calculated in (1) above, if greater than the maximum Annual Increase Amount immediately before the Optional Step-Up; and
(4)
may reset the charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up (if the Contract and the optional benefit continue to be sold).
In the event that the charge applicable to Deferred Annuity purchases at the time of the step-up is higher than your current charge, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Step-Up. If You decline the Automatic Annual Step-Up, You must notify us in accordance with our administrative procedures (currently we require You to submit your request in writing to our Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Ups until You notify us in writing to our Administrative Office that You wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.
On the date of the step-up, the Account Balance on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the step-up. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the step-up.
Investment Allocation Restrictions. If You elected the GMIB Plus II, there are certain investment allocation restrictions. Please see “Appendix A — Investment Allocation Restrictions For Certain Optional Benefits.”
If You elected the GMIB Plus II, You may not participate in the Equity Generator or the Allocator. However, You may elect to participate in the Enhanced Dollar Cost Averaging program, provided that your Divisions are selected in accordance with the investment allocation restrictions.
Current Restrictions on Subsequent Purchase Payments. Subsequent purchase payments under the GMIB Plus II are restricted as described in “Purchase Payments — Restrictions on Subsequent Purchase Payments.”
Guaranteed Principal Option. On each Contract Anniversary, starting with the tenth Contract Anniversary and through the Contract Anniversary prior to the Contract Owner’s 91st birthday, You may exercise the Guaranteed Principal Option. If the Contract Owner is a non-natural person, the Annuitant’s age is the basis for determining the birthday. If there are Joint Contract Owners, the age of the older Contract Owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the eligible Contract Anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following the eligible Contract Anniversary.
By exercising the Guaranteed Principal Option, You elect to receive an additional amount to be added to your Account Balance intended to restore your initial investment in the Contract, in lieu of receiving GMIB payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to (a) minus (b) where:
(a)
is purchase payments credited within 120 days of the date we issued the Contract (reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal (including applicable Withdrawal Charges) prior to the exercise of the Guaranteed Principal Option); and
(b)
the Account Balance on the Contract Anniversary immediately preceding exercise of the Guaranteed Principal Option.

For purposes of calculating the Guaranteed Principal Adjustment, purchase payment credits are not included. The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable Division in the ratio the portion of the Account Balance in such Division bears to the total Account Balance in all Divisions. It is important to note that only purchase payments made during the first 120 days that You hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment.
Guaranteed Principal Adjustment. If You anticipate making purchase payments after 120 days, You should understand that such payments will not increase the Guaranteed Principal Adjustment. However, because purchase payments made after 120 days will increase your Account Balance, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, the GMIB Plus II may not be appropriate for You if You intend to make additional purchase payments after the 120-day period and are purchasing the GMIB Plus II for this feature.
The Guaranteed Principal Adjustment will never be less than zero. If the Guaranteed Principal Option is exercised, the GMIB Plus II will terminate as of the date the option takes effect and no additional GMIB charges will apply thereafter. The Contract, however, will continue, and the GMIB Plus II allocation and subsequent purchase payment restrictions, described above, will no longer apply. If You elected both the GMIB Plus II and the EDB I, the EDB I investment allocation restrictions described in “Appendix A Investment Allocation Restrictions For Certain Optional Benefits” and the subsequent purchase payment restrictions described in “Purchase Payments — Restrictions on Subsequent Purchase Payments” will continue to apply as long as the EDB I optional benefit has not terminated.
The Guaranteed Principal Option was not available in the state of Washington.
Exercising the GMIB Plus II. If You exercise the GMIB Plus II, You must select to receive income payments under one of the following income types:
(1)
Lifetime Income Annuity with a 5-Year Guarantee Period; or
(2)
Lifetime Income Annuity for Two with a 5-Year Guarantee Period. Based on Federal tax rules, this option is not available for qualified Contracts where the difference in ages of the joint Annuitants, who are non-spouses, is greater than 10 years. See “Pay-Out Options (or Income Options).” (For Contracts issued in New York State, this income type is only available if the youngest Annuitant’s attained age is 35 or older).
These options are described in the Contract and the GMIB Plus II.
The GMIB Annuity Table is specified in the rider. For GMIB Plus II Contracts issued on or after May 4, 2009, this table is calculated based on the Annuity 2000 Mortality Table with a 10 year age set back with interest of 1.5% per year. For GMIB Plus II Contracts issued from February 24, 2009 through May 1, 2009, this table is calculated based on the Annuity 2000 Mortality Table with a 7 year age set back with interest of 1.5% per year. For GMIB Plus II Contracts issued prior to February 24, 2009, this table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per year. For GMIB Plus II Contracts issued in New York from July 14, 2008 through May 1, 2009, this table is calculated based on the Annuity 2000 Mortality Table with a 7 year age set back with interest of 1.5% per year. As with other pay-out types, the amount You receive as an income payment also depends on the income payment type You select, your age, and your sex (where permitted under state law). The annuity rates for attained ages 86 or 90 are the same as those for attained age 85. The annuity rates in the GMIB Annuity Table are conservative and a Withdrawal Charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of annuity income that would be provided by applying your Account Balance on your annuity date to then current annuity purchase rates.

If You exercise the GMIB Plus II, your income payments will be the greater of: the income payment determined by applying the amount of the income base to the GMIB Annuity Table, or the income payment determined for the same income payment type in accordance with the base Contract. (See “Pay-out Options (or Income Options).”)
If the amount of the guaranteed minimum lifetime income that the GMIB Plus II produces is less than the amount of annuity income that would have been provided by applying Account Balance on the annuity date to the then-current annuity purchase rates, then You would have paid for a benefit that You did not use.
If You take a full withdrawal of your Account Balance, your Contract is terminated by us due to its small Account Balance and inactivity (see “When We Can Cancel Your Deferred Annuity”), or your Contract lapses and there remains any income base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the income base after any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.
Enhanced Payout Rates (Does not apply to Contracts issued in New York State). The GMIB payout rates are enhanced under either of the following circumstances, if:
(a)
You take no withdrawals prior to age 62;
(b)
your Account Balance is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining; and
(c)
the income type You select is the Lifetime Income Annuity with a 5-Year Guarantee Period.
Then the annual income payments under the GMIB Plus II will equal or exceed 5.5% of the income base (calculated on the date the payments are determined).
For example, if a Contract Owner dies and the Contract Owner’s spouse (age 89 or younger) is the Beneficiary of the Contract, the spouse may elect to continue the Contract and the GMIB Plus II. If the spouse elects to continue the Contract and the Contract Owner had begun to take withdrawals prior to his or her death, and the Contract Owner was older than the spouse, the spouse’s eligibility for the enhanced payout rates described above is based on the Contract Owner’s age when the withdrawals began. For example, if the Contract Owner had begun to take withdrawals at age 62 and subsequently died, that Contract Owner’s spouse continued the Contract and the GMIB Plus II, the spouse would be eligible for the 5.5% enhanced payout rate described above, even if the spouse were younger than age 62 at the time the Contract was continued. If the spouse elects to continue the Contract and the Contract Owner had not taken any withdrawals prior to his or her death, the spouse’s eligibility for the enhanced payout rates described above is based on the spouse’s age when the spouse begins to take withdrawals.
Similarly, if:
(a)
You take no withdrawals prior to age 60;
(b)
your Account Balance is fully withdrawn or decreases to zero on or after age 60 and there is an income base remaining; and
(c)
the income type You select is the Lifetime Income Annuity with a 5-Year Guarantee Period.
Then the annual income payments under the GMIB Plus II will equal or exceed 5% of the income base (calculated on the date the payments are determined).
If You choose not to receive income payments as guaranteed under the GMIB Plus II, You may elect any of the pay-out options under the Contract.

If the income base being annuitized is less than $5,000, we reserve the right to make one lump sum payment to You instead of income payments. If the amount of the initial income payment would be less than $100, we may reduce the frequency of payments so that the payment is a minimum of $100, but not less frequently then annually.
Terminating the GMIB Plus II. Except as otherwise provided, the GMIB Plus II will terminate upon the earliest of:
(a)
The 30th day following the Contract Anniversary on or following your 90th birthday;
(b)
The date You make a complete withdrawal of your Account Balance (if there is an income base remaining You will receive payments based on the remaining income base) (a pro-rata portion of the annual optional benefit charge will be assessed).
(c)
The date You elect to receive income payments under the Contract and You do not elect to receive payments under the GMIB Plus II (a pro-rata portion of the annual optional benefit charge will be assessed);
(d)
The death of the Contract Owner or Joint Contract Owner (unless the spouse (aged 89 or younger) is the Beneficiary and elects to continue the Contract), or death of the Annuitant if a non-natural person owns the Contract;
(e)
A change for any reason of the Contract Owner or Joint Contract Owner (or Annuitant, if the Contract Owner is a non-natural person), subject to our administrative procedures; (a pro-rata portion of the annual optional benefit charge will be assessed);
(f)
The effective date of the Guaranteed Principal Option; or
(g)
The date You assign your Contract, subject to our administrative procedures (a pro-rata portion of the annual optional benefit charge will be assessed).
If a Contract Owner or Joint Contract Owner dies and:
●
the spouse elects to continue the Contract and the GMIB Plus II optional benefit under termination provision (d) above; and
●
before the 10-year waiting period to exercise the GMIB Plus II optional benefit has elapsed, the GMIB Plus II optional benefit will terminate under termination provision (a) above (because it is the 30th day following the Contract Anniversary on or following the spouse’s 90th birthday);
we will permit the spouse to exercise the GMIB Plus II optional benefit within the 30 days following the Contract Anniversary on or following his or her 90th birthday, even though the 10-year waiting period has not elapsed.
Under our current administrative procedures, we will waive the termination of the GMIB Plus II if You assign a portion of the Contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of the Account Balance under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity Contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.
When the GMIB Plus II terminates, the corresponding GMIB Plus II charge terminates and GMIB Plus II investment restrictions allocation and any subsequent purchase payment restriction no longer apply. However, if you elected both the GMIB Plus II and the EDB I options, and only the GMIB Plus II has terminated, the restrictions on subsequent purchase payments will continue to apply.
For Contracts issued in all states except New York from February 24, 2009 through May 1, 2009, the following differences apply:

(1)
The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 1.5% per year;
(2)
The GMIB payout rates are enhanced to be at least (a) 6% of the income base (calculated on the date the payments are determined) in the event: (i) You take no withdrawals prior to age 62; (ii) your Account Balance is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining; and (iii) the annuity option You select is the Lifetime Income Annuity with a 10-Year Guarantee Period, or (b) 5% of the income base (calculated on the date the payments are determined) if: (i) You take no withdrawals prior to age 60; (ii) your Account Balance is fully withdrawn or decreases to zero on or after age 60 and there is an income base remaining; and (iii) You select the Lifetime Income Annuity with a 10-Year Guarantee Period;
(3)
Different investment allocation restrictions apply;
(4)
The annual increase rate is 6% through the Contract Anniversary immediately prior to your 91st birthday, and 0% per year thereafter;
(5)
If total withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year, and if these withdrawals are paid to You (or the Annuitant if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year;
(6)
The fixed annuity options are the Lifetime Income Annuity with a 10-Year Guaranteed Period (if You choose to start the annuity option after age 79, the year of the guarantee period component of the annuity option is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at ages 84 through 90) or the Lifetime Income Annuity for Two with a 10-Year Guarantee Period. (Based upon Federal tax rules, this option is not available for qualified Contracts where the difference in ages of the Joint Annuitants, who are non-spouses, is greater than 10 years.); and
(7)
If your Income Base is increased due to an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.20% of the Income Base, applicable after the Contract Anniversary on which the Optional Step-Up occurs.
For Contracts issued in New York State on or before May 1, 2009, the following differences apply:
(1)
The annual increase rate is 6% through the Contract Anniversary immediately prior to your 91st birthday, and 0% per year thereafter;
(2)
The GMIB annuity rates for attained ages 85-90 are the same as those for attained age 84;
(3)
Different investment allocation restrictions apply;
(4)
The Lifetime Income Annuity for Two income option type is only available if the oldest Annuitant’s attained age is 55 or older;
(5)
The Annual Increase Amount shall not exceed 190% of total purchase payments or, if greater, 190% of the Annual Increase Amount as of the most recent Optional Step-Up;
(6)
If total withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year, and if these withdrawals are paid to You (or the Annuitant if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year;
(7)
The GMIB Annuity Table is calculated based upon the Annuity Mortality Table with a 7-year age set back with interest of 1.5% per year; and
(8)
If your Income Base is increased due to an Optional Step-Up on a Contract Anniversary occurring on July 1,

2012 or later, we currently will increase the rider charge to 1.15% of the Income Base, applicable after the Contract Anniversary on which the Optional Step-Up occurs.
For Contracts issued in all states except New York on or before February 23, 2009, the GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per year; the GMIB payout rates are enhanced to be at least 6% of the Annual Increase Amount (calculated on the date the payments are determined) in the event: (i) You take no withdrawals prior to age 60; (ii) your Account Balance is fully withdrawn or decreases to zero on or after age 60 and there is an income base remaining; and (iii) the annuity option You select is the Lifetime Income Annuity with a 10-Year Guarantee Period and differences (3) through (7) in the non-New York version apply.
Notes on Graphs and Examples:
The purpose of these examples is to illustrate the operation of the GMIB Plus II. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Divisions chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges or income taxes and tax penalties.
(1)
Withdrawal Adjustments to Annual Increase Amount
Dollar-for-dollar adjustment when withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary
Assume the initial purchase payment is $100,000 and the GMIB Plus II is selected. Assume that during the first Contract Year, $5,000 is withdrawn. Because the withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 5% per year, compounded annually, less $5,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually).
Proportionate adjustment when withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary
Assume the initial purchase payment is $100,000 and the GMIB Plus II is selected. Assume the Account Balance at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving an Account Balance of $90,000). Because the withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($105,000) multiplied by the percentage reduction in the Account Balance attributed to that entire withdrawal: 10% (the $10,000 withdrawal reduced the $100,000 Account Balance by 10%). Therefore, the new Annual Increase Amount is $94,500 ($105,000 x 10% = $10,500; $105,000 – $10,500 = $94,500). (If multiple withdrawals are made during a Contract Year — for example, two $5,000 withdrawals instead of one $10,000 withdrawal — and those withdrawals total more than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced proportionately by each of the withdrawals made during that Contract Year and there will be no dollar-for-dollar withdrawal adjustment for the Contract Year.) Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $99,225 ($94,500 increased by 5% per year, compounded annually).
(2)
The Annual Increase Amount
Example
Assume the Contract Owner is a male, age 55 at issue, and he elects the GMIB Plus II. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Annual Increase Amount is equal to $100,000 (the initial purchase payment). The Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary prior to the owner’s 91st birthday). At the tenth Contract Anniversary, when the owner is age 65, the Annual Increase Amount is $162,889 ($100,000 increased by 5% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.
Determining a value upon which future income payments will be based
Assume that You make an initial purchase payment of $100,000. Prior to annuitization, your Account Balance fluctuates above and below your initial purchase payment depending on the investment performance of the Divisions You selected. Your purchase payments accumulate at the annual increase rate of 5%, until the Contract Anniversary on or immediately after the Contract Owner’s 90th birthday (for Contracts issued in New York State, the Annual Increase Amount is subject to a 270% maximum increase limitation). Your purchase payments are also adjusted for any withdrawals (including any applicable Withdrawal Charge) made during this period. The line (your purchase payments accumulated at 5% a year adjusted for withdrawals and charges “the Annual Increase Amount”) is the value upon which future income payments can be based.

Determining your guaranteed lifetime income stream
Assume that You decide to annuitize your Contract and begin taking income payments after 20 years. In this example, your Annual Increase Amount is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the Annual Increase Amount will be applied to the annuity pay-out rates in the GMIB Annuity Table to determine your lifetime income payments. The income base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.

(3)
The “Highest Anniversary Value” (“HAV”)

Example
Assume, as in the example in section (2) above, the Contract Owner is a male, age 55 at issue, and he elects GMIB Plus II. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Account Balance on the first Contract Anniversary is $108,000 due to good market performance. Because the Account Balance is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Account Balance ($108,000). Assume the Account Balance on the second Contract Anniversary is $102,000 due to poor market performance. Because the Account Balance is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.
Assume this process is repeated on each Contract Anniversary until the tenth Contract Anniversary, when the Account Balance is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal to the Account Balance ($155,000). See section (4) below for an example of the exercise of GMIB Plus II.
Determining a value upon which future income payments will be based
Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Balance at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner’s 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable Withdrawal Charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.

Determining your guaranteed lifetime income stream
Assume that You decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, the Highest Anniversary Value is higher than the Account Balance. Accordingly, the Highest Anniversary Value will be applied to the annuity payout rates in the GMIB Annuity Table to determine your lifetime income payments. The income base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.

(4)
Putting It All Together
Example
Continuing the examples in sections (2) and (3) above, assume the Contract Owner chooses to exercise the GMIB Plus II at the tenth Contract Anniversary and elects a Lifetime Income Annuity with a 5-Year Guarantee Period. Because the 5% Annual Increase Amount ($162,889) is greater than the Highest Anniversary Value ($155,000), the 5% Annual Increase Amount ($162,889) is used as the income base. The income base of $162,889 is applied to the GMIB Annuity Table. This yields income payments of $591 per month for life, with a minimum of 5 years guaranteed. (If the same Contract Owner were instead age 70, the income base of $162,889 would yield monthly payments of $673; if the Contract Owner were age 75, the income base of $162,889 would yield monthly payments of $785.)
Assume the Contract Owner, a New York resident, chooses to exercise the GMIB Plus II optional benefit at the 21st Contract Anniversary and elects a Lifetime Income Annuity with a 5-Year Guarantee Period. Assume the Account Balance has declined due to poor market performance. The 5% Annual Increase Amount would be limited to the maximum of 270% of the total purchase payments, which equals $270,000. Because the 5% Annual Increase Amount ($270,000) is greater than the Highest Anniversary Value ($150,000), the 5% Annual Increase Amount ($270,000) is used as the income base. The income base of $270,000 is applied to the GMIB Annuity Table. This yields income payments of $1,345 per month for life, with a minimum of 5 years guaranteed. (If the same Contract Owner were instead age 81, the income base of $270,000 would yield monthly payments of $1,607; if the Contract Owner were age 86, the income base of $270,000 would yield monthly payments of $1,877.)
The above example does not take into account the impact of premium taxes and other taxes. As with other pay-out types, the amount You receive as an income payment depends on the income type You select, your age, and (where permitted by state law) your sex. The income base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.
Prior to annuitization, the two calculations (the 5% Annual Increase Amount and the Highest Anniversary Value) work together to protect your future income. Upon annuitization of the Contract, You will receive income payments for life and the Annual Increase Amount, Highest Anniversary Value and the Account Balance will cease to exist. Also, the GMIB Plus II may only be exercised no later than the Contract Anniversary on or following the Contract Owner’s 90th birthday, after a 10-year waiting period, and then only within a 30 day period following the Contract Anniversary.

With the GMIB, the income base is applied to special, conservative GMIB annuity purchase factors, which are guaranteed at the time the Contract is issued. However, if then-current annuity purchase factors applied to the Account Balance would produce a greater amount of income, then You will receive the greater amount. In other words, when You annuitize your Contract, You will receive whatever amount produces the greatest income payment. Therefore, if your Account Balance would provide greater income than would the amount provided under the GMIB, You will have paid for the GMIB although it was never used.

(5)
The Guaranteed Principal Option — Graph and Example
Initial investment is $100,000. Assume that no withdrawals are taken. Assume that Account Balance at the 10th Contract Anniversary is $50,000 due to poor market performance, and the Guaranteed Principal Option is exercised at this time.
The effect of exercising the Guaranteed Principal Option:
(1)
A Guaranteed Principal Adjustment of $100,000 – $50,000 = $50,000 is added to the Account Balance 30 days after the 10th Contract Anniversary bringing it back up to $100,000.
(2)
The GMIB Plus II benefit and the benefit charge terminate as of the date that the adjustment is made to the Account Balance; the Contract continues.
(3)
The GMIB Plus II allocation and transfer restrictions terminate as of the date that the adjustment is made to the Account Balance (except if the GMIB Plus II was elected with the EDB I, the investment allocation restrictions described above will continue to apply as long as the EDB I has not terminated).

Withdrawals reduce the original purchase payment (i.e., those payments credited within 120 days of the Contract’s issue date) proportionately and, therefore, may have a significant impact on the amount of the Guaranteed Principal Adjustment.
(6)
The Optional Step-Up: Optional Automatic Annual Step-up
Assume your initial investment is $100,000 and no withdrawals are taken. The Annual Increase Amount of the GMIB Plus II Income Base increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Balance at the first Contract Anniversary is $110,000 due to good market performance, and You elected Optional Step-Ups to occur under the Optional Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Account Balance is higher than your Annual Increase Amount of the Income Base, an Optional Step-Up will automatically occur.
The effect of the Optional Step-Up is:
(1)
The Annual Increase Amount of the Income Base automatically resets from $105,000 to $110,000;
(2)
The 10-year waiting period to annuitize the Contract is reset to 10 years from the first Contract Anniversary; and
(3)
The charge is reset to the fee we charge new Contract Owners for the same optional benefit at that time (if the Contract continues to be sold); and
(4)
The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.
The Annual Increase Amount of the Income Base increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Balance at the second Contract Anniversary is $120,000 due to good market performance, and You have not discontinued the Automatic Annual Step-Up feature. Because your Account Balance is higher than your Annual Increase Amount of the Income Base, an Optional Step-Up will automatically occur.
The effect of the Optional Step-Up is:
(1)
The Annual Increase Amount of the Income Base automatically resets from $115,500 to $120,000;
(2)
The 10-year waiting period to annuitize the Contract is reset to 10 years from the second Contract Anniversary;
(3)
The charge is reset to the fee we charge new Contract Owners for the same optional benefit at that time (if the Contract continues to be sold); and
(4)
The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

Assume your Account Balance increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Account Balance would exceed the Annual Increase Amount of the Income Base and an Optional Step-Up would automatically occur (provided You had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).
The effect of each Optional Step-Up is:
(1)
The Annual Increase Amount of the Income Base automatically resets to the higher Account Balance;
(2)
The 10-year waiting period to annuitize the Contract is reset to 10 years from the date of the Optional Step-Up;
(3)
The charge is reset to the fee we charge new Contract Owners for the same optional benefit at the time (if the Contract continues to be sold); and
(4)
The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.
After the seventh Contract Anniversary, the initial Optional Automatic Annual Step-Up election expires. Assume You do not make a new election of the Optional Automatic Annual Step-Up. The Annual Increase Amount of the Income Base increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your Account Balance at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Balance is lower than your Annual Increase Amount of the Income Base. However, because the Optional Step-Up has locked-in previous gains, the Annual Increase Amount of the Income Base remains at $178,500 despite poor market performance, and, provided the benefit continues in effect, will continue to grow at 5% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 90th birthday (for Contracts issued in New York State, the Annual Increase Amount is subject to a 270% maximum increase limitation). Also, please note:
(1)
The 10-year waiting period to annuitize the Contract remains at the 17th Contract Anniversary (10 years from the date of the last Optional Step-Up);
(2)
The charge remains at its current level; and
(3)
The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

Description of GMIB Plus I

The GMIB Plus I is no longer available for purchase. The GMIB Plus I was available only for Contract Owners up through age 75, and You could only have elected GMIB Plus I at the time You purchased the Contract. GMIB Plus I may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary on or following the Contract Owner’s 85th birthday.
GMIB Plus I is otherwise identical to GMIB Plus II, with the following exceptions:
(1)
The GMIB Plus I Income Base is calculated as described above, except that the annual increase rate is 6% per year through the Contract Anniversary on or following the Contract Owner’s 85th birthday and 0% thereafter.
(2)
An “Optional Step-Up” under the GMIB Plus II is referred to as an “Optional Reset” under the GMIB Plus I. An Optional Reset is permitted only if: (1) the Account Balance exceeds the Annual Increase Amount immediately before the reset; and (2) the Contract Owner (or oldest Joint Contract Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 75 on the date of the Optional Reset.
(3)
If your income base is increased due to an Optional Reset on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.20% of the Income Base, applicable after the Contract Anniversary on which the Optional Reset occurs.
(4)
Termination provision (g) above does not apply and the following replaces termination provision (a), above: The 30th day following the Contract Anniversary on or following your 85th birthday.
and the following replaces provision (d) above:
Death of the Contract Owner or Joint Contract Owner (unless the spouse (age 84 or younger) is the Beneficiary and elects to continue the Contract), or the death of the Annuitant if a non-natural person owns the Contract.
and the following replaces the paragraph immediately after provision (g) above:
If a Contract Owner or Joint Contract Owner dies and:
●
the spouse elects to continue the Contract and the GMIB Plus I optional benefit under termination provision (d) above; and
●
before the 10-year waiting period to exercise the GMIB Plus I optional benefit has elapsed, the GMIB Plus I optional benefit will terminate under termination provision (a) above (because it is the 30th day following the Contract Anniversary on or following the spouse’s 85th birthday);
we will permit the spouse to exercise the GMIB Plus I optional benefit within the 30 days following the Contract Anniversary on or following his or her 85th birthday, even though the 10-year waiting period has not elapsed.
(5)
If You elect the GMIB Plus I, You are limited to allocating your purchase payments and Account Balance among the funding options described under “Appendix A — Investment Allocation Restrictions for Certain Optional Benefits.”
(6)
The Guaranteed Principal Option may be exercised starting with the tenth Contract Anniversary prior to the Contract Owner’s 86th birthday.
(7)
We reserve the right to prohibit an Optional Reset if we no longer offer this benefit for a class of the Contract. We are waiving this right with respect to purchasers of the Contract offered by this prospectus who elect or have elected the GMIB Plus I benefit and will allow Optional Resets by those purchasers even if this benefit is no longer offered for a class of the Contract.

(8)
If You exercise the GMIB Plus I benefit under the life annuity with 10 years of annuity payments guaranteed option, the Guaranteed Period is 5 years for ages 84-85.
(9)
If You exercise the GMIB Plus I benefit under the life annuity, 10 years of annuity payments are guaranteed.
(10)
If approved in your state, the GMIB payout rates are enhanced to be at least 6% of the income base (calculated on the date the payments are determined) in the event; (i) You take no withdrawals prior to age 60; (ii) your Account Balance is fully withdrawn or decreases to zero on or after age 60 and there is no income base remaining; and (iii) the annuity option You select is the Lifetime Income Annuity with a 10-Year Guarantee Period.
(11)
The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per year.
You may elect to participate in the Enhanced Dollar Cost Averaging program, provided that your destination Divisions are one or more of the required investment allocations.
Current Restrictions on Subsequent Purchase Payments. Subsequent purchase payments under the GMIB Plus I are restricted as described in “Purchase Payments — Restrictions on Subsequent Purchase Payments.”
For Contracts issued prior to July 16, 2007, the GMIB Plus II payout rates described in (10) above will not be applied.
For Contracts issued prior to February 26, 2007, we offered a version of the GMIB Plus I that is no longer available. This prior version of the GMIB Plus I differs from the current version with respect to the calculation of the Annual Increase Amount and the applicable benefit charge. Specifically: (1) for purposes of calculating the Annual Increase Amount, (a) the annual increase rate is 5% per year through the Contract Anniversary on or following the Owner’s 85th birthday, and (b) the amount of total withdrawal adjustments for a Contract Year as calculated in paragraph “a” of the “Income Base” section above will be set equal to the dollar amount of total withdrawals in such Contract Year provided that such total withdrawals do not exceed 5% of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year; and (2) the additional charge for the GMIB Plus I is 0.75% of the Income Base (with a maximum Optional Reset charge of 1.50% of the Income Base applicable upon the exercise of the Optional Reset feature). If your Income Base is increased due to an Optional Reset on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.00% of the Income Base, applicable after the Contract Anniversary on which the Optional Reset occurs.
Example
The Optional Step-Up
Assume your initial purchase payment is $100,000 and no withdrawals are taken. The 5% Annual Increase Amount of the Income Base increases to $105,000 on the first Contract Anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Balance at the first Contract Anniversary is $110,000 due to good market performance, and You elect an Optional Step-Up.
The effect of the Optional Step-Up election is:
(1)
The 5% Annual Increase Amount of the Income Base resets from $105,000 to $110,000;
(2)
The 10-year waiting period to annuitize the Contract under the GMIB Plus I is reset to 10 years from the first Contract Anniversary;

(3)
The charge is reset to the fee we charge new Contract Owners at that time; and
(4)
The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.
The 5% Annual Increase Amount of the Income Base increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Balance at the second Contract Anniversary is $112,000 due to poor market performance. You may NOT elect an Optional Step-Up at this time, because the Account Balance is less than the 5% Annual Increase Amount of the Income Base.
For Contracts issued prior to February 27, 2006, You may elect an Optional Step-Up as described above, except that: 1) You may elect an Optional Reset on any Contract Anniversary only on or after the third Contract Anniversary, and You may then elect an Optional Reset at any subsequent Contract Anniversary only if it has been at least three years since the last Optional Reset; and 2) You are required to affirmatively elect an Optional Reset in accordance with the procedures described above, the Automatic Annual Step-Up feature is not available. Subject to state approval, we will enhance your Contract to change the frequency of the resets from every third Contract Anniversary to each Contract Anniversary and You will also be able to elect Optional Automatic Resets under the Automatic Annual Step-Ups, following the same procedure, as described above. The optional benefit charge for this prior version of the GMIB Plus I is 0.75% of the guaranteed minimum Income Base. If your Income Base is increased due to an Optional Reset on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the optional benefit charge to 1.00% of the Income Base, applicable after the Contract Anniversary on which the Optional Reset occurs.
Description of GMIB II
The GMIB II is no longer available for purchase. The GMIB II was available only for Contract Owners up through age 75, and You could have only elected the GMIB II at the time You purchased the Contract. The GMIB II may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary on or following the Contract Owner’s 85th birthday.
The GMIB II is otherwise identical to the GMIB Plus II, with the following exceptions:
(1)
The additional charge for GMIB II is 0.50%.
(2)
The GMIB II Income Base is calculated as described above, except that, for purposes of calculating the Annual Increase Amount:
a.
the annual increase rate is 5% per year through the Contract Anniversary on or following the Contract Owner’s 85th birthday and 0% thereafter, and
b.
the amount of total withdrawal adjustments for a Contract Year as calculated in paragraph “(a)” of the “Income Base” section of “Description of GMIB Plus II” above will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in such Contract Year provided that such total withdrawals do not exceed 5% of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year.
(3)
There is no Guaranteed Principal Option.
(4)
There is no Optional Step-Up feature.
(5)
There are no limitations to how You may allocate your purchase payments and Account Balance among the investment choices.
(6)
The following replaces termination provision (a), above:

The 30th day following the Contract Anniversary on or following your 85th birthday.
(7)
The following replaces termination provision (e), above:
A change for any reason of the Contract Owner or Joint Owner or the Annuitant if a non-natural person owns the Contract.
(8)
Termination provisions, (f) and (g) , above, do not apply.
(9)
The fixed annuity options are the Lifetime Income Annuity with a 10-year Guarantee Period (if You choose to annuitize after age 79, the Guarantee Period is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at age 84 and 85) or the Lifetime Income Annuity for Two with a 10-year Guarantee Period (not available for qualified Contracts where the difference in ages of the Joint Annuitants, who are non-spouses, is greater than 10 years).
(10)
The following replaces termination provision (d), above:
Death of the Owner or Joint Owner unless the spouse (age 84 or younger) is the Beneficiary and elects to continue the Contract, or death of the Annuitant if a non-natural person owns the Contract.
(11)
If a Contract Owner or Joint Contract Owner dies and:
●
the spouse elects to continue the Contract and the GMIB II optional benefit under termination provision (d) above; and
●
before the 10-year waiting period to exercise the GMIB II optional benefit has elapsed, the GMIB II optional benefit will terminate under termination provision (a) above (because it is the 30th day following the Contract Anniversary on or following the spouse’s 85th birthday);
we will permit the spouse to exercise the GMIB II optional benefit within the 30 days following the Contract Anniversary on or following his or her 85th birthday, even though the 10-year waiting period has not elapsed.
(12)
There are no enhanced payout rates.
(13)
The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per year.
(14)
Subsequent purchase payments are not currently restricted under the GMIB II.
Description of GMIB I
The GMIB I is no longer available for purchase. In states where GMIB I was approved and GMIB II had not been approved You could have only elected the GMIB I at the time You purchased the Contract and if You were age 75 or less. Once elected, this optional benefit cannot be terminated except as described below. The GMIB I may be exercised after a 10-year waiting period, up through age 85, within 30 days following a Contract Anniversary.
The GMIB I is identical to the GMIB II, with the following exceptions:
(1)
The GMIB I Income Base is calculated as described above in “Description of GMIB Plus II — Income Base”, except that:
a)
Withdrawals may be payable as You direct without affecting the withdrawal adjustments;
b)
The annual increase rate is 6% per year through the Contract Anniversary immediately prior to the Contract Owner’s 81st birthday and 0% thereafter; and
(c)
If total withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the issue date or previous Contract Anniversary, if later, the total withdrawal adjustments for the Contract Year will be set equal to the dollar amount of total withdrawals in that Contract Year.
(2)
The following replaces termination provision (d), above:
Death of the Contract Owner or death of the Annuitant if a non-natural person owns the Contract.
(3)
If You take a full withdrawal of your Account Balance, your Contract is terminated by us due to its small Account Balance and inactivity or your Contract lapses, the GMIB I terminates (even if there remains any income base) will be made under the benefit. For more information on when we may or may not terminate Your Deferred Annuity see “When We Can Cancel Your Deferred Annuity.”
(4)
Subsequent purchase payments under the GMIB I are currently restricted as described in “Purchase Payments — Restrictions on Subsequent Purchase Payments.”
We waive the contractual requirement that terminates the GMIB I in the event of the death of the Contract Owner in circumstances where the spouse of the Contract Owner elects to continue the Contract. See “Death Benefit — Generally.” In such event, the GMIB I will automatically continue unless the spouse elects to terminate the rider.
Guaranteed Withdrawal Benefits
None of the LWGs or the GWBs are available for sale. There are four Guaranteed Withdrawal Benefits for an additional charge, two versions of the GWB and two versions of the LWG under this Contract:
●
Lifetime Withdrawal Guarantee II (“LWG II”)
●
Lifetime Withdrawal Guarantee I (“LWG I”)
●
Enhanced Guaranteed Withdrawal Benefit (“Enhanced GWB”)
●
Guaranteed Withdrawal Benefit I (“GWB I”)
Each of the Guaranteed Withdrawal Benefits guarantees that the entire amount of purchase payments You make will be returned to You through a series of withdrawals that You may begin taking immediately or at a later time, provided withdrawals in any Contract Year do not exceed the maximum amount allowed. This means that, regardless of negative investment performance, You can take specified annual withdrawals until the entire amount of the purchase payments You made during the time period specified in your benefit has been returned to You. Moreover, if You make your first withdrawal on or after the date You reach age 59 1∕2, the LWG riders guarantee income, without annuitizing the Contract, for your life (and, for Contracts not issued in New York State, the life of your spouse, if the Joint Life version of this optional benefit was elected, and your spouse elects to continue the Contract and is at least age 59 1∕2 at continuation), even after the entire amount of purchase payments has been returned. (See “Description of the LWG II” below.)
There may be versions of each optional Guaranteed Withdrawal Benefit that vary by issue date and state availability. In addition, a version may have become available (or unavailable) in different states at different times. Please check your Contract and riders for the specific provisions applicable to You.
If You purchased a Guaranteed Withdrawal Benefit (“GWB”), You must have elected one version at the time You purchased the Contract, prior to age 86. A maximum of two versions of the GWBs were offered in any particular state. Please check your Contract and riders for the specific version applicable to You. You may not have this benefit and another living benefit (GMIB or GMAB) or the EDB I in effect at the same time. Once elected, the optional benefit may not be terminated except as stated below.

Facts About Guaranteed Withdrawal Benefits
Managing Your Withdrawals. The GWB guarantee may be reduced if your annual withdrawals or any amount applied to a Pay-Out Option are greater than the maximum amount allowed, called the Annual Benefit Payment, which is described in more detail below. The GWB does not establish or guarantee an Account Balance or minimum return for any Division. The Benefit Base (as described below) under the GWB I and Enhanced GWB and the Remaining Guaranteed Withdrawal Amount (as described below) under the Lifetime Withdrawal Guarantees cannot be taken as a lump sum. However, if You cancel a Lifetime Withdrawal Guarantee benefit after a waiting period of at least fifteen years, the Guaranteed Principal Adjustment will increase your Account Balance to the purchase payments credited within the first 120 days of the date that we issue the Contract, reduced proportionately for any withdrawals. See “Description of the LWG II — Cancellation and Guaranteed Principal Adjustment” below. Income taxes and penalties may apply to your withdrawals, and Withdrawal Charges may apply to withdrawals during the first Contract Year unless You take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Withdrawal Charges will also apply to withdrawals of purchase payments that exceed the free withdrawal amount.
If in any Contract Year You take cumulative withdrawals that exceed the Annual Benefit Payment, the total payments that the GWB guarantees that You or your Beneficiary will receive from the Contract over time may be less than the initial Guaranteed Withdrawal Amount (Total Guaranteed Withdrawal Amount for the Lifetime Withdrawal Guarantees). This reduction may be significant and means that return of your purchase payments may be lost. The GWB charge will continue to be deducted and calculated based on the Guaranteed Withdrawal Amount (Total Guaranteed Withdrawal Amount for the Lifetime Withdrawal Guarantees) until termination of the optional benefit.
For purposes of calculating the Guaranteed Withdrawal Amount or the Total Guaranteed Withdrawal Amount (for the Lifetime Withdrawal Guarantees), purchase payment credits (i.e., bonus payments) are not included. In any event, withdrawals under the GWB will reduce your Account Balance and death benefit.
Charges. If the LWG is in effect, we will continue to assess the GWB benefit charge even in the case where your Remaining Guaranteed Withdrawal Amount, as described below, equals zero. However, if the GWB I or Enhanced GWB is in effect, we will not continue to assess the GWB charge if your Benefit Base, as described below, equals zero.
Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1∕2, a 10% Federal income tax penalty may apply.
Tax Treatment. The tax treatment of withdrawals under the GWB and LWG is uncertain. It is conceivable that the amount of potential gain could be determined based on the Benefit Base (Remaining Guaranteed Withdrawal Amount under the Lifetime Withdrawal Guarantees) at the time of the withdrawal, if the Benefit Base (or Remaining Guaranteed Withdrawal Amount) is greater than the Account Balance (prior to Withdrawal Charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the Contract. Consult your tax adviser prior to purchase.
GWB, LWG and Decedent Contracts. If You are purchasing this Contract with a non-taxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which You were the Eligible Designated Beneficiary and You are “stretching” the distributions under the IRS required distribution rules, You may not purchase the LWG.

If You are purchasing this Contract with a nontaxable transfer of the death proceeds of any Non-Qualified annuity contract of which You were the Beneficiary and You are “stretching” the distributions under the IRS required distribution rules, You may not purchase the Enhanced GWB or GWB.
Description of the LWG II
Total Guaranteed Withdrawal Amount. While the LWG II is in effect, we guarantee that You will receive a minimum amount over time. We refer to this minimum amount as the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment. We increase the Total Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by each additional purchase payment. If You take a withdrawal that does not exceed the Annual Benefit Payment (see “Annual Benefit Payment” below), then we will not reduce the Total Guaranteed Withdrawal Amount. We refer to this type of withdrawal as a Non-Excess Withdrawal. If, however, You take a withdrawal that results in cumulative withdrawals for the current Contract Year that exceeds the Annual Benefit Payment, then we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal (including any applicable Withdrawal Charge) reduces the Account Balance. We refer to this type of withdrawal as an Excess Withdrawal. This reduction may be significant, particularly when the Account Balance is lower than the Total Guaranteed Withdrawal Amount (see “Managing Your Withdrawals” below). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals.
Remaining Guaranteed Withdrawal Amount. The Remaining Guaranteed Withdrawal Amount is the remaining amount You are guaranteed to receive over time. The initial Remaining Guaranteed Withdrawal Amount is equal to the initial Total Guaranteed Withdrawal Amount. We increase the Remaining Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by additional purchase payments, and we decrease the Remaining Guaranteed Withdrawal Amount by withdrawals. If You take a Non-Excess Withdrawal, we will decrease the Remaining Guaranteed Withdrawal Amount dollar-for-dollar by the amount of the Non-Excess Withdrawal (including any applicable Withdrawal Charge). If, however, You take an Excess Withdrawal, then we will reduce the Remaining Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal (including any applicable Withdrawal Charge) reduces the Account Balance. This reduction may be significant, particularly when the Account Balance is lower than the Remaining Guaranteed Withdrawal Amount (see “Managing Your Withdrawals” below). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals. As described below under “Annual Benefit Payment,” the Remaining Guaranteed Withdrawal Amount is the total amount You are guaranteed to receive over time if You take your first withdrawal before the Contract Owner or oldest Joint Contract Owner (or the Annuitant if the Contract Owner is non-natural person) is age 59 1∕2. The Remaining Guaranteed Withdrawal Amount is also used to calculate an alternate death benefit available under the LWG (see “Additional Information” below).
7.25% Compounding Income Amount. For all Contracts except Contracts issued in New York, on each Contract Anniversary until the earlier of: (a) the date of the second withdrawal from the Contract or (b) the tenth Contract Anniversary, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 7.25% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We take the Total Guaranteed Withdrawal Amount and the remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. We may also increase the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount by the Automatic Annual Step-Up (discussed below), if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.

6% Compounding Income Amount (New York State only). For Contracts issued in New York State, if You elected the Single Life Version of LWG II, on each Contract Anniversary beginning with the Contract Anniversary following the date You reach age 63, until the earlier of: (a) five years or (b) the date of the first withdrawal from the Contract, we increase the Total Guaranteed Withdrawal Amount and the Remaining Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We take the Total Guaranteed Withdrawal Amount and the remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. If the first withdrawal is taken before the Contract Anniversary following the date You reach age 63, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.
If You elected the Joint Life Version of LWG II, on each Contract Anniversary beginning with the Contract Anniversary following the date the younger spouse reaches age 66, until the earlier of: (a) five years or (b) the date of the first withdrawal from the Contract, we increase the Total Guaranteed Withdrawal Amount and the Remaining Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We take the Total Guaranteed Withdrawal Amount and the remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. We may increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by the Automatic Annual Step-up (discussed below), if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount. If the first withdrawal is taken before the Contract Anniversary following the date the youngest spouse reaches age 66, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.
Automatic Annual Step-Up. On each Contract Anniversary prior to the Contract Owner’s 91st birthday (or in New York State, the younger spouse’s 91st birthday, if the Joint Life Version is elected), an Automatic Annual Step-Up will occur, provided that the Account Balance exceeds the Total Guaranteed Withdrawal Amount (after compounding) immediately before the step-up (and provided that You have not chosen to decline the step-up as described below).
The Automatic Annual Step-Up:
●
resets the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the Account Balance on the date of the step-up, up to a maximum of $10,000,000 regardless of whether or not You have taken any withdrawals;
●
resets the Annual Benefit Payment equal to 5% of the Total Guaranteed Withdrawal Amount after the Step-Up (or 6% if You make your first withdrawal on or after the date You reach age 76) or, for Contracts issued in New York State, if the Joint Life version of LWG II was elected, reset the Annual Benefit Payment equal to 4.5% of the Total Guaranteed Withdrawal Amount after the step-up (or 5% if You make your first withdrawal on or after the Contract Anniversary following the date You and your spouse are at least age 63); and
●
may reset the LWG II charge to a rate that does not exceed the lower of: (a) the maximum of 1.60% (Single Life version) or 1.80% (Joint Life version) or (b) the current rate that we would charge for the same rider available for new Contract purchases at the time of the Automatic Annual Step-Up (if the Contract and the optional benefit continue to be sold).
For Contracts issued on or before February 23, 2009, the maximum charge upon an Automatic Annual Step-Up is 1.25% (Single Life version) or 1.50% (Joint Life version).

In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current LWG II charge, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Step-Up. If You choose to decline the Automatic Annual Step-Up, You must notify us in writing at our Administrative Office no less than seven calendar days prior to the Contract Anniversary.
Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Ups until You notify us in writing at our Administrative Office that You wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement. Please note that the Automatic Annual Step-Up may be of limited benefit if You intend to make purchase payments that would cause your Account Balance to approach $10,000,000, because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $10,000,000.
For Contracts issued on or before February 23, 2009, if your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the optional benefit charge for the Single Life version to 0.95% of the of the Total Guaranteed Withdrawal Amount, and we will increase the optional benefit charge for the Joint Life version to 1.20% of the of the Total Guaranteed Withdrawal Amount, applicable after the Contract Anniversary on which the Automatic Annual Step-Up occurs.
Annual Benefit Payment. For all Contracts except Contracts issued in New York, the initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate (6% withdrawal rate if You make the first withdrawal on or after the date You reach age 76). If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 7.25% Compounding Income Amount, the Automatic Annual Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate (6% withdrawal rate if You make your first withdrawal on or after the date You reach age 76).
Annual Benefit Payment (New York State only). For Contracts issued in New York State, if You elected the Single Life Version of LWG II, the Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate (6% if You make the first withdrawal on or after the Contract Anniversary following the date You reach age 76). If You elected the Joint Life Version of LWG II, the initial Annual Benefit Payment is equal to the Total Guaranteed Withdrawal Amount multiplied by the 4.5% withdrawal rate (5% withdrawal rate if You make the first withdrawal on or after the Contract Anniversary following the date You and your spouse are at least age 63). If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 6% Compounding Income Amount, the Automatic Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset to equal the new Total Guaranteed Withdrawal Amount multiplied by the 4.5% withdrawal rate (5% withdrawal rate if You make your first withdrawal on or after the Contract Anniversary following the date You and your spouse reach age 63).
It is important to note:
●
If You take your first withdrawal before the date You reach age 59 1∕2 (or, for Contracts issued in New York State with the Joint Life Version, if You take your first withdrawal before the date when both You and your spouse are at least 59 1∕2), we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your Account Balance declines to zero. This means if your Account Balance is depleted due to a Non-Excess Withdrawal or the deduction of the benefit charge and your Remaining Guaranteed Withdrawal Amount is greater than zero, we will pay You the remaining Annual Benefit

Payment, if any, not yet withdrawn during the Contract Year that the Account Balance was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to You each year until your Remaining Guaranteed Withdrawal Amount is depleted. This guarantees that You will receive your purchase payments even if your Account Balance declines to zero due to market performance so long as You do not take Excess Withdrawals, however, You will not be guaranteed income for the rest of your life.
●
If You take your first withdrawal on or after the date You reach age 59 1∕2, we will continue to pay the Annual Benefit Payment each year for the rest of your life (and the life of your spouse, if the Joint Life Version is elected and your spouse elects to continue the Contract and is at least age 59 1∕2 at continuance, and, for Contracts issued in New York State, if You take your first withdrawal when both You and your spouse are at least age 59 1∕2), even if your Remaining Guaranteed Withdrawal Amount or your Account Balance declines to zero. This means if your Remaining Guaranteed Withdrawal Amount and/or your Account Balance is depleted due to a Non-Excess Withdrawal or the deduction of the benefit charge we will pay to You the remaining Annual Benefit Payment, if any, not yet withdrawn during that Contract Year that the Account Balance was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to You each year for the rest of your life (and your spouse’s life, if applicable). Therefore, You will be guaranteed income for life.
●
If You take your first withdrawal on or after the date You reach age 76, your Annual Benefit Payment will be set equal to a 6% withdrawal rate multiplied by the Total Guaranteed Withdrawal Amount. For Contracts issued in New York State, if You elect the Joint Life Version, if You take your first withdrawal on or after the Contract Anniversary following the date You and your spouse are at least age 63, your Annual Benefit Payment will be set equal to 5% withdrawal rate multiplied by the Total Guaranteed Withdrawal Amount.
●
If You have elected the LWG II, You should carefully consider when to begin taking withdrawals. If You begin taking withdrawals too soon, You may limit the value of the LWG II. For example, we no longer increase your Total Guaranteed Withdrawal Amount by the 7.25% Compounding Income Amount (6% Compounding Income Amount for Contracts issued in New York State) once You make your second withdrawal (first withdrawal for Contracts issued in New York State). However, if You delay taking withdrawals for too long, You may limit the number of years available for You to take withdrawals in the future (due to life expectancy) and You may be paying for a benefit You are not using.
●
At any time during the pay-in phase, You can elect to annuitize under current annuity rates in lieu of continuing the LWG II.
●
Annuitization may provide higher income amounts if the current income payment type rates applied to the adjusted Account Balance exceed the payments under the LWG II optional benefit. Also, income payments provided by annuitizing under current annuity rates may be higher due to different tax treatment of this income compared to the tax treatment of the payments received under the LWG II optional benefit.
●
You have the option of receiving withdrawals under the LWG II or receiving payments under a Pay-Out Option. You should consult with your registered representative when deciding how to receive income under this Contract. In making this decision, You should consider many factors, including the relative amount of current income provided by the two options, the potential ability to receive higher future payments through potential increases to the value of the LWG II, your potential need to make additional withdrawals in the future, and the relative values to You of the death benefits available prior to and after annuitization (see “Lifetime Withdrawal Guarantee and Annuitization” below).
Managing Your Withdrawals. It is important that You carefully manage your annual withdrawals. To retain the full guarantees of this benefit, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. In other words, You should not take Excess Withdrawals. We do not include Withdrawal Charges for the purpose of calculating whether You have made an Excess Withdrawal. If You do take an Excess Withdrawal, we will recalculate the Total Guaranteed Withdrawal Amount and reduce the Annual Benefit Payment to the new Total Guaranteed

Withdrawal Amount multiplied by the 5% withdrawal rate (6% withdrawal rate if You make your first withdrawal on or after the date You reach age 76).
In addition, as noted above, if You take an Excess Withdrawal, we will reduce the Remaining Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Balance. These reductions in the Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount may be significant. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Account Balance to decline to zero. An Excess Withdrawal that reduces the Account Balance to zero will terminate the Contract.
If you take an Excess Withdrawal in a Contract Year, You may be able to reduce the impact of the Excess Withdrawal on your Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount by making two separate withdrawals (on different days) instead of a single withdrawal. The first withdrawal should be equal to your Annual Benefit Payment (or remaining Annual Benefit Payment if withdrawals have already occurred in the Contract Year); this withdrawal will not reduce your Total Guaranteed Withdrawal Amount (and Annual Benefit Payment) and it will reduce your Remaining Guaranteed Withdrawal Amount dollar-for-dollar by the amount of the withdrawal. The second withdrawal (on a subsequent day) should be for the amount in excess of the Annual Benefit Payment (or remaining Annual Benefit Payment); this withdrawal will reduce your Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Value. For an example of taking multiple withdrawals in this situation, see “A Lifetime Withdrawal Guarantee — 2. When Withdrawals Do Exceed the Annual Benefit Payment — a. LWG II — Proportionate Reduction” under the heading “Examples of LWG I and II.”
You can always take Non-Excess Withdrawals. However, if You choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 5% of your Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount, You cannot withdraw 3% in one year and then withdraw 7% the next year without making an Excess Withdrawal in the second year.
Required Minimum Distributions. For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements. These required distributions may be larger than your Annual Benefit Payment. If You enroll in the automated required minimum distribution service, after the first Contract Year, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amount is greater than your Annual Benefit Payment. You must be enrolled only in the automated required minimum distribution service to qualify for this increase in the Annual Benefit Payment. You may not be enrolled in any other Systematic Withdrawal Program. The frequency of your withdrawals must be annual. The automated required minimum distribution service is based on information relating to this Contract only. To enroll in the automated required minimum distribution service, please contact our Administrative Office.
Investment Allocation Restrictions. If You elect the LWG II, there are certain investment allocation restrictions. Please see “Appendix A — Investment Allocation Restrictions For Certain Optional Benefits” above.
Current Restrictions on Subsequent Purchase Payments. Subsequent purchase payments under the LWG II are restricted as described in “Purchase Payments — Restrictions on Subsequent Purchase Payments.”

Joint Life Version. Like the Single Life version of the LWG II, the Joint Life version must have been elected at the time You purchased the Contract, and the Contract Owner (or oldest Joint Contract Owner) must have been age 85 or younger. Under the Joint Life version, when the Contract Owner dies (or when the first Joint Contract Owner dies), the LWG II will automatically remain in effect only if the spouse is the primary Beneficiary and elects to continue the Contract under the spousal continuation provisions. This means that if You purchased the Joint Life version and subsequently get divorced, or your spouse is no longer the primary Beneficiary at the time of your death, he or she will not be eligible to receive payments under the LWG II. If the spouse is younger than age 59 1∕2 when he or she elects to continue the Contract, the spouse will receive the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. If the spouse is age 59 1∕2 or older when he or she elects to continue the Contract, the spouse will receive the Annual Benefit Payment each year for the remainder of his or her life. If the first withdrawal was taken before the Contract Owner died (or before the first Joint Contract Owner died), the withdrawal rate upon continuation of the Contract and the LWG II rider by the spouse will be based on the age of the Contract Owner, oldest Joint Contract Owner or youngest spouse (if the Joint Life version is elected in New York) at the time the first withdrawal was taken. In situations in which a trust is both the Contract Owner and Beneficiary of the Contract, the Joint Life version of the benefit would not apply.
For Contracts issued in New York State, in order for You and your spouse to receive lifetime income, both You and your spouse must be at least age 59 1∕2 at the time of the first withdrawal. Please note that a change of the primary Beneficiary will terminate the LWG II rider in New York State. The age at which the 6% Compounding Income Amount may begin to be applied to the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount is different for the Single Life and Joint Life versions of LWG II for Contracts issued in New York State (see “6% Compounding Income Amount” above). In addition, the withdrawal rate for the Joint Life Version of LWG II may differ from the withdrawal rate for the Single Life Version for Contracts issued in New York State (see “Annual Benefit Payment” above).
Cancellation and Guaranteed Principal Adjustment. You may elect to cancel the LWG Benefit II on the Contract Anniversary every five Contract Years for the first 15 Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the eligible Contract Anniversary in writing at our Administrative Office. The cancellation will take effect on receipt of your request. If cancelled, the LWG II will terminate, we will no longer deduct the LWG II charge and, the investment allocation restrictions described in “Appendix A — Investment Allocation Restrictions for Certain Optional Benefits” will no longer apply. The Contract, however, will continue.
If You cancel the LWG II on the fifteenth Contract Anniversary or any eligible Contract Anniversary thereafter, we will add a Guaranteed Principal Adjustment to your Account Balance (does not apply to Contracts issued in Washington State). The Guaranteed Principal Adjustment is intended to restore your initial investment in the Contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a) – (b) where:
(a)
is purchase payments credited within 120 days of the date that we issued the Contract, reduced proportionately by the percentage reduction in Account Balance attributable to any partial withdrawals taken (including any applicable Withdrawal Charges), and
(b)
is the Account Balance on the date of cancellation.
The Guaranteed Principal Adjustment will be added to each applicable Division in the ratio the portion of the Account Balance in such Division bears to the total Account Balance in all Divisions. The Guaranteed Principal Adjustment will never be less than zero.

Only purchase payments made during the first 120 days that You hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract Owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Principal Adjustment. Purchase payments made after 120 days are added to your Account Balance and impact whether or not a benefit is due. Therefore, the LWG II may not be appropriate for You if You intend to make additional purchase payments after the 120 day period and are purchasing the LWG II for its Guaranteed Principal Adjustment feature.
Termination of the LWG II. The LWG II will terminate upon the earliest of:
(1)
The date of a full withdrawal of the Account Balance (a pro-rata portion of the charge will be assessed; You are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of this optional benefit have been met);
(2)
The date the Account Balance is applied to a Pay-Out Option (a pro-rata portion of the charge for this benefit will be assessed);
(3)
The date there are insufficient amounts to deduct the LWG charge and your Contract is thereby terminated (whatever Account Balance is available will be applied to pay the charge and You are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the provisions and conditions of this optional benefit have been met, however You will have no other benefits under the Contract);
(4)
Death of the Contract Owner or Joint Contract Owner (or the Annuitant if the Contract Owner is a non-natural person), except where the Contract is issued under the Joint Life version of the LWG II, the primary Beneficiary is the spouse, and the spouse elects to continue the Contract under the spousal continuation provisions of the Contract;
(5)
Change in Contract Owners or Joint Contract Owners or Annuitants (if the Contract Owner is a non-natural person), subject to our administrative procedures (a pro-rata portion of the charge for this benefit will be assessed, except for termination due to death);
(6)
The Deferred Annuity is terminated (a pro-rata portion of the charge will be assessed, except for termination due to death);
(7)
Effective date of the cancellation of this benefit by the Contract Owner;
(8)
The date You assign your Contract (a pro-rata portion of the rider charge will be assessed), subject to our administrative procedures; or
(9)
For Contracts issued in New York State with the Joint Life Version, the effective date of a change of the primary Beneficiary (a pro-rata portion of the rider charge will be assessed), subject to our administrative procedures.
Under our current administrative procedures, we will waive the termination of the LWG II if You assign a portion of the Contract under the following limited circumstances. If the assignment is solely for your benefit on account of your direct transfer of the Account Balance under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.
Once the optional benefit is terminated, the LWG II charge will no longer be deducted and the LWG II investment allocation restrictions will no longer apply.

Additional Information. The LWG II may affect the death benefit available under your Contract. If the Contract Owner or Joint Contract Owner should die while the LWG II is in effect, an alternative death benefit amount will be calculated under the LWG II that can be taken in a lump sum. The LWG II death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals (deducted on a dollar-for-dollar basis). If this death benefit amount is greater than the death benefit provided by your Contract, and if You made no Excess Withdrawals, then this death benefit amount will be paid instead of the death benefit provided by the Contract. All other provisions of your Contract’s death benefit will apply.
Alternatively, the Beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. The surviving spouse’s withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). This death benefit will be paid instead of the applicable contractual death benefit or the alternative death benefit amount calculated under the LWG II as described above. Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary’s estate unless we have agreed to another payee in writing.
If the Contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Code. If the Contract Owner (or the Annuitant, if the Contract Owner is not a natural person) dies prior to the “annuity starting date” (as defined under the Code and regulations thereunder), the period over which the Remaining Guaranteed Withdrawal Amount is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Remaining Guaranteed Withdrawal Amount must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.
We reserve the right to accelerate any payment in a lump sum that is less than $500 or to comply with requirements under the Code (including minimum distribution requirements for IRAs and other Contracts subject to Section 401(a)(9) of the Code and Non-Qualified Contracts subject to Section 72(s) of the Code). If You terminate the LWG II because (1) You make a total withdrawal of your Account Balance; (2) your Account Balance is insufficient to pay the LWG II charge; or (3) the Contract Owner dies, except where the Beneficiary or Joint Contract Owner is the spouse of the Contract Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, You may not make additional purchase payments under the Contract.
Charges. For the LWG II the current charges are 1.25% of the Total Guaranteed Withdrawal Amount for the Single Life version and 1.50% for the Joint Life version. If an Automatic Annual Step-Up occurs we may increase the LWG II charge to the then current charge for the same optional benefit (if the Contract and the optional benefit continue to be sold), but no more than a maximum of 1.60% for the Single Life version or 1.80% for the Joint Life version.
The charge is deducted for the prior Contract Year on the Contract Anniversary after applying any 7.25% Compounding Income Amount (6% Compounding Income Amount for Contracts issued in New York State) and prior to taking into account any Automatic Annual Step-Up occurring by withdrawing amounts on a pro-rata basis from your Account Balance in the Fixed Interest Account, Enhanced Dollar Cost Averaging Program balance and Account Balance in the Separate Account. We take amounts from the Separate Account by canceling accumulation units from your Account Balance in the Separate Account. The Fixed Interest Account is not available with the C Class Deferred Annuity or in the State of New York if this optional benefit is selected.
Lifetime Withdrawal Guarantee and Annuitization. The annuity date is the later of age 90 of the Annuitant or 10 years after issue of your Deferred Annuity. You must make an election if You would like to extend your annuity date to the latest date permitted (subject to restrictions that may apply in your state and our current established administrative procedures). If You elect to extend your annuity date to the latest date permitted, and that date is reached, your Deferred Annuity must be annuitized (see “Pay-Out Options (or Income Options)”), or You must make a complete withdrawal of your Account Balance. Annuitization may provide higher income amounts than the payments under the LWG II, depending on the applicable annuity rates and your Account Balance on the Annuity Date.
If You annuitize at the latest date permitted, You must elect one of the following options:
(1)
Annuitize the Account Balance under the Deferred Annuity’s Pay-Out Option provisions;
(2)
If You took withdrawals before age 59 1∕2, and therefore You are not eligible for lifetime withdrawals under the LWG II, elect to receive the Annual Benefit Payment paid each year until the Remaining Guaranteed Withdrawal Amount is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Remaining Guaranteed Withdrawal Amount to zero; or
(3)
If you are eligible for lifetime withdrawals under the LWG II, elect to receive the Annual Benefit Payment paid each year until your death (or the later of You and your spousal Beneficiary’s death for the Joint Life version). If You (or You and your spousal Beneficiary for the Joint Life version) die before the Remaining Guaranteed Withdrawal Amount is depleted, your Beneficiaries will continue to receive payments equal to the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Remaining Guaranteed Withdrawal Amount to zero.
If You do not select a Pay-Out Option or elect to receive payments under the LWG II, we will annuitize your Deferred Annuity under the Lifetime Annuity with a 10-Year Guarantee Period income payment type. However, if we do, we will adjust your income payment or the Pay-Out Option, if necessary, so your aggregate income payments will not be less than what You would have received under the LWG II.
Description of LWG I
In states where the LWG II was not approved, we offered (in states where approved) the LWG I. The LWG I is identical to LWG II, with except as described below.
Total Guaranteed Withdrawal Amount. The maximum Total Guaranteed Withdrawal Amount under the LWG I is $5,000,000. If You elect the LWG I and take an Excess Withdrawal, we will reduce the Total Guaranteed Withdrawal Amount by an amount equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal (if lower). On the other hand, if You elect the LWG II and take an Excess Withdrawal, we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Balance.
Remaining Guaranteed Withdrawal Amount. The maximum Remaining Total Guaranteed Withdrawal Amount under the LWG I is $5,000,000. If You elect the LWG I and take a withdrawal, we will reduce the Remaining Guaranteed Withdrawal Amount by the amount of each withdrawal regardless of whether it is an Excess or Non-Excess Withdrawal. However, if the withdrawal is an Excess Withdrawal, then we will additionally reduce the Remaining Guaranteed Withdrawal Amount to equal the difference between the Remaining Guaranteed

Withdrawal Amount after the withdrawal and the Account Balance after the withdrawal (if lower). On the other hand, if You elect the LWG II and take a withdrawal, we will reduce the Remaining Guaranteed Withdrawal Amount by the amount of each withdrawal for withdrawals that are Non-Excess Withdrawals and for Excess Withdrawals, we will reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Balance.
Compounding Income Amount. If You elect the LWG I on each Contract Anniversary until the earlier of: (a) the date of the first withdrawal from the Contract or (b) the tenth Contract Anniversary, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 5% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase. We take the Total Guaranteed Withdrawal Amount and the remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. On the other hand, if You elect the LWG II, on each Contract Anniversary until the earlier of: (a) the date of the second withdrawal from the Contract or (b) the tenth Contract Anniversary, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 7.25% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase. We take the Total Guaranteed Withdrawal Amount and the remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase.
Automatic Annual Step-Up. If an Automatic Annual Step-Up occurs under the LWG I, we may increase the LWG I charge to the charge applicable to current Contract purchases of the same optional benefit at the time of the step-up, but to no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount. If your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the optional benefit charge for the Single Life version to 0.80% of the Total Guaranteed Withdrawal Amount, and we will increase the optional benefit charge for the Joint Life version to 1.05% of the Total Guaranteed Withdrawal Amount, applicable after the Contract Anniversary on which the Automatic Annual Step-Up occurs. Automatic Annual Step-Ups may occur on each Contract Anniversary prior to the Contract Owner’s 86th birthday.
Annual Benefit Payment. Under the LWG I, the Annual Benefit Payment is set equal to the Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate (there is no 6% withdrawal rate for taking later withdrawals).
Issue Ages. For Contracts issued in New York State, the following issue age requirements apply: (1) the Contract Owner or oldest Joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) is at least 60 years old for the Single Life Version and (2) the Joint Life Version must be owned by Joint Contract Owners who are spouses and both Joint Contract Owners must be at least 63 years old. (Because of the requirement that the Contract be owned by Joint Contract Owners, the Joint Life Version is only available for Non-Qualified Contracts).
Termination. Termination provision (8) under “Termination of the LWG II” does not apply to the LWG I optional benefit.
Investment Allocation Restrictions. If You elect the LWG I, You are limited to allocating your purchase payments and Account Balance among the Fixed Interest Account and the Divisions listed in “Appendix A — Investment Allocation Restrictions for Certain Optional Benefits.”

The Fixed Interest Account is not available in New York State and Washington State with this optional benefit. You may elect to participate in the Enhanced Dollar Cost Averaging Program provided that you allocate your assets to the prescribed Divisions.
Current Restrictions on Subsequent Purchase Payments. Subsequent purchase payments under the LWG I are restricted as described in “Purchase Payments — Restrictions on Subsequent Purchase Payments.”
Charges. The LWG I has an additional charge of 0.50% for the Single Life version and 0.70% for the Joint Life version of the Total Guaranteed Withdrawal Amount each Contract Anniversary, prior to taking into account any Automatic Annual Step-Up. As described above, this charge may change as a result of an Automatic Annual Step-Up. This charge is made by withdrawing amounts on a pro-rata basis from your Account Balance in the Fixed Interest Account, Enhanced Dollar Cost Averaging Program balance and Account Balance in the Separate Account. We take amounts from the Separate Account by canceling Accumulation Units from your Account Balance in the Separate Account. (The Fixed Interest Account is not available in the C Class Deferred Annuity purchased after April 30, 2003 or when available, a Deferred Annuity issued in New York State and Washington State with this optional benefit.)
Examples of LWG I and II
The purpose of these examples is to illustrate the operation of the Guaranteed Withdrawal Benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Divisions chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges and applicable income taxes and penalties. The Lifetime Withdrawal Guarantees do not guarantee an Account Balance or minimum investment return for any Division. The Remaining Guaranteed Withdrawal Amount cannot be taken as a lump sum.
A.
LWG
1.
When Withdrawals Do Not Exceed the Annual Benefit Payment
Assume that a Contract had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 × 5%).
Assume that $5,000 is withdrawn each year, beginning before the Contract Owner attains age 59 1∕2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Guaranteed Total Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Guaranteed Withdrawal Amount is depleted, even if the Account Balance is reduced to zero.
If the first withdrawal is taken after age 59 1∕2, then the Annual Benefit Payment of $5,000 is guaranteed to be received for the Contract Owner’s lifetime, even if the Remaining Guaranteed Withdrawal Amount and the Account Balance are reduced to zero. (Under the LWG II, if the Contract Owner makes the first withdrawal at or after age 76, the Withdrawal Rate is 6% instead of 5% and the Annual Benefit Payment is $6,000.)

2.
When Withdrawals Do Exceed the Annual Benefit Payment
a.
LWG II — Proportionate Reduction
Assume that a Contract had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 × 5%). (If the Contract Owner makes the first withdrawal on or after the date he or she reaches age 76, the Withdrawal rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For purposes of the example, assume the Contract Owner makes the first withdrawal before he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)
Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Account Balance was further reduced to $80,000 at year two due to poor market performance. If You withdrew $10,000 at this time, your Account Balance would be reduced to $80,000 – $10,000 = $70,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000, there would be a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction is equal to the entire withdrawal ($10,000) divided by the Account Balance before the withdrawal ($80,000), or 12.5%. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be $83,125 ($95,000 reduced by 12.5%). This new Remaining Guaranteed Withdrawal Amount of $83,125 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would be reduced to $87,500 ($100,000 reduced by 12.5%). The Annual Benefit Payment would be set equal to 5% × $87,500 = $4,375.
Assume instead that You withdrew $10,000 during year two in two separate withdrawals of $4,000 and $6,000. Since the first withdrawal of $4,000 did not exceed the Annual Benefit Payment of $5,000, there would be no proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount at the time of that withdrawal. The second withdrawal ($6,000), however, results in cumulative withdrawals of $10,000 during year two and causes a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction would be equal to the entire amount of the second withdrawal ($6,000) divided by the Account Balance before that withdrawal.
b.
LWG I — Reduction to Account Balance
Assume that a Contract with the LWG I had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 × 5%).
Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Account Balance was further reduced to $75,000 at year two due to poor market performance. If You withdrew $10,000 at this time, your Account Balance would be reduced to $75,000 – $10,000 = $65,000. Your Remaining Guaranteed Withdrawal Amount would be reduced to $95,000 – $10,000 = $85,000. Since the withdrawal of $ 10,000 exceeded the Annual Benefit Payment of $5,000 and the resulting Remaining Guaranteed Withdrawal Amount would be greater than the resulting Account Balance, there would be an additional reduction to the Remaining Guaranteed Withdrawal Amount. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be set equal to the Account Balance after the withdrawal ($65,000). This new Remaining Guaranteed Withdrawal Amount of $65,000 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would also be reduced to $65,000. The Annual Benefit Payment would be set equal to 5% × $65,000 = $3,250.
B.
LWG — Compounding Income Amount (for all states except New York)
Assume that a Contract with LWG II had an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 × 5%). (If the Contract Owner makes the first withdrawal on or after the date he or she reaches age 76, the Withdrawal rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For purposes of the example, assume the Contract Owner makes the first withdrawal before he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)
The Total Guaranteed Withdrawal Amount will increase by 7.25% of the Total Guaranteed Withdrawal Amount on each Contract Anniversary until the earlier of the second withdrawal or the 10th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.
If the second withdrawal is taken in the first Contract Year then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 × 5%).
If the second withdrawal is taken in the second Contract Year then the Total Guaranteed Withdrawal Amount would increase to $107,250 ($100,000 × 107.25%), and the Annual Benefit Payment would increase to $5,362 ($107,250 × 5%).
If the second withdrawal is taken in the third Contract Year then the Total Guaranteed Withdrawal Amount would increase to $115,025 ($105,000 × 107.25%), and the Annual Benefit Payment would increase to $5,751 ($115,025 × 5%).
If the second withdrawal is taken after the 10th Contract Year then the Total Guaranteed Withdrawal Amount would increase to $201,360 (the initial $100,000, increased by 7.25% per year, compounded annually for 10 years), and the Annual Benefit Payment would increase to $10,068 ($201,360 × 5%).

(In contrast to the LWG II, the LWG I has a 5% Compounding Income Amount and the Total Guaranteed Withdrawal Amount is increased by 5% on each Contract Anniversary until the earlier of the date of the first withdrawal or the tenth Contract Anniversary.)

C.
LWG — Automatic Annual Step-Ups and 7.25% Compounding Amount (No Withdrawals)
Assume that a Contract with LWG II had an initial purchase payment of $100,000. Assume that no withdrawals are taken.
At the first Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $107,250 ($100,000 increased by 7.25%, compounded annually). Assume the Account Balance has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $107,250 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 × 5%).
At the second Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $117,975 ($110,000 increased by 7.25%, compounded annually). Assume the Account Balance has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $117,975 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 × 5%).
Provided that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 7.25%, compounded annually, from the second Contract Anniversary through the ninth Contract Anniversary, and at that point would be equal to $195,867. Assume that during these Contract years the Account Balance does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Account Balance at the ninth Contract Anniversary has increased to $200,000 due to good market performance. The Automatic Annual

Step-Up will increase the Total Guaranteed Withdrawal Amount from $195,867 to $200,000 and reset the Annual Benefit Payment to $10,000 ($200,000 × 5%).
At the 10th Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $214,500 ($200,000 increased by 7.25%, compounded annually). Assume the Account Balance is less than $214,500. There is no Automatic Annual Step-Up since the Account Balance is below the Total Guaranteed Withdrawal Amount; however, due to the 7.25% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $10,725 ($214,500 × 5%).

D.
For Contracts Issued in New York State: LWG — Compounding Income Amount
Assume that a Contract Owner, age 63 at issue, elected the Single Life version of the LWG II and made an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 × 5%). (If the Contract Owner makes the first withdrawal on or after the Contract Anniversary following the date he or she reaches age 76, the Withdrawal rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For purposes of the example, assume the Contract Owner makes the first withdrawal before the Contract Anniversary following the date he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)
The Total Guaranteed Withdrawal Amount will increase by 6% of the previous year’s Total Guaranteed Withdrawal Amount on each Contract Anniversary until the earlier of the first withdrawal or the 5th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.
If the first withdrawal is taken in the first Contract Year then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 × 5%).
If the first withdrawal is taken in the second Contract Year then the Total Guaranteed Withdrawal Amount would increase to $106,000 ($100,000 × 106%), and the Annual Benefit Payment would increase to $5,300 ($106,000 × 5%).
If the first withdrawal is taken in the third Contract Year then the Total Guaranteed Withdrawal Amount would increase to $112,360 ($106,000 × 106%), and the Annual Benefit Payment would increase to $5,618 ($112,360 × 5%).

If the first withdrawal is taken after the 5th Contract Year then the Total Guaranteed Withdrawal Amount would increase to $133,822 (the initial $100,000, increased by 6% per year, compounded annually for 5 years), and the Annual Benefit Payment would increase to $6,691 ($133,822 × 5%).
E.
For Contracts Issued in New York State: LWG — Automatic Annual Step-Ups and 6% Compounding Income Amount (No Withdrawals)
Assume that a Contract Owner, age 63 at issue, elected the Single Life version of LWG II and made an initial purchase payment of $100,000. Assume that no withdrawals are taken.
At the first Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $106,000 ($100,000 increased by 6%, compounded annually). Assume the Account Balance has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $106,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 × 5%).
At the second Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $116,600 ($110,000 increased by 6%, compounded annually). Assume the Account Balance has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $116,600 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 × 5%).
Provided that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 6%, compounded annually, from the second Contract Anniversary through the fourth Contract Anniversary, and at that point would be equal to $134,832. Assume that during these Contract years the Account Balance does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Account Balance at the fourth Contract Anniversary has increased to $150,000 due to good market performance. The Automatic Annual

Step-Up will increase the Total Guaranteed Withdrawal Amount from $134,832 to $150,000 and reset the Annual Benefit Payment to $7,500 ($150,000 × 5%).
At the 5th Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $159,000 ($150,000 increased by 6%, compounded annually). Assume the Account Balance is less than $159,000. There is no Automatic Annual Step-Up since the Account Balance is below the Total Guaranteed Withdrawal Amount; however, due to the 6% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $7,950 ($159,000 × 5%).
Description of Enhanced GWB
Benefit Base. The Guaranteed Withdrawal Amount is the maximum total amount of money that You are guaranteed to receive over time under the Enhanced GWB. At issue, the Guaranteed Withdrawal Amount and the Benefit Base were both equal to your initial purchase payment plus the GWB Bonus. At any subsequent point in time, the Benefit Base is the remaining amount of money that You are guaranteed to receive through withdrawals under the Enhanced GWB. Your Benefit Base will change with each purchase payment, or as the result of an Optional Reset. Also, each withdrawal will reduce your Benefit Base. If negative investment performance reduces your Account Balance below the Benefit Base, You are still guaranteed to be able to withdraw the entire amount of your Benefit Base.
The Benefit Base is equal to:
●
Your initial purchase payment, increased by the 5% GWB Bonus;
●
Increased by each subsequent purchase payment, and by the 5% GWB Bonus;
●
Reduced dollar for dollar by withdrawals, which are withdrawals (including any applicable Withdrawal Charge) and amounts applied to an income option (currently, You may not apply amounts less than your entire Account Balance to an annuity option); and
●
If any withdrawal from your Contract is not payable to the Contract Owner or the Contract Owner’s bank account (or to the Annuitant or the Annuitant’s bank account, if the Contract Owner is a non-natural person), or results in cumulative withdrawals for the current Contract Year exceeding the Annual Benefit Payment, and the resulting Benefit Base exceeds the Account Balance, an additional reduction in the Benefit Base will be made. This additional reduction will be equal to the difference between the Benefit Base and your Account Balance, after the decrease for withdrawals. The Benefit Base will also be reset as a result of an Optional Reset as described below.
Annual Benefit Payment. The Annual Benefit Payment is the maximum amount of your Benefit Base You may withdraw each Contract Year without adversely impacting the amount guaranteed to be available to You through withdrawals over time. The initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the GWB withdrawal rate (7%). The Annual Benefit Payment is reset after each subsequent purchase payment to the greater of: (1) the Annual Benefit Payment before the subsequent purchase payment, and (2) the GWB withdrawal rate multiplied by the Benefit Base after the subsequent purchase payment. The Annual Benefit Payment will also be reset as a result of an Optional Reset as described below. You can continue to receive annual withdrawals in an amount equal to or less than your Annual Benefit Payment until your Benefit Base is depleted.
Managing Your Withdrawals. It is important that You carefully manage your annual withdrawals. To retain the guarantees of this benefit, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. We refer to withdrawals during a Contract Year that exceed the Annual Benefit Payment as Excess Withdrawals. We do not include Withdrawal Charges for the purpose of calculating whether You have taken an Excess Withdrawal.

You should not take Excess Withdrawals. If You do take an Excess Withdrawal, or if a withdrawal is not payable to the Contract Owner or the Contract Owner’s bank account (or to the Annuitant or the Annuitant’s bank account, if the Contract Owner is a non-natural person), the Annual Benefit Payment will be recalculated and may be reduced. This reduction may be significant. The new Annual Benefit Payment will equal the lower of (1) the Annual Benefit Payment before the withdrawal and (2) your Account Balance after the reduction for the withdrawal (including any applicable Withdrawal Charge) multiplied by the GWB withdrawal rate. Because the GWB charge is assessed as a percentage of the Guaranteed Withdrawal Amount, any decrease of the Annual Benefit Payment caused by an Excess Withdrawal results in an increase in the cost of the benefit relative to the benefits You will receive.
You can always take annual withdrawals less than the Annual Benefit Payment. However, if You choose to receive only a part of, or none of, your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Benefit Base and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 7% of your Benefit Base and You withdraw only 4% one year, You cannot then withdraw 10% the next year without exceeding your Annual Benefit Payment.
All withdrawals are subject to applicable early Withdrawal Charges and taxes.
Required Minimum Distributions. For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements. These required distributions may be larger than your Annual Benefit Payment. If You enroll in the automated required minimum distribution service, after the first Contract Year, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amount is greater than your Annual Benefit Payment. You must be enrolled in the automated required minimum distribution service to qualify for this increase in the Annual Benefit Payment. The frequency of your withdrawals must be annual. The automated required minimum distribution service is based on information relating to this Contract only. To enroll in the automated required minimum distribution service, please contact our Administrative Office.
Guaranteed Withdrawal Amount. We assess the GWB charge as a percentage of the Guaranteed Withdrawal Amount, which is initially set at an amount equal to your initial purchase payment plus the GWB Bonus. The Guaranteed Withdrawal Amount may increase with subsequent purchase payments. In this case, the Guaranteed Withdrawal Amount will be reset equal to the greater of: (1) the Guaranteed Withdrawal Amount before the purchase payment and (2) the Benefit Base after the purchase payment. Withdrawals do not decrease the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will also be reset as a result of an Optional Reset as described below. If your Guaranteed Withdrawal Amount increases, the amount of the Enhanced GWB charge we deduct will increase because the charge is a percentage of your Guaranteed Withdrawal Amount.
Optional Reset. At any Contract Anniversary prior to the 86th birthday of the Contract Owner (or oldest Joint Contract Owner or Annuitant if the Contract is owned by a non-natural person) You may elect an Optional Reset. The purpose of an Optional Reset is to “lock-in” a higher Benefit Base, which may increase the amount of the Annual Benefit Payment and lengthen the period of time over which these withdrawals can be taken. We reserve the right to prohibit an Optional Reset election if we no longer offer this benefit.
An Optional Reset will:
●
Reset your Guaranteed Withdrawal Amount and Benefit Base equal to the Account Balance on the date of the reset;
●
Reset your Annual Benefit Payment equal to the Account Balance on the date of the reset multiplied by the GWB withdrawal rate (7%); and

●
Reset the Enhanced GWB charge equal to the then current level we charge for the same benefit at the time of the reset, up to the maximum charge of 1.00%.
You may elect either a one-time Optional Reset or Automatic Annual Resets. A one-time Optional Reset is permitted only if: (1) your Account Balance is larger than the Benefit Base immediately before the reset, and (2) the reset occurs prior to the 86th birthday of the Contract Owner (or oldest Joint Contract Owner or Annuitant if the Contract is owned by a non-natural person).
For Contracts issued prior to July 16, 2007, you may elect an Optional Reset beginning with the third Contract Anniversary (as long as it is prior to the Contract Owner's 86th birthday) and at any subsequent Contract Anniversary prior to the Contract Owner's 86th birthday as long as it has been at least three years since the last Optional Reset. Automatic Annual Resets are not available.
We must receive your request for a one-time Optional Reset in accordance with our administrative procedures (currently we require You to submit your request in writing) before the applicable Contract Anniversary. The Optional Reset will take effect on the next Contract Anniversary following our receipt of your written request.
If You elect Automatic Annual Resets, a reset will occur automatically on any Contract Anniversary if: (1) your Account Balance is larger than the Guaranteed Withdrawal Amount immediately before the reset, and (2) the Contract Anniversary is prior to the 86th birthday of the Contract Owner (or oldest Joint Contract Owner or Annuitant if the Contract is owned by a non-natural person). The same conditions will apply to each Automatic Annual Reset.
In the event that the charge applicable to Contract purchases at the time of the Automatic Annual Reset is higher than your current Enhanced GWB rider charge, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Reset. You may discontinue Automatic Annual Resets by notifying us in writing (or by any other method acceptable to us), prior to the Contract Anniversary on which a reset may otherwise occur. If You discontinue the Automatic Annual Resets, no reset will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Resets, the Enhanced GWB rider (and the rider charge) will continue, and You may choose to elect a one-time Optional Reset or reinstate Automatic Annual Resets.)
It is possible to elect a one-time Optional Reset when the Account Balance is larger than the Benefit Base but smaller than the Guaranteed Withdrawal Amount. (By contrast, an Automatic Annual Reset will never occur if the Account Balance is smaller than the Guaranteed Withdrawal Amount.) If You elect a one-time Optional Reset when the Account Balance before the reset was less than the Guaranteed Withdrawal Amount, You would lock in a higher Benefit Base which would increase the total amount You are guaranteed to receive through withdrawals under the Enhanced GWB rider, and extend the period of time over which You could make those withdrawals. However, You would also decrease the Annual Benefit Payment and the Guaranteed Withdrawal Amount. You should consider electing a one-time Optional Reset when your Account Balance is smaller than the Guaranteed Withdrawal Amount only if You are willing to accept the decrease in the Annual Benefit Payment and Guaranteed Withdrawal Amount in return for locking in the higher Benefit Base. Otherwise, You should only elect a one-time Optional Reset when your Account Balance is larger than the Guaranteed Withdrawal Amount.
Any benefit of a one-time Optional Reset or Automatic Annual Reset also depends on the current Enhanced GWB rider charge. If the current charge in effect at the time of the reset is higher than the charge You are paying, it may not be beneficial to elect a reset because we will begin applying the higher current charge at the time of the reset

(even if a one-time Optional Reset results in a decrease of your Annual Benefit Payment and/or your Guaranteed Withdrawal Amount).
Withdrawal Charge. We will apply a Withdrawal Charge to withdrawals from purchase payments of up to 7% of purchase payments taken in the first seven years following receipt of the applicable purchase payment.
Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1∕2, a 10% Federal tax penalty may apply.
Cancellation of the Enhanced GWB. You may elect to cancel the Enhanced GWB in accordance with our administrative procedures (currently we require You to submit your cancellation request in writing to our Administrative Office) during the 90-day period following your fifth Contract Anniversary. Such cancellation will take effect upon our receipt of your request. If You cancel the Enhanced GWB, You may not re-elect it. Upon cancellation, the Enhanced GWB charge will no longer apply. The Contract, however, will continue.
Termination of the Enhanced GWB. The Enhanced GWB will terminate upon the earliest of:
(1)
the date You make a full withdrawal of your Account Balance (a pro-rata portion of the charge will apply) (You are still eligible to receive annual payments until the Benefit Base declines to zero, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of the optional benefit have been met.);
(2)
the date You apply all of your Account Balance to a Pay-Out Option (a pro-rata portion of the charge will apply);
(3)
the date there are insufficient amounts to deduct the Enhanced GWB charge from your Account Balance (whatever Account Balance is available will be applied to pay the annual Enhanced GWB benefit charge) (You are still eligible to receive annual payments until the Benefit Base declines to zero, provided your withdrawals did not exceed the Annual Benefit Payment and the provisions and conditions of the rider have been met.);
(4)
the date we receive due proof of the Contract Owner’s death and a Beneficiary claim form, except where the Beneficiary or Joint Contract Owner is the spouse of the Contract Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, or the Annuitant dies if the Contract Owner is a non-natural person; note: (a) if the spouse elects to continue the Contract (so long as the spouse is less than 85 years old and the Enhanced GWB is in effect at the time of continuation), all terms and conditions of the Enhanced GWB will apply to the surviving spouse; and (b) we will not terminate the benefit until we receive both due proof of the Contract Owner’s death and a Beneficiary claim form (from certain Beneficiaries, such as a trust, we may require additional information, such as the trust document), which means we will continue to deduct the Enhanced GWB charge until we receive this information;
(5)
the effective date of cancellation of the rider;
(6)
a change of the Contract Owner or Joint Contract Owner (or the Annuitant if the Contract Owner is a non-natural person) for any reason (currently we follow our administrative procedures regarding termination for a change of Contract Owner or Joint Contract Owner or Annuitant, if a non-natural person owns the Contract) (a pro-rata portion of the charge will apply); or
(7)
the termination of the Deferred Annuity (a pro-rata portion of the charge will apply).
Additional Information. If You take a full withdrawal of your Account Balance and the withdrawal does not exceed the Annual Benefit Payment, or your Account Balance is reduced to zero because You do not have a sufficient Account Balance to pay the Enhanced GWB charge and your Benefit Base after the withdrawal is greater than zero, we will commence making payments to the Contract Owner or Joint Contract Owner (or to the Annuitant if the Contract Owner is a non-natural person) on a monthly basis (or any mutually agreed upon frequency, but not less frequently than annually) until the Benefit Base is exhausted. Your withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). The total annual payments cannot exceed the Annual Benefit Payment, except to the extent required under the Code. If You or the Joint Contract Owner (or the Annuitant if the Contract Owner is a non-natural person) should die while these payments are being made, your Beneficiary will receive these payments. No other death benefit will be paid.
If the Contract Owner or Joint Contract Owner (or the Annuitant if the Contract Owner is a non-natural person) should die while the Enhanced GWB is in effect, your Beneficiary may elect to receive the Benefit Base as a death benefit in lieu of any other contractual death benefits. Otherwise, the provisions of those death benefits will determine the amount of the death benefit and no benefit will be payable under the Enhanced GWB.
If the Beneficiary elects the Benefit Base as a death benefit, we will pay the remaining Benefit Base on a monthly basis (or any mutually agreed-upon frequency, but no less frequently than annually) until the Benefit Base is exhausted. Except as may be required by the Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary’s estate unless we have agreed to another payee in writing. If the Contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Code. If the Contract Owner (or the Annuitant, if the Contract Owner is not a natural person) dies prior to the “annuity starting date” (as defined under the Code and regulations thereunder), the period over which the Benefit Base is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Benefit Base must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.
We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Code (including minimum distribution requirements for IRAs and other Contracts subject to Section 401(a)(9) of the Code and Non-Qualified Contracts subject to Section 72(s) of the Code). If You terminate the Enhanced GWB because (1) You make a total withdrawal of your Account Balance; (2) your Account Balance is insufficient to pay the Enhanced GWB charge; or (3) the Contract Owner or Joint Owner (or the Annuitant, if the Owner is a non-natural person) dies, except where the Beneficiary or Joint Owner is the spouse of the Contract Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, You may not make additional purchase payments under the Contract.
Current Restrictions on Subsequent Purchase Payments. Subsequent purchase payments under the Enhanced GWB are restricted as described in “Purchase Payments — Restrictions on Subsequent Purchase Payments.”
The Enhanced GWB and Annuitization. The annuity date at the time You purchased the Deferred Annuity is the later of age 90 of the Annuitant or 10 years after issue of your Deferred Annuity. You must make an election if You would like to extend your annuity date to the latest date permitted (subject to restrictions that may apply in your state and our current established administrative procedures). If You elect to extend your annuity date to the latest date permitted, and that date is reached, your Deferred Annuity must be annuitized (see “Pay-Out Options (or Income Options)”), or You must make a complete withdrawal of your Account Balance. If You annuitize at the latest date permitted, You must elect one of the following options:
(1)
Annuitize the Account Balance under the Deferred Annuity’s Pay-Out Option provisions; or

(2)
Elect to receive the Annual Benefit Payment under the Enhanced GWB paid each year until the Benefit Base is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Benefit Base to zero.
If You do not select a Pay-Out Option or elect to receive payments under the Enhanced GWB, we will annuitize your Deferred Annuity under the Lifetime Annuity with a 10-Year Guarantee Period income payment type. However, if we do, we will adjust your income payment or the Pay-Out Option, if necessary, so your aggregate income payments will not be less than what You would have received under the Enhanced GWB.
Charges. The Enhanced GWB charge is 0.55% of the Guaranteed Withdrawal Amount each Contract Anniversary, prior to taking into account any Optional Reset. As described above, this charge may change as a result of an Optional Reset. We will not continue to assess the charge if your Benefit Base equals zero. The charge is made by withdrawing amounts on a pro-rata basis from your Account Balance in the Fixed Interest Account, Enhanced Dollar Cost Averaging Program balance and Account Balance in the Separate Account. We take amounts from the Separate Account by canceling accumulation units from your Account Balance in the Separate Account. (The Fixed Interest Account is not available in the C Class Deferred Annuity purchased after April 30, 2003 or a Deferred Annuity issued in New York State and Washington State with this optional benefit. The Enhanced Dollar Cost Averaging Program is not available in the C and Bonus Class Deferred Annuity.)
Examples
The purpose of these examples is to illustrate the operation of the Guaranteed Withdrawal Benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Divisions chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges and applicable income taxes and penalties.
A.
How Withdrawals Affect the Benefit Base
1.
An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. ($100,000 × 5%). Assume that the Account Balance grew to $110,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $105,000 – $10,000 = $95,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Account Balance of $100,000 exceeds the Benefit Base of $95,000, no further reduction to the Benefit Base is made.
2.
An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. Assume that the Account Balance shrank to $90,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $95,000 and the Account Balance would be reduced to $80,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Account Balance of $80,000 is less than the Benefit Base of $95,000, a further reduction of the $15,000 difference is made, bringing the Benefit Base to $80,000.
B.
How Withdrawals and Subsequent Purchase Payments Affect the Annual Benefit Payment
An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If $7,000 withdrawals were then made for each of the next five years, the Benefit Base would be decreased to $70,000. If a subsequent purchase payment of $10,000 were made the next day, the Benefit Base would be increased to $70,000 + $10,000 + (5% × $10,000) = $80,500. The Annual Benefit Payment would be reset to the greater of a) $7,350 (the Annual Benefit Payment before the second purchase payment) and b) $5,635 (7% multiplied by the Benefit Base after the second purchase payment). In this case, the Annual Benefit Payment would remain at $7,350.

C.
How Withdrawals Affect the Annual Benefit Payment
1.
An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $9,000 was made the next day, and negative market performance reduced the Account Balance by an additional $1,000, the Account Balance would be reduced to $100,000 – $9,000 – $1,000 = $90,000. Since the withdrawal of $9,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $6,300 (7% multiplied by the Account Balance after the withdrawal). In this case the Annual Benefit Payment would be reset to $6,300.
2.
An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $10,000 was made two years later after the Account Balance had increased to $150,000, the Account Balance would be reduced to $140,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $9,800 (7% multiplied by the Account Balance after the withdrawal). In this case the Annual Benefit Payment would remain at $7,350.
D.
How Withdrawals and Subsequent Purchase Payments Affect the Guaranteed Withdrawal Amount
An initial purchase payment is made of $100,000 and the initial Guaranteed Withdrawal Amount and initial Benefit Base would both be $105,000. Assume that over the next five years, withdrawals reduced the Benefit Base to $70,000. If a subsequent purchase payment of $10,000 was made, the Benefit Base would be increased to $70,000 + $10,000 + (5% × $10,000) = $80,500. The Guaranteed Withdrawal Amount would be reset to the greater of a) $105,000 (the Guaranteed Withdrawal Amount before the second purchase payment) and b) $80,500 (the Benefit Base after the second purchase payment). In this case, the Guaranteed Withdrawal Amount would remain at $105,000.
E.
Putting It All Together
1.
When Withdrawals Do Not Exceed the Annual Benefit Payment
An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year and assume that the Account Balance was further reduced to $50,000 at year four due to poor market performance. If You withdrew $7,350 at this time, your Account Balance would be reduced to $50,000 – $7,350 = $42,650. Your Benefit Base would be reduced to $82,950 – $7,350 = $75,600. Since the withdrawal of $7,350 did not exceed the Annual Benefit Payment, there would be no additional reduction to the Benefit Base. The Guaranteed Withdrawal Amount would remain at $105,000 and the Annual Benefit Payment would remain at $7,350.

2.
When Withdrawals Do Exceed the Annual Benefit Payment
An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year. Assume the Account Balance was further reduced to $50,000 at year four due to poor market performance. If You withdrew $10,000 at this time, your Account Balance would be reduced to $50,000 – $10,000 = $40,000. Your Benefit Base would be reduced to $82,950 – $10,000 = $72,950. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350 and the resulting Benefit Base would be greater than the resulting Account Balance, there would be an additional reduction to the Benefit Base. The Benefit Base after the withdrawal would be set equal to the Account Balance after the withdrawal = $40,000. The Annual Benefit Payment would be set equal to the lesser of $7,350 and 7% × $40,000 = $2,800. The Guaranteed Withdrawal Amount would remain at $105,000, but this amount now no longer would be guaranteed to be received over time. The new Benefit Base of $40,000 would be now the amount guaranteed to be available to be withdrawn over time.
F.
Annual Benefit Payment Continuing When Account Balance Reaches Zero
An initial purchase payment is made of $100,000. The initial Account Balance would be $100,000, the initial Benefit Base would be $105,000 and the Annual Benefit Payment would be $7,350 ($105,000 × 7%).
Assume that the Benefit Base was reduced to $31,500 due to 10 years of withdrawing $7,350 each year. Assume that the Account Balance was further reduced to $0 at year 11 due to poor market performance. We would commence making payments to You (equal on an annual basis, to the Annual Benefit Payment) until the Benefit Base is exhausted.
In this situation (assuming there are monthly payments), there would be 51 payments of $612.50 and a final payment of $262.50, which, in sum, would deplete the $31,500 Benefit Base. The total amount withdrawn over the life of the Contract would then be $105,000.

G.
How the Optional Reset Works if Elected on the 3rd Contract Anniversary (may be elected prior to age 86)
Assume that a Contract had an initial purchase payment of $100,000 and the fee is 0.55%. The initial Account Balance would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.
The Account Balance on the third Contract Anniversary grew due to market performance to $148,350. Assume the fee remains at 0.55%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at 0.55%, the Guaranteed Withdrawal Amount and the Benefit Base would be reset to $148,350, and the Annual Benefit Payment would become 7% × $148,350 = $10,385.
The Account Balance on the sixth Contract Anniversary grew due to market performance to $179,859. Assume the fee has been increased to 0.60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would increase to 0.60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $179,859, and the Annual Benefit Payment would become 7% × $179,859 = $12,590.
The Account Balance on the ninth Contract Anniversary grew due to market performance to $282,582. Assume the fee is still 0.60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at 0.60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $282,582, and the Annual Benefit Payment would become 7% × $282,582= $19,781.

The period of time over which the Annual Benefit Payment may be taken would be lengthened.

H.
How an Optional Reset May Increase the Benefit Base While Decreasing the Guaranteed Withdrawal Amount and Annual Benefit Payment
Assume that a Contract had an initial purchase payment of $100,000. The initial Account Balance would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.
Assume that the Benefit Base is reduced to $70,000 due to 5 years of withdrawing $7,000 each year, but also assume that, due to positive market performance, the Account Balance at the end of 5 years is $80,000. If a one-time Optional Reset is elected, the Benefit Base would be reset from $70,000 to $80,000, the Guaranteed Withdrawal Amount would be reduced from $105,000 to $80,000, and the Annual Benefit Payment would be reduced from $7,350 to $5,600 ($80,000 × 7%). (If You elect Automatic Annual Resets, a reset will not occur if the Account Balance is lower than the Guaranteed Withdrawal Amount.)
Under these circumstances, the one-time Optional Reset increases the Benefit Base (the remaining amount of money You are guaranteed to receive) by $10,000, but also reduces the Annual Benefit Payment, thereby lengthening the period of time over which You will receive the money. This Optional Reset also reduces the Guaranteed Withdrawal Amount, against which the benefit charge is calculated. If the benefit charge rate does not increase in connection with the Optional Reset, the reduced Guaranteed Withdrawal Amount will result in a reduction in the amount of the annual benefit charge.

Description of the GWB I
The GWB I is no longer available for sale. The GWB I is the same as the Enhanced GWB described above with the following differences: (1) You may only elect the Optional Reset once every three Contract Years instead of every Contract Year; (2) the GWB I charge is 0.50% and the maximum GWB I charge upon an Optional Reset is 0.95%; (3) You do not have the ability to cancel the benefit following your fifth Contract Anniversary; and (4) we include Withdrawal Charges for the purposes of determining whether your annual withdrawals exceeded your Annual Benefit Payment.
You may now elect an Optional Reset under the GWB I starting with the third Contract Anniversary (as long as it is prior to the Contract Owner’s 86th birthday), and You may elect an Optional Reset at any subsequent Contract Anniversary prior to the Contract Owner’s 86th birthday, as long as it has been at least three years since the last Optional Reset. Automatic annual resets are not available.
Current Restrictions on Subsequent Purchase Payments. Subsequent purchase payments under the GWB I are restricted as described in “Purchase Payments — Restrictions on Subsequent Purchase Payments.”
GMAB
The GMAB is no longer available for sale. The GMAB guarantees that your Account Balance will not be less than a minimum amount at the end of a specified number of years (the “Maturity Date”). If your Account Balance is less than the minimum guaranteed amount at the Maturity Date, we will apply an additional amount to increase your Account Balance so that it is equal to the guaranteed amount. This benefit is intended to protect You against poor investment performance during the accumulation or “pay-in” phase of your Deferred Annuity.
If You have elected the GMAB, we require You to allocate your purchase payments and all of your Account Balance to one of the asset allocation Divisions listed in the table below. You may also allocate purchase payments to the Enhanced Dollar Cost Averaging Program, if available, provided that any amounts transferred from the program to a Division must be transferred to the one Division You have chosen. The Fixed Interest Account is not available. No transfers are permitted while this optional benefit is in effect. The asset allocation Division You choose will determine the percentage of purchase payments that equal the guaranteed amount. The asset allocation Divisions available and the percentage of purchase payments that determine the guaranteed amount and the number of years to the Maturity Date for each, are:
Division*	Guaranteed Amount (% of Purchase Payments)	Years to Maturity Date
Brighthouse Asset Allocation 20 Division	130%	10 years
Brighthouse Asset Allocation 40 Division	120%	10 years
Brighthouse Asset Allocation 60 Division	110%	10 years
*
You can learn more about these Divisions in “Appendix A  — Portfolio Companies Available Under the Contract.”
You may have elected the GMAB when You purchased the Deferred Annuity through age 80. You may not have this benefit and another living benefit or the EDB I in effect at the same time.
Benefit Description. The GMAB guarantees that at the Maturity Date, your Account Balance will at least be equal to a percentage of the purchase payments You made during the first 120 days that You held the Deferred Annuity (the “Eligibility Period”), less reductions for any withdrawals (and related Withdrawal Charges) that You made at any time before the Maturity Date. The percentage of purchase payments made that determines the guaranteed amount range from 110% to 130%, depending on the asset allocation Division You selected. This guaranteed amount is the “Guaranteed Accumulation Amount.” The Guaranteed Accumulation Amount is used only to determine the amount of any benefit payable under the GMAB and the amount of the annual charge for the GMAB. There is a maximum Guaranteed Accumulation Amount (currently $5 million). Purchase payments made after this maximum Guaranteed Accumulation Amount is reached will not increase the Guaranteed Accumulation Amount above the maximum. However, if You make a withdrawal during the GMAB Eligibility Period that reduces the Guaranteed Accumulation Amount below the maximum, then purchase payments made after the withdrawal and during the Eligibility Period will increase the Guaranteed Accumulation Amount until it reaches the maximum. Only purchase payments made during the first 120 days that You hold the Deferred Annuity are taken into consideration in determining the Guaranteed Accumulation Amount. Contract Owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Accumulation Amount. Purchase payments made after 120 days are added to your Account Balance and impact whether or not a benefit is due under the GMAB at the Maturity Date.
At issue, the Guaranteed Accumulation Amount is equal to a percentage of your initial purchase payment. Subsequent purchase payments made during the Eligibility Period increase the Guaranteed Accumulation Amount by the target percentage of the asset allocation Division You have selected. When You make a withdrawal, the Guaranteed Accumulation Amount is reduced in the same proportion that the amount of the withdrawal (including any related Withdrawal Charge) bears to the Account Balance. Purchase payment credits (i.e., bonus payments) are not considered to be purchase payments in the calculation of the Guaranteed Accumulation Amount.
The Guaranteed Accumulation Amount does not represent an amount of money available for withdrawal and is used to calculate any benefits under the Contract prior to the Maturity Date.
Example:
Assume your Account Balance is $100,000 and your Guaranteed Accumulation Amount is $120,000, prior to making a $10,000 withdrawal from the Deferred Annuity. The withdrawal amount is 10% of the Account Balance. Therefore, after the withdrawal, your Account Balance would be $90,000 and your Guaranteed Accumulation Amount would be $108,000 (90% of $120,000).
At the Maturity Date, after deduction of the annual charge for the GMAB, we will compare your Account Balance to the Guaranteed Accumulation Amount. If the Account Balance is less than the Guaranteed Accumulation Amount, we will contribute to your Account Balance the amount needed to make it equal the Guaranteed Accumulation Amount. (This added amount is the “Guaranteed Accumulation Payment.”) The Guaranteed Accumulation Payment is allocated entirely to the Division You have selected. (No portion of the Guaranteed Accumulation Payment is allocated to the Enhanced Dollar Cost Averaging Program.)
If your Account Balance is greater than or equal to the Guaranteed Accumulation Amount at the Maturity Date, then no Guaranteed Accumulation Payment will be paid into your Account Balance. The GMAB terminates at the Maturity Date. We no longer assess the charge after that date, and the related investment requirements and restrictions will no longer apply.
If your Account Balance is reduced to zero for any reason other than a full withdrawal of the Account Balance or application of your Account Balance to a Pay-Out Option prior to the Maturity Date, but your Deferred Annuity has a positive Guaranteed Accumulation Amount remaining, the Deferred Annuity and the GMAB will remain in force.

No charge for the GMAB will be deducted or accrue while there is an insufficient Account Balance to cover the deductions for the charge. At the Maturity Date, the Guaranteed Accumulation Payment will be paid into the Account Balance.
Purchase payments made after the 120 day Eligibility Period may have a significant impact on whether or not a Guaranteed Accumulation Payment is due at the Maturity Date. Even if the purchase payments You made during the 120 day Eligibility Period lose significant value, if the Account Balance, which includes all purchase payments, is equal to or greater than the target percentage amount of your purchase payments made during the first 120 day period (depending on which asset allocation investment You have selected), then no Guaranteed Accumulation Payment is made. Therefore, the GMAB may not be appropriate for You, if You intend to make additional purchase payments after the end of the Eligibility Period.
Example
Assume that You make one $10,000 purchase payment during the 120 day Eligibility Period and You select the Brighthouse Asset Allocation 60 Division. Therefore, the Guaranteed Accumulation Amount is $11,000 (110% of your purchase payment). At the Maturity Date, your Account Balance is $0. The Guaranteed Accumulation Amount payable is $11,000 ($11,000 – $0 = $11,000).
In contrast, assume that You make one $10,000 purchase payment during the 120 day Eligibility Period and You select the Brighthouse Asset Allocation 60 Division. Therefore, the Guaranteed Accumulation Amount is $11,000. Also assume that on the day before the Maturity Date your Account Balance is $0. Assume that You decide to make one purchase payment on the day before the Maturity Date of $11,000. At the Maturity Date, assume that there has not been any positive or negative investment experience for the one day between your purchase payment and the Maturity Date. Consequently, your Account Balance is $11,000. We would not pay a Guaranteed Accumulation Payment, because the Account Balance of $11,000 would equal the Guaranteed Accumulation Amount of $11,000 ($11,000 – $11,000 = $0.)
Current Restrictions on Subsequent Purchase Payments. Subsequent purchase payments under the GMAB are restricted as described in “Purchase Payments — Restrictions on Subsequent Purchase Payments.”
Termination. The GMAB will terminate at the earliest of: (1) the Maturity Date; (2) the date You take a total withdrawal of your Account Balance (a pro-rata portion of the charge will be applied); (3) the date You cancel this benefit, as described below; (4) the date You apply all of your Account Balance to a Pay-Out Option (a pro-rata portion of the charge will be applied); and (5) the date of death of the Contract Owner or Joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) unless the Beneficiary is the spouse of the Contract Owner and elects to continue the Deferred Annuity under the spousal continuation provisions of the Deferred Annuity.
Once the GMAB is terminated, the GMAB charge will no longer be deducted and the related investment requirements and limitations will no longer apply. If the GMAB is terminated before the Maturity Date, the Guaranteed Accumulation Payment will not be paid.
Cancellation. You have a one-time right to cancel this optional benefit in accordance with our administrative procedures (currently we require You to submit your request to cancel in writing at our Administrative Office) during the 90 day period after your fifth Contract Anniversary. Such cancellation will take effect upon our receipt of your request. Once You have cancelled the benefit, You will no longer be eligible to receive the Guaranteed Accumulation Payment or be bound by the investment requirements and restrictions and we will no longer deduct the charge for this benefit.

Charge. The GMAB is available for an additional charge of 0.75% of the Guaranteed Accumulation Amount determined at the end the prior Contract Year and deducted each Contract Anniversary, by withdrawing amounts on a pro-rata basis from your Enhanced Dollar Cost Averaging Program and Account Balance in the Separate Account. (We take the amount from the Separate Account by canceling Accumulation Units from your Account Balance in the Separate Account.)
GMAB and Decedent Contracts. If You are purchasing this Contract with a nontaxable transfer of the death benefit proceeds of any annuity Contract or IRA (or any other tax-qualified arrangement) of which You are the Eligible Designated Beneficiary and You are “stretching” the distribution under IRS required distribution rules, You may not purchase the GMAB.
Nursing Home or Hospital Confinement Rider
We will not impose a Withdrawal Charge if, after You have owned the Contract for one year, You become confined to a nursing home and/or hospital for at least 90 consecutive days or confined for a total of at least 90 days if there is no more than a 6-month break in confinement and the confinements are for related causes. The confinement must begin after the first Contract Anniversary and You must have been the Contract Owner continuously since the Contract was issued (or have become the Contract Owner as the spousal Beneficiary who continues the Contract). The confinement must be prescribed by a physician and be medically necessary. You must exercise this right no later than 90 days after You or your Joint Contract Owner exits the nursing home or hospital. This waiver terminates on the earlier of the Annuity Date or the date the Contract terminates. You may not make additional Purchase Payments after the waiver is used. There is no charge for this rider. Age restrictions apply, and this rider is not available in all states. Additional conditions and requirements apply to the Nursing Home or Hospital Confinement rider, which are specified in the rider(s) that are part of your Contract.
Hypothetically, assume You purchased the Contract and shortly after one year of owning the Contract, You become confined to a nursing home and then request to take a withdrawal that would have normally been subject to a 6% Withdrawal Charge. In that instance, if You satisfy the conditions of the rider, we would not impose that Withdrawal Charge that would have otherwise applied to that withdrawal.
Terminal Illness Rider
After the first Contract Anniversary, we will waive the Withdrawal Charge if You are terminally ill and not expected to live more than 12 months; a physician certifies to your illness and life expectancy; You were not diagnosed with the terminal illness as of the date we issued your Contract; and You have been the Contract Owner continuously since the Contract was issued (or have become the Contract Owner as the spousal Beneficiary who continues the Contract). This waiver terminates on the earlier of the Annuity Date or the date the Contract terminates. You may not make additional Purchase Payments after the waiver is used. This rider is not available in all states. There is no charge for this rider.
Hypothetically, assume You purchased the Contract and shortly after one year of owning the Contract, You become terminally ill and then request to take a withdrawal that would have normally been subject to a 6% Withdrawal Charge. In that instance, if You satisfy the conditions of the rider, we would not impose that Withdrawal Charge that would have otherwise applied to that withdrawal.
Additional conditions and requirements apply to the Terminal Illness rider, which are specified in the rider(s) that are part of your Contract.

PAY-OUT OPTIONS (OR INCOME OPTIONS)
You may convert your Deferred Annuity into a regular stream of income after your “pay-in” or “accumulation” phase. The pay-out phase is often referred to as “annuitizing” your Contract. When You select your Pay-Out Option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a Pay-Out Option, we withdraw some or all of your Account Balance (less any premium taxes and applicable Contract fees), then we apply the net amount to the option. See “Federal Tax Considerations” for a discussion of partial annuitization. You are required to hold your Deferred Annuity for at least 30 days from the date we issue the Contract before You annuitize. When You purchase the Deferred Annuity, the Annuity Date will be the later of the first day of the calendar month after the Annuitant’s 95th birthday (90th birthday in New York State) or 10 years from the date your Deferred Annuity was issued. You can change or extend the Annuity Date at any time before the Annuity Date with 30 days prior notice to us (subject to restrictions that may apply in your state and our current administrative procedures). Although guaranteed annuity rates for the Bonus Class are the same as those for the other classes of the Deferred Annuity, current rates for the Bonus Class may be lower than the other classes of the Deferred Annuity. You must convert at least $5,000 of your Account Balance to receive income payments. Please be aware that once your Contract is annuitized, You are ineligible to receive the Death Benefit You have selected. Additionally, if You have selected a living benefit, such as a GMIB, a GWB or the GMAB, annuitizing your Contract terminates the optional benefit, including any death benefit provided by the rider and any Guaranteed Principal Option or Guaranteed Principal Adjustment (for GMIB Plus I and GMIB Plus II or LWGs, respectively) or Guaranteed Accumulation Payment (for the GMAB) that may also be provided by the optional benefit. In addition, once your Contract is fully annuitized, You will not be able to withdraw any Account Value.
When considering a Pay-Out Option, You should think about whether You want:
●
Payments guaranteed by us for the rest of your life (or for the rest of two lives) or the rest of your life (or for the rest of two lives) with a guaranteed period;
●
A fixed dollar payment or a variable payment; and
●
A refund feature.
You may choose the frequency of your income payments (choosing less frequent payments will result in each income payment being larger). For example, You may receive your payments on a monthly, quarterly, semiannual or annual basis.
If You do not tell us otherwise, your Account Balance in the Fixed Interest Account and Enhanced Dollar Cost Averaging Program balance will be used to provide a Fixed Income Option and your Account Balance in the Separate Account will be used to provide a variable Pay-Out Option.
We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. Should our current annuity rates for a fixed Pay-Out Option for your class of the Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.
Income Payment Types
Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income pay-out type when You decide to take a Pay-Out Option; we will not make that decision for You. Your decision is irrevocable. There are three people who are involved in payments under your Pay-Out Option:

●
Contract Owner: the person or entity which has all rights including the right to direct who receives payment.
●
Annuitant: the natural person whose life is the measure for determining the duration and the dollar amount of payments.
●
Beneficiary: the person who receives continuing payments or a lump sum payment, if any, if the Contract Owner dies.
Many times, the Contract Owner and the Annuitant are the same person.
When deciding how to receive income, consider:
●
The amount of income You need;
●
The amount You expect to receive from other sources;
●
The growth potential of other investments; and
●
How long You would like your income to be guaranteed.
Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted), of the measuring lives (Annuitants) will also be considered. For example, if You select a Pay-Out Option guaranteeing payments for your lifetime and your spouse’s lifetime, your payments will typically be lower than if You select a Pay-Out Option with payments over only your lifetime. Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or Joint Annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger.
The following income payment types are currently available and once elected You may not make withdrawals from the Income Option. We may make available other income payment types if You so request and we agree. You must select an income payment option or actively defer income payments once the Annuitant or Joint Annuitant (if younger than the Annuitant) turns age 95. The default income payment type is a Lifetime Income Annuity with a Guarantee Period of 10 years. If You defer taking an income option, your Contract will mature once the Annuitant (or Joint Annuitant, if younger) turns age 100. Where required by state law or under a qualified retirement plan, the Annuitant’s sex will not be taken into account in calculating income payments. Annuity rates will not be less than the rates guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. Tax rules with respect to decedent Contracts may prohibit election of Lifetime Income Annuity for Two income types and/or may also prohibit payments for as long as the Contract Owner’s life in certain circumstances.
We reserve the right to stop issuing any of the income types currently available based upon legal requirements or other considerations.
Lifetime Income Annuity: An income type that is paid as long as the Annuitant is living.
Lifetime Income Annuity with a Guarantee Period: An income type that continues as long as the Annuitant is living but is guaranteed to be paid for a number of years. If the Annuitant dies before all of the guaranteed payments have been made, payments are made to the Contract Owner of the annuity until the end of the guarantee period. If the Contract Owner dies during the guarantee period, payments will be made to the Beneficiary in accordance with the Code. No payments are made once the guarantee period has expired and the Annuitant is no longer living.
Lifetime Income Annuity for Two: An income type that is paid to the Annuitant(s) as long as the Contract Owner is living. After the Contract Owner dies, payments continue to be made to the Annuitant(s) either for (1) life (provided certain Federal tax law requirements are met) or (2) ten (10) years. Payments made for life to the Annuitant after the death of the Contract Owner may be the same as those made while the Contract Owner was living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the Annuitants are no longer living.
Lifetime Income Annuity for Two with a Guarantee Period: An income type that continues as long as either of the two Annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both Annuitants die before all of the guaranteed payments have been made, payments are made to the Contract Owner of the annuity until the end of the guaranteed period. If the Contract Owner dies during the guarantee period, payments will be made to the Beneficiary in accordance with the Code. If one Annuitant dies after the guarantee period has expired, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the guarantee period has expired and both Annuitants are no longer living.
Minimum Size of Your Income Payment
Your initial income payment must be at least $100. This means that the amount used from a Deferred Annuity to provide a Pay-Out Option must be large enough to produce this minimum initial income payment. We may reduce the frequency of your income payments to produce a payment of at least $100, in which case your payment will be made at least annually.
Allocation
If electing a variable income payment, You decide how your money is allocated among the Fixed Income Option and the Divisions.
The Value of Your Income Payments
Amount of Income Payments
Variable income payments from a Division will depend upon the number of Annuity Units held in that Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.
The initial variable income payment is computed based on the amount of the purchase payment applied to the specific Division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Division to determine the number of Annuity Units held in that Division. The number of Annuity Units held remains the same for duration of the Contract if no reallocations are made.
The dollar amount of subsequent variable income payments will vary with the amount by which investment performance less the Separate Account charge is greater or less than the AIR.

Each Deferred Annuity provides that, when a Pay-Out Option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the Contract Owner that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the Contract Owner will be given the benefit of the higher rates.
Annuity Units
Annuity Units are credited to You when You first convert your Deferred Annuity into an income stream or make a reallocation of your income payment into a Division during the pay-out phase. Before we determine the number of Annuity Units to credit to You, we reduce your Account Balance by any premium taxes and the Annual Contract Fee, if applicable. (The premium taxes and the Annual Contract Fee are not applied against reallocations.) We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to a Division) by the Annuity Unit Value on the date of the transaction. The result is the number of Annuity Units credited for that Division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of Annuity Units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after the date You convert your Deferred Annuity into an income stream. When You reallocate an income payment from a Division, Annuity Units supporting that portion of your income payment in that Division are liquidated.
AIR
Your income payments are determined by using the AIR to benchmark the investment experience of the Divisions You select. We currently offer an AIR of 3% and 4%. Certain states may require a different AIR or a cap on what AIR may be chosen. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Basic Death Benefit Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Basic Death Benefit Separate Account (the net investment return) charge is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Divisions.
The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after You convert your Deferred Annuity to an income stream, then the amount of that payment will be determined on the date You convert your Deferred Annuity to a Pay-Out Option.
Valuation
This is how we calculate the Annuity Unit Value for each Division:
●
First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

●
Next, we subtract the daily equivalent of the Basic Death Benefit Separate Account charge for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.
●
Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and
●
Finally, we multiply the previous Annuity Unit Value by this result.
Reallocations
During the pay-out phase of the Deferred Annuity, You may make reallocations among Divisions or from the Divisions to the Fixed Income Option. Each reallocation must be at least $500 or, if less, your entire income payment allocated to the Division. Once You reallocate your income payment into the Fixed Income Option, You may not later reallocate it into a Division. There is no Withdrawal Charge to make a reallocation.
For us to process a reallocation, You must tell us:
●
The percentage of the income payment to be reallocated;
●
The Divisions (or Fixed Income Option) to which You want to reallocate your income payment; and
●
The Divisions from which You want to reallocate your income payment.
We may require that You use our original forms to make reallocations.
Reallocations will be made at the end of the business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange, on that business day. All other reallocation requests will be processed on the next business day.
When You request a reallocation from a Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.
●
First, we update the income payment amount to be reallocated from the Division based upon the applicable Annuity Unit Value at the time of the reallocation;
●
Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;
●
Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;
●
Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.
When You request a reallocation from one Division to another, Annuity Units in one Division are liquidated and Annuity Units in the other Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Division to which You have reallocated.
You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a Beneficiary’s ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:
●
Suppose You choose to reallocate 40% of your income payment supported by Division A to the Fixed Income Option and the recalculated income payment supported by Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125/$100) or $50, and your income payment supported by Division A will be decreased by $40. (The number of Annuity Units in Division A will be decreased as well.)
●
Suppose You choose to reallocate 40% of your income payment supported by Division A to Division B and the recalculated income payment supported by Division A is $100. Then, your income payment supported by Division B will be increased by $40 and your income payment supported by Division A will be decreased by $40. (Changes will also be made to the number of Annuity Units in both Divisions as well.)
Please see the “Restrictions on Transfers” section regarding our transfer restriction policies and procedures.
Charges
You pay the charge for your Contract class during the pay-out phase of the Deferred Annuity. In addition, You pay the applicable investment-related charge during the pay-out phase of your Deferred Annuity. During the pay-out phase, we reserve the right to deduct the $30 Annual Contract Fee. If we do so, it will be deducted pro-rata from each income payment. The Separate Account charge You pay will not reduce the number of Annuity Units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.
GENERAL INFORMATION
Administration
All transactions will be processed in the manner described below.
Purchase Payments
Send your purchase payments, by check, cashier’s check or certified check, made payable to “MetLife,” to our Administrative Office. We reserve the right to receive purchase payments by other means acceptable to us. We do not accept cash, money orders or traveler’s checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments. If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.
We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled.
Purchase payments (including any portion of your Account Balance under a Deferred Annuity which You apply to a Pay-Out Option) are effective and valued as of the close of the Exchange on the day we receive them in Good Order at our Administrative Office, except when they are received:
●
On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

●
After the close of the Exchange.
In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated. If payments on your behalf are not made in a timely manner, there may be a delay in when amounts are credited.
We reserve the right to credit your initial purchase payment to You within two days after its receipt at our Administrative Office. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.
Confirming Transactions
You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.
Processing Transactions
We permit You to request transactions by mail, telephone, facsimile, email and internet. We may require specific forms for certain transactions. We may suspend or eliminate telephone, email or internet privileges at any time for all or any transaction types, without prior notice. We reserve the right not to accept requests for transactions by facsimile.
Our variable annuity contract business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations, such as processing Contract Owners’ requests and elections and day-to-day record keeping, are all executed through computer networks and systems.
If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block a Contract Owner’s account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.
By Telephone, Email, Facsimile or Internet
You may obtain information and initiate a variety of transactions by telephone or the internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transaction requests accessible to You include:
●
Account Balance
●
Unit Values
●
Current rates for the Fixed Interest Account
●
Transfers

●
Changes to investment strategies
●
Changes in the allocation of future purchase payments.
Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.
We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone requests, and providing written confirmation of the transaction, in order to confirm that requests communicated by telephone, fax, email, internet or other means are genuine. Any telephone, fax, email or internet requests reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of requests. As a result of this policy, You will bear the risk of loss. If we do not employ reasonable procedures to confirm that requests communicated by telephone, fax, email or internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Administrative Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.
Response times for the telephone, email, facsimile or internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:
●
any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or
●
any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.
Telephone, Email, Facsimile and Computer Systems
Telephone, email, facsimile and computer systems may not always be available. Any telephone, email, facsimile or computer system, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If You experience technical difficulties or problems, You should make your transaction request in writing to our Administrative Office. Response times for the telephone, email, facsimile or internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.
After Your Death
If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the Enhanced Dollar Cost Averaging Program, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method. If the Beneficiary is your spouse, the spouse may be substituted as the Contract Owner of the Deferred Annuity and continue the Contract. We permit the Beneficiary of a Traditional IRA Deferred Annuity to hold the Deferred Annuity in your name for his/her benefit. If You are receiving income payments, we will cancel the request and continue making payments to your Beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a Joint Annuitant.

Abandoned Property Requirements
Every state has unclaimed property laws that generally declare annuity contracts to be abandoned after a period of inactivity of two to five years from the Contract’s maturity date (the latest day on which annuity payments may begin under the Contract) or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or You last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Contract’s proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update your Beneficiary designations, including complete contact information, if and as it changes. Please call (800) 638-7732 to make such changes.
Misstatement
We may require proof of age or sex (where permitted) of the Contract Owner, Annuitant or Beneficiary before making any payments under this Contract that are measured by the Contract Owner’s, Annuitant’s or Beneficiary’s life. If the age or sex (where permitted) of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age and sex (where permitted).
Once income payments have begun, any overpayments or underpayments will be made up in one sum with the next income payment in a manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we may be required to pay interest on any underpayments.
Third Party Requests
Generally, we only accept requests for transactions or information from You. In addition, we reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other Contract Owners and who simultaneously makes the same request or series of requests on behalf of other Contract Owners.
Valuation — Suspension of Payments
We separately determine the Accumulation Unit Value and Annuity Unit Value, as applicable, for each Division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.
When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of the request. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if You request. If your withdrawal request is to elect a variable Pay-Out Option under your Deferred Annuity, we base the number of Annuity Units You receive on the next available Annuity Unit Value.
We reserve the right to suspend or postpone payment for a withdrawal or transfer/reallocation when:

●
rules of the SEC so permit (trading on the Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or
●
during any other period when the SEC by order so permits.
We may also suspend or postpone payment for a withdrawal or income payment when we have a reasonable belief that the payment being requested is connected to financial exploitation of a Specified Adult. A Specified Adult is a person who is aged 65 or older or a person aged 18 or older who has a mental or physical impairment that renders the individual unable to protect his or her own interests. If we reasonably suspect financial exploitation of a Specified Adult, we will place a temporary hold on the payment, transfer the amount of the payment to either the Fixed Interest Account (where available) or the Blackrock Ultra-Short Term Bond division (where available) and provide notification to You, the Trusted Contact Person(s) on file and any other party authorized to make transactions under the Contract that hold has been placed on the payment(s) pending further investigation. A Trusted Contact Person is the person or persons designated by You as a person we may contact should we not be able to contact You or if You are a Specified Adult and we reasonably believe or suspect that You have or are being financially exploited. The Trusted Contact Person may be changed by You by contacting our Administrative Office. We may hold the payment for up to 15 business days (or longer under certain conditions) after the temporary hold was placed while we conduct further investigation, unless the period is extended by a regulator or court order.
Changes to Your Deferred Annuity
We have the right to make certain changes to your Deferred Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity Contract Owners or would be appropriate in carrying out the purposes of the Deferred Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:
●
To operate the Separate Account in any form permitted by law.
●
To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.
●
To transfer any assets in a Division to another Division, or to one or more separate accounts, or to our general account, or to add, combine or remove Divisions in the Separate Account.
●
To substitute for the Portfolio shares in any Division, the shares of another class of Brighthouse Trust I, Brighthouse Trust II, or the shares of another investment company or any other investment permitted by law.
●
To make any necessary technical changes in the Deferred Annuities in order to conform with any of the above-described actions.
If any changes result in a material change in the underlying investments of a Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Divisions. For Deferred Annuities issued in Pennsylvania, we will ask your approval before making any technical changes. We will notify You of any changes to the Separate Account.

Voting Rights
Based on our current view of applicable law, You have voting interests under your Deferred Annuity concerning Brighthouse Trust I, Brighthouse Trust II, or American Funds® proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity.
We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio’s shares based on our own judgment.
You are entitled to give instructions regarding the votes attributable to your Deferred Annuity in your sole discretion. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received on your authority to give instructions; thus, as far as the Separate Account and any other having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.
There are certain circumstances under which we may disregard voting instructions. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote. Shares of Brighthouse Trust I, Brighthouse Trust II, or the American Funds® that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:
●
The shares for which voting instructions are received; and
●
The shares that are voted in proportion to such voting instructions.
However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio’s shares based on our judgment.
Who Sells the Deferred Annuities
The Contracts are no longer available for sale. MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other Variable Annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuity (e.g., commissions payable to the retail broker-dealers who sell the Contracts). MLIDC does not retain any fees under the Deferred Annuities.
MLIDC’s principal executive offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 as amended (the “Exchange Act”), as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at (800) 289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or online.
MLIDC and in certain cases, we, have entered into selling agreements with unaffiliated broker-dealers who are registered with the SEC under the Exchange Act and are members of FINRA. We no longer offer the Deferred Annuities to new purchasers, but continue to accept purchase payments from existing Contract Owners.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Deferred Annuities.
MLIDC pays compensation based upon a ‘gross dealer concession’ model. With respect to the Deferred Annuities, the maximum gross dealer concession ranges from 0% to 4.5% of each purchase payment each year the Contract is in force and, starting in the second Contract Year, ranges from 0% to 1.00% of the Account Balance each year that the Contract is in force for servicing the Contract. With respect to Income Annuities and annuitizations, the gross dealer concession ranges from 0% to 4% of the purchase payment and, starting in the second Contract Year, 0% to 0.40% of the amount available from which income payments are made for each year the Contract is in force, for servicing the Income Annuity.
Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Deferred Annuities. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm’s guidelines, directly from us or the Distributor. An unaffiliated broker-dealer or sales representatives of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates. Ask your sales representative from the unaffiliated broker-dealer for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.
Withdrawals
We will normally pay withdrawal proceeds within seven days after receipt of a request for a withdrawal at our Administrative Office, but we may delay payment as permitted by law, under certain circumstances. (See “Valuation — Suspension of Payments”). We reserve the right to defer payment for a partial withdrawal, withdrawal or transfer from the Fixed Interest Account for the period permitted by law, but for not more than six months.
Financial Statements
The financial statements of the Separate Account and the financial statements of MetLife are located in the Statement of Additional Information.
Your Spouse’s Rights
If You received your Contract through a qualified retirement plan and your plan is subject to ERISA and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse’s rights.
If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse’s consent.
Any reference to “spouse” includes those persons who are married spouses under state law, regardless of sex. For details or advice on how the law applies to your circumstances, consult your tax adviser or attorney.

When We Can Cancel Your Deferred Annuity
We may cancel your Deferred Annuity only if we do not receive any purchase payments from You for 24 consecutive months and your Account Balance is less than $2,000 and You do not have an optional benefit or death benefit with a guaranteed value higher than $2,000. Accordingly, no Deferred Annuity will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we do so, we will return the full Account Balance. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA, Roth IRA SEP and SIMPLE IRA Deferred Annuity. We will not terminate the Deferred Annuity if it includes an LWG or a GMAB. In addition, we will not terminate any Deferred Annuity that includes a GWB or a GMIB or a guaranteed death benefit, if at the time the termination would otherwise occur the Income Base/Benefit Base of the optional benefit, or the guaranteed amount under any death benefit, is greater than the Account Balance. For all other Deferred Annuities, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Deferred Annuities issued in New York. However, if your plan determines to terminate the Deferred Annuity at a time when You have an Income Base/Benefit Base of the optional benefit or a guaranteed amount under any death benefit that is greater than the Account Balance, You forfeit any Income Base/Benefit Base of the optional benefit or any guaranteed amount under any death benefit You have accrued upon termination of the Contract.
FEDERAL TAX CONSIDERATIONS
Introduction
The following is a brief summary of some tax rules and includes information about different types of tax markets and benefits, not all of which may be available under the Contract, as applicable. It is not intended as tax advice. The Internal Revenue Code (“Code”) and the provisions of the Code that govern Deferred Annuities are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your MetLife annuity contract (“Contract”). Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.
When you invest in an annuity Contract, you usually do not pay taxes on your investment gains until you withdraw the money — generally for retirement purposes. Under current federal income tax law, the taxable portion of distributions from variable annuity contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.
We are not responsible for determining if your employer’s plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (“ERISA”).
We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.
Any Code reference to “spouse” includes those persons who enter into lawful marriages under state law, regardless of sex.
If you reside in a US territory or outside of the US, please contact your financial or tax adviser for tax guidance on your variable annuity Contract.
Non-Qualified Annuity Contracts
This discussion assumes the Contract is an annuity Contract for Federal income tax purposes that is not held in a tax qualified “plan” defined by the Code. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or governmental 457(b) plans. Deferred Annuities owned through such plans are referred to below as “qualified” contracts.
Accumulation
Generally, an owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract, until there is a distribution from the Contract, i.e., surrender, partial withdrawal, income payment or commutation. This deferral of taxation on accumulated value in the Contract, is limited to Deferred Annuities owned by or held for the benefit of “natural persons.” A Contract, will be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract, as an agent for the exclusive benefit of a natural person.
In contrast, a Contract, owned or not treated as held by a “natural person,” such as a corporation, partnership, trust or other entity, will be taxed currently on the increase in accumulated value in the Contract, as applicable, in the year earned. Note that in this regard, an employer which is the owner of an annuity Contract under a non-qualified deferred compensation arrangement for its employees, or otherwise, is considered a non-natural owner and any annual increase in the Contract Value will be subject to current income taxation.
Surrenders or Withdrawals — Early Distribution
If You take a withdrawal from your Contract, or surrender your Contract, prior to the date You commence taking annuity or “income” payments (the “Annuity Starting Date”), the amount You receive will be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax).
The portion of any withdrawal from an annuity Contract that is subject to income tax will also be subject to a 10% Federal income tax penalty for “early” distribution if such withdrawal is taken prior to You reaching age 59 1∕2, unless an exception applies.
Exceptions include, but are not limited to, distributions made:
(a) on account of your death or disability,
(b) as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (joint life expectancies) of You and your designated beneficiary, or
(c) under certain immediate income annuities providing for substantially equal payments made at least annually.

If You receive systematic payments that You intend to qualify for the substantially equal periodic payments (“SEEP”) exception noted above, certain modifications (except due to death or disability) to your payment before age 59 1∕2 or within five years after beginning these payments, whichever is later, may result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract and additional withdrawals from the Contract. However, the SEEP exception may continue to apply to:
(1) a tax-free rollover, transfer or exchange to another eligible arrangement if the combined distributions from the old and new arrangements continue to satisfy the exception, and
(2) payments from annuities that otherwise satisfy the RMD rules.
You should consult your tax adviser about your particular situation.
For non-qualified Contracts, amounts received under the exercise of a partial withdrawal may be treated as taxable income. Exercise of a withdrawal feature may adversely impact the amount of subsequent payments which can be treated as a nontaxable return of investment.
If your Contract, has been purchased with an Optional Two-Year Withdrawal Feature or is for a guaranteed period only (term certain) annuity, and is terminated as a result of the exercise of the withdrawal feature, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax purchase payment.
Treatment of Separate Account Charges
It is possible that at some future date the Internal Revenue Service (“IRS”) may consider that Contract, charges attributable to the guaranteed death benefits are to be treated as distributions from the Contract, to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution, as described above.
Guaranteed Withdrawal Benefits (where applicable)
If You have purchased any Guaranteed Withdrawal Benefit (“GWB”) where otherwise made available, note the following:
The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Contract Value (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Contract Value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GWB exceeds the Contract Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.
In the event that the Contract Value goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments. (See “Taxation of Payments in Annuity Form” below.)

MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with Federal income tax rules and/or IRS guidance (whether formal or informal).
Aggregation
If You purchase two or more Contracts from MetLife (or its affiliates) during the same calendar year, the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, You should consult a tax adviser if You are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (see “Taxation of Payments in Annuity Form” below).
Exchanges/Transfers
The annuity Contract may be exchanged tax-free in whole or in part for another annuity contract or a long-term care insurance policy. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange – other than annuity payments made for life, joint lives, or for a term of 10 years or more. Otherwise, a withdrawal or “deemed” distribution may be includible in your taxable income (plus a 10% Federal income tax penalty) to the extent that the accumulated value of your annuity exceeds your investment in the Contract, (your “gain”). Some of the ramifications of a partial exchange remain unclear. If the annuity Contract is exchanged in part for an additional annuity contract, a distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. It is not clear whether these rules apply to a partial exchange involving long-term care contracts. Consult your tax adviser prior to a partial exchange.
A transfer of ownership of the Contract or the designation of an Annuitant or other beneficiary who is not also the Contract owner, may result in income or gift tax consequences to the Contract owner. You should consult your tax adviser if You are considering such a transfer or assignment.
Death Benefits
The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner (under the rules for withdrawals or income payments, whichever is applicable).
After your death, any death benefit determined under the Contract must be distributed in accordance with Section 72(s) of the Code. The method of distribution that is required depends on whether You die before or after the Annuity Starting Date.
If You die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
If You die before the Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death) and the beneficiary must be a natural person. Naming a non-natural person, such as a trust or estate, as a designated beneficiary, may eliminate the ability to stretch the payment over an individual’s life or life expectancy, and may also eliminate the ability to continue these benefits beyond the otherwise allowed payout period under the Code. If a non-natural person, such as a trust, is the owner of a non-qualified contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of death benefit features.
Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the Contract owner.
For Deferred Annuities owned by a non-natural person, the required distribution rules apply upon the death or change in the primary Annuitant. If there is more than one Annuitant of a Contract held by a non-natural person, then such required distributions will be triggered by the death of the first co-Annuitant.
Investor Control
In certain circumstances, owners of variable annuity non-qualified contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract such as the number of Portfolios available and the flexibility of the Contract owner to allocate purchase payments and transfer amounts among the Divisions have not been addressed. While we believe that the Contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract owner from being treated as the owner of the Separate Account assets supporting the Contract.
Taxation of Payments in Annuity Form
Payments received from the Contract in the form of an annuity are taxed differently depending on whether You select a fixed or variable payment option. For fixed annuity payments, payments are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the Contract is annuitized (i.e., the accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the Contract divided by the total payments You expect to receive based on IRS factors, such as the form of annuity and mortality. The exclusion ratio is applied to each fixed annuity payment to determine the portion that is a non-taxable return of investment in the Contract and it is excludable from your taxable income until your investment in the Contract, is fully recovered.
Variable annuity payments are expected to fluctuate and the amount You may receive is uncertain. Variable annuity payments are taxable as ordinary income to the extent they exceed the portion of each annuity payment that is determined to be a non-taxable return of your investment in the Contract. The non-taxable return of your investment in the Contract is determined by dividing the investment in the Contract (with adjustment) by the number of years over which it is anticipated the annuity will be paid. In general, your investment in the Contract is recovered pro-rata over the expected payment period.
We will make this calculation for You. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified Contract is an amount greater — or less — than the taxable amount determined by us and reported by us to You and the IRS.
Once You have recovered the investment in the Contract further annuity payments are fully taxable.

If You die before your investment in the Contract is fully recovered, the balance of your investment may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be recovered by your beneficiary.
The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Start Date.
Once annuity payments have commenced, You may not be able to transfer to another non-qualified annuity contract or a long-term care contract as part of a tax-free exchange.
If the Contract allows, You may elect to convert less than the full value of your Contract, to an annuity form of pay-out (i.e., “partial annuitization”). In this case, your investment in the Contract will be pro-rated between the annuitized portion of the Contract or Deferred Annuity and the deferred portion. An exclusion ratio or excludable amount will apply to the annuity payments as described above, provided the annuity form You elect is payable for at least 10 years or for the life of one or more individuals.
The federal income tax treatment of an annuity payment option that contains a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain. Specifically, it is possible that (a) all payments made under the annuity payment option will be taxed as withdrawals, on an income-first basis, rather than as annuity payments, a portion of which would be excludable from income as a return of investment in the contract, or (b) the ability to fully recover the investment in the contract over the annuity payment period may be limited due to the reduction or elimination of future annuity payments that would have each had an excludable amount.
Additionally, it is uncertain whether the exercise of a commutation feature under a joint and survivor variable life annuity payment option constitutes an exchange into a Contract thus requiring payout of any remaining interest in the Contract within five years of a Contract owner’s death (or the primary annuitant’s death where the Contract owner is not a natural person) or over the designated beneficiary’s life (or over a period no longer than the beneficiary’s remaining life expectancy) with such payments beginning within 12 months of the date of death if a Contract owner dies during the certain period for such payout option. Accordingly, we reserve the right to restrict the availability of the commutation feature or to require the value of all remaining income payments be paid to the designated beneficiary or to the surviving joint annuitant, as the case may be, in a lump sum after proof of a Contract owner’s death (or of a primary annuitant’s death, where the owner is not a natural person) during the certain period to comply with these tax law requirements.
3.8% Tax on Net Investment Income
Federal tax law imposes a 3.8% Medicare tax on the lesser of:
(1) the taxpayer’s “net investment income” (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or
(2) the taxpayer’s modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly and qualifying widows, $125,000 for married couples filing separately, and $200,000 for single filers).
“Net investment income” in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or governmental plans under 457(b)), but such income will increase modified adjusted gross income in Item 2 above.

You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.
Qualified Annuity Contracts
Introduction
The Contract may be purchased through certain types of retirement plans that receive favorable treatment under the Code (“tax qualified plans”). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.
The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.
We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.
All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.
A Contract, may also be available in connection with an employer’s non-qualified deferred compensation plan or qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex; please consult your tax adviser about your particular situation.
Treatment of Separate Account Charges
It is possible that at some future date the Internal Revenue Service (“IRS”) may consider that Contract charges attributable to the guaranteed death benefits are to be treated as distributions from the Contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution.
Accumulation
The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution under qualified plans are limited under the Code.
Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a “before tax” basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an “after tax” basis do not reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.
The Contract will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.
For income annuities established as “pay-outs” of SIMPLE IRAs, the Contract will only accept a single purchase payment consisting of a transfer or rollover from another SIMPLE IRA.
For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan), the Contract will only accept as its single purchase payment a transfer from such employer retirement plan.
Taxation of Annuity Distributions
If contributions are made on a “before tax” basis, You generally pay income taxes on the full amount of money You receive under the Contract. Withdrawals attributable to any after-tax contributions are basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any).
Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.
If You meet certain requirements, your Roth account earnings can be received free of Federal income taxes.
With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise (where permitted). The amount we will withhold is determined by the Code.
Guaranteed Withdrawal Benefits (where applicable)
If You have purchased the Lifetime Withdrawal Guarantee benefit (“LWG”), where otherwise made available, note the following:
In determining your required minimum distribution each year, the actuarial value of this benefit as of the prior December 31 must be taken into account in addition to the Contract Value.
If You have purchased any Guaranteed Withdrawal Benefit or LWG, where otherwise made available, note the following:
The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Contract Value (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Contract Value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Withdrawal Benefit exceeds the Contract Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.
In the event that the Contract Value goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.
MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with Federal income tax rules and/or IRS guidance (whether formal or informal).
Withdrawals Prior to Age 59 1∕2
A taxable withdrawal from a qualified plan which is subject to income tax may also be subject to a 10% Federal income tax penalty for “early” distribution if taken prior to age 59 1∕2, unless an exception applies. The penalty rate is 25% for SIMPLE plan Deferred Annuities if the withdrawal occurs within the first 2 years of your participation in the plan.
These exceptions include but are not limited to withdrawals made:
(a) on account of your death or disability, or
(b) as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (or life expectancies) of You and your designated beneficiary and You are separated from employment.
If You receive systematic payments that You intend to qualify for the “substantially equal periodic payments” exception noted above, certain modifications (except due to death or disability) to your payment before age 59 1∕2 or within five years after beginning these payments, whichever is later, may result in the retroactive imposition of the 10% Federal income tax penalty with interest (25% for certain SIMPLE plan withdrawals). Such modifications may include but are not limited to additional purchase payments to the Contract and additional withdrawals from the Contract. However, the SEEP exception may continue to apply to:
(1) a tax-free rollover, transfer or exchange to another eligible arrangement if the combined distributions from the old and new arrangements continue to satisfy the exception, and
(2) payments from annuities that otherwise satisfy the RMD rules.
You should consult your tax adviser about your particular situation.
The 10% Federal income tax penalty on early distribution does not apply to governmental 457(b) plan Contracts. However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.
In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first-time home purchase up to $10,000.
Other exceptions to the Federal income tax penalty for early distributions may be applicable under certain circumstances and special rules may apply or may become applicable in connection with the exceptions enumerated above. You should consult with your tax advisor for further details.

Rollovers
Your Contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).
Nevertheless, Contracts held in certain employer plans may be transferred in part pursuant to a QDRO.
Under certain circumstances, You may be able to transfer amounts distributed from your Contract to another eligible retirement plan or IRA. Federal tax law limits You to making only one 60-day rollover from an IRA to another IRA in any 12-month period and the limit is applied across all IRAs that You own, including SEP, SIMPLE, and Roth IRAs. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.
You may make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. Rollovers from another qualified plan can generally be made to your SIMPLE IRA after you have participated in the SIMPLE IRA for at least two years. Rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA or account during the first two years that You participate in the SIMPLE IRA plan. After this two-year period, rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA or account, as well as into another SIMPLE IRA.
Generally, a distribution may be eligible for rollover, but certain types of distributions cannot be rolled over, such as distributions received:
(a) to meet minimum distribution requirements,
(b) for financial hardship, or
(c) for a period of ten or more years or for life.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You directly transfer a withdrawal from this Contract to another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into the Contract from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not “eligible rollover distributions,” the Code imposes different withholding rules to determine the applicable withholding amount.
Death Benefits
The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).
CONTRACTS ANNUITIZED ON OR BEFORE 12/20/19 AND DEATHS OCCURRING ON OR BEFORE 12/31/19
Distributions required from a qualified annuity Contract following your death depend on whether You die before You had converted your Contract to an annuity form and started taking annuity payments (your Annuity Start Date).

If You die on or after your Annuity Start Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
If You die before your Annuity Start Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death).
Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death; the beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.
If the IRA is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the Contract owner. If your Contract permits, your beneficiary spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1∕2.
Your spouse may elect to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to roll over the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your beneficiary is not your spouse and your plan and Contract permit, your beneficiary may be able to roll over the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.
CONTRACTS ANNUITIZED AFTER 12/20/19 AND DEATHS OCCURRING AFTER 12/31/19
Distributions required from a qualified Contract following Your death must be fully distributed to designated beneficiaries within ten (10) years after the date of death. This distribution period applies regardless of whether You die before, on, or after the Annuity Start Date. In addition, if Your death occurs on or after Your Annuity Start Date, designated beneficiaries must also take an annual required minimum distribution beginning in the first calendar year after the calendar year of Your death. Separate rules apply to a designated beneficiary who is an Eligible Designated Beneficiary.
An Eligible Designated Beneficiary is an individual who, on the date of death, is:
(1) Your surviving spouse;
(2) Your child who has not yet reached the age of majority (as defined by federal tax law);
(3) a chronically ill individual as defined by the Code; or
(4) any other individual who is not more than ten (10) years younger than You.
An Eligible Designated Beneficiary may receive the remaining portion of the interest in the Contract over his/her life or life expectancy, beginning in the year following the year of death.
If your Contract permits, your Eligible Designated Beneficiary spouse may delay the start of these payments until December 31 of the year You would have reached your Required Beginning Date.
Following the death of an Eligible Designated Beneficiary, the remaining interest in the Contract must be distributed within ten (10) years. In addition, a child who is an Eligible Designated Beneficiary because he or she has not yet reached the age of majority must have the remaining interest in the Contract fully distributed within ten (10) years after reaching the age of majority.

Your spouse may elect to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to roll over the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your beneficiary is not your spouse and your plan and Contract permit, your beneficiary may be able to roll over the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.
NON-DESIGNATED BENEFICIARIES
Distributions required from a qualified Contract following your death must generally be distributed to Non-designated beneficiaries (for example, charitable organizations or nonqualified trusts) within five (5) years of the date of death. However, if your death occurs after the Required Beginning Date, the benefits may be paid out to the non-designated beneficiary at least as rapidly as under the method of distribution being used as of the date of death.
Required Minimum Distributions
Generally, You must begin receiving amounts from your retirement plan by April 1st following the latter of:
(a) the calendar year in which You reach your Required Beginning Date (as defined by Section 401(a)(9) of the Code), or
(b) the calendar year You retire, provided You do not own more than 5% of the outstanding stock, capital, or profits of your employer.
For IRAs (including SEPs and SIMPLEs), You must begin receiving withdrawals by April 1st of the year after You reach your Required Beginning Date even if You have not retired.
Your required minimum distribution request must be in Good Order and payment must be processed by MetLife prior to the due date (generally the end of the calendar year or April 1st of the year following the year in which You reach your Required Beginning Date) in order to satisfy the requirement for the applicable tax year.
A Federal tax penalty may apply if the amount distributed to You for the tax year under any tax qualified plan (as defined earlier) is less than Your required minimum distribution amount.
You may not satisfy minimum distributions for one employer’s qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEPs and SIMPLEs) or 403(b) plans. The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs. Similarly, the amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of your 403(b) plan contracts. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of your SIMPLE IRAs.
Complex rules apply to the calculation of minimum distributions. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the portfolios but also with respect to actuarial gains.
The regulations also require that the value of benefits under a Contract including certain death benefits in excess of Contract Value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.
If You intend to receive your minimum distributions which are payable over the joint lives of You and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the Beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the excise tax. You should consult your own tax adviser as to how these rules affect your own Contract.
Required minimum distribution rules that apply to other types of retirement accounts while You are alive do not apply to Roth accounts. However, in general, the post-death rules with respect to required minimum distributions do apply to beneficiaries of Roth accounts.
Additional Information Regarding IRAs
Purchase Payments
Except for permissible rollovers and direct transfers, purchase payments for individuals are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple’s compensation is at least equal to their aggregate contributions. If You have compensation, you can continue to make purchase payments after beginning required minimum distributions if your Contract permits. Individuals age 50 and older are permitted to make additional “catch-up” contributions if they have sufficient compensation. If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If You exceed purchase payment limits You may be subject to a tax penalty.
Roth IRA purchase payments for individuals are non-deductible (made on an “after tax” basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional “catch-up” purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits.
Withdrawals
If and to the extent that Traditional IRA purchase payments are made on an “after tax” basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise (where permitted). The amount we withhold is determined by the Code.
Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after the tax year for which you made your first purchase payment to a Roth IRA; and (2) they are made on or after the date You reach age 59 1∕2 or upon your death, disability or for a qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless You elect otherwise (where permitted). The amount will be determined by the Code.
Conversion
Traditional IRAs may be converted to Roth IRAs. Except to the extent You have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits, including any death benefit in addition to the Account Value; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Contract may include such benefits and applicable charges. Accordingly, if You are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the Contract Value at the date of conversion.
A conversion from a traditional IRA, SEP or SIMPLE to a Roth IRA made on or after January 1, 2018 cannot be recharacterized. Please consult your tax adviser.
Additional Information regarding TSA (ERISA and non-ERISA) 403(b)
Special Rules Regarding Exchanges
In order to satisfy tax regulations, contract exchanges within a 403(b) plan must, at a minimum, meet the following requirements: (1) the plan must allow the exchange; (2) the exchange must not result in a reduction in a Participant’s or a Beneficiary’s accumulated benefit: (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged; and (4) if the issuer receiving the exchanges is not part of the plan, the employer enters into an agreement with the issuer to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult Your tax or legal counsel for any advice relating to Contract exchanges or any other matter relating to these regulations.
Withdrawals
If You are under age 59 1∕2, You generally cannot withdraw money from your 403(b) Contract unless the withdrawal:
a) Relates to purchase payments made prior to 1989 and pre-1989 earnings on those purchase payments;
b) Is exchanged to another permissible investment under your 403(b) plan;
c) Relates to contributions to an annuity contract that are not salary reduction elective deferrals, if Your plan allows it;
d) Occurs after You die, leave Your job or become disabled (as defined by the Code);
e) Is for financial hardship (but only to the extent of elective deferrals), if Your plan allows it;
f) Relates to distributions attributable to certain 403(b) plan terminations, if the conditions of the Code are met;
g) Relates to rollover or after-tax contributions; or
h) Is for the purchase of permissive service credit under a governmental defined benefit plan.
In addition, a Section 403(b) Contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant’s severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age or disability.
Other exceptions may apply or become applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Accordingly, if You are considering taking a withdrawal prior to age 59 1∕2, please consult your tax adviser to determine whether an exception applies to your particular situation.
Distinction for Puerto Rico Code
An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a “cash or deferred” arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.
A Puerto Rico qualified retirement plan trust, all of the participants of which are Puerto Rico residents may be exempted from income taxation pursuant to 2011 PR Code Section 1081.01 and Section 1022(i)(1) of ERISA as such trust will be treated for purposes of the Code Section 501(a) as a trust described in Code Section 401(a). If a variable annuity contract is acquired by said trust, the earnings accumulated or distributed under such contract or any income realized from the sale or exchange of the contract may not be subject to current income taxation due to the income tax exemption that the trust is entitled to. Whether a Puerto Rico retirement plan trust is qualified under 2011 PR Code Section 1081.01 depends on the facts and circumstances of each case. Each fiduciary of a Puerto Rico retirement plan should ascertain the qualified status of the retirement plan trust, and thus, that it enjoys the benefits of income tax exemption before investing in the variable annuity contract.
Contributions
The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.
Distributions
Any amount received or made available to the employee under the qualified plan is generally includible in the gross income of the employee in the taxable year in which received or made available. However, lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation from employment or termination of a retirement plan will generally be treated as ordinary income subject to a withholding tax rate of 20%.
A special rate of 10% may apply instead, if the plan satisfies the following requirements:
(1) the plan’s trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and
(2) 10% of all plan’s trust assets (calculated based on the average balance of the investments of the trust) attributable to participants which are Puerto Rico residents must be invested in “property located in Puerto Rico” for a three-year period.
If those two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three- year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes shares of stock of a Puerto Rico Registered Investment Company (RIC), Fixed or Variable Annuities issued by a domestic insurance company or by a foreign insurance company that derives more than 80% of its gross income from sources within Puerto Rico, bank deposits. The 2011 PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.
In the case of distributions from a qualified plan in the form of annuity installments as a result of termination of employment, amounts received are taxable in an amount equal to 3% of the after-tax contributions not previously distributed, which would be considered the tax cost. The remaining portion is not taxable until you have recovered the total after-tax contributions made to the qualified plan. You may be able to exclude from gross income up to $11,000, if you are less than 60 years of age, or up to $15,000, if you are at least 60 years of age, of the taxable portion of the installment payments received every year.
Upon the occurrence of a “Declared Disaster”, like a hurricane, Retirement Plans are allowed to make Eligible Distributions to a participant resident of Puerto Rico who requests the same. The Eligible Distribution may not exceed $100,000, and must be made during a period of time to be identified by the Puerto Rico Treasury through administrative guidance and be used to cover damages or losses suffered, and extraordinary expenses incurred by the individual as a result of a Declared Disaster. The first $10,000 will be exempted from income taxation, including the alternate basic tax, and amounts exceeding $10,000 will be subject to a 10% income tax to be withheld at the source, in lieu of any other income tax, including the alternate basic tax.
Distributions of retirement income made to a Non-Resident of Puerto Rico by a dual qualified retirement plan (qualified under the U.S. Internal Revenue Code and the 2011 PR Code) funded through a U.S. situs trust will not be subject to Puerto Rico income tax. The State Taxation of Pension Act of 1995 appears to preempt the 2011 PR Code from the imposition of any income tax to distributions to individuals who are not residents of Puerto Rico even if such individuals performed services covered by a retirement plan in Puerto Rico while they were Puerto Rico residents. However, in order for such exemption to be available, the Puerto Rico Treasury requires the participant to submit to his/her employer either: (i) IRS Form 8898 (Statement for Individuals Who Begin or End Bona Fide Residence in a U.S. Possession); or (ii) a Sworn Statement including certain personal information directed to establish his/her residence in a State within the continental U.S.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution if you are a resident of Puerto Rico.
Rollover
Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account (IRA) for the employee’s benefit no later than sixty (60) days after the distribution.
ERISA Considerations
In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto

Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012. Notwithstanding the above, the IRS has recently held that a Puerto Rico retirement plan described in ERISA Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors.
Similar to the IRS Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013 providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term “spouse” spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction that does not recognize same-sex marriage.
LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

APPENDIX A — INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolios available. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://dfinview.com/metlife/PUFT/MET000204. You can also request this information at no cost by calling (800) 638-7732, by sending an email request to RCG@metlife.com, or through your registered representative. Depending on the optional benefits You choose, You may not be able to invest in certain Portfolio Companies as described below.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may include. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company's past performance is not necessarily an indication of future performance.

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
					1 YEAR	5 YEAR	10 YEAR
US Equity	American Funds Growth Fund(1) - Class 2 Capital Research and Management CompanySM	0.58%	0.25%	0.83%	20.24%	13.37%	17.97%
US Equity	American Funds Growth- Income Fund(1) - Class 2 Capital Research and Management CompanySM	0.53%	0.25%	0.78%	18.06%	13.90%	13.92%
Global Equity	American Funds SMALLCAP World Fund®*(1)†† - Class 2 Capital Research and Management CompanySM	0.90%	0.25%	1.15%	14.64%	0.49%	7.23%
US Fixed Income	American Funds The Bond Fund of America*(1) - Class 2 Capital Research and Management CompanySM	0.47%	0.25%	0.72%	7.26%	-0.14%	2.36%
Allocation	American Funds® Aggressive Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	0.99%	—	0.99%	19.90%	9.30%	10.88%
Allocation	American Funds® Balanced Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	0.96%	—	0.96%	17.02%	7.26%	8.99%
Allocation	American Funds® Moderate Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	0.95%	—	0.95%	14.46%	5.71%	7.30%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
					1 YEAR	5 YEAR	10 YEAR
International Equity	Baillie Gifford International Stock Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited	0.99%	—	0.99%	18.96%	0.70%	7.34%
International Equity	Baillie Gifford International Stock Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited	0.89%	—	0.89%	19.13%	0.80%	7.45%
US Fixed Income	BlackRock Bond Income Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.63%	—	0.63%	7.68%	-0.42%	2.12%
US Fixed Income	BlackRock Bond Income Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.53%	—	0.53%	7.79%	-0.32%	2.22%
US Equity	BlackRock Capital Appreciation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.81%	—	0.81%	12.91%	10.79%	15.51%
US Fixed Income	BlackRock Ultra-Short Term Bond Portfolio*(2) - Class B Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.62%	—	0.62%	3.89%	2.83%	1.85%
US Fixed Income	BlackRock Ultra-Short Term Bond Portfolio*§ - Class E Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.52%	—	0.52%	3.99%	2.93%	1.95%
Allocation	Brighthouse Asset Allocation 100 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.96%	—	0.96%	17.06%	8.63%	10.70%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
					1 YEAR	5 YEAR	10 YEAR
Allocation	Brighthouse Asset Allocation 20 Portfolio* - Class B Brighthouse Investment Advisers, LLC	0.93%	—	0.93%	9.25%	2.06%	3.97%
Allocation	Brighthouse Asset Allocation 40 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.91%	—	0.91%	11.50%	3.84%	5.69%
Allocation	Brighthouse Asset Allocation 60 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.91%	—	0.91%	13.77%	5.55%	7.47%
Allocation	Brighthouse Asset Allocation 80 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.93%	—	0.93%	15.63%	7.18%	9.22%
US Equity	Brighthouse/Artisan Mid Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	1.03%	—	1.03%	1.57%	6.77%	8.05%
US Equity	Brighthouse/Artisan Mid Cap Value Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	0.93%	—	0.93%	1.67%	6.88%	8.16%
US Fixed Income	Brighthouse/Franklin Low Duration Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Franklin Advisers, Inc.	0.75%	—	0.75%	5.25%	2.14%	2.23%
Allocation	Brighthouse/Wellington Balanced Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.77%	—	0.77%	12.38%	7.18%	9.14%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
					1 YEAR	5 YEAR	10 YEAR
Allocation	Brighthouse/Wellington Balanced Portfolio† - Class E Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.67%	—	0.67%	12.51%	7.29%	9.25%
US Equity	Brighthouse/Wellington Core Equity Opportunities Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.87%	—	0.87%	7.54%	8.02%	10.45%
US Equity	Brighthouse/Wellington Core Equity Opportunities Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.77%	—	0.77%	7.65%	8.13%	10.56%
US Equity	Brighthouse/Wellington Large Cap Research Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.79%	—	0.79%	15.62%	12.01%	13.33%
US Equity	Brighthouse/Wellington Large Cap Research Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.69%	—	0.69%	15.74%	12.14%	13.45%
Sector	CBRE Global Real Estate Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	0.91%	—	0.91%	6.75%	4.03%	3.95%
US Equity	Frontier Mid Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.94%	—	0.94%	4.90%	3.52%	9.88%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
					1 YEAR	5 YEAR	10 YEAR
US Equity	Frontier Mid Cap Growth Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.84%	—	0.84%	5.06%	3.63%	9.99%
International Equity	Harris Oakmark International Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.97%	—	0.97%	32.78%	6.46%	6.74%
International Equity	Harris Oakmark International Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.87%	—	0.87%	32.98%	6.56%	6.84%
Global Equity	Invesco Global Equity Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.83%	—	0.83%	15.60%	7.30%	11.00%
Global Equity	Invesco Global Equity Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.73%	—	0.73%	15.71%	7.40%	11.12%
US Equity	Invesco Small Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.99%	—	0.99%	5.83%	-0.91%	9.00%
US Equity	Invesco Small Cap Growth Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.89%	—	0.89%	5.93%	-0.81%	9.11%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
					1 YEAR	5 YEAR	10 YEAR
US Equity	Jennison Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.79%	—	0.79%	13.72%	10.01%	16.41%
US Equity	Jennison Growth Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.69%	—	0.69%	13.86%	10.12%	16.53%
Allocation	Loomis Sayles Global Allocation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.04%	—	1.04%	12.59%	6.25%	9.22%
US Equity	Loomis Sayles Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.80%	—	0.80%	14.90%	14.77%	13.91%
US Equity	Loomis Sayles Growth Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.70%	—	0.70%	15.05%	14.89%	14.02%
US Equity	Loomis Sayles Small Cap Core Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.15%	—	1.15%	5.02%	7.17%	9.15%
US Equity	Loomis Sayles Small Cap Core Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.05%	—	1.05%	5.13%	7.28%	9.26%
US Equity	Loomis Sayles Small Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.14%	—	1.14%	3.73%	2.28%	9.84%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
					1 YEAR	5 YEAR	10 YEAR
US Equity	Loomis Sayles Small Cap Growth Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.04%	—	1.04%	3.80%	2.38%	9.95%
US Fixed Income	MetLife Aggregate Bond Index Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.51%	—	0.51%	6.80%	-0.88%	1.51%
US Fixed Income	MetLife Aggregate Bond Index Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.41%	—	0.41%	7.01%	-0.77%	1.61%
US Equity	MetLife Mid Cap Stock Index Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.55%	—	0.55%	6.86%	8.54%	10.16%
US Equity	MetLife Mid Cap Stock Index Portfolio† - Class E Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.45%	—	0.45%	7.00%	8.64%	10.27%
International Equity	MetLife MSCI EAFE® Index Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.62%	—	0.62%	30.70%	8.35%	7.76%
International Equity	MetLife MSCI EAFE® Index Portfolio† - Class E Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.52%	—	0.52%	30.78%	8.45%	7.87%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
					1 YEAR	5 YEAR	10 YEAR
Allocation	MetLife Multi-Index Targeted Risk Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.62%	—	0.62%	9.08%	2.93%	5.31%
US Equity	MetLife Russell 2000® Index Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.55%	—	0.55%	12.33%	5.71%	9.27%
US Equity	MetLife Russell 2000® Index Portfolio† - Class E Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.45%	—	0.45%	12.49%	5.82%	9.38%
US Equity	MetLife Stock Index Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.52%	—	0.52%	17.28%	13.84%	14.24%
US Equity	MetLife Stock Index Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.42%	—	0.42%	17.41%	13.95%	14.36%
International Equity	MFS® Research International Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.81%	—	0.81%	22.41%	5.54%	7.57%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
					1 YEAR	5 YEAR	10 YEAR
International Equity	MFS® Research International Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.71%	—	0.71%	22.54%	5.64%	7.68%
Allocation	MFS® Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.87%	—	0.87%	10.83%	6.15%	7.38%
Allocation	MFS® Total Return Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.77%	—	0.77%	10.94%	6.26%	7.49%
US Equity	MFS® Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.83%	—	0.83%	13.00%	9.84%	9.99%
US Equity	MFS® Value Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.73%	—	0.73%	13.11%	9.95%	10.10%
US Equity	Morgan Stanley Discovery Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.90%	—	0.90%	13.19%	-5.83%	14.00%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
					1 YEAR	5 YEAR	10 YEAR
US Equity	Morgan Stanley Discovery Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.80%	—	0.80%	13.32%	-5.73%	14.11%
US Equity	Neuberger Berman Genesis Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	1.06%	—	1.06%	-4.74%	2.62%	8.86%
US Equity	Neuberger Berman Genesis Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	0.96%	—	0.96%	-4.64%	2.71%	8.97%
US Fixed Income	PIMCO Inflation Protected Bond Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	1.38%	—	1.38%	7.74%	1.15%	3.09%
US Fixed Income	PIMCO Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.83%	—	0.83%	8.90%	-0.07%	2.30%
US Fixed Income	PIMCO Total Return Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.73%	—	0.73%	8.98%	0.04%	2.41%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
					1 YEAR	5 YEAR	10 YEAR
Allocation	State Street Moderate ETF Portfolio - Class B (formerly known as SSGA Growth and Income ETF Portfolio - Class B) Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.75%	—	0.75%	16.78%	7.19%	7.85%
Allocation	State Street Moderately Aggressive ETF Portfolio - Class B (formerly known as SSGA Growth ETF Portfolio - Class B) Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.78%	—	0.78%	19.23%	9.01%	9.31%
US Equity	T. Rowe Price Large Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.81%	—	0.81%	15.45%	9.37%	14.10%
US Equity	T. Rowe Price Large Cap Growth Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.71%	—	0.71%	15.54%	9.47%	14.21%
US Equity	T. Rowe Price Mid Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc. is the subadviser T. Rowe Price Investment Management, Inc. is the sub-subadviser	0.95%	—	0.95%	3.42%	3.83%	9.77%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
					1 YEAR	5 YEAR	10 YEAR
US Equity	T. Rowe Price Mid Cap Growth Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc. is the subadviser T. Rowe Price Investment Management, Inc. is the sub-subadviser	0.85%	—	0.85%	3.62%	3.92%	9.88%
US Equity	T. Rowe Price Small Cap Growth Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.76%	—	0.76%	10.00%	5.48%	10.60%
US Equity	T. Rowe Price Small Cap Growth Portfolio† - Class E Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.66%	—	0.66%	10.17%	5.59%	10.72%
US Equity	Victory Sycamore Mid Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management, Inc.	0.85%	—	0.85%	2.29%	9.62%	9.58%
US Equity	Victory Sycamore Mid Cap Value Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management, Inc.	0.75%	—	0.75%	2.42%	9.74%	9.70%
US Fixed Income	Western Asset Management Government Income Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC	0.74%	—	0.74%	7.21%	-1.27%	1.21%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2025)
					1 YEAR	5 YEAR	10 YEAR
US Fixed Income	Western Asset Management Strategic Bond Opportunities Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC	0.82%	—	0.82%	8.88%	1.17%	3.77%
US Fixed Income	Western Asset Management Strategic Bond Opportunities Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC	0.72%	—	0.72%	8.95%	1.27%	3.88%
US Fixed Income	Western Asset Management U.S. Government Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC	0.75%	—	0.75%	6.81%	0.35%	1.57%
US Fixed Income	Western Asset Management U.S. Government Portfolio*† - Class E Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC	0.65%	—	0.65%	6.91%	0.45%	1.67%
*
The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
†
The Portfolio is no longer available for additional allocations.
§
Closed to new investments except under dollar cost averaging and rebalancing programs in existence at the time of closing.
(1)
The Portfolio has an additional platform fee of 0.25%. This amount is included in the Mortality and Expense Risk Charge and is not a separate charge.
(2)
The BlackRock Ultra-Short Term Bond Division is only available in the C Class Deferred Annuity purchased after April 30, 2003, and Deferred Annuities issued in New York State and Washington State with the GMIB I, the GMIB II, the GMIB Plus I, the GMIB Plus II, the GWB I, the Enhanced GWB, the LWG I, the LWG II or the EDB I.
††
Effective May 1, 2026, the American Funds Global Small Capitalization Fund changed its name to American Funds SMALLCAP World Fund®.
Some of the investment choices may not be available under the terms of your Contract. Your Contract or other correspondence we provide You will indicate the Divisions that are available to You.

INVESTMENT ALLOCATION RESTRICTIONS FOR CERTAIN OPTIONAL BENEFITS
If You elected the GMIB Plus I or LWG I You are limited to allocating your purchase payments and Account Balance among the funding options below. The MetLife Mutli-Index Targeted Risk is intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under the GMIB Plus I and LWG I. In addition, other investment options that are available if these optional benefits are not selected may offer the potential for higher returns.
GMIB Plus I	LWG I
Brighthouse Asset Allocation 20 Division	Brighthouse Asset Allocation 20 Division
Brighthouse Asset Allocation 40 Division	Brighthouse Asset Allocation 40 Division
Brighthouse Asset Allocation 60 Division	Brighthouse Asset Allocation 60 Division
Brighthouse Asset Allocation 80 Division	Brighthouse Asset Allocation 80 Division
American Funds® Moderation Allocation Division	BlackRock Ultra-Short Term Bond Division (available with C Class Deferred Annuities issued after April 30, 2003, and in New York State and Washington State only)
American Funds® Balanced Allocation Division	American Funds® Moderate Allocation Division
American Funds® Aggressive Allocation Division	American Funds® Balanced Allocation Division
Fixed Interest Account	American Funds® Aggressive Allocation Division
State Street Moderately Aggressive ETF Division	State Street Moderately Aggressive ETF Division
State Street Moderate ETF Division	State Street Moderate ETF Division
BlackRock Ultra-Short Term Bond Division (where available)	MetLife Aggregate Bond Index Division
MetLife Aggregate Bond Index Division	MetLife Multi-Index Targeted Risk Division
MetLife Multi-Index Targeted Risk Division	Western Asset Management® Government Income Division
Western Asset Management® Government Income Division
If You elect the LWG II, the GMIB Plus II or the EDB I, You must comply with certain investment allocation restrictions. Specifically, You must allocate according to either Option (A) or Option (B) below. The MetLife Mutli-Index Targeted Risk and Fixed Interest Account investment options in Option (A) and Option (B) below are intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under the LWG II, GMIB Plus II and EDB I. In addition, other investment options that are available if these optional benefits are not selected may offer the potential for higher returns. The Enhanced Dollar Cost Averaging Program is available in either Option (A) or Option (B). Only certain of the automated investment strategies are available under Option (A) and Option (B). (See “Optional Automated Investment Strategies and Optional Enhanced Dollar Cost Averaging Program” and the charts titled “Enhanced Dollar Cost Averaging (“EDCA”) Program and Automated Investment Strategies.”)

Option A(1)(2)
100% of purchase payments or Account Balance to the following Investment Choices	American Funds® Balanced Allocation Division	Brighthouse Asset Allocation 60 Division
	American Funds® Moderate Allocation Division	MetLife Multi-Index Targeted Risk Division
	Brighthouse Asset Allocation 20 Division	State Street Moderate ETF Division
Brighthouse Asset Allocation 40 Division
(1)
You may also allocate purchase payments or Account Balance to the Fixed Interest Account and the BlackRock Ultra-Short Term Bond Division (where available), and may also allocate purchase payments to the EDCA program, provided that your destination portfolios are one or more of the above listed Divisions; You may not allocate purchase payments to an automated investment strategy.
(2)
For Contracts for which applications and necessary information were received at our Administrative Office prior to May 4, 2009, the following Divisions are also available under Option (A): American Funds® Aggressive Allocation Division, Brighthouse Asset Allocation 80 Division, and State Street Moderately Aggressive ETF Division.
OR
Option B(1)(2)
Platform 1 (at least 30% of purchase
payments or Account Balance to the
following investment choices and/or to
the Fixed Interest Account and the
BlackRock Ultra-Short Term Bond
Division (where available)
American Funds Bond	BlackRock Bond Income
Brighthouse/Franklin Low Duration Total Return	MetLife Aggregate Bond Index
PIMCO Inflation Protection Bond	PIMCO Total Return
Western Asset Management® Government Income	Western Asset Management U.S. Government

Platform 2 (up to 70% of purchase payments or Account Balance to the following investment choices)	American Funds Growth	Jennison Growth
	American Funds Growth-Income	Loomis Sayles Global Allocation
	Baillie Gifford International Stock	Loomis Sayles Growth
	BlackRock Capital Appreciation	MetLife Multi-Index Targeted Risk
	Brighthouse Asset Allocation 100	MetLife MSCI EAFE® Index
	Brighthouse/Wellington Balanced	MetLife Stock Index
	Brighthouse/Wellington Core Equity Opportunities	MFS® Research International
	Brighthouse/Wellington Large Cap Research	MFS® Total Return
	Harris Oakmark International	MFS® Value
	Western Asset Management StrategicBond Opportunities	T. Rowe Price Large Cap Growth
	Invesco Global Equity	Frontier Mid Cap Growth
Platform 3 (up to 15% of purchase payments or Account Balance to the following investment choices)	Brighthouse/Artisan Mid Cap Value	Morgan Stanley Discovery
	MetLife Mid Cap Stock Index	Victory Sycamore Mid Cap Value
	T. Rowe Price Mid Cap Growth	Clarion Global Real Estate
Platform 4 (up to 15% of purchase payments or Account Balance to the following investment choices)	American Funds SMALLCAP World Fund®	Loomis Sayles Small Cap Core
	Invesco Small Cap Growth	MetLife Russell 2000® Index
	Loomis Sayles Small Cap Growth	T. Rowe Price Small Cap Growth
Neuberger Berman Genesis
(1)
For Contracts for which applications and necessary information were received at our Administrative Office prior to May 4, 2009 the following investment allocation restrictions apply under Option (B): You must allocate at least 15% of purchase payments or Account Balance to Platform 1 investment choices and/or the Fixed Interest Account and the BlackRock Ultra-Short Term Bond Division (where available) and You may allocate up to 85% of purchase payments or Account Balance to Platform 2 investment choices (the percentages for Platforms 3 and 4 are the same as those listed above)
(2)
We determine whether an investment choice is classified as Platform 1, Platform 2, Platform 3 or Platform 4. We may determine or change the classification of an investment choice in the event that an investment choice is added, deleted, substituted, merged or otherwise reorganized. You will not be required to reallocate purchase payments or Account Balance that You allocated to an investment choice before we changed its classification, unless You make a new purchase payment or request a transfer among investment choices (other than pursuant to rebalancing and an Enhanced Dollar Cost Averaging Program in existence at the time the classification of the investment choice changed). If You make a new purchase payment or request a transfer among investment choices, You will be required to take the new classification into account in the allocation of your entire Account Balance. We will provide You with prior written notice of any changes in classification of investment choices.

If You have elected the GMAB, we require You to allocate your purchase payments and all of your Account Balance to one of the asset allocation Divisions listed below:
-Brighthouse Asset Allocation 20 Division
-Brighthouse Asset Allocation 40 Division
-Brighthouse Asset Allocation 60 Division
You may also allocate purchase payments to the Enhanced Dollar Cost Averaging Program, if available, provided that any amounts transferred from the program to a Division must be transferred to the one Division You have chosen.
Index Selector. If You elect the Index Selector You are limited to allocating your purchase payments and Account Balance among the following funding options and the Fixed Interest Account (or the BlackRock Ultra-Short Term Bond Division in lieu of the Fixed Interest Account for the C Class Deferred Annuities, a Deferred Annuity issued in New York State and Washington State with GMIB I, GMIB II, GWB I, Enhanced GWB or the LWG I):
MetLife Aggregate Bond Index
MetLife Stock Index
MetLife MSCI EAFE Index
MetLife Russell 2000 Index
MetLife Mid Cap Stock Index
Guaranteed Minimum Accumulation Benefit. The asset allocation Divisions available if you choose the GMAB and the percentage of purchase payments that determine the guaranteed amount and the number of years to the Maturity Date for each are:
Division	Guaranteed Amount (% of Purchase Payments)	Years to Maturity Date
Brighthouse Asset Allocation 20 Division	130%	10 years
Brighthouse Asset Allocation 40 Division	120%	10 years
Brighthouse Asset Allocation 60 Division	110%	10 years
Optional Enhanced Dollar Cost Averaging Program and Automated Investment Strategies. The Enhanced Dollar Cost Averaging Program is available in either Option (A) or Option (B). If You choose to allocate according to Option (B) above, and You choose to allocate a purchase payment to the Enhanced Dollar Cost Averaging Program, You must allocate the entire purchase payment to that program. Any transfer from an Enhanced Dollar Cost Averaging Program balance must be allocated in accordance with the limitations described above. In addition, if You made previous purchase payments before allocating a purchase payment to the Enhanced Dollar Cost Averaging Program, all transfers from the Enhanced Dollar Cost Averaging Program balance must be allocated to the same Divisions as your most recent allocations for purchase payments. The Rebalancer is available in Option (A). Only the Conservative and Conservative to Moderate Models of Index Selector are available in Option (A). Index Selector is not available if You choose Option (B).
Your purchase payments and transfer requests must be allocated in accordance with the above limitations. We will reject any purchase payments or transfer requests that do not comply with the above limitations.
Rebalancing. If You choose to allocate according to Option (B) above, we will rebalance your Account Balance on a quarterly basis based on your most recent allocation of purchase payments that complies with the allocation limitations described above. We will also rebalance your Account Balance when we receive a subsequent purchase payment that is accompanied by new allocation instructions (in addition to the quarterly rebalancing). We will first rebalance your Account Balance on the date that is three months from the optional benefit issue date; provided however, if a quarterly rebalancing date occurs on the 29th, 30th or 31st of a month, we will instead rebalance on the first day of the following month. We will subsequently rebalance your Account Balance on each quarter thereafter on the same day. In addition, if a quarterly rebalancing date is not a business day, the reallocation will occur on the next business day. Withdrawals from the Contract will not result in rebalancing on the date of withdrawal. The rebalancing requirement described above does not apply if You choose to allocate according to Option (A) above.
Fixed Option
The following is information on the Fixed Interest Account currently available under the Contract. The Fixed Interest Account is not available for C Class Contracts purchased after April 30, 2003, the GMAB option or any Deferred Annuity with an optional Living Benefit issued in the states of New York and Washington.
We reserve the right to restrict purchase payments and transfers to the Fixed Interest Account if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Contract; or (2) Your Account Value in the Fixed Interest Account Value is equal to or exceeds our maximum for Fixed Interest Account allocations (i.e., $1,000,000). If such restriction occurs, we will notify You of such change.
Name	Term	Minimum Guaranteed Interest Rate*
Fixed Interest Account	Initial Interest Rate Term: The interest rate for each amount allocated to the Fixed Interest Account is set by us in advance. Thereafter, each year a new rate will apply to that amount plus the interest previously credited to that amount. The new rate will be set by us in advance and will apply for 12 months. Interest will be credited to the Fixed Account on a daily basis. We may declare interest rates for different one-year periods. If we do so we will tell you in advance Renewal Rate Term: 12 months	1%
*
The Minimum Guaranteed Interest Rate Varies by Contract and may be higher than the minimum guaranteed interest rate shown. Check your Contract for the Minimum Guaranteed Interest Rate that applies to your Fixed Interest Account Option.

This Prospectus incorporates by reference all of the information contained in the Statement of Additional Information (“SAI”), which is legally part of this Prospectus.
The SAI includes additional information about the Contracts and the Separate Account. The SAI is available without charge, upon request. To view and download the Prospectus and/or SAI, please visit our website https://dfinview.com/metlife/PUFT/MET000204. To request a free copy of the Prospectus and/or SAI or to ask questions, email RCG@metlife.com or write to our Administrative Office or call (800) 638-7732.
Managing your variable annuity contract just got easier. We’re excited to share our enhanced website with you. Login or register today at online.metlife.com and enjoy a more convenient way to manage your contract and sign-up for eDelivery!
EDGAR ID: C000003506

METROPOLITAN LIFE INSURANCE COMPANY
METROPOLITAN LIFE SEPARATE ACCOUNT E
PREFERENCE PLUS SELECT® VARIABLE ANNUITY CONTRACTS
B Class, Bonus Class, C Class and L Class
STATEMENT OF ADDITIONAL INFORMATION
FORM N-4 PART B
April 27, 2026
This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus dated the same date as this Statement of Additional Information relating to B Class, Bonus Class, C Class and L Class of the Preference Plus Select Deferred Variable Annuities, and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained by visiting https://dfinview.com/metlife/PUFT/MET000204, calling (800) 638-7732 or writing to us at our Administrative Office.
Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as defined in the Prospectus. The financial statements comprising each of the Divisions of the Separate Account and the financial statements of the Company are hereby incorporated by reference to the submission form type N-VPFS, File No. 811-04001, filed by the Separate Account with the SEC on April 13, 2026.
SAI-1

Table of Contents

Page
HISTORY	SAI-3
PRINCIPAL UNDERWRITER	SAI-3
CUSTODIAN	SAI-3
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT	SAI-4
EXPERIENCE FACTOR	SAI-4
VARIABLE INCOME PAYMENTS	SAI-4
Assumed Investment Return (AIR)	SAI-4
Amount of Income Payments	SAI-5
Annuity Unit Value	SAI-5
Annuity Purchase Rate and Reallocation Privilege	SAI-5
CALCULATING THE ANNUITY UNIT VALUE	SAI-6
Determining the Variable Income Payment	SAI-7
VOTING RIGHTS	SAI-7
Disregarding Voting Instructions	SAI-8
NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT	SAI-8
Payment of Proceeds	SAI-8
TAXES	SAI-8
Non-Qualified Annuity Contracts	SAI-8
Diversification	SAI-8
ERISA	SAI-9
Federal Estate Taxes	SAI-10
Generation-Skipping Transfer Tax	SAI-10
Annuity Purchase Payments By Nonresident Aliens and Foreign Corporations	SAI-11
OTHER INFORMATION	SAI-11
Records and Reports	SAI-11
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	SAI-11
FINANCIAL STATEMENTS	SAI-11
SAI-2

HISTORY
Metropolitan Life Separate Account E (the “Separate Account”) is a separate account of Metropolitan Life Insurance Company (the “Company”). The Separate Account was first established on September 27, 1983 and meets the definition of a separate account and a unit investment trust under the federal securities laws, and complies with the provisions of the Investment Company Act of 1940, as amended (“1940 Act”).
The Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company’s home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of and controlled by MetLife, Inc., a publicly traded company.
PRINCIPAL UNDERWRITER
MetLife Investors Distribution Company (“MLIDC”) serves as principal underwriter for the Separate Account and the Contracts. The Contracts are no longer available for sale. However, Contract Owners and participants may still make purchase payments for Contracts issued except where subsequent purchase payments are currently restricted for certain optional benefits. The offering is continuous. MLIDC’s principal executive offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is affiliated with the Company and the Separate Account.
CUSTODIAN
Metropolitan Life Insurance Company (“MetLife”), 200 Park Avenue, New York, NY 10166, is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Separate Account.
SAI-3

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT
Information about the distribution of the Contracts is contained in the Prospectus. Additional information is provided below.
Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions.
The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter with respect to the Contracts over the past three years.
Underwriting Commissions
Year	Underwriting Commissions Paid to the Distributor by the Company	Amount of Underwriting Commissions Retained by the Distributor
2025	$10,265,958	$0
2024	$12,178,067	$0
2023	$13,348,109	$0
MLIDC passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, under the distribution agreement with MLIDC, we pay the following sales expenses: compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the contracts. We also pay for Distributor’s operating and other expenses.
EXPERIENCE FACTOR
We use the term “experience factor” to describe investment performance for a Division. We calculate Accumulation Unit Values once a day on every day the New York Stock Exchange (the “Exchange”) is open for trading. We call the time between two consecutive Accumulation Unit Value calculations the “Valuation Period.” We have the right to change the basis for the Valuation Period, on 30 days’ notice, as long as it is consistent with law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred.
The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the Valuation Period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Contract.
VARIABLE INCOME PAYMENTS
“Variable income payments” include variable income payments made under the Deferred Annuities and Income Annuities.
Assumed Investment Return (AIR)
The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 4% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.
SAI-4

Amount of Income Payments
The cash You receive periodically from a Division (after your first payment if paid within 10 days of the issue date) will depend upon the number of Annuity Units held in that Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.
The Contract specifies the dollar amount of the initial variable income payment for each Division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific Division (net any applicable premium tax owed or Contract charge), the AIR, the age and/or sex (where permitted) of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Division to determine the number of Annuity Units held in that Division. The number of Annuity Units held remains fixed for the duration of the Contract (if no reallocations are made).
The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.
Each Deferred Annuity provides that, when a Pay-Out Option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the Contract Owner that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the Contract Owner will be given the benefit of the higher rates. Although guaranteed annuity rates for the Bonus Class are the same as for the other classes of the Deferred Annuity, current rates for the Bonus Class may be lower than the other classes of the Deferred Annuity and may be less than the currently issued Contract rates.
Annuity Unit Value
The Annuity Unit Value is calculated at the same time that the Accumulation Unit Value for Deferred Annuities is calculated and is based on the same change in investment performance in the Separate Account. (See “The Value of Your Income Payments” in the Prospectus.)
Annuity Purchase Rate and Reallocation Privilege
The annuity purchase rate is the dollar amount You would need when You annuitize your Contract to receive $1 per payment period. For example, if it would cost $50 to buy an annuity that pays You $1 a month for the rest of your life, then the annuity purchase rate for that life income annuity is $50. The annuity purchase rate is based on the annuity income payment type You choose, an interest rate, and your age, sex (where permitted) and number of payments remaining. The annuity purchase rate is reset each Valuation Date to reflect any changes in these components. The reset annuity purchase rate represents the cost You would incur if You were choosing the same Income Option You have in light of this updated information.
When You request a reallocation from a Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.
●
First, we update the income payment amount to be reallocated from the Division based upon the applicable Annuity Unit Value at the time of the reallocation;
●
Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;
●
Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;
●
Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.
SAI-5

When You request a reallocation from one Division to another, Annuity Units in one Division are liquidated and Annuity Units in the other Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Division to which You have reallocated.
You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a Beneficiary’s ability to make a reallocation.
Here are examples of the effect of a reallocation on the income payment:
●
Suppose You choose to reallocate 40% of your income payment supported by Division A to the Fixed Income Option and the recalculated income payment supported by Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 × ($125 ÷ $100) or $50, and your income payment supported by Division A will be decreased by $40. (The number of Annuity Units in Division A will be decreased as well.)
●
Suppose You choose to reallocate 40% of your income payment supported by Division A to Division B and the recalculated income payment supported by Division A is $100. Then, your income payment supported by Division B will be increased by $40 and your income payment supported by Division A will be decreased by $40. (Changes will also be made to the number of Annuity Units in both Divisions as well.)
CALCULATING THE ANNUITY UNIT VALUE
We calculate Annuity Unit Values once a day on every day the Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the Valuation Period. We have the right to change the basis for the Valuation Period, on 30 days’ notice, as long as it is consistent with the law. All purchase payments and reallocations are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account charges and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account charges and the deduction for the AIR, Annuity Unit Values will go down. To calculate an Annuity Unit Value, we first subtract from the experience factor the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was Calculated; the resulting number is the net investment return. We then multiply the experience factor net investment return for the period by a factor based on the AIR and the number of days in the Valuation Period. For an AIR of 4% and a one day Valuation Period, the factor is .99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 4%. Certain states may require a different AIR or a cap on what AIR may be chosen..) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value.
The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.
Illustration of Calculation of Annuity Unit Value
1. Annuity Unit Value, beginning of period	$10.20000
2. Experience factor (less insurance-related/Separate Account charges) for period	1.023558
3. Daily adjustment for 4% of Assumed Investment Return	99989255
4. (2) x (3)	1.023448
5. Annuity Unit Value, end of period (1) x (4)	$10.4391
Illustration of Annuity Payments
(Assumes the first monthly payment is made within 10 days of the issue date of the Income Annuity)
Annuitant age 65, Life Annuity with 120 Payments Guaranteed
1. Number of Accumulation Units as of Annuity Date	1,500.00
SAI-6

2. Accumulation Unit Value	$11.80000
3. Accumulation Unit Value of the Deferred Annuity (1) x (2)	$17,700.00
4. First monthly income payment per $1,000 of Accumulation Value	$5.63
5. First monthly income payment (3) × (4) ÷ 1,000	$99.65
6. Assume Annuity Unit Value as of Annuity Date equal to	$10.80000
7. Number of Annuity Units (5) ÷ (6)	9.2269
8. Assume Annuity Unit Value for the second month equal to (10 days prior to payment)	$10.97000
9. Second monthly Annuity Payment (7) × (8)	$101.22
10. Assume Annuity Unit Value for third month equal to	$10.52684
11. Next monthly Annuity Payment (7) × (10)	$97.13
Determining the Variable Income Payment
Variable income payments can go up or down based upon the investment performance of the Divisions. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the Divisions is compared. The higher the AIR, the higher the first variable income payment will be.
Subsequent variable income payments will increase only to the extent that the investment performance of the Divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the Divisions.
VOTING RIGHTS
In accordance with our view of the present applicable law, we will vote the shares of each of the Portfolios held by the Separate Account (which are deemed attributable to all the Contracts described in the Prospectus) at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having voting interests in the corresponding Divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that we are permitted to vote the shares of the Portfolios in our own right, we may elect to do so.
Accordingly, You have voting interests under all the Contracts described in the Prospectus. The number of shares held in each Division deemed attributable to You is determined by dividing the value of Accumulation or Annuity Units attributable to You in that Division, if any, by the net asset value of one share in the Portfolio in which the assets in that Division are invested. Fractional votes will be counted. The number of shares for which You have the right to give instructions will be determined as of the record date for the meeting.
Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuities (including all the Contracts described in the Prospectus) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.
Qualified retirement plans which invest directly in the Portfolios do not have voting interests through life insurance or annuity contracts and do not vote these interests based upon the number of shares held in the Division deemed attributable to those qualified retirement plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.
You will be entitled to give instructions regarding the votes attributable to your Contract, in your sole discretion.
SAI-7

Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.
You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of an independent registered public accounting firm, and the approval of investment and sub-investment managers.
Disregarding Voting Instructions
MetLife may disregard voting instructions under the following circumstances: (1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority; (2) to refrain from making any change in the investment policies or any investment manager or principal underwriter or any Portfolio which may be initiated by those having voting interests boards of directors associated with the underlying Portfolios, provided MetLife’s disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio’s objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.
NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Payment of Proceeds
We may withhold payment of surrender proceeds if those proceeds are coming from a Contract Owner’s check or from a purchase payment transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest payments under the Contract. We pay interest on the death benefit proceeds from the date of receipt of documentation we require, in Good Order, to the date we pay them. Normally we promptly make payments of Account Value. However, we may delay those payments for up to six months for any payments from the Fixed Interest Account. We pay interest in accordance with state insurance law requirements on delayed payments.
TAXES
Non-Qualified Annuity Contracts
Diversification
In order for your non-qualified Contract to be considered an annuity contract for federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Failure to meet these standards would result in immediate taxation to Contract Owners of gains under their Contracts. Inadvertent failure to meet these standards may be correctable.
Changes to Tax Rules and Interpretations
Changes to applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively.
We reserve the right to amend your Contract where necessary to maintain its status as a Variable Annuity Contract under federal tax law and to protect You and other Contract Owners in the Divisions from adverse tax consequences.
SAI-8

3.8 % Medicare Tax
The 3.8 % Medicare tax applies to the lesser of (1) “net investment income” or (2) the excess of the modified adjusted gross income over the applicable threshold amount, $250,000 for married couples filing jointly and qualifying widows, $125,000 for married couples filing separately and $200,000 for single filers and will result in the following top tax rates on investment income:
Capital Gains	Dividends	Other
23.8%	40.8%	40.8%
Qualified Annuity Contracts
Annuity contracts purchased through tax qualified plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified plans which have certain beneficial tax consequences for Contract Owners and plan participants.
Traditional IRA
Established by an individual, or employer as part of an employer plan.
SIMPLE
Established by a for-profit employer with 100 or fewer employees, based on IRA accounts for each participant and, if permitted, may also accept Roth (after tax) contributions.
SEP
Established by a for-profit employer, based on IRA accounts for each participant. Generally, employer only contributions. If the SEP-IRA permits non-SEP contributions, employee can make regular IRA contributions (including IRA catch-up contributions) to the SEP-IRA, up to the maximum annual limit. If permitted, an employee may elect for the contributions made by or on behalf of the employee to be treated as made to a Roth IRA, based on rules to be established by the IRS.
Roth IRA/Designated Roth Accounts
Individual or employee plan contributions made to certain plans on an after-tax basis. An IRA may be established as a Roth IRA, SIMPLE and SEPs may, if permitted, accept Roth (after tax) contributions, and 401(k), 403(b) and 457(b) plans may provide for Roth accounts.
ERISA
If your plan is subject to ERISA and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Contract may be subject to your spouse’s rights as described below.
Generally, the spouse must give qualified consent whenever You elect to:
(a)
Choose income payments other than on a qualified joint and survivor annuity basis (“QJSA”) (one under which we make payments to You during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any): or choose to waive the qualified pre-retirement survivor annuity benefit (“QPSA”) (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);
(b)
Make certain withdrawals under plans for which a qualified consent is required;
(c)
Name someone other than the spouse as your beneficiary; or
SAI-9

(d)
Use your accrued benefit as security for a loan exceeding $5,000.
Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of the QJSA generally must be executed during the 180 day period (90 days for certain loans) ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If You die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise.
The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which You attain age 35. The waiver period for the QPSA ends on the date of your death.
If the present value of your benefit is worth $7,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.
Comparison of Plan Limits for Individual Contributions:
Plan Type	Elective Contribution	Catch-up Contribution
IRA (Traditional and Roth)	$7,500	$1,100
SIMPLE	$17,000*	$4,000**
SEP	(Employer contributions only)

*
If you participate in any other employer plan during the year and have elective salary reductions under those plans, the total amount of salary reduction contributions that you can make to all plans in which you participate is limited to $24,500 in 2026.
**
A higher catch-up contribution limit may apply for employees aged 60, 61, 62 and 63 who participate in this plan. For 2026, this higher catch-up contribution limit is $5,250.
Dollar limits are for 2026 and subject to cost-of-living adjustments in future years. Employer-sponsored individual account plans (other than 457(b) plans) may provide for additional employer contributions such that the total annual plan contributions do not exceed the lesser of $72,000 or 100% of an employee’s compensation for 2026.
Federal Estate Taxes
While no attempt is being made to discuss the Federal estate tax implications of the Contract, You should bear in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax
Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
SAI-10

Annuity Purchase Payments By Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity Contract purchase.
OTHER INFORMATION
Records and Reports
We will maintain all records relating to the Separate Account. We will send You a report showing the following information as of the end of each report period:
●
the current Account Value, amounts in each Division of the Separate Account (and the Fixed Interest Account, if applicable);
●
the current surrender value;
●
the activity since the last report; and
●
any other information required by law.
We will also send periodic reports for the Portfolios as required by regulations.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statements of assets and liabilities of each of the divisions of Metropolitan Life Separate Account E as of December 31, 2025, the related statements of operations for the year or partial period included within the year ended December 31, 2025, statements of changes in net assets for each of the years or partial periods included within the two-year period ended December 31, 2025, the financial highlights for each of the years or partial periods included within the five-year period ended December 31, 2025, and the related notes (collectively referred to as the “financial statements and financial highlights”), incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements and financial highlights are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The financial statements of Metropolitan Life Insurance Company as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.
FINANCIAL STATEMENTS
The audited financial statements comprising each of the Divisions of the Separate Account and the audited consolidated financial statements of the Company are hereby incorporated by reference from the submission form type N-VPFS File No. 811-04001 relating to Class ID #C000003506, filed by the Separate Account with the SEC on April 13, 2026. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Contract.
SAI-11

PART C
OTHER INFORMATION
Item 27. Exhibits
(a)		Resolution of the Board of Directors of Metropolitan Life establishing Separate Account E. (1)
(b)		Custodian Agreements. Not applicable.
(c)	(1)	Principal Underwriting Agreement with MetLife Investors Distribution Company (May 1, 2007). (18)
(c)	(1)(i)	Amended and Restated Principal Underwriting Agreement with MetLife Investors Distribution Company (October 1, 2018). (31)
(c)	(2)	Form of Metropolitan Life Insurance Company Sales Agreement. (13)
(c)	(2)(i)	Form of Retail Sales Agreement (MetLife Investors Distribution Company Retail Sales Agreement 7-1-05)(LTC). (11)
(c)	(2)(ii)	Form of Enterprise Selling Agreement 09-12 (MetLife Investors Distribution Company Sales Agreement). (26)
(d)		Form of Deferred Annuity Contract. (2)
(d)	(1)	ROTH Individual Retirement Annuity Endorsement–Form ML-446.2 (9/02). (5)
(d)	(2)	401(a)/403(a) Plan Endorsement. Form ML-401.2(9/02). (5)
(d)	(3)	Individual Retirement Annuity Endorsement. Form ML-408.2(9/02). (5)
(d)	(4)	SIMPLE Individual Retirement Annuity Endorsement. Form: ML-439.1 (9/02). (5)
(d)	(5)	Tax Sheltered Annuity Endorsement. Form ML-398.2 (9/02). (5)
(d)	(6)	Guaranteed Minimum Income Benefit Rider–Living Benefit ML-560-1 (03/03). (7)
(d)	(7)	Guaranteed Withdrawal Benefit Rider. (9)
(d)	(8)	Guaranteed Minimum Income Benefit Form ML-560-2 (5/05). (6)
(d)	(9)	Enhanced Dollar Cost Averaging Rider Form ML-510-1 (5/05). (6)
(d)	(10)	Non-Qualified Annuity Endorsement Form ML-NQ (11/04)-I. (6)
(d)	(11)	Guaranteed Withdrawal Benefit Endorsement. Form ML-GWB(11/05) E. (10)
(d)	(12)	Designated Beneficiary Non-Qualified Annuity Endorsement. Form ML-NQ (11/05)-I. (10)
(d)	(13)	Guaranteed Minimum Accumulation Benefit Rider. Form ML-670-1(11/05). (10)
(d)	(14)	Guaranteed Withdrawal Benefit Rider. Form ML-690-2 (11/05) (Enhanced). (10)
(d)	(15)	Lifetime Withdrawal Guarantee Benefit Rider. Form MLI-690-1.24 (7/04). (12)
(d)	(15)(i)	Lifetime Withdrawal Guarantee Benefit Rider - Specifications Form 8028-4 (11/05). (12)
(d)	(16)	Lifetime Guaranteed Withdrawal Benefit Rider ML-690-4(4/08). (17)
(d)	(16)(i)	Lifetime Guaranteed Withdrawal Benefit - Contract Schedule (ML-ELGWB (4-08)). (14)
(d)	(17)	Guaranteed Minimum Income Benefit Rider - Living Benefit - ML-560-4 (4/08). (17)
(d)	(17)(i)	Guaranteed Minimum Income Benefit - Contract Schedule (ML-EGMIB (4-08)). (14)
(d)	(18)	Guaranteed Minimum Death Benefit (GMDB)Rider ML-640-1(4/08). (17)
(d)	(18)(i)	Guaranteed Minimum Death Benefit - Contract Schedule(ML-EDB(4-08)). (14)
(e)		Application Form for the Deferred Annuity. (2)
(e)	(1)	Variable Annuity Application Preference Plus Select(R) PPS APP (06/06)LWG (04/07) with Arizona Free Look. (15)
(e)	(2)	Variable Annuity Application Preference Plus Select(R) Form PPS APP (04/08) GMDB (04/08). (19)
(f)	(1)	Amended and Restated Charter of Metropolitan Life Insurance Company (effective May 16, 2016). (8)
(f)	(2)	Amended and Restated By-Laws of Metropolitan Life Insurance Company (effective December 21, 2023). (3)
(g)	(a)	Automatic Reinsurance Agreement between Metropolitian Life Insurance Company and Exeter Reassurance Company, LTD. effective December 1, 2004. Agreement No. 17258. (14)

(g)	(a)(i)	Amendment No. 1 as of May 1, 2005. (14)
(g)	(a)(ii)	Amendment No. 2 as of November 1, 2005 (14)
(g)	(a)(iii)	Amendment No. 3 as of June 12, 2006 (14)
(g)	(a)(iv)	Amendment No. 4 as of February 26, 2007 (14)
(g)	(a)(v)	Amendment No. 5 as of June 30, 2007 (14)
(g)	(a)(vi)	Amendment No. 6 as of July 16, 2007 (14)
(g)	(a)(vii)	Amendment No. 7, as of April 28, 2008 (25)
(g)	(a)(viii)	Amendment No. 8, as of July 1, 2008 (25)
(g)	(a)(ix)	Amendment No. 9 as of July 14, 2008 (25)
(g)	(a)(x)	Amendment No. 10 dated October 10, 2008, as of November 10, 2008 (25)
(g)	(a)(xi)	Amendment No. 11 as of February 20, 2009 (25)
(g)	(a)(xii)	Amendment No. 12 as of May 4, 2009 (25)
(g)	(a)(xiii)	Amendment No. 13 as of July 10, 2009 (25)
(g)	(a)(xiv)	Amendment No. 14 as of July 19, 2010 (25)
(g)	(a)(xv)	Amendment No. 15 as of December 31, 2010 (25)
(g)	(a)(xvi)	Amendment No. 16 as of April 29, 2011 (25)
(g)	(a)(xvii)	Amendment No. 17 as of October 10, 2011 (25)
(g)	(a)(xviii)	Amendment No. 18 as of April 1, 2012 (27)
(g)	(a)(xix)	Amendment No. 19 as of September 30, 2012 (27)
(g)	(a)(xx)	Amendment No. 20 as of July 1, 2012 (27)
(g)	(a)(xxi)	Amendment No. 21 as of February 4, 2013 (28)
(g)	(a)(xxii)	Amendment No. 22 as of April 29, 2013 (28)
(g)	(a)	Partial Commutation Agreement between Exeter Reassurance Company, Ltd. and Metropolitan Life Insurance Company (effective November 1, 2014). (20)
	(b)	Funds Withheld Coinsurance and Modified Coinsurance Agreement between Metropolitan Life Insurance Company and Talcott Resolution Life Insurance Company entered into on December 1, 2025. (36)
(g)	(b)(i)	Coinsurance and Modified Coinsurance Agreement between Metropolitan Life Insurance Company and First Allmerica Financial Life Insurance Company dated November 16, 2023. (3)
(h)	(1)
Participation Agreement between Metropolitan Life Insurance Company on behalf of itself and certain of its separate accounts, American Funds Insurance Series and Capital Research and Management Company dated
April 30, 2001. (2)

(h)	(1)(i)
Amendment No. 1 to Participation Agreement between Metropolitan Life Insurance Company, American Funds
Insurance Series and Capital Research and Management Company dated May 1, 2006, Amendment No. 2 to
Participation Agreement between Metropolitan Life Insurance Company, American Funds Insurance Series and
Capital Research and Management Company dated April 28, 2008 and Amendment No. 3 to Participation
Agreement between Metropolitan Life Insurance Company, American Funds Insurance Series and Capital
Research and Management Company dated November 10, 2008. (21)

(h)	(1)(ii)	Amendment No. 4 to Participation Agreement between Metropolitan Life Insurance Company, American Funds Insurance Series and Capital Research and Management Company dated November 19, 2014. (29)
(h)	(1)(iii)
Participation Agreement between American Funds Insurance Series, Capital Research and Management Company
and Metropolitan Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA
Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, New
England Life Insurance Company and General American Life Insurance Company effective April 30, 2010. (22)

(h)	(1)(iv)
Amendment dated as of June 7, 2021 to the Participation Agreement dated April 30, 2001 and May 16, 1989, as amended, by and among Metropolitan Life Insurance Company on behalf of itself and certain of its separate accounts; American Funds Insurance Series; and Capital Research and Management Company. (8)

(h)	(2)(i)	Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. (32)
(h)	(2)(ii)
Amendment dated January 1, 2021 to the Participation Agreements with Brighthouse Funds Trust I, Metropolitan
Life Insurance Company on behalf of itself and certain of its separate accounts, Brighthouse Investment Advisers,
LLC, and Brighthouse Securities, LLC. (33)

(h)	(3)(i)	Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust II, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. (32)
(h)	(3)(ii)
Amendment dated January 1, 2021 to the Participation Agreements with Brighthouse Funds Trust II, Metropolitan
Life Insurance Company on behalf of itself and certain of its separate accounts, Brighthouse Investment Advisers,
LLC, and Brighthouse Securities, LLC. (33)

(i)		Administrative Contracts. Not applicable.
(j)		Other Material Contracts. Not applicable.
(k)		Opinion of Counsel. (2)
(l)		Consent of Independent Registered Public Accounting Firm. (36)
(m)		Omitted Financial Statements. Not applicable.
(n)		Initial Capital Agreements. Not applicable.
(o)		Form of Initial Summary Prospectuses. Not applicable.
(p)	(1)
Powers of Attorney for Carla A. Harris, Carlos M. Gutierrez, Christian S. Mumenthaler, Denise M. Morrison, Diana
L. McKenzie, Jeh C. Johnson, John D. McCallion, Laura J. Hay, Mark A. Weinberger, Michel A. Khalaf, Robert G.
Hubbard, and William E. Kennard for Metropolitan Life Insurance Company and its designated Separate Accounts.
(34)

(p)	(2)	Power of Attorney for Adrienne O’Neill for Metropolitan Life Insurance Company and its designated Separate Accounts. (30)
(p)	(3)	Powers of Attorney for Daniel S. Glaser and Michelle Seitz for Metropolitan Life Insurance Company and its designated Separate Accounts. (36)
(q)		Letter Regarding Change in Certifying Accountant. Not applicable.
(r)		Historical Current Limits on Index Gains. Not applicable.

1.
Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 333-198314 on Form N-4 on October 31, 2014. As incorporated herein by reference.
2.
Filed with Pre-Effective Amendment No. 1 to this Registration Statement on August 3, 2001. As incorporated herein by reference.
3.
Filed with Post-Effective Amendment No. 39 to this Registration Statement on Form N-4 on April 22, 2024. As incorporated herein by reference.
4.
Filed with Registration Statement No. 333-83716 for Metropolitan Life Separate Account E on Form N-4 on March 5, 2002. As incorporated herein by reference.
5.
Filed with Post-Effective Amendment No. 2 to this Registration Statement on April 10, 2003. As incorporated herein by reference.
6.
Filed with Post-Effective Amendment No. 7 to this Registration Statement on April 8, 2005. As incorporated herein by reference.
7.
Filed with Post-Effective Amendment No. 4 to this Registration Statement on April 20, 2004. As incorporated herein by reference.
8.
Filed with Post-Effective Amendment No. 37 to the Registration Statement for Metropolitan Life Separate Account E on Form N-4 (File No. 333-52366) filed April 21, 2022. As incorporated herein by reference.
9.
Filed with Post-Effective Amendment No. 6 to this Registration Statement on May 18, 2004. As incorporated herein by reference.
10.
Filed with Post-Effective Amendment No. 8 to this Registration Statement on July 29, 2005. As incorporated herein by reference.
11.
Filed with Post-Effective Amendment No. 5 to Registration Statement File No. 333-83716 for Metropolitan Life Separate Account E on Form N-4 on April 26, 2006. As incorporated herein by reference.
12.
Filed with Post-Effective Amendment No. 12 to this Registration Statement on April 5, 2006. As incorporated herein by reference.

13.
Filed with Post-Effective Amendment No. 30 to Registration Statement Number 002-90380 on for Metropolitan Life Insurance Company on Form N-4 on October 22, 2003. As incorporated herein by reference.
14.
Filed with Post-Effective Amendment No. 18 to this Registration Statement on March 31, 2008. As incorporated herein by reference.
15.
Filed with Post-Effective Amendment No. 15 to this Registration Statement on July 12, 2007. As incorporated herein by reference.
16.
Filed with Post-Effective Amendment No. 9 to Registration Statement 333-83716 for Metropolitan Life Separate Account E on September 10, 2007. As incorporated herein by reference.
17.
Filed with Post-Effective Amendment No. 17 to this Registration Statement on January 17, 2008. As incorporated herein by reference.
18.
Filed with Post-Effective Amendment No. 3 to Registration Statement No. 333-133675 for Paragon Separate Account B on Form N-6 on February 6, 2008. As incorporated herein by reference.
19.
Filed with Post-Effective Amendment No. 19 to this Registration Statement on April 17, 2008. As incorporated herein by reference.
20.
Filed with Post-Effective Amendment No. 17 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4 on April 15, 2015. As incorporated herein by reference.
21.
Filed with Pre-Effective Amendment No. 1 to the Registration Statement for Metropolitan Life Separate Account E on Form N-4 (File No. 333-160722) filed November 2, 2009. As incorporated herein by reference.
22.
Filed with Post-Effective Amendment No. 15 to Registration Statement File No. 333-83716 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2011. As incorporated herein by reference.
23.
Filed with Post-Effective Amendment No. 2 to Registration Statement File No. 333-153109 for Metropolitan Life Separate Account E on Form N-4 on June 26, 2009. As incorporated herein by reference.
24.
Filed with Post-Effective Amendment No. 16 to Registration Statement File No. 333-83716 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2012. As incorporated herein by reference.
25.
Filed with Post-Effective Amendment No. 4 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2012. As incorporated herein by reference.
26.
Filed with Post-Effective Amendment No. 17 to Registration Statement File No. 333-83716 for Metropolitan Life Separate Account E on Form N-4 on April 11, 2013. As incorporated herein by reference.
27.
Filed with Post-Effective Amendment No. 12 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4 on April 11, 2013. As incorporated herein by reference.
28.
Filed with Post-Effective Amendment No. 13 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4 on April 10, 2014. As incorporated herein by reference.
29.
Filed with Post-Effective Amendment No. 18 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4 on April 13, 2016. As incorporated herein by reference.
30.
Filed with Post-Effective Amendment No. 16 to Registration Statement No. 333-190296 for Metropolitan Life Separate Account E on Form N-4 on November 12, 2025. As incorporated herein by reference.
31.
Filed with Post-Effective Amendment No. 31 to this Registration Statement on April 23, 2019. As incorporated herein by reference.
32.
Filed with Post-Effective Amendment No. 19 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2017. As incorporated herein by reference.
33.
Filed with Post-Effective Amendment No. 27 to the Registration Statement for Metropolitan Life Separate Account E on Form N-4 (File No. 333-83716) filed April 28, 2021. As incorporated herein by reference.
34.
Filed with Post-Effective Amendment No. 17 to Registration Statement No. 333-190296 for Metropolitan Life Separate Account E on Form N-4 on January 29, 2026. As incorporated herein by reference.
35.
Filed with Post-Effective Amendment No. 40 to this Registration Statement on April 21, 2025. As incorporated herein by reference.
36.
Filed herewith.

Item 28. Directors and Officers of Depositor
Name and Principal Business Address	Positions and Offices with Depositor
Robert G. Hubbard 200 Park Avenue New York, NY 10166	Chairman of the Board and Director
Michel A. Khalaf 200 Park Avenue New York, NY 10166	President, Chief Executive Officer and Director
Daniel S. Glaser 200 Park Avenue New York, NY 10166	Director
Carlos M. Gutierrez 200 Park Avenue New York, NY 10166	Director
Carla Harris 200 Park Avenue New York, NY 10166	Director
Laura J. Hay 200 Park Avenue New York, NY 10166	Director
Jeh C. Johnson 200 Park Avenue New York, NY 10166	Director
William E. Kennard 200 Park Avenue New York, NY 10166	Director
Diana L. McKenzie 200 Park Avenue New York, NY 10166	Director
Denise M. Morrison 200 Park Avenue New York, NY 10166	Director
Christian S. Mumenthaler 200 Park Avenue New York, NY 10166	Director
Michelle Seitz 200 Park Avenue New York, NY 10166	Director
Mark A. Weinberger 200 Park Avenue New York, NY 10166	Director
Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 200 Park Avenue, New York, NY 10166 unless otherwise noted below.
NAME	POSITIONS WITH DEPOSITOR
Michel A. Khalaf	President and Chief Executive Officer
Bryan E. Boudreau	Executive Vice President & Chief Actuary
Marlene Debel	Executive Vice President and Chief Risk Officer
Monica Curtis	Executive Vice President and Chief Legal Officer and Head of Government Relations

NAME	POSITIONS WITH DEPOSITOR
John D. McCallion	Executive Vice President and Chief Financial Officer
John A. Hall	Executive Vice President and Treasurer
William C. O'Donnell	Executive Vice President, Chief Financial Officer, U.S., MetLife Holdings
Bill Pappas	Executive Vice President, Global Technology & Operations
Adrienne O’Neill	Executive Vice President and Chief Accounting Officer
Ramy Tadros	Regional President, U.S. Business and Head of MetLife Holdings

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant.
The Registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the Separate Account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife, Inc. No person is controlled by the Registrant.
ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
AS OF DECEMBER 31, 2025
The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2025. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors’ qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.
A.	Metropolitan Life Insurance Company (“MLIC”) (NY)
	1.	500 Grant Street GP LLC (DE)
	2.	500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.
	3.	ML 225 6th Street Member LLC (DE)
	4.	MetLife Retirement Services LLC (NJ)
	5.	MetLife 500 Canal Street Member LLC (DE) - This entity is wholly owned by Metropolitan Life Insurance Company
	6.	ML Bellevue Member LLC (DE) - 89.5% of ML Bellevue Member LLC is owned by Metropolitan Life Insurance Company and 10.5% is owned by Metropolitan Tower Life Insurance Company.
	7.	ML Clal Member, LLC (DE) - 50.1% of ML Clal Member, LLC is owned by Metropolitan Life Insurance Company and 49.9% is owned by MetLife Reinsurance Company of Hamilton, Ltd.
	8.	CC Holdco Manager, LLC (DE)
	9.	MetLife Funding, Inc. (DE)
	10.	6104 Hollywood, LLC (DE)
	11.	1350 Eye Street Owner LLC (DE) - 95.616439% of 1350 Eye Street Owner LLC is owned by Metropolitan Life insurance Company and 4.383561% is owned by Metropolitan Tower Life Insurance Company.
	12.	MetLife Securitization Depositor LLC (DE)
	13.	WFP 1000 Holding Company GP, LLC (DE)
	14.	MTU Hotel Owner, LLC (DE)
	15.	MetLife Water Tower Owner LLC (DE)
	16.	Missouri Reinsurance, Inc. (CYM)
	17.	The Building at 575 Fifth Avenue Mezzanine LLC (DE)
		a.	The Building at 575 Fifth Retail Holding LLC (DE)

	b.	The Building at 575 Fifth Retail Owner LLC (DE)
18.	23rd Street Investments, Inc. (DE)
	a.	MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.
	b.	MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.
c.
Long Island Solar Farm LLC (DE) - 90.39% membership interest is held by LISF Solar Trust in which MetLife
Capital Limited Partnership has a 100% beneficial interest and the remaining 9.61% is owned by a third-party.

	1)	Met Canada Solar ULC (CAN)
19.	Plaza Drive Properties, LLC (DE)
20.	White Oak Royalty Company (OK)
21.	Midtown Heights, LLC (DE)
22.	MetLife Legal Plans, Inc. (DE)
23.	MetLife Next Gen Ventures, LLC (DE)
24.	ML District NoHo Master Member, LLC (DE)
25.	MetLife Properties Ventures, LLC (DE)
26.	MET 1065 Hotel, LLC (DE)
27.	ML MMIP Member, LLC (DE)
28.	Transmountain Land & Livestock Company (MT)
29.	MEX DF Properties, LLC (DE)
30.	PREFCO Fourteen, LLC (DE)
31.	ML HS Member LLC (DE)
32.	MetLife Tower Resources Group, Inc. (DE)
33.	ML 4000 MACARTHUR MEMBER LLC (DE) - Metropolitan Life Insurance Company owns 100% of ML 4000 MacArthur Member LLC.
34.	Housing Fund Manager, LLC (DE)
35.	ML Cooperative Member, LLC (DE)
36.	ML CW Member LLC (DE) - 92.7% of ML CW Member LLC is owned by Metropolitan Life Insurance Company and 7.3% is owned by Metropolitan Tower Life Insurance Company.
37.	MAV Trust Holdings LLC (DE)
38.	MAV 1 (DE)
39.	ML Clal Member 2.0, LLC (DE)
40.	ML PFV Member LLC (DE)
	a.	PF Venture LLC (DE) - ML PFV Member LLC holds a 94.117647% interest and MTL PFV Member LLC holds a 5.882353% interest.
41.	MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by Metropolitan Tower Life Insurance Company.
42.	150 North Riverside PE Member, LLC (DE) - 81.45% of 150 North Riverside PE Member, LLC is owned by Metropolitan Life Insurance Company, 18.55% is owned by Metropolitan Tower Life Insurance Company.
43	ML Port Chester SC Member, LLC (DE) - 60% of ML Port Chester SC Member, LLC is owned by Metropolitan Life Insurance Company and 40% is owned by Metropolitan Tower Life Insurance Company.
44.	MetLife 555 12th Member, LLC (DE) - 89.84% is owned by Metropolitan Life Insurance Company and 10.16% by Metropolitan Tower Life Insurance Company.
45.	ML Southlands Member, LLC (DE) - 60% of ML Southlands Member, LLC is owned by Metropolitan Life Insurance Company and 40% is owned by Metropolitan Tower Life Insurance Company.

46.	ML Cerritos TC Member, LLC (DE) - 60% of ML Cerritos TC Member, LLC is owned by Metropolitan Life Insurance Company and 40% is owned by Metropolitan Tower Life Insurance Company.
47.	ML Swan Mezz, LLC (DE)
	a.	ML Swan GP, LLC (DE)
48.	ML Dolphin Mezz, LLC (DE)
	a.	ML Dolphin GP, LLC (DE)
49.	Haskell East Village, LLC (DE)
50.	ML Sloan’s Lake Member, LLC (DE)
51.	ML 610 Zane Member, LLC (DE)
52.	HD Owner LLC (DE)
53.	ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by Metropolitan Life Insurance Company and 1% by Metropolitan Tower Life Insurance Company.
54.	ML Terminal 106 Member, LLC (DE) - 87.45% of ML Terminal 106 Member, LLC is held by Metropolitan Life Insurance Company and 12.55% by Metropolitan Tower Life Insurance Company.
55.	Boulevard Residential, LLC (DE)
56.	MetLife Ontario Street Member, LLC (DE)
57.	Pacific Logistics Industrial South, LLC (DE)
58.	MetLife Ashton Austin Owner, LLC (DE)
59.	MetLife Acoma Owner, LLC (DE)
60.	1201 TAB Manager, LLC (DE)
61.	MetLife 1201 TAB Member, LLC (DE)
62.	MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company and 1% is owned by Metropolitan Tower Life Insurance Company.
63.	ML 300 Third Member LLC (DE)
64.	MNQM TRUST 2020 (DE)
65.	Oconee Hotel Company, LLC (DE)
66.	Oconee Land Company, LLC (DE)
	a.	Oconee Land Development Company, LLC (DE)
	b.	Oconee Golf Company, LLC (DE)
	c.	Oconee Marina Company, LLC (DE)
67.	ML Hudson Member, LLC (DE)
68.	MCJV, LLC (DE)
69.	MetLife THR Investor, LLC (DE)
70.	ML Matson Mills Member LLC (DE)
71.	ML University Town Center Member, LLC (DE) - 87% of ML University Town Center Member, LLC is owned by Metropolitan Life Insurance Company and 13% is owned by Metropolitan Tower Life Insurance Company.
72.	Southcreek Industrial Holdings, LLC (DE)
73.	ML OMD Member, LLC (DE)
74.	MetLife OFC Member, LLC (DE)
75.	MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by Metropolitan Life Insurance Company and 1% by Metropolitan Tower Life Insurance Company.
76.	MetLife 425 MKT Member, LLC (DE) - 66.91% of MetLife 425 MKT Member, LLC is owned by Metropolitan Life Insurance Company and 33.09% is owned by MREF 425 MKT, LLC.
77.	MetLife GV Owner LLC (DE)

78.	MMP Owners III, LLC (DE)
	a.	MetLife Multi-Family Partners III, LLC (DE)
		1)	MMP Holdings III, LLC (DE)
			a)	MMP South Park REIT, LLC (DE)
				(1)	MMP South Park OWNER, LLC (DE)
			b)	MMP Olivian REIT, LLC (DE)
				(1)	MMP Olivian Owner, LLC (DE)
79.	MC Portfolio JV Member, LLC (DE)
80.	Pacific Logistics Industrial North, LLC (DE )
81.	ML Armature Member, LLC (DE) - 87.34% of ML Armature Member, LLC is owned by Metropolitan Life Insurance Company and 12.66% is owned by Metropolitan Tower Life Insurance Company.
82.	ML One Bedminster, LLC (DE)
83.	ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC’s ownership interest is owned by Metropolitan Life Insurance Company and 1.03% by Metropolitan Tower Life Insurance Company.
84.	ML-AI MetLife Member 3, LLC (DE)
85.	ML-AI MetLife Member 4, LLC (DE) - 60% owned by MLIC and 40% owned by Metropolitan Tower Life Insurance Company
86.	ML-AI MetLife Member 5, LLC (DE)
87.	MetLife HCMJV 1 GP, LLC (DE)
88.	MetLife HCMJV 1 LP, LLC (DE)
89.	ML Corner 63 Member, LLC (DE)
90.	MCRE BLOCK 40, LP (DE)
91.	ML Mililani Member, LLC (DE) - 40% of ML Mililani Member, LLC is owned by Metropolitan Life Insurance Company and 60% is owned by Metropolitan Tower Life Insurance Company.
92.	MetLife Japan US Equity Owners LLC (DE)
93.	Sino-US United MetLife Insurance Co., Ltd. - 50% of Sino-US United MetLife Insurance Company, Ltd. is owned by MLIC and 50% is owned by a third-party.
94.	MMP Owners, LLC (DE)
95.	ML AG Member (DE)
96.	10700 Wilshire, LLC (DE)
97.	Chestnut Flats Wind, LLC (DE)
99.	ML Terraces, LLC (DE)
99.	Viridian Miracle Mile, LLC (DE)
100.	MetLife Boro Station Member, LLC (DE)
101.	ML PE Terminal 106, LLC (DE) - 87.45% of ML PE Terminal 106, LLC is owned by Metropolitan Life Insurance Company and 12.55% is owned by Metropolitan Tower Life Insurance Company.
102.	MetLife FM Hotel Member, LLC (DE)
	a.	LHCW Holdings (US) LLC (DE)
		1)	LHC Holdings (US) LLC (DE)
			a)	LHCW Hotel Holding LLC (DE)
				(1)	LHCW Hotel Holding (2002) LLC (DE)
				(2)	LHCW Hotel Operating Company (2002) LLC (DE)
103.	White Tract II, LLC (DE)
104.	MetLife OBS Member, LLC (DE)

	105.	MetLife SP Holdings, LLC (DE)
		a.	MetLife Private Equity Holdings, LLC (DE)
	106.	MetLife Park Tower Member, LLC (DE)
		a.	Park Tower REIT, Inc. (DE)
			1)	Park Tower JV Member, LLC (DE)
	107.	MCPP Owners, LLC (DE) - 87.992% of MCPP Owners, LLC is owned by Metropolitan Life Insurance Company and 12.008% is owned by MetLife Reinsurance Company of Hamilton, Ltd.
		a.	MCPP Marbella Member, LLC (DE) - 50.1% of MCPP Marbella Member, LLC is owned by MCPP Owners, LLC and 49.9% is owned by third parties
	108.	MetLife Chino Member, LLC (DE)
	109.	MetLife Campus at SGV Member LLC (DE)
	110.	MNQM Trust Holdings LLC (DE)
	111.	ML 240 West 35th Owner LLC (DE)
		a.	40 West 35th Fund LP (DE)
	112.	ML Artisan Crossing PE Member, LLC (DE)
	113.	ML 1960 Grand LLC (DE)
		a.	1960 Grand Fund LP (DE) - 58.96% of 1960 Grand Fund LP is owned by MetLife Insurance K.K. and 41.04% is owned by MLIC
		b.	1960 Grand Venture LLC (DE)
		c.	1960 Grand Owner LLC (DE)
	114.	TOV Owner LLC (DE)
	115.	MZO Owner LLC (DE)
	116.	ML Cooperative Member, LLC (DE)
	117.	505 Penobscot Drive RWC, LLC (DE)
	118.	ML MetWest Member LLC (DE) - 70.95% of ML MetWest Member LLC is owned by Metropolitan Life Insurance Company and 29.05% is owned by Metropolitan Tower Life Insurance Company
	119.	ML Beachwood Place LLC (DE) - 93.97% owned by Metropolitan Life Insurance Company and 6.07% owned by Metropolitan Tower Life Insurance Company
B.	Versant Health, Inc. (DE)
	1.	Versant Health Holdco, Inc . (DE)
		a.	Versant Health Consolidation Corp, (DE)
			1)	Davis Vision, Inc. (NY)
				a)	Versant Health Lab, LLC (DE)
				b)	Davis Vision IPA, Inc. (NY)
		b.	Superior Vision Services, Inc. (DE)
			1)	Superior Vision Insurance, Inc. (AZ)
		c.	Vision Twenty-One Managed Eye Care IPA, Inc. (NY)
		d.	Superior Vision Insurance Plan of Wisconsin, Inc. (WI)
		e.	Superior Vision Benefit Management, Inc. (NJ)
			1)	Block Vision of Texas, Inc. (TX)
			2)	UVC Independent Practice Association, Inc. (NY)
			3)	Superior Vision of New Jersey, Inc. (NJ)
		f.	Vision 21 Physician Practice Management Company (FL)

C.	Metropolitan Tower Life Insurance Company (NE)
	1.	MTL Leasing, LLC (DE)
	2.	MetLife Assignment Company, Inc. (DE)
	3.	MTL HS Member LLC (DE)
	4.	MTL GV Owner LLC (DE)
	5.	MTL PFV Member LLC (DE)
D.	SafeGuard Health Enterprises, Inc. (DE)
	1.	MetLife Health Plans, Inc. (DE)
	2.	SafeGuard Health Plans, Inc. (CA)
	3.	SafeHealth Life Insurance Company (CA)
	4.	SafeGuard Health Plans, Inc. (FL)
	5.	SafeGuard Health Plans, Inc. (TX)
E.	American Life Insurance Company (DE)
1.
BIDV MetLife Life Insurance Limited Liability Company (Vietnam) – 60.61% of BIDV MetLife Life Insurance Limited
Liability Company is held by American Life Insurance Company and the remainder by third parties.

	2.	MetLife Insurance K.K. (Japan)
		a.	Fortissimo Co. Ltd. (Japan)
		b.	MetLife Japan Water Tower Owner (Blocker) LLC (DE)
		c.	MetLife Japan Owner (Blocker) LLC (DE)
		d.	MetLife Japan 1960 Grand Blocker LLC (DE)
		e.	240 West 35th GP LLC (DE)
		F	MetLife Japan 240 West 35th Owner (Blocker) LLC (DE)
		g.	MetLife Japan US Equity Owners (Blocker) LLC (DE)
	3.	Borderland Investments Limited (DE)
		a.	ALICO Hellas Single Member Limited Liability Company (Greece)
	4.	MetLife Global Holding Company I GmbH (Swiss)
		a.	MetLife Global Holding Company II LLC (DE and Swiss) - MetLife Global Holding Company II LLC is dual chartered in DE and Switzerland.
			1)	Closed Joint-Stock Company Master-D (Russia)
2)
MetLife Colombia Seguros de Vida S.A. (Colombia) - 89.9999657134583% of MetLife Colombia Seguros de Vida
S.A. is owned by MetLife Global Holding Company II LLC (DE and Swiss), 10.0000315938813% is owned by
MetLife Chile Inversiones Limitada, and International Technical and Advisory Services Limited, Borderland
Investments Limited, and Natiloportem Holdings, LLC each own 0.000000897553447019009%.

3)
PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH,
.0006% is owned by International Technical and Advisory Services and the remaining .0006% is owned by
Borderland Investments Limited.

			4)	MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by MetLife Global Holding Company II GmbH (Swiss) and the remaining by third parties.
			5)	MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)
6)
MetLife Regional Services, S.A. de C.V. (Mexico) - 99.999509% of MetLife Regional Services, S.A. de C.V. Mexico
is held by MetLife Global Holding Company II LLC (DE and Swiss) and 0.000491% is held by MetLife UK
Management Company Limited (England/UK).

				a)	Fundación MetLife Mexico, A.C.
			7)	MetLife International Holdings, LLC (DE)
				a)	Natiloportem Holdings, LLC (DE)

(1)
Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99.9% of Excelencia Operativa y
Tecnologica, S.A. de C.V. is held by Natiloportem Holdings, LLC and .1% by MetLife Mexico Servicios,
S.A. de C.V.

	(2)	MetLife Servicios S.A. (Argentina) - 19.12% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A. 80.88% are held by Natiloportem Holdings, LLC.
b)	MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.
	(1)	MAXIS Services, LLC (DE)
		(a)	MAXIS Insurance Brokerage Services, Inc. (DE)
c)	MetLife Asia Limited (Hong Kong)
d)	MetLife International Limited, LLC (DE)
e)	Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.
f)
MetLife Mas, S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, S.A. de C.V. is owned by MetLife
International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services
Limited.

g)	MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.
h)
MetLife Global Holdings LLC (DE) - 98.9% is owned by MetLife International Holdings, LLC and 1.1% is owned by MetLife International Limited, LLC. MetLife Global Holdings LLC is a DE LLC and is considered domiciled in Ireland from a tax perspective.

(1)
Metropolitan Global Management, LLC (DE) - 99.7% is owned by MetLife Global Holdings LLC and
0.3% is owned by MetLife International Holdings, LLC. Metropolitan Global Management, LLC is a DE
LLC and is considered domiciled in Ireland from a tax perspective.

(2)
Metropolitan Global Management, LLC (Ireland) - 99.7% is owned by MetLife Global Holdings LLC
(DE) and 0.3% is owned by MetLife International Holdings, LLC. Metropolitan Global Management,
LLC is a DE LLC and is considered domiciled in Ireland from a tax perspective.

		(a)	MetLife Insurance Company of Korea, Ltd. (Republic of Korea)
			i.	MetLife Financial Services, Co., Ltd. (South Korea)
		(b)	MetLife UK Management Company (Limited) (England/UK)
			i.	MetLife, Life Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company (Egypt) is owned by MetLife UK Management Company Limited (England/UK) and the remaining interest by third parties.
			ii.	PineBridge Investments Deutschland GmbH (Germany)
		(c)	MetLife Mexico Holdings, S. de R.L. de C.V. (Mexico) - 99.99995% is owned by Metropolitan Global Management, LLC and .00005% is owned by MetLife International Holdings, LLC.
			i.	MetLife Mexico, S.A. de C.V. (Mexico) - 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and .949729% is owned by MetLife International Holdings, LLC.
			ii.	MetLife Pensiones Mexico S.A. (Mexico)- 97.5125% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2.4875% is owned by MetLife International Holdings, LLC.
				1)	ML Capacitacion Comercial S.A. de C.V. (Mexico) - 99.7% is owned by MetLife Global Holdings LLC (DE) and 0.3% is owned by MetLife International Holdings, LLC.
			iii.	MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and .949729% is owned by MetLife International Holdings, LLC.
iv.
MetLife Regional Services, S.A. de C.V. (Mexico) - 99.999509% of MetLife Regional Services,
S.A. de C.V. (Mexico) is held by MetLife Mexico Holdings, S. de R.L. de C.V. and 0.000491% is
held by MetLife UK Management Company Limited (England/UK)

	(3)	MetLife Ireland Treasury d.a.c (Ireland)
		(a)	MetLife General Insurance Limited (Australia)

				(b)	MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury d.a.c and 8.83532% by MetLife Global Holdings Corp. S.A. de C.V.
					i.	MetLife Services Pty Limited (Australia)
					ii.	MetLife Investments Pty Limited (Australia)
						1)	MetLife Insurance and Investment Trust (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury d.a.c. and 8.83532% by MetLife Global Holdings LLC (DE).
			i)	AmMetLife Insurance Berhad (Malaysia) - 50.000002% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder by a third-party.
			j)	AmMetLife Takaful Berhad (Malaysia) - 49.9999997% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder by a third-party.
			k)	MetLife Worldwide Holdings, LLC (DE)
l)
Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil) - 66.662% is owned by MetLife International
Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by
Natiloportem Holdings, LLC.

m)
PNB MetLife India Insurance Company Limited - 49.73117806% of PNB MetLife India Insurance Company
Limited is owned by MetLife International Holdings, LLC, 0.00000005% is owned by each of MetLife Global
Operations Support Center Private Limited and MetLife Services East Private Limited, and the remainder by third parties.

n)
MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Adminis-
tradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002%
by Natiloportem Holdings, LLC.

5.	MetLife Global Holding Company III GbnH (Swiss)
	a.	MetLife Investment Management Limited (England/UK)
	b.	MetLife Innovation Center Limited (Ireland)
	c.	MetLife Innovation Centre Pte. Ltd (Singapore)
	d.	ALICO Operations LLC (DE)
		1)	MetLife Seguors S.A (Uruguay)
		2)	MetLife Asset Management Japan, Ltd.
	e.	MetLife Asia Services Sdn. Bhd (Malaysia)
	f.	MetLife EU Holding Company Limited (Ireland)
		1)	MetLife Services Cyprus Ltd (Cyprus)
		2)	MetLife Solutions S.A.S. (France)
		3)	Agenvita S.r.l. (Italy)
			a)	MetLife Services Sociead Limitada (Spain)
			b)	MetLife Europe d.a.c. (Ireland)
		4)	MetLife Europe Insurance d.a.c.
		5)	MetLife Europe Services Limited (Ireland)
6)
Metropolitan Life Societate de Administrare a unui Fond de Pensil Administrat Privat S.A. (Romania -
99.9903% of Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by MetLife EU Holding Company Limited and 0.0097% by MetLife Europe Services Limited.

		7)	MetLife UK Limited (UK)
		8)	MetLife Investment Management Holdings (Ireland) Limited (Ireland)
			a)	MetLife Investments Asia Limited (Hong Kong)
			b)	MetLife Investments Limited (England/UK)

c)	MetLife Latin America Asesorias e Inversiones Limitada 5 (CHL)
d)	MetLife Investment Management Europe Limited (Ireland)
e)	Affirmative Investment Management Partners Ltd (UK)
f)	Affirmative Investment Management Australia Pty Ltd (Australia)
g)	PineBridge Investments Latin America SpA (Chile)
h)	PineBridge Investments Europe Limited (UK)
i)	PineBridge Investments Holdings Europe Limited (UK)
	(1)	PineBridge Benson Elliot LLP (UK) 96% of PineBridge Benson Elliot LLP is owned by PineBridge Investments Holding Europe Limited. The remaining 4% is owned by third-parties.
		(a)	Benson Elliot Services Ltd (England)
		(b)	Benson Elliot GP (England) Limited (England)
(c)
Benson Elliot GP (Scotland) Limited (Scotland) - Benson Elliot General Partner, LLP is the
general partner of Benson Elliot GP, L.P. (the "Fund"). 100% the limited partnership interests of the Fund are held by Benson Elliot Services Ltd.

i.
Benson Elliot General Partner, LLP (England) - 100% of the voting interests of Benson Elliot
General Partner, LLP is held by Benson Elliot GP (England) Limited. 99% of Benson Elliot
General Partner, LLP is owned by Benson Elliot GP (Scotland) Limited and 1% is owned by
Benson Elliot GP (England) Limited.

				1)	Benson Elliot GP, L.P. (Scotland)
i)
Bensell Special Limited Partner, L.P. (Scotland) - Benson Elliot GP, L.P. is the
general partner of Bensell Special Limited Partner, L.P. (the "Fund"). 68.50% of the
limited partnership interests of Fund are held by employees and 31.50% by Benson
Elliot Services Limited.

ii)
Bensell US Feeder. L.P. (Scotland) - Benson Elliot GP, L.P. is the general partner of
Bensell US Feeder. L.P. (the "Funds"). 100% of the limited partnership interests of the Fund are held by third parties.

						a.	Lakey Corp S.à r.l. (Luxembourg)
iii)
Benson Elliot Real Estate Partners II, L.P. (England) - Benson Elliot GP, L.P. is the
general partner of Benson Elliot Real Estate Partners II, L.P. (the "Fund"). 89.96%
of the limited partnership interests of the Fund are held third parties; 7.84% are held by Bensell US Feeder, L.P.; 1.12% are held by Bensell Strategic Partners, L.P.;
and 0.89% are held by Bensell Special Limited Partner, L.P.

iv)
Benson Elliot Strategic Partners, L.P. (Scotland) - Benson Elliot GP, L.P. is the
general partner of Benson Elliot Strategic Partners, L.P. (the "Fund"). 100% the
limited partnership interests of the Fund are held by third parties.

2)
Benson Elliot GP III, L.P. (Scotland) - Benson Elliot General Partner, LLP is the general partner of Benson Elliot GP, L.P. (the "Fund"). 100% the limited partnership interests of the Fund are held by Benson Elliot Services Ltd.

i)
Bensell Special Limited Partner III, L.P. (Scotland) - Benson Elliot GP III, L.P. is
the general partner of Bensell Special Limited Partner III, L.P. (the "Fund"). 100%
of the limited partnership interests of the Fund are held by Bensell Co-Invest III,
L.P.

ii)
Bensell US Feeder III. L.P. (Scotland) - Benson Elliot GP III, L.P. is the general partner of Bensell US Feeder III. L.P. (the "Fund"). 100% of the limited partnership interests of are the Fund held by third parties.

iii)
Benson Elliot Real Estate Partners III, L.P. (England) - Benson Elliot GP III, L.P. is
the general partner of Benson Elliot Real Estate Partners III, L.P. (the "Fund").
84.19% of the limited partnership interests of the Fund are held by third parties;
14.61% are held by Bensell US Feeder III, L.P.; 0.21% are held by Bensell Strategic
Partners III, L.P.; and 0.99% are held by Bensell Special Limited Partner III, L.P.

			a.	Cooperatie Bensell Real Estate Investment III B.A. (Netherlands)
iv)
Benson Elliot Strategic Partners III, L.P. (Scotland) - Benson Elliot GP III, L.P. is
the general partner of Benson Elliot Strategic Partners III, L.P. (the ""Fund"").
100% limited partnership interests of the Fund are held by third parties.

ii.	Benson Elliot GP (England) Limited (England)
	1)	Benson Elliot GP IV, LLP (England) - 99% of Benson Elliot GP IV, LLP is owned by Benson Elliot GP (England) Limited and 1% is owned by Benson Elliot GP (Scotland) Limited
i)
Bensell Carry IV, L.P. (Scotland) - Benson Elliot GP IV, LLP is the general partner of Bensell Carry IV, L.P. (the "Fund"). 90.10% of the limited partnership interests of
Fund are held by employees and 9.90% by Benson Elliot Services Limited.

ii)
Bensell Co-Invest, IV L.P. (Scotland) - Benson Elliot GP IV, LLP is the general partner of Bensell Co-Invest, IV L.P. (the "Fund"). 100% of the limited partnership interests of Fund are held by employees.

iii)
Bensell IV C.V. (Netherlands) - Benson Elliot GP IV, LLP is the general partner of
Bensell IV C.V. (the "Fund"). 71.81% of the limited partnership interests of the
Fund are held by Benson Elliot Real Estate Partners IV, L.P. and 28.19% are held by
Benson Elliot Real Estate Partners IV-B, L.P.

			a.	Cooperatie Bensell Real Estate Investment IV B.A. (Netherlands)
iv)
Bensell Special Limited Partner IV, L.P. (Scotland) - Benson Elliot GP IV, LLP is
the general partner of Bensell Special Limited Partner IV, L.P. (the "Fund"). 100%
of the limited partnership interests of the Fund are held by Bensell Co-Invest IV,
L.P.

v)
Bensell US Feeder IV. L.P. (Scotland) - Benson Elliot GP IV, LLP is the general partner of Bensell US Feeder IV. L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

vi)
Bensell US Feeder IV-B. L.P. (Scotland) - Benson Elliot GP IV, LLP is the general partner of Bensell US Feeder IV-B. L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

vii)
Bensell V C.V. (Netherlands) Benson Elliot GP IV, LLP is the general partner of
Bensell V C.V. (the "Fund"). 65.30% of the limited partnership interests of the Fund are held by Benson Elliot Real Estate Partners V, L.P. and 34.70% are held by
Benson Elliot Real Estate Partners V-B, L.P. -

			a.	Cooperatie Bensell Real Estate Investment V B.A. (Netherlands)
viii)
Benson Elliot Real Estate Partners IV, L.P. (England) - Benson Elliot GP IV, LLP is
the general partner of Benson Elliot Real Estate Partners IV, L.P. (the "Fund").
66.29% of the limited partnership interests of the Fund are held by third parties;
31.83% are held by Bensell US Feeder IV, L.P.; 0.40% are held by Bensell Strategic
Partners IV, L.P.; and 1.48% are held by Bensell Special Limited Partner IV, L.P.

ix)
Benson Elliot Real Estate Partners IV-B, L.P. (England) - Benson Elliot GP IV, LLP
is the general partner of Benson Elliot Real Estate Partners IV-B, L.P. (the
"Fund"). 61.89% of the limited partnership interests of the Fund are held by third parties; 36.63% are held by Bensell US Feeder IV-B, L.P.; and 1.48% are held by
Bensell Special Limited Partner IV, L.P.

x)
Benson Elliot Strategic Partners IV, L.P. (Scotland) - Benson Elliot GP IV, LLP is
the general partner of Benson Elliot Strategic Partners IV, L.P. (the "Fund"). 100%
the limited partnership interests of the Fund are held by third parties.

xi)
Host Special Limited Partner, L.P. (Scotland) - Benson Elliot GP IV, LLP is the
general partner of Host Special Limited Partner, L.P. (the "Fund"). 45% of the
limited partnership interests of the Fund are held by employees and 55% by
Benson Elliot Services Limited.

xii)
PBBE SIX CO-INVEST A LP (England) - Benson Elliot GP IV, LLP is the general partner of PBBE SIX CO-INVEST A LP (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

xiii)
PBBE SIX CO-INVEST B LP (England) - Benson Elliot GP IV, LLP is the general partner of PBBE SIX CO-INVEST B LP (the "Fund"). 95.00% limited partnership interests of the Fund are held by third parties; 2.50% are held by PineBridge
Secondary Partners IV, SLP.; and 2.50% are held by PineBridge Secondary Partners
V, SLP.

xiv)
PBBE SIX SPECIAL LIMITED PARTNER LP (England) - Benson Elliot GP IV, LLP
is the general partner of PBBE SIX SPECIAL LIMITED PARTNER LP (the "Fund").
95.65% of the limited partnership interests of the Fund are held by employees and
4.35% are held by Benson Elliot Services Limited.

	iii.	Benson Elliot GP V, LLP (England) - 99% of Benson Elliot GP V, LLP is owned by Benson Elliot GP (Scotland) Limited and 1% is owned by Benson Elliot GP (England) Limited.
1)
Bensell Carry V, L.P. (Scotland) - Benson Elliot GP V, LLP is the general partner or
Bensell Carry V, L.P. (the "Fund"). 81.45% of the limited partnership interests of Fund are held by employees and 18.55% by Benson Elliot Services Limited.

2)
Bensell Co-Invest, V L.P. (Scotland) - Benson Elliot GP V, LLP is the general partner of
Bensell Co-Invest, V L.P. (the "Fund"). 92.67% of the limited partnership interests of
Fund are held by employees and 7.33% by Benson Elliot Services Limited.

3)
Bensell Special Limited Partner V, L.P. (Scotland) - Benson Elliot GP V, LLP is the
general partner of Bensell Special Limited Partner V, L.P. (the "Fund"). 100% of the
limited partnership interests of Fund are held by Bensell Co-Invest V, L.P.

4)
Bensell US Feeder V. L.P. (Scotland) - Benson Elliot GP V, LLP is the general partner of
Bensell US Feeder V. L.P. (the "Fund"). 100% of the limited partnership interests of
Fund are held by third parties.

5)
Bensell US Feeder V-B. L.P. (Scotland) - Benson Elliot GP V, LLP is the general partner of Bensell US Feeder V-B. L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

6)
Benson Elliot Real Estate Partners V, L.P. (England) - Benson Elliot GP V, LLP is the
general partner of Benson Elliot Real Estate Partners V, L.P. (the "Fund"). 80.43% the
limited partnership interests are held by third parties; 17.76% areheld by Bensell US
Feeder V, L.P.; 0.37% are held by Bensell Strategic Partners V, L.P.; and 1.44% are held by Bensell Special Limited Partner V, L.P.

7)
Benson Elliot Real Estate Partners V-B, L.P. (England) - Benson Elliot GP V, LLP is the
general partner of Benson Elliot Real Estate Partners V-B, L.P. (the "Fund"). 37.56% of
the limited partnership interests of the Fund are held by third parties; 61.00% are held by Bensell US Feeder V-B, L.P.; and 1.44% are held by Bensell Special Limited Partner V,
L.P.

8)
Benson Elliot Strategic Partners V, L.P. (Scotland) - " Benson Elliot GP V, LLP is the
general partner of Benson Elliot Strategic Partners V, L.P. (the ""Fund"). 100% the
limited partnership interests of the Fund are held by third parties.

(d)	PBBE GP VI S.à r.l. (Luxembourg)
	i.	Bensell Feeder VI SCSp (Luxembourg) - PBBE GP VI S.à r.l. is the general partner of Bensell Feeder VI SCSp (the "Fund"). 100% of the limited partner interests of the Fund are owned by third parties.
ii.
Bensell Special Limited Partner VI SCSp (Luxembourg) - PBBE GP VI S.à r.l. is the general partner of the Bensell Special Limited Partner VI SCSp (the "Fund"). 80% of the limited partner interests in Bensell Special Limited Partner VI SCSp are held by third parties and
20% by PineBridge Investments Holdings US LLC.

iii.
Benson Elliot Real Estate Partners VI SCSp (Luxembourg) - PBBE GP VI S.à r.l. is the
general partner of Benson Elliot Real Estate Partners VI SCSp (the "Fund"). 55.31% limited partnership interests of the Fund are held by third parties; 41.78% are held by Bensell
Feeder VI, SCSp; and 2.91% are held by Bensell Special Limited Partner VI, SCSp.

j)	PineBridge Investments Holdings Hong Kong Limited (Hong Kong)
	(1)	PineBridge Asian Enhanced Income Fund 1 (CYM)
	(2)	PineBridge Investments Holdings (Gibraltar) No. 1 Limited (Gibralter)
	(3)	PineBridge Investments Holdings Limited Sàrl (Luxembourg)
		(a)	PineBridge Investments Canada Inc. (Canada)
		(b)	PineBridge Investments Ireland Limited (Ireland)
			i.	PineBridge Investments GF Mauritius Limited (Mauritius)
		(c)	PineBridge Investments Switzerland GmbH (Switzerland)
k)	PineBridge Investments Holdings Singapore Private Limited (Singapore)
	(1)	PineBridge Investments Asia Limited (Bermuda)
(a)
AOF Staff Fund Limited (CYM) - 100% of the voting securities of AOF Staff Fund Limited is owned by PineBridge Investments Asia Limited. 60.61% of the non-voting securities of AOF Staff
Fund Limited is owned by PineBridge Investments Holdings Hong Kong Limited and 39.39% of
the non-voting securities is held by third parties.

		(b)	PineBridge Asia Partners II G.P. Limited (CYM)
i.
PineBridge Asia Partners II G.P., L.P. (CYM) - PineBridge Asia Partners II G.P. Limited is the
general partner of PineBridge Asia Partners II G.P., L.P. (the "Fund GP"). 50.07% of the
limited partnership interests of the Fund GP are held by third parties. 0.25% of the limited partnership interests of the Fund GP are held by PineBridge Asia Partners II G.P. Limited, and 49.68% of the limited partnership interests of the Fund GP are held by employees.

1)
PineBridge Asia Partners II, L.P (CYM) - PineBridge Asia Partners II G.P., L.P. is the
general partner of PineBridge Asia Partners II, L.P. (the "Fund"). The following affiliates hold limited partnership interests of the Fund: PineBridge Asia Parnters II
G.P., L.P. holds 0.97% and PineBridge Asia Partners II, L.P. holds 99.03%.

		(c)	PineBridge Asia Partners II, Limited (CYM)
		(d)	PineBridge Investments Hong Kong Limited (Hong Kong)
		(e)	PineBridge Investments Management Taiwan Limited (Taiwan)
(2)
PineBridge Investments Capital India Private Limited (India) - 92.05 % of Pinebridge Investments
Capital India Private Limited is owned by PineBridge Investments Japan Co., Ltd. and 7.95% is owned by PineBridge Investments Holdings Singapore Private Limited.

(a)
PineBridge India Private Limited - 99.9999% of PineBridge India Private Limited is owned by
PineBridge Investments Capital India Private Limited and 0.0001% is owned by PineBridge
Investments Japan Co., Ltd.

	(3)	PineBridge Investments Japan Co., Ltd. (Japan)
(a)
PineBridge India Private Limited (India) - 99.9999% of PineBridge India Private Limited is
owned by PineBridge Investments Capital India Private Limited and 0.0001% is owned by
PineBridge Investments Japan Co., Ltd.

(b)
PineBridge Investments Capital India Private Limited (India) - 92.05 % of Pinebridge
Investments Capital India Private Limited is owned by PineBridge Investments Japan Co., Ltd.
and 7.95% is owned by PineBridge Investments Holdings Singapore Private Limited.

	(4)	PineBridge Investments Malaysia Sdn Bhd (Malaysia)
	(5)	PineBridge Investments Singapore Limited (Singapore)
		(a)	PineBridge Select Funds VCC (Singapore)

	6.	ALICO Properties, Inc. (DE) - 51% of ALICO Properties, Inc. is owned by American Life Insurance Company and the remaining interest by third parties.
		a.	Global Properties, Inc. (DE)
	7.	International Technical and Advisory Services Limited (DE)
	8.	Klimber Latam Corp. (DE) - ALICO owns a 20% interest in the shares of Klimber Latam Corp. on a fully diluted basis. The remaining shares are held by third parties.
F.
MetLife Chile Inversiones Limitada (CHL) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance
Company (“ALICO”), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by
Natiloportem Holdings, LLC.

	1.	MetLife Chile Seguros de Vida S.A. (CHL) - 99.997% is held by MetLife Chile Inversiones Limitada and 0.003% by International Technical and Advisory Services Limited.
		a.	MetLife Chile Administradora de Mutuos Hipotecarios S.A. (CHL) - 99.9% is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.
2.
Inversiones MetLife Holdco Tres Limitada (CHL) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by
MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

a.
AFP Provida S.A. (CHL) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada,
42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones
Limitada and the remainder is owned by the public.

		b.	Provida Internacional S.A. (CHL) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.
c.
AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Administradora de
Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by MetLife Chile Inversiones Limitada

3.
MetLife Chile Seguros Generales, S.A. (CHL) - 99.99% of MetLife Chile Seguros Generales S.A. is owned by MetLife Chile
Inversiones Limitada and 0.01% is owned by Inversiones MetLife Holdco Dos Limitada.

G.	MetLife Global, Inc. (DE)
H.	MetLife Investment Management Holdings, LLC (DE)
	1.	MetLife Real Estate Lending LLC (DE)
	2.	ML Venture 1 Manager, S. de R.L. de C.V. (MEX) - 99.9% is owned by MetLife Investment Management Holdings, LLC and 0.1% is owned by MetLife Investment Management Holdings (Ireland) Limited.
	3.	ML Venture 1 Servicer, LLC (DE)
	4.	MetLife Investment Management, LLC (DE)
		a.	MIM I LLC (PA)
		b.	MIM MetWest International Manager, LLC (DE)
		c.	MIM ML-AI Venture 5 Manager, LLC (DE)
		d.	MIM Clal General Partner, LLC (DE)
		e.	MLIA Manager I, LLC (DE)
		f.	MetLife Alternatives GP, LLC (DE)
1)
MetLife International HF Partners, LP (CYM) - 90.30% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and 9.70% is owned by MetLife Insurance Company of Korea Limited.

2)
MetLife International PE Fund III, LP (CYM) - 92.09% of the limited partnership interests of MetLife
International PE Fund III, LP is owned by MetLife Insurance K.K. (Japan) and 7.91% is owned by MetLife
Insurance Company of Korea Limited.

3)
MetLife International PE Fund IV, LP (CYM) - 96.21% of the limited partnership interests of MetLife
International PE Fund IV, LP is owned by MetLife Insurance K.K. (Japan) and 3.79% is owned by MetLife
Insurance Company of Korea Limited.

4)
MetLife International PE Fund V, LP (CYM) - 96.73% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.27% is owned by MetLife Insurance Company of
Korea.

5)
MetLife International PE Fund VI, LP (CYM) - 96.53% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.47% is owned by MetLife Insurance Company of
Korea.

	6)	MetLife International PE Fund VII, LP (CYM) - MetLife Alternatives GP, LLC is the general partner of MetLife International PE Fund VII, LP. MetLife Insurance K.K. (Japan) is the sole limited partner.
	7)	MetLife International PE Fund VIII, LP (CYM)
	8)	MetLife International PE Fund IX, LP (CYM) - MetLife Alternatives GP delegated the management of MetLife International PE Fund IX, LP to MetLife Investment Management, LLC.
g.	MLIA Park Tower Manager, LLC (DE)
h.	MetLife 425 MKT Manager, LLC (DE)
i.	ML Navy Yard Member, LLC (DE)
j.	ML 335 8th PE Member, LLC (DE)
k.	1350 Eye Street Manager, LLC (DE)
l.	MetLife Core Property Fund GP, LLC (DE)
1)
MCPF Feeder A, LP (CYM) - MetLife Core Property Fund GP, LLC is the general partner of MCPF Feeder A, LP
(the “Fund”). The limited partnership interests in the Fund are held exclusively by third parties. The Fund invests all of its assets in the MetLife Core Property Fund, LP.

2)
MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife
Core Property Fund, LP (the “Fund”). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan
Life Insurance Company owns 14.40%, Metropolitan Life Insurance Company (on behalf of Separate Account
746) owns 2.09%, MetLife Insurance Company of Korea Limited owns 1.52%, MetLife Insurance KK owns 8.1%,
Metropolitan Tower Life Insurance Company owns 0.04% and Metropolitan Tower Life Insurance Company (on behalf of Separate Account 152) owns 3.85%.

	3)	MetLife Core Property REIT, LLC (DE)

4)
MetLife Core Property Holdings, LLC (DE) - MetLife Core Property Holdings, LLC also holds, directly or indirectly, the following limited liability companies (partial and/or indirect ownership indicated in parenthesis): MCP Alley24 East, LLC; MCPF Foxborough, LLC (100%); MCP One Westside, LLC; MCP 7
Riverway, LLC; MCPF Acquisition, LLC; MCP SoCal Industrial – Springdale, LLC; MCP SoCal Industrial –
Concourse, LLC; MCP SoCal Industrial – Kellwood, LLC; MCP SoCal Industrial – Redondo, LLC; MCP SoCal
Industrial – Fullerton, LLC; MCP SoCal Industrial – Loker, LLC; MCP Paragon Point, LLC; MCP The Palms
at Doral, LLC; MCP EnV Chicago, LLC; MCP Financing, LLC; MCP 1900 McKinney, LLC; MCP 550 West
Washington, LLC; MCP 3040 Post Oak, LLC; MCP SoCal Industrial – LAX, LLC; MCP SoCal Industrial -
Anaheim, LLC; MCP West Fork, LLC; MCP SoCal Industrial – Bernardo, LLC; MCP Ashton South End, LLC;
MCP Main Street Village, LLC; MCP Trimble Campus, LLC; MCP Stateline, LLC; MCP Broadstone, LLC; ; MCP
Buford Logistics Center Bldg B, LLC; MCP 22745 & 22755 Relocation Drive, LLC; MCP 9020 Murphy Road, LLC;
MCP Northyards Holdco, LLC; MCP Northyards Owner, LLC (100%); MCP Northyards Master Lessee, LLC
(100%); MCP VOA Holdings, LLC; MCP VOA I & III, LLC (100%); MCP VOA II, LLC (100%); MCP West Broad
Marketplace, LLC; MCP Grapevine, LLC; MCP Union Row, LLC; MCP Fife Enterprise Center, LLC; MCP 2 Ames,
LLC; MCP 2 Ames Two, LLC (100%); MCP 2 Ames One, LLC (100%); MCP 2 Ames Owner, LLC (100%); MCP 350
Rohlwing, LLC; MCP- Wellington, LLC; MCP Onyx, LLC; MCP SP Self Storage Member, LLC; MCP Stablewood
Member, LLC: MCP Valley Forge, LLC; MCP Valley Forge Two, LLC (100%); MCP Valley Forge One, LLC (100%);
MCP Valley Forge Owner, LLC (100%); MCP MA Property REIT, LLC; MCPF - Needham, LLC (100%); 60 11th
Street, LLC (100%); MCP-English Village, LLC;; Des Moines Creek Business Park Phase II, LLC; MCP Magnolia
Park Member, LLC; MCP Denver Pavilions Member, LLC; MCP Seattle Gateway Industrial I, LLC; MCP Seattle
Gateway Industrial II, LLC; MCP Seventh and Osborn Retail Member, LLC; MCP Astor at Osborn, LLC; MCP
Burnside Member, LLC; MCP Key West, LLC; MCP Vance Jackson, LLC; MCP Mountain Technology Center
Member TRS, LLC; MCP Vineyard Avenue Member, LLC; MCP Shakopee, LLC; MCP 93 Red River Member, LLC;
MCP Frisco Office, LLC; MCP Center Avenue Industrial Member, LLC; MCP 220 York, LLC; MCP 1500 Michael,
LLC; MCP Sleepy Hollow Member, LLC; MCP Clawiter Innovation Member, LLC; MCP Bradford, LLC; MCP
50-60 Binney, LLC; MCP Hub I, LLC; MCP Hub I Property, LLC (100%); MCP Dillon, LLC; MCP Dillon
Residential, LLC; MCP Optimist Park Member, LLC; MCP 38th West Highland, LLC; MCP Longhaven Estates
Member, LLC, Mountain Technology Center A, LLC; Mountain Technology Center B, LLC; Mountain Technology
Center C, LLC; Mountain Technology Center D, LLC; Mountain Technology Center E, LLC; MCP Frisco Office
Two, LLC; MCP Gateway Commerce Center 5, LLC; MCP Allen Creek Member, LLC; Center Avenue Industrial,
LLC (81.28%); Center Avenue Industrial Venture, LLC (81.28%); MCP HH Hotel LB Trust (100%); Vineyard
Avenue Industrial Venture, LLC (79.81%) and Vineyard Avenue Industrial, LLC (79.81%); MCP 122 E. Sego Lilly,
LL MCP HH Hotel LB, LLC; MCP HH Hotel LB Trust (100%) MCP HH Hotel TRS, LB, LLC (100%); MCP Block 23
Residential Owner, LLC; MCP Rausch Creek Logistics Center Member I, LLC; MCP Rausch Creek Logistics
Center Member II, LLC; MCP 249 Industrial Business Park, LLC (100%); MCP Alder Avenue Industrial Member,
LLC (100%); MCP Valley Boulevard Industrial Member, LLC (100%); MCP Ranchero Village MHC Member, LLC;
MCP MCFA Additional PropCo 1, LLC; MCP MCFA Additional PropCo 2, LLC; MCP MCFA Additional PropCo 3,
LLC; MCP MCFA Additional PropCo 4, LLC; MCP MCFA Additional PropCo 5, LLC; 93 Red River, LP; HM Sleepy
Hollow LLC (100%); Sleepy Hollow Residences LLC (100%); Clawiter Investors LLC; Clawiter Innovation LLC;
Clawiter Industrial LLC.

		(1)	MCP Property Management, LLC (DE)
		(2)	MetLife Core Property TRS, LLC (DE)
			(b)	MCP ESG TRS, LLC (DE)
			(c)	MCP COMMON DESK TRS, LLC (DE)
m.	MetLife Senior Direct Lending GP, LLC (DE)
1)
MetLife Senior Direct Lending Finco, LLC (DE) - MetLife Senior Direct Lending GP, LLC is the General
Partner of MetLife Senior Direct Lending Finco, LLC. MetLife Insurance K.K. is the sole member. This entity in turn invests in the MetLife Senior Direct Lending Holdings, LP.

	2)	MetLife Senior Direct Lending Holdings, LP (DE)
3)
MLJ US Feeder LLC (DE) - MetLife Senior Direct Lending GP, LLC is the Manager of MLJ US Feeder LLC.
MetLife Insurance K.K. (Japan) is the sole member. This entity in turn invests in the MetLife Senior Direct
Lending Holdings, LP.

n.	MetLife Commercial Mortgage Income Fund GP, LLC (DE)

1)
MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is
the general partner of MetLife Commercial Mortgage Income Fund, LP (the “Fund”). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 27.35%, MetLife Insurance Company of
Korea Limited owns 1.04%, and Metropolitan Tower Life Insurance Company owns 3.62%.

		a)	MetLife Commercial Mortgage REIT, LLC (DE)
			(1)	MetLife Commercial Mortgage Originator, LLC (DE)
(a) MCMIF Holdco I, LLC (DE)
(b) MCMIF Holdco II, LLC (DE)
(c) MCMIF Holdco III, LLC (DE)
	(2)	MCMIF Holdco IV, LLC (DE)
	(3)	MCMIF TRS II, LLC (DE)
o.	MIM Campus at SGV Manager, LLC (DE)
p.	MIM Clal General Partner 2.0, LLC (DE)
q.	MetLife Strategic Hotel Debt Fund GP, LLC (DE)
1)
MetLife Strategic Hotel Debt Fund, LP (DE) - MetLife Strategic Hotel Debt Fund GP, LLC is the general partner of MetLife Strategic Hotel Debt Fund, LP (the “Fund”). The following affiliates committed to hold limited partnership interests in the Fund: Metropolitan Life Insurance Company (46.88%) and Metropolitan
Tower Life Insurance Company (26.04%). The remainder is held by a third-party.

		a)	MetLife Strategic Hotel Originator, LLC (DE)
			(1)	MSHDF Holdco I, LLC (DE)
			(2)	MSHDF Holdco II, LLC (DE)
			(3)	MSHDF Holdco III, LLC (DE)
r.	MetLife Investment Private Equity Partners Ultimate GP, LLC (DE)
1)
MetLife Investment Private Equity Partners Ultimate GP, LP (DE) -MetLife Investment Private Equity Partners
Ultimate GP, LLC is the general partner of MetLife Investment Private Equity Partners GP, L.P. (the “Fund”).
The interests in the Fund are held exclusively by third parties.

a)
MetLife Investment Private Equity Partners LP (DE) -MetLife Investment Private Equity Partners GP, L.P.
is the general partner of MetLife Investment Private Equity Partners, L.P. (the “Fund”). The GP holds
0.0001% of the interests in the Fund and the remainder is held by third parties.

b)
MetLife Investment Private Equity Partners (Feeder), LP (CYM) -MetLife Investment Private Equity
Partners GP, L.P. is the general partner of MetLife Investment Private Equity Partners (Feeder), L.P. (the
“Fund”). The interests in the Fund are held exclusively by third parties.

	2)	MetLife Investment Private Equity Partners II Ultimate GP, LLC (DE)
a)
MetLife Investment Private Equity Partners II Ultimate GP, LLC (DE) - MetLife Investment Private Equity
Partners GP, LP is the General Partner of (i) MetLife Investment Private Equity Partners II, LP and (ii)
MetLife Investment Private Equity Partners II Acquisition Co, LP.

b)
MetLife Investment Private Equity Partners II GP, LP (DE) - MetLife Investment Private Equity Partners
II Ultimate GP, LLC is the general partner of MetLife Investment Private Equity Partners II GP, LP (the
“Fund”). Certain MetLife employees are limited partners in the Fund.

c)
MetLife Investment Private Equity Partners II (Feeder), LP (CYM) - “MetLife Investment Private Equity
Partners II GP, LP is the general partner (the “GP”) of MetLife Investment Private Equity Partners II
(Feeder), LP (the “Fund”). The interests in the Fund are held exclusively by third parties.

			(1)	MetLife Investment Private Equity Partners II Acquisition Co, LLP (DE)
s.	MetLife Single Family Rental Fund GP, LLC (DE)

1)
MetLife Single Family Rental Fund, LP (DE) - MetLife Single Family Rental Fund GP, LLC is the general partner of MetLife Single Family Rental Fund, LP (the “Fund”). The following affiliates directly hold limited partnership interests in the Fund: Metropolitan Life Insurance Company (7.69%) and Metropolitan Tower Life
Insurance Company (30.77%). Additionally, a wholly owned subsidiary of MetLife Core Property Fund, LP, a private fund Controlled by MetLife Investment Management, LLC, directly holds 25.64% of the limited partnership interests in the Fund.

		(a)	MSFR Sawdust Member, LLC (DE)
		(b)	MSFR Acquisition, LLC (DE)
		(c)	MSFR Meridian McCordsville Member, LLC (DE)
		(d)	MSFR Jimmy Deloach Preferred Member, LLC (DE)
		(e)	MSFR Jimmy Deloach Member, LLC (DE)
		(f)	MSFR Smith Cline Farm Member, LLC (DE)
		(g)	MSFR Desert Vistas Member, LLC (DE)
		(h)	MSFR Midway Row House Owner, LLC (DE)
		(i)	MSFR Sandy Springs Member, LLC (DE)
2)
MetLife Single Family Rental Feeder A, LP (DE) - MetLife Single Family Rental Fund GP, LLC is the general partner of MetLife Single Family Rental Feeder A, LP (the “Fund”). The limited partnership interests in the
Fund are held exclusively by third parties. The Fund invests all of its assets in MetLife Single Family Rental
Holdings A, LP, which invests all of its assets in MetLife Single Family Rental Fund, LP.”

3)
MetLife Single Family Rental Feeder J, LLC (DE) - MetLife Single Family Rental Fund GP, LLC is the manager of MetLife Single Family Rental Feeder J, LLC (the “Fund”). MetLife Insurance K.K. holds 100% of the membership interests issued by the Fund. The Fund invests all of its assets in MetLife Single Family Rental
Fund, LP.

4)
MetLife Single Family Rental Holdings A, LP (DE) - MetLife Single Family Rental Fund GP, LLC is the general partner of MetLife Single Family Rental Holdings A, LP (the “Fund”). The limited partnership interests in the
Fund are held exclusively by MetLife Single Family Rental Feeder A, LP, and the Fund invests all of its assets in
MetLife Single Family Rental Fund, LP.”

	5)	MSFR Custer 121 Member, LLC (DE)
	6)	MSFR Horizon Uptown Member, LLC (DE)
t.	MetLife Investment Private Equity Partners II Ultimate GP, LLC (DE)
1)
MetLife investment Private Equity Partners II GP, LP - MetLife Investment Private Equity Partners II Ultimate
GP, LLC is the general partner of MetLife Investment Private Equity Partners II GP, LP (the “Fund”). Certain
MetLife employees are limited partners in the fund.

(a)
MetLife Investment Private Equity Partners II (Feeder), LP (CYM) - MetLife Investment Private Equity
Partners II GP, LP is the general partner (the “GP”) of MetLife Investment Private Equity Partners II, LP
(the “Fund”). The GP holds 0.0866% of the interests in the Fund and the remainder is held by third parties.

(1) MetLife Investment Private Equity Partners II Acquisition Co, LP (DE)
u.	MetLife Loan Asset Management LLC (DE)
v.	225 6th Street Manager LLC (DE)
w.	MIM CM Syndicator LLC (DE)
x.	MAV G1 Trust Holdings LLC (DE)
y.	MAV H1 Trust Holdings LLC (DE)
	1)	MAV H1 (DE)
z.	MAV G1 (DE)
aa.	MIM MPMF Manager LLC (DE)
bb.	ML - URS Port Chester SC Manager, LLC (DE)
cc.	Hampden Square Manager LLC (DE)

dd.	MIM Penrose Southstone Manager, LLC (DE)
ee.	MLIA SBAF Manager LLC (DE)
ff.	MLIA SBAF Colony Manager LLC (DE)
gg.	MIM Property Management, LLC (DE)
	1)	MIM Property Management of Georgia 1, LLC (DE)
hh.	ML Terminal 106 Manager, LLC (DE)
ii.	MIM Steel House Manager, LLC (DE)
jj.	MIM Rincon Manager, LLC (DE)
kk.	MetLife Middle Market Private Debt Parallel GP, LLC (DE)
1)
MetLife Middle Market Private Debt Parallel Fund, LP (CYM) - MetLife Middle Market Private Debt Parallel
GP, LLC is the general partner of MetLife Middle Market Private Debt Parallel Fund, LP. The following affiliate holds a limited partnership interest in the Fund: MetLife Insurance K.K. (Japan) (100%).

	2)	MMPDPF Brewer Blocker, LLC (DE)
	3)	MMPDF Gloves Holdings, LP (DE)
	4)	MMPDFII Aero Blocker, LLC(DE) - MetLife Investment Management, LLC is the Manager. The sole member is MetLife Middle Market Private Debt II Investment Fund, LP.
ll.	MetLife MMPD II Special, LLC (DE)
mm.
MetLife Senior Direct Lending GP II, LLC (DE) - MetLife Senior Direct Lending GP II, LLC is the general partner of
MetLife Senior Direct Lending Fund II, LP (the “Fund”). The Fund is currently offered to third parties. 0.06% of the
Fund is held by MetLife employees. The remainder of the Fund is held by a feeder fund that has a third-party general partner.”

	1)	MetLife Senior Direct Lending Fund II, LP
nn.	MetLife Enhanced Core Property Fund GP, LLC (DE)
1)
MetLife Enhanced Core Property Fund, LP (DE) - MetLife Enhanced Core Property Fund GP is the general partner of MetLife Enhanced Core Property Fund LP (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 33.3328% is held by Metropolitan Life Insurance Company and 33.3328% is held by Metropolitan Tower Life Insurance Company. The remainder is held by third parties.

a)
MetLife Enhanced Core Property REIT, LLC (DE) - MetLife Enhanced Core Property Fund, LP is the
manager of MetLife Enhanced Core Property REIT, LLC (the “Fund”) and holds 99.9% of the membership interests in the Fund. The remainder is held by third parties.

(1)
MetLife Enhanced Core Property Holdings, LLC (DE) - also holds, directly or indirectly, the following limited liability companies (partial and/or indirect ownership indicated in parenthesis): MetLife
Enhanced Core TRS, LLC; MEC Patriot Park 5 LLC; MEC Fillmore Cherry Creek, LLC; MEC 7001
Arlington, LLC; MEC Salt Lake City Hotel Owner, LLC; MEC Salt Lake City TRS Lessee, LLC (100%);
MEC 83 Happy Valley Member, LLC; MEC Rivard Road Member, LLC; MEC Heritage Creekside Owner,
LLC; MEC Burlington Woods Biocenter, LLC; MEC Property Management, LLC; MEC Whiteland
Logistics, LLC MEC Chapel Hills East Member, LLC; MEC The Overlook LLC.

		b)	MEC ESG TRS, LLC (DE)
oo.	Commonwealth ML Manager LLC (DE)
pp.	GV Venture Manager LLC (DE)
qq.	MetLife Japan GV GP LLC (DE)
1)
MetLife Japan GHV (Hotel) Fund LP (DE) - MetLife Japan GV GP LLC is the general partner of MetLife Japan
GHV (Hotel) Fund LP. MetLife Japan GHV (Hotel) Fund LP is owned (i) 55.865222% by MetLife GV Owner LLC,
(ii) 10.027182 % by MTL GV Owner LLC, and (iii) 34.107596% by MetLife Japan Owner (Blocker) LLC.

2)
MetLife Japan GMV (Mall) Fund LP (DE) - MetLife Japan GV GP LLC is the general partner of MetLife Japan
GMV (Mall) Fund LP. MetLife Japan GMV (Mall) Fund LP is owned (i) 55.845714% by MetLife GV Owner LLC,
(ii) 10.058134% by MTL GV Owner LLC, and (iii) 34.096152% by MetLife Japan Owner (Blocker) LLC.

rr.
MetLife Middle Market Private Debt GP II, LLC (DE) - MetLife Middle Market Private Debt GP II, LLC is the
general partner of MetLife Middle Market Private Debt Fund II, LP (the “Fund”). ..16% of the Fund is held by
MetLife employees. The remainder of the Fund is held by third parties.

	1)	MetLife Middle Market Private Debt Fund II, LP (DE)
ss.	CW Property Manager LLC (DE)
tt.	MIM OMD Manager LLC (DE)
uu.
MetLife Japan US Equity Fund GP LLC (DE) - MetLife Japan US Equity Fund GP, LLC is general partner of MetLife
Japan US Equity Fund (“Fund”). The following affiliates hold a limited partnership interest in the Fund: 51% is owned by MetLife Japan US Equity Owners LLC and 49% by MetLife Japan US Equity Owners (Blocker) LLC.

	1)	MetLife Japan US Equity Fund LP (DE)
a)
MetLife Japan US Equity Owners (Blocker) LLC (DE) - MetLife Japan US Equity Fund GP, LLC is the
manager of MetLife Japan US Equity Owners (Blocker) LLC. MetLife Insurance K.K. (Japan) is the sole member.

	(1)	MetLife ConSquare Member, LLC (DE)
	(2)	MREF 425 MKT, LLC (DE)
vv.	MetLife Japan Water Tower GP LLC (DE)
1)
MetLife Japan Water Tower Fund LP (DE) - MetLife Japan Water Tower GP LLC is the general partner of
MetLife Japan Water Tower Fund LP. MetLife Japan Water Tower Fund LP is owned approximately 68.7% by
MetLife Water Tower Owner LLC and 31.3% by MetLife Japan Water Tower Owner (Blocker) LLC.

ww.	MIM Alder Avenue Industrial Manager, LLC (DE)
xx.	MIM Valley Boulevard Industrial Manager, LLC (DE)
yy..	MIM Intersect Manager, LLC (DE)
zz.	Water Tower Manager LLC (DE)
aaa.	MMIP Manager, LLC (DE)
bbb.	MIM Rausch Creek Logistics Center Manager I, LLC (DE)
ccc.	MIM Rausch Creek Logistics Center Manager II, LLC (DE)
ddd.	MIM Cooperative Manager, LLC (DE)
eee.	MIM EMD GP, LLC (DE)
1)
MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (DE) - MIM EMD GP, LLC is the general partner of MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (the “Fund”). Metropolitan Life
Insurance Company owns 73.66% of the Fund.

	2)	MetLife Emerging Market Debt, LP (DE) - MIM EMD GP, LLC is the general partner of MetLife Emerging Market Debt, LP (the “Fund”). The fund is offered to third parties.
fff.	MetLife Middle Market Private Debt GP, LLC (DE)
1)
MetLife Middle Market Private Debt Fund, LP (DE) - MetLife Middle Market Private Debt GP, LLC is the
general partner of MetLife Middle Market Private Debt Fund, L.P (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 30.25% is held by MetLife Private Equity Holdings, LLC, 30.25% is held by Metropolitan Life Insurance Company, 3.46% is held by MetLife Middle Market Private Debt GP, LLC.
The remainder is held by a third party.

ggg.	Commonwealth ML Manager LLC (DE)
hhh.	MIM Founders Manager, LLC (DE)
iii.	MIM SK Manager LLC (DE)
jjj.	MIM Clal General Partner 2.0, LLC (DE)
kkk.	MAG Manager LLC (DE)
lll.	MIM FRF I GP, LLC (DE) - MIM FRF I GP, LLC is the general partner of MetLife Floating Rate Fund I, LP (the “Fund”). The fund is offered to third parties.

		1)	MetLife Floating Rate Fund I, LP (DE) - MIM FRF I GP, LLC is the general partner of MetLife Floating Rate Fund I, LP (the “Fund”). The fund is offered to third parties.
	mmm.	MSFR Acquisition, LLC (DE)
	nnn.	MSFR Meridian McCordsville Member, LLC (DE)
	ooo.	MetLife Single Family Rental Feeder A, LP (DE)
	ppp.	MetLife Single Family Rental Holdings A, LP (DE)
	qqq.	1960 Grand Manager LLC (DE)
	rrr.	1960 Grand GP LLC (DE)
	sss.	MetLife Japan 1960 Grand Blocker LLC (DE)
	ttt.	ML 1960 Grand LLC (DE)
	uuu.	240 West 35th GP LLC (DE)
1)
240 West 35th Fund LP (DE) - 240 West 35th GP LLC is the general partner of 240 West 35th Fund LP. 240 West
35th Fund LP is owned (i) 60.060058% by MetLife Japan 240 West 35th Owner (Blocker) LLC, and (ii)
39.939942% by ML 240 West 35th Owner LLC.

	vvv.	240 West 35th Manager LLC (DE)
	www.	MIM Shea Residences Manager, LLC (DE)
xxx.
MetLife Opportunistic Real Estate Debt Fund GP, LLC (DE) - MetLife Opportunistic Real Estate Debt Fund GP, LLC
is the general partner of MetLife Opportunistic Real Estate Debt Fund, LP (the “Fund”). The following affiliates committed to hold limited partnership interests in the Fund: Metropolitan Life Insurance Company (68%),
Metropolitan Tower Life Insurance Company (15%) and MetLife Reinsurance Company of Hamilton, Ltd. (17%). The
Fund is currently being offered to third parties for investment.

1)
MetLife Opportunistic Real Estate Debt Feeder Fund, LP (CYM) - MetLife Opportunistic Real Estate Debt
Fund GP, LLC is the general partner of MetLife Opportunistic Real Estate Debt Fund, LP (the "Fund"). The
following affiliates committed to hold limited partnership interests in the Fund: Metropolitan Life Insurance
Company (56.7%), Metropolitan Tower Life Insurance Company (12.5%) and MetLife Reinsurance Company of
Hamilton, Ltd. (14.2%). The Fund is currently being offered to third parties for investment.

		2)	MetLife Opportunistic Real Estate Debt Fund, LP (DE)
			a)	MORE Originator, LLC (DE)
			b)	MORE Holdco I, LLC (DE)
yyy.
MetLife Senior Direct Lending GP II, LLC (DE) - MetLife Senior Direct Lending GP II, LLC is the general partner of
MetLife Senior Direct Lending II, LP (the “Fund”). 100% of the Fund is held by MetLife employees. The Fund is currently being offered to third parties for investment.

1)
MetLife Senior Direct Lending Fund II, LP (DE) - MetLife Senior Direct Lending GP II, LLC is the general partner of MetLife Senior Direct Lending Fund II, LP (the “Fund”). The Fund is currently offered to third parties.  0.06% of the Fund is held by MetLife employees. The remainder of the Fund is held by a feeder fund that has a third-party general partner.

		2)	MetLife MMPD II Special, LLC (DE)
	zzz.	MetLife SDLF II Special, LLC (DE)
	aaaa.	MMPDFII Guard Blocker, LLC (DE) - MetLife Investment Management, LLC is the Manager. The sole member is MetLife Middle Market Private Debt II Investment Fund, LP.
	bbbb.	4000 MacArthur Manager, LLC (DE) - MetLife Investment Management, LLC owns 100% of 4000 MacArthur Manager LLC.
	cccc.	MIM Markham Manager, LLC (DE) - The Entity is 100% owned by MetLife Investment Management, LLC.
	dddd.	Beachwood Place Manager LLC (DE)
5.	PineBridge Investments Holdings US LLC (DE)
	a.	PineBridge HS Manager LLC (DE)
	b.	PineBridge International Services LLC (DE)

c.	PineBridge Investments LLC (DE)
	1)	PineBridge Aggregator General Partner, LLC (DE)
a)
PineBridge Ski Holdings, L.P. (DE) - Pineridge Aggregator General Partner, LLC is the general partner of
PineBridge Ski Holdings, L.P. (the "Fund"). 46.68% of the limited partnership interests of Fund are held by third parties, 51.10% are held by PineBridge Private Credit, L.P., and 2.22% are held by PineBridge Private
Credit Parallel, L.P.

	2)	PineBridge Global Dynamic Asset Allocation Fund LLC (DE)
	3)	PineBridge Global Opportunistic DM Credit GP LLC (DE)
a)
PineBridge Global Opportunistic DM Credit Fund (Cayman) LP (CYM) - PineBridge Global Opportunistic
DM Credit GP LLC is the general partner of PineBridge Global Opportunistic DM Credit Fund (Cayman)
LP (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

b)
PineBridge Global Opportunistic DM Credit Fund LP (DE) - PineBridge Global Opportunistic DM Credit
GP LLC is the general partner of PineBridge Global Opportunistic DM Credit Fund LP (the "Fund"). 100%
of the limited partnership interests of the Fund are held by third parties.

c)
PineBridge Global Opportunistic DM Credit Master Fund LP (CYM) - PineBridge Global Opportunistic DM
Credit GP LLC is the general partner of PineBridge Global Opportunistic DM Credit Master Fund LP (the
"Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

	4)	PineBridge Private Capital Holdings LLC (DE)
	5)	PineBridge Private Credit General Partner, LLC (DE)
a)
PineBridge Private Credit General Partner, L.P. - PineBridge Private Credit General Partner, LLC is the
general partner of PineBridge Private Credit General Partner, L.P. (the "Fund"). 42.54% of the limited partnership interests of Fund are held by employees and 57.46% are held by third parties.

(1)
PineBridge Private Credit (Feeder A), L.P. (DE) - PineBridge Private Credit General Partner, L.P. is
the general partner of PineBridge Private Credit (Feeder A), L.P. (the "Fund"). 100% of the limited partnership interests of Fund are held by third parties.

(2)
PineBridge Private Credit Rated Feeder, L.P. (DE) - PineBridge Private Credit General Partner, L.P. is
the general partner of PineBridge Private Credit, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Private Credit General Partner, L.P. holds
1.07%, PB PC Blocker A, Inc. holds 12.16%, PineBridge Private Credit Rated Feeder, L.P. holds 84.28%, and 0.06% are held by employees. The remaining limited partnership interests are held by third parties.

(3)
PineBridge Private Credit, L.P. (DE) - PineBridge Private Credit General Partner, L.P. is the general partner of PineBridge Private Credit, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Private Credit General Partner, L.P. holds 1.07%, PB PC
Blocker A, Inc. holds 12.16%, PineBridge Private Credit Rated Feeder, L.P. holds 84.28%, and 0.06%
are held by employees. The remaining limited partnership interests are held by third parties.

(a) PineBridge Private Credit Holdings I, LLC (DE)
(b) PBPC I Ski, Inc. (DE)
b)
PineBridge Private Credit Parallel (Feeder), L.P. (DE) - PineBridge Private Credit General Partner, LLC is
the general partner of PineBridge Private Credit Parallel (Feeder), L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

(1) PB PC Blocker Parallel, Inc. (DE)
c)
PineBridge Private Credit Parallel, L.P. (DE) - PineBridge Private Credit General Partner, LLC is the
general partner of PineBridge Private Credit Parallel, L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by PB PC Blocker Parallel, Inc.

(1) PBPC I Parallel Ski, Inc. (DE)
	6)	PineBridge Private Credit II General Partner, LLC (DE)

a)
PineBridge Private Credit II General Partner, L.P. (DE) - PineBridge Private Credit II General Partner,
LLC is the general partner of PineBridge Private Credit II General Partner, L.P. (the "Fund"). 60% of the
limited partnership interests of the Fund are held by employees. The remaining limited partnership interests of the Fund are held by third parties.

(1)
PineBridge Private Credit II Parallel, L.P. (DE) - PineBridge Private Credit II General Partner, L.P. is
the general partner of PineBridge Private Credit II Parallel, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Private Credit II General Partner, L.P.
holds 0.04%, PineBridge Private Credit II Parallel RFF, L.P. holds 75.44%, and PineBridge Private
Credit II Blocker Series B, LLC hold 9.43%. The remaining interests are held by third parties.

(2)
PineBridge Private Credit II, L.P. (DE) - PineBridge Private Credit II General Partner, L.P. is the
general partner of PineBridge Private Credit II, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Private Credit II General Partner, l.P. hold 2.08%,
PineBridge Private Credit II RFF, L.P. holds 90.16%, and PineBridge Private Credit II Blocker Series
A, LLC holds 2.50%. The remaining limited partnership interests are held by third parties.

(a)
PineBridge Private Credit Holdings II, LLC (DE) - 100.00% of the votig interests of PineBridge
Private Credit Holdings II, LLC are held by PineBridge Private Credit II, L.P. 100.00% of the non-voting interests of PineBridge Private Credit Holdings II, LLC are held by PineBridge Private
Credit Parallel, L.P.

			(b)	PineBridge Private Credit II Holdings Lev, LLC (DE)
b)
PineBridge Private Credit II Parallel RFF, L.P. (DE) - PineBridge Private Credit II General Partner, LLC is
the general partner of PineBridge Private Credit II Parallel RFF, L.P. (the "Fund"). 100% of the limited partnership interests in the Fund are held by third parties.

c)
PineBridge Private Credit II RFF, L.P. (DE) - PineBridge Private Credit II General Partner, LLC is the
general partner of PineBridge Private Credit II RFF, L.P. (the Fund"). 100% of the limited partnership interests in the Fund are held by third parties.

d)
PineBridge Private Credit II Series Feeder, L.P. (DE) - PineBridge Private Credit II General Partner, LLC
is the general partner of PineBridge Private Credit II Series Feeder, L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

		(1)	PineBridge Private Credit II Blocker Series, LLC (DE)
7)	PineBridge Private Credit III General Partner, LLC (DE)
	a)	PineBridge Private Credit III Blocker (V) Member, L.P. (DE)
b)
PineBridge Private Credit III General Partner, L.P. (DE) - PineBridge Private Credit III General Partner,
LLC is the general partner of PineBridge Private Credit III General Partner, L.P. (the "Fund GP"). 60% of
limited partnership interests of the Fund GP are held by PB Employees and the remaining limited partnership interests are held by third parties.

(1)
PineBridge Private Credit III Parallel, L.P. (DE) - PineBridge Private Credit III General Partner, L.P.
is the general partner of PineBridge Private Credit III Parallel, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Private Credit III General
Partner, L.P. hold 0.02%, PineBridge Private Credit III Blocker Series LLC (Series B) holds 9.98%,
PineBridge Private Credit III Blocker Series, LLC (Series C) holds 3.06%, PineBridge Private Credit
III Parallel RFF, L.P. holds 63.87%, and PineBridge Private Credit III Parallel RFF (A), L.P. holds
20.08%. The remaining limited partnership interests are held by third parties.

(2)
PineBridge Private Credit III, L.P. (DE) - PineBridge Private Credit III General Partner, L.P. is the
general partner of PineBridge Private Credit III, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Private Credit III General Partner, L.P. holds
1.51%, PineBridge Private Credit III Blocker Series, LLC (Series A) holds 8.67%, PineBridge Private
Credit III Blocker Series, LLC (Series D) holds 14.45%, PineBridge Private Credit III RFF, L.P. holds
69.41%, and 0.29% is held by employees. The remaining limited partnership interests are held by third parties.

			(a)	PineBridge Private Credit III Holdings Lev, LLC (DE)
c)
PineBridge Private Credit III Parallel Feeder (S), L.P. (DE) - PineBridge Private Credit III General
Partner, LLC is the general partner of PineBridge Private Credit III Parallel Feeder (S), L.P. (the "Fund").
100% of the limited partnership interests of the Fund are held by third parties.

d)
PineBridge Private Credit III Parallel Feeder Blocker, LLC (DE) - 100 of the voting interests of PineBridge
Private Credit III Parallel Feeder Blocker, LLC are held by PineBridge Private Credit III General Partner,
LLC. 97.9% of the non-voting interests of PineBridge Private Credit III Parallel Feeder Blocker, LLC are
held by PineBridge Private Credit III Parallel Feeder (S) LP, and 2.10% by PineBridge Private Credit III
Blocker (V) Member LP.

e)
Pinebridge Private Credit III Parallel RFF (A), L.P. (DE) - PineBridge Private Credit III General Partner,
LLC is the general partner of PineBridge Private Credit III Parallel RFF (A), L.P. (the "Fund"). 30.43% of
the limited partnership interests of the Fund are held by PineBridge Private Credit III Parallel Feeder
Blocker LLC. The remaining limited partnership interests are held by third parties.

f)
PineBridge Private Credit III Parallel RFF, L.P. (DE) - PineBridge Private Credit III General Partner, LLC
is the general partner of PineBridge Private Credit III Parallel RFF, L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

g)
PineBridge Private Credit III RFF, L.P. (DE) - PineBridge Private Credit III General Partner, LLC is the
general partner of PineBridge Private Credit III RFF, L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

h)
PineBridge Private Credit III Series Feeder, L.P. (DE) - PineBridge Private Credit III General Partner, LLC
is the general partner of PineBridge Private Credit III Series Feeder, L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

(1)
PineBridge Private Credit III Blocker Series, LLC (DE) - 100% of the voting interests of PineBridge
Private Credit III Blocker Series, LLC are held by PineBridge Private Credit III Series Feeder, L.P.
1.06% of non-voting interests of PineBridge Private Credit III Blocker Series, LLC is owned by
PineBridge Private Credit III General Partner, L.P. and 98.94% is owned by PineBridge Private Credit
III Series Feeder, L.P.

8)	PineBridge Private Credit IV General Partner, LLC (DE)
a)
PineBridge Private Credit IV Offshore Holdings, L.P. (DE) - PineBridge Private Credit IV General Partner,
LLC is the general partner of PineBridge Private Credit IV Offshore Holdings, L.P. (the "Fund") 100% of
the limited partnership interests of the Fund are held by PineBridge Private Credit IV Offshore Series
Blocker, LLC.

b)
PineBridge Private Credit IV Aggregator, LLC (DE) - 100% of the voting interests of PineBridge Private
Credit IV Aggregator, LLC are held by PineBridge Private Credit IV General Partner, LLC. 4.78% of
non-voting interest PineBridge Private Credit IV Aggregator, LLC is held by PineBridge Private Credit IV,
L.P. 87.14% of PineBridge Private Credit IV Aggregator, LLC is held by PineBridge Private Credit IV
Parallel, L.P. 8.08% of PineBridge Private Credit IV Aggregator, LLC is held by PineBridge Private Credit IV
Offshore Holdings, L.P.

c)
Pinebridge Private Credit IV Blocker Series, LLC (DE) - 100% of the voting interests of Pinebridge Private
Credit IV Blocker Series, LLC are held by PineBridge Private Credit IV General Partner, LLC. 100% of
non-voting securities of Pinebridge Private Credit IV Blocker Series, LLC are held by PineBridge Private
Credit IV Series Feeder, L.P.

d)
PineBridge Private Credit IV General Partner, L.P. (DE) - PineBridge Private Credit IV General Partner,
LLC is the general partner of PineBridge Private Credit IV General Partner, L.P. (the "Fund"). 65% of the
limited partnership interests of the Fund are held by employees. The remaining limited partnership interests of the Fund are held by third parties.

(1)
PineBridge Private Credit IV Parallel, L.P. (DE) - PineBridge Private Credit IV General Partner, L.P. is
the general partner of PineBridge Private Credit IV Parallel, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Private Credit IV General Partner, L.P.
owns 0.02%, and PineBridge Private Credit IV Parallel RFF, L.P. owns 90.89%. The remaining limited partnership interests are held by third parties.

(2)
PineBridge Private Credit IV, L.P. (DE) - PineBridge Private Credit IV General Partner, L.P. is the
general partner of PineBridge Private Credit IV, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Private Credit IV General Partner, L.P. owns
0.33%, and PineBridge Private Credit IV RFF, L.P. owns 99.44%. The remaining limited partnership interests are held by employees.

			(a)	PineBridge Private Credit IV Holdings Lev, LLC (DE)

e)
PineBridge Private Credit IV Parallel RFF, L.P. (DE) - PineBridge Private Credit IV General Partner, LLC is
the general partner of PineBridge Private Credit IV Parallel RFF, L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

f)
PineBridge Private Credit IV RFF, L.P. (DE) - PineBridge Private Credit IV General Partner, LLC is the
general partner of PineBridge Private Credit IV RFF, L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

	g)	Pinebridge Private Credit IV Series Feeder, L.P. (DE) - This entity currently not in operation and no LPs invested in it yet.
9)	PineBridge Vantage Partners LLC (DE)
	a)	PineBridge Co-Investment Feeder, Ltd. (CYM)
b)
PineBridge Vantage Partners GP, L.P. (DE) - PineBridge Vantage Partners LLC is the general partner of
PineBridge Vantage Partners GP, L.P. (the "Fund GP"). 100% of the limited partnership interests of the
Fund GP are held by third parties.

10)
PineBridge Global Dynamic Absolute Return Fund LLC (DE) - PineBridge Investments LLC hold 100% of the voting interest of PineBridge Global Dynamic Absolute Return Fund LLC (the "Fund"). 99.75% of the
non-voting interests of the Fund are held by third parties and 0.25% are held by PineBridge Investments LLC.

11)	PineBridge Highstar (SPE) LLC (DE)
12)	PineBridge Investments Management LLC (DE)
13)	PineBridge European Real Estate GP, LLC (CYM)
a)
PineBridge European Real Estate SPV, L.P. (CYM) - PineBridge European Real Estate GP, LLC is the
general partner of PineBridge European Real Estate SPV, L.P. (the "Fund"). 100% of the limited partnership interests of Fund are held third parties.

14)
PineBridge Senior Secured Loan US Fund LLC (DE) - PineBridge Investments LLC hold 100% of the voting interest of PineBridge Senior Secured Loan US Fund LLC. 100% of the non-voting interests of the Fund are held by third parties.

15)	PineBridge Structured Capital General Partner III LLC (DE)
a)
PineBridge Structured Capital General Partner III, L.P. (DE) - PineBridge Structured Capital General
Partner III LLC is the general partner of PineBridge Structured Capital General Partner III, L.P. (the
"Fund"). 16.51% of the limited partnership interest of Fund are held by current and former employees and
83.49% held by third parties.

(1)
PSC III Arch AIV I, L.P. (CYM) - PineBridge Structured Capital General Partner III, L.P.is the general partner of PSC III Arch AIV I, L.P. (the "AIV"). 99.21% of the limited partnership interests of the AIV are held by PSC III Arch EP Blocker Inc and 0.79% held by PineBridge Structured Capital General
Partner III, L.P.

(2)
PineBridge Structured Capital Partners Offshore III-A, L.P.(CYM) - PineBridge Structured Capital
General Partner III, L.P. is the general partner of PineBridge Structured Capital Partners Offshore
III-A, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund:
PineBridge Structured Capital General Partner III, L.P. holds 0.79%. The remaining limited partnership interests are held by third parties.

b)
PineBridge Structured Capital Partners III (Feeder), L.P. (CYM) - PineBridge Structured Capital General
Partner III LLC is the general partner of PineBridge Structured Capital Partners III (Feeder), L.P. (the
"Fund"). 100% of the limited partnership interests of Fund are held by third parties.

c)
PineBridge Structured Capital Partners III, L.P. (DE) - PineBridge Structured Capital General Partner III
LLC is the general partner of PineBridge Structured Capital Partners III, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PSC III Splitter 1 LP holds 41.10%, and
PineBridge Structured Capital General Partner III, L.P. holds 4.61%. The remaining limited partnership interests are held by third parties.

		(1)	PB Riveron Blocker, Inc. (DE)
		(2)	PB Riveron-A Blocker, Inc. (DE)

(3)
PSC III AIV I, L.P. (DE) - PineBridge Structured Capital Partners III, L.P. is the general partner of
PSC III AIV I, L.P. (the "AIV"). 54.29% of the limited partnership interests of the AIV are held by third parties, 41.10% are held by PSC III Splitter 1, L.P., and 4.61% are held by PineBridge Structured
Capital General Partner III, L.P.

d)
PSC III Arch Feeder I, L.P. (CYM) - PineBridge Structured Capital General Partner III LLC is the general partner of PSC III Arch Feeder I, L.P. (the "Feeder Fund"). 100% of the limited partnership interest of
Feeder Fund are held by PineBridge Structured Capital Partners Offshore III-A L.P.

		(1)	PSC III Arch EP Blocker, Inc. (DE)
(2)
PSC III EP Blocker, Inc. (DE) - 100% of the voting interests of PSC III EP Blocker, Inc. are held by
PSC III Arch Feeder I, L.P. 100% of the non-voting interest of PSC III EP Blocker, Inc. are held by
PineBridge Structured Capital Partners III (Feeder), L.P.

e)
PSC III Blocker, L.P. (CYM) - PineBridge Structured Capital General Partner III LLC is the general partner of PSC III Blocker, L.P. (the "Blocker"). 100% of the limited partnership interest of the Blocker are held by PineBridge Structured Capital Partners III (Feeder), L.P.

f)
PSC III Splitter 1, L.P. (DE) - PineBridge Structured Capital General Partner III LLC is the general partner of PSC III Splitter 1, L.P. (the "Fund"). 100% of the limited partnership interests of Fund are held by PSC III Blocker, L.P.

16)	PineBridge Structured Capital II GP, LLC (DE) -
a)
PineBridge Structured Capital General Partner II, LP - PineBridge Structured Capital II GP, LLC is the
general partner of PineBridge Structured Capital General Partner II, LP (the "Fund"). 80% of the limited partnership interests of the Fund are held by current and former employees and 20% are held by third parties.

		(1)	PineBridge Structured Capital General Partner Offshore II, LLC (DE)
(a)
PineBridge Structured Capital Partners Offshore II, L.P. (CYM) - PineBridge Structured Capital
General Partner Offshore II, LLC is the general partner of PineBridge Structured Capital
Partners Offshore II, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Structured Capital General Partner Offshore II, LLC holds 0.67%. The remaining limited partnership interests are held by third parties.

				i.	PB SC II BN Blocker, Inc. (DE)
				ii.	PB SC II UCC Blocker, Inc. (DE)
				iii.	PG Investment Corp II, Inc. (DE)
iv.
RP BN Blocker, Inc. (DE) - 100.00% of the voting interests of RP BN Blocker, Inc. areheld by
PineBridge Structured Capital Partners Offshre II, L.P. 100.00% of the non-voting interests of RP BN Blocker, Inc. are held by third parties.

(b)
PineBridge Structured Capital Partners Offshore II-A, L.P. (CYM) - PineBridge Structured
Capital General Partner Offshore II, LLC is the general partner of PineBridge Structured Capital
Partners Offshore II-A, L.P. (the "Fund"). The following affiliates hold limited partnership interests in the Fund: PineBridge Structured Capital General Partner Offshore II, LLC holds
0.67%. The remaining limited partneship interests are held by third parties.

				i.	PB SC II-A BN Blocker, Inc. (DE)
				ii.	PB SC II-A UCC Blocker Inc. (DE)
				iii.	PG Investment Corp II-A, Inc. (DE)
(2)
PineBridge Structured Capital Partners II, L.P. (DE) - PineBridge Structured Capital General Partner
II, LP is the general partner of PineBridge Structured Capital Partners II, L.P. (the "Fund"). The
following affiliates hold limited partnership interests in the Fund: PineBridge Structured Capital II
Sponsor, LLC holds 43.02%, and PineBridge Structured Capital General Partner II, L.P. holds 1.556%.
The remaining limited partnership interests are held by third parties.

17)	PineBridge Flexible Credit Implementation, LLC (DE)
a)
PineBridge Flexible Credit Offshore Fund, LLC (CYM) - 100.00% of the voting interests of PineBridge
Flexible Credit Offshore Fund, LLC are held by PineBridge Flexible Credit Implementation, LLC. 100.00%
of the non-voting interests of PineBridge Flexible Credit Offshore Fund, LLC are held by third parties.

b)
PineBridge Flexible Credit Onshore Fund, LLC (DE) - 100.00% of the voting interests of PineBridge
Flexible Credit Onshore Fund, LLC are held by PineBridge Flexible Credit Implementation, LLC. 99.46% of
the non-voting interests of PineBridge Flexible Credit Onshore Fund, LLC are held by third parties. 0.54%
of the non-voting interests of PineBridge Flexible Credit Onshore Fund, LLC are held by PineBridge
Investments Holdings US LLC.

1)
PB PC Blocker A, Inc. (DE) - 100% of the voting securities of PB PC Blocker A, Inc. are held by PineBridge
Investments LLC. 99.80% of the non-voting securities of PB PC Blocker A, Inc. are held by PineBridge Private
Credit (Feeder A), L.P. and 0.20% by PineBridge Private Credit General Partner, L.P.

		1)	PineBridge Private Credit IV Offshore GP, S.à.r.l. (Luxembourg)
a)
PineBridge Private Credit IV Offshore SLP (Luxembourg) - 100.00% of the voting interests of PineBridge
Private Credit IV Offshore SLP are held by PineBridge Private Credit IV Offshore GP, S.a.r.l. 100% of the
economic interests of PineBridge Private Credit IV Offshore SLP are held by third parties.

(1)
PineBridge Private Credit IV Offshore Blocker Series, LLC (DE) - 97.99% of PineBridge Private Credit
IV Offshore Blocker Series, LLC is owned by PineBridge Private Credit IV Offshore SLP and 2.01% is
held by PineBridge Private Credit IV General Partner, L.P.

				(2)	PineBridge Private Credit IV Offshore Blocker Series, LLC (DE)
	d.	PineBridge Private Credit Agent LLC (DE)
		1)	PineBridge Highstar (SPE) LLC
		2)	PineBridge Investments Management LLC (DE)
			a)	PineBridge Senior Secured Loan Fund Ltd. (CYM)
	e.	PineBridge Securities LLC (DE)
6.	PineBridge Investments IP Holdings Limited (CYM)
7.	PineBridge Investments Americas Holdings Limited (CYM)
	a.	PineBridge GEM II G.P., Co. (CYM)
1)
PineBridge GEM II G.P., L.P. (CYM) - PineBridge GEM II G.P., Co. is the general partner of PineBridge GEM II
G.P., L.P. (the "Fund GP"). 62.62% of the limited partnership interests of the Fund GP are held by third parties,
0.19% are held by PineBridge GEM II G.P., Co. and 37.19% are held by current or former employees.

a)
PineBridge GEM II (Alberta) GP, L.P (Canada) - PineBridge GEM II G.P., L.P. is the general partner of
PineBridge GEM II (Alberta) GP, L.P. (the "Fund GP"). 100.00% of the limited partnership interests of
Fund GP are held by current and former employees.

(1)
Lauren Holdings, LP (Canada) - Lauren Holdings, L.P. (the "AIV") is an AIV of PineBridge GEM II
(Alberta) GP, L.P. 98.07% of the limited partnership interests of the AIV are held by third parties.
1.93% of the limited partnership interests in the AIV are held by PineBridge GEM II (Alberta) GP, L.P.

(2)
Oliver Investments, LP (Canada) - Oliver Investments, LP (the "AIV") is an AIV of PineBridge GEM II
(Alberta) GP, L.P. 98.07% of the limited partnership interests of the AIV are held by third parties.
1.93% of the limited partnership interests in the AIV are held by PineBridge GEM II (Alberta) GP, L.P.

(3)
Victoria Capital, LP (Canada) - Victoria Capital, LP (the "AIV") is an AIV of PineBridge GEM II
(Alberta) GP, L.P. 98.07% of the limited partnership interests of the AIV are held by third parties and
1.93% are held by PineBridge GEM II (Alberta) GP, L.P.

b)
PineBridge GEM II Feeder, L.P. (CYM) - PineBridge GEM II G.P., L.P. is the general partner of PineBridge
GEM II Feeder, L.P. (the "Fund"). 100% of the limited partnership interests of the Fund are held by third parties.

				(1)	PineBridge GEM II Feeder Ltd. (CYM)
			c)	PineBridge GEM II GP Ltd. (CYM)
(1)
PineBridge Global Emerging Markets Partners II, L.P. (CYM) - PineBridge GEM II GP Ltd. is the
general partner of PineBridge Global Emerging Markets Partners II, L.P. (the "Fund"). 98.07% of the
limited partnership interests in of the Fund are held by third parties, and 1.93% are held by
PineBridge GEM II G.P., L.P.

(a) Aditi Investment Holdings Limited (Mauritius)

		b.	PineBridge GEM II Special Distribution GP, Ltd. (CYM)
1)
PineBridge GEM II Special Distribution, L.P. (CYM) - PineBridge GEM II Special Distribution GP, Ltd. is the
general partner of PineBridge GEM II Special Distribution, L.P. (the "Fund"). 66.67% of the limited partnership interests in the Fund are held by PineBridge GEM II Special Distribution G.P., Ltd and 33.33% are held by current and former employees.

		c.	PineBridge GEM II, LLC (DE)
		d.	PineBridge GEM Viaduct GP, Co. (CYM)
			1)	AIG GEM Viaduct Media Holdings Bermuda, Ltd. (CYM)
			2)	AIG GEM Viaduct Media Holdings Singapore, Ltd. (CYM)
3)
PineBridge GEM Viaduct GP, L.P. (CYM) - PineBridge GEM Viaduct GP, Co. is the general partner of PineBridge
GEM Viaduct GP, L.P. (the "Fund GP"). 76.43% of the limited partnership interests of Fund GP are held by third parties 0.67% are held by PineBridge GEM Viaduct G P, Co., and 22.90% are held by current or former employees.

a)
PineBridge Global Emerging Markets Partners Viaduct, L.P. (CYM) - PineBridge GEM Viaduct GP, L.P. is
the general partner of PineBridge Global Emerging Markets Partners Viaduct, L.P. (the "Fund"). 99.00% of
the limited partnership interests of the Fund are held by third parties and 1.00% are held by PineBridge
GEM Viaduct G.P., L.P.

					(1)	PineBridge Eurasia Financial Investments S.à.r.l. (Luxembourg)
		e.	PineBridge GEM Viaduct Manager, LLC (DE)
		f.	PineBridge New Europe GP, Ltd. (CYM)
1)
PineBridge New Europe GP, L.P. (CYM) - PineBridge New Europe GP, Ltd. is the general partner of PineBridge
New Europe GP, L.P. (the "Fund GP"). 100.00% of the limited partnership interests of the Fund GP are held by current and former employees.

		g.	PineBridge New Europe II GP, Ltd. (CYM)
1)
PineBridge New Europe II GP, L.P. (CYM) - PineBridge New Europe II GP, Ltd. is the general partner of
PineBridge New Europe II GP, L.P. (the "Fund GP"). 55.40% of the limited partnership interests of the Fund GP are held by third parties, 44.40% are held by current or former employees, and 0.20% are held by PineBridge
New Europe II GP, Ltd.

a)
PineBridge New Europe Partners II, L.P. (CYM) - PineBridge New Europe II GP, L.P. is the general partner of PineBridge New Europe Partners II, L.P. (the "Fund"). 99.05% of the limited partnership interests of the
Fund are held by third parties and 0.95% are held by PineBridge New Europe II GP, L.P.

					(1)	NEF Cable Holdings S.à r.l. (Luxembourg)
(a) Polynifin B.V. (Netherlands)
b)
PineBridge New Europe Partners II-A, L.P. (CYM) - PineBridge New Europe II GP, L.P. is the general partner of PineBridge New Europe Partners II-A, L.P. (the "Fund"). 98.24% of the limited partnership interests in the Fund are held by third parties and 1.76% are held by PineBridge New Europe II GP, L.P.

					(1)	Frégate Investments S.à r.l. (Luxembourg)
					(2)	Kingscote S.à r.l. (Luxembourg)
					(3)	Ratiocino Limited (Cyprus)
		h.	PineBridge New Europe II Manager, LLC (DE)
i.
PineBridge New Europe Manager, Ltd. (CYM) - 70% of the interests in PineBridge New Europe Manager, Ltd. is held by PineBridge Investments Americas Holdings Limited. The remaining 30% is held by a third-party.

I.	MetLife Insurance Brokerage, Inc. (NY)
J.	Cova Life Management Company (DE)
K.	MetLife Consumer Services, Inc. (DE)
L.	MetLife Global, Inc. (DE)
	1)	MetLife Global Bermuda, Ltd. (Bermuda)
M.	MetLife Reinsurance Company of Hamilton, Ltd. (Bermuda)

N.	MetLife Global Benefits, Ltd. (CYM)
O.	Newbury Insurance Company, Limited (DE)
P.
Inversiones MetLife Holdco Dos Limitada (CHL) - 99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife,
Inc., 0.000535% is owned by MetLife International Holdings, LLC. and 0.0000054% is owned by Natiloportem Holdings, LLC.

Q.	MetLife Reinsurance Company of Charleston (SC)
R.	MetLife Capital Trust IV (DE)
S.	MetLife Home Loans, LLC (DE)
T.	MetLife Pet Insurance Solutions, LLC (KY)
U.	Metropolitan General Insurance Company (RI)
V.
Chariot Holding Company, LP (BMU) - MetLife, Inc. holds an approximate 23% interest in the non-voting limited partnership interests of Chariot Holding Company, LP, a Bermuda exempted limited partnership. The remaining interests are held by third parties. The Nebraska Department of Insurance has approved MetLife’s application to disclaim affiliation with Chariot Holding
Company, LP and its subsidiaries.

	1.	Chariot MidCo, LLC (DE)
	2.	Chariot Reinsurance, Ltd. (BMU)
W.	MetLife Insurance Brokerage, Inc. (NY)
X.	MetLife Reinsurance Company of Vermont (VT)
Y.	MetLife Group, Inc. (NY)
	1.	MetLife Services and Solutions, LLC (DE)
		a.	MetLife Solutions Pte. Ltd. (SGP)
1)
MetLife Services East Private Limited (IND) - 57.279332% of MetLife Services East Private Limited is owned by
MetLife Global Operations Support Center Private Limited, 42.720666% is owned by MetLife Solutions Pte.
Limited, and 0.000002% is owned by Natiloportem Holdings LLC.

2)
MetLife Global Operations Support Center Private Limited (IND) - 99.99999% of MetLife Global Operations
Support Center Private Limited is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem
Holdings, LLC.

Z.	MetLife Investors Group, LLC (DE)
	1.	MetLife Investors Distribution Company (MO)
	2.	MetLife Investments Securities, LLC (DE)
1) The voting securities (excluding directors’ qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.
2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.
3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.
4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.
Item 30. Indemnification
As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant’s principal underwriter (the “Underwriter”)), which is incorporated in the state of Delaware, and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.
MetLife, Inc. also has adopted a policy to indemnify employees (“MetLife Employees”) of MetLife, Inc. or its affiliates (“MetLife”), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.
MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriters
(a) MetLife Investors Distribution Company also serves as principal underwriter and distributor of the Contracts. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:
General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
General American Separate Account Two
Metropolitan Life Separate Account UL
Metropolitan Life Variable Annuity Separate Account II
Metropolitan Tower Life Separate Account One
Metropolitan Tower Life Separate Account Two
New England Life Retirement Investment Account
New England Variable Annuity Fund I
Paragon Separate Account A
Paragon Separate Account B
Paragon Separate Account C
Paragon Separate Account D
Separate Account No. 13S
(b)
Management. MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 200 Park Avenue, New York, NY 10166.

Name and Principal Business Address	Positions and Offices With Underwriter
Jessica T. Good 200 Park Avenue New York, NY 10166	Director, Chair of the Board, President and Chief Executive Officer
Kelli Buford 200 Park Avenue New York, NY 10166	Secretary
Michael J. McDermott 200 Park Avenue New York, NY 10166	Director and Senior Vice President
Michael Yick 1 MetLife Way Whippany, NJ 07981	Vice President and Treasurer
Alexis Kuchinsky One MetLife Way Whippany, NJ 07981	Chief Compliance Officer

Name and Principal Business Address	Positions and Offices With Underwriter
Geoffrey Fradkin 200 Park Avenue New York, NY 10166	Vice President
Gabriel Lopez 200 Park Avenue New York, NY 10166	Director and Senior Vice President
Dan P. Antilley, Jr. 200 Park Avenue New York, NY 10166	Senior Vice President and Chief Information Security Officer
Thomas J. Schuster 200 Park Avenue New York, NY 10166	Director and Senior Vice President
Peter Gruppuso 200 Park Avenue New York, NY 10166	Assistant Vice President and Chief Financial Officer
Geeta Alphonso-Napoli 200 Park Avenue New York, NY 10166	Chief Legal Officer
Anika Wall 200 Park Avenue New York, NY 10166	Director and Vice President
(c)
Compensation to the Distributor. The following aggregate amount of commissions and other compensation was received by the Distributor, directly or indirectly, from the Registrant, during their last fiscal year:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
MetLife Investors Distribution Company	$35,509,468	$0	$0	$0
Item 31A. Information about Contracts with Index-Linked Option as and Fixed Options Subject to a Contract Adjustment.
Not applicable.
Item 32. Location of Account and Records.
The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:
Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY 10166
MetLife, 18210 Crane Nest Drive, Tampa, FL 33647
MetLife Investors Distribution Company, 200 Park Avenue, New York, NY 10166
Item 33. Management Services.
Not Applicable.
Item 34. Fee Representation and Undertakings.
(a)
Depositor hereby makes the following representation:
Metropolitan Life Insurance Company represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Contracts.
(b)
Not Applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on this 23rd day of April, 2026.
Metropolitan Life Separate Account E (Registered Separate Account)
By:	Metropolitan Life Insurance Company (Insurance Company)

By:	/s/ Michael Schmidt
Michael Schmidt Vice President

Metropolitan Life Insurance Company (Insurance Company)
By:	/s/ Michael Schmidt
Michael Schmidt Vice President

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons, in the capacities indicated, on April 23, 2026.
Signature	Title
*
Robert G. Hubbard	Chairman of the Board and Director
*
Michel A. Khalaf	President, Chief Executive Officer and Director
*
John D. McCallion	Executive Vice President and Chief Financial Officer
*
Adrienne O’Neill	Executive Vice President and Chief Accounting Officer
*
Daniel S. Glaser	Director
*
Carlos M. Gutierrez	Director
*
Carla A. Harris	Director
*
Laura J. Hay	Director
*
Jeh C. Johnson	Director
*
William E. Kennard	Director
*
Diana L. McKenzie	Director
*
Denise M. Morrison	Director
*
Christian S. Mumenthaler	Director

Signature	Title
*
Michelle Seitz	Director
*
Mark A. Weinberger	Director

*By:	/s/ Heather Harker
Heather Harker Attorney-in-Fact April 23, 2026
*
Metropolitan Life Insurance Company. Executed by Heather Harker, on behalf of those indicated pursuant to powers of attorney.